Government Securities Portfolio
A Series of Panorama Series Fund, Inc.

Prospectus dated April 29, 2005

                                                Government Securities
                                          Portfolio is a mutual fund that
                                          seeks high current income with a
                                          high degree of safety of principal.
                                          The Portfolio invests primarily in
                                          debt instruments issued or
                                          guaranteed by the U.S. government or
                                          its agencies and instrumentalities,
                                          including mortgage-backed securities.

                                                Shares of the Portfolio are
                                          sold only as an underlying
                                          investment for variable life
                                          insurance policies, variable annuity
                                          contracts and other insurance
                                          company separate accounts. A
                                          prospectus for the insurance product
As with all mutual funds, the             you have selected accompanies this
Securities and Exchange Commission        Prospectus and explains how to
has not approved or disapproved the       select shares of the Portfolio as an
Portfolio's securities nor has it         investment under that insurance
determined that this Prospectus is        product.
accurate or complete. It is a
criminal offense to represent                   This Prospectus contains
otherwise.                                important information about the
                                          Portfolio's objective, its
                                          investment policies, strategies and
                                          risks.  Please read this Prospectus
                                          (and your insurance product
                                          prospectus) carefully before you
                                          invest and keep them for future
                                          reference about your investment.

Contents

            About the Portfolio
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            The  Portfolio's  Investment  Objective and  Principal  Investment
Strategies

            Main Risks of Investing in the Portfolio

            The Portfolio's Past Performance

            Fees and Expenses of the Portfolio

            About the Portfolio's Investments

            How the Portfolio is Managed

            Investing in the Portfolio
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            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

About the Portfolio

The Portfolio's Investment Objective and Principal Investment Strategies

What Is the Portfolio's Investment Objective?  The Portfolio seeks a high level of current income with a high degree of safety of principal, by investing primarily (at least 80% of its net assets, plus borrowings for investment purposes, under normal market conditions) in U.S. government securities and U.S. government-related securities.

What Does the Portfolio Mainly Invest In?  U.S. government securities include debt securities that are issued or guaranteed by the United States Treasury, such as Treasury bills, bonds or notes, and securities issued or guaranteed by agencies or federally-chartered corporate entities that are referred to as
"instrumentalities" of the U.S. government.

      "U.S. government-related securities" are debt obligations that are fully collateralized or secured by U.S. government securities.  That means the U.S. government securities are held to back the payments of interest and repayments of principal.  The Portfolio invests significant amounts of its assets in U.S. government-related mortgage-backed securities, such as collateralized mortgage obligations (called "CMO's") and mortgage participation certificates.  Some of the U.S. government securities the
Portfolio buys are backed by the full faith and credit of the U.S. government as to payment of interest and repayment of principal.  Others are backed by the right of the issuer to borrow from the U.S. Treasury.  Others are backed only by the credit of the instrumentality.  All of these different types of securities described in this paragraph have some degree of credit support from the U.S. government and are generally referred to as "U.S. government securities" in this Prospectus.

      The Portfolio can also invest up to 20% of its net assets (plus borrowings for investment purposes) in investment-grade debt obligations issued by private issuers, which do not have any credit support from the U.
S. government.

      The securities the Portfolio buys may pay interest at fixed or floating rates, or may be "stripped" securities.  They may have short, medium or long-term maturities.  The Portfolio can use hedging instruments and other derivative investments to try to enhance income and to manage investment risks. These investments are more fully explained in "About the Portfolio's
Investments," below.

      |X|  How Do the Portfolio Managers Decide What Securities to Buy or
Sell?  In selecting securities for purchase or sale by the Portfolio, the portfolio managers research the universe of U.S. government securities and private-issuer mortgage-related securities and weigh yields and relative values against investment risks.  While this process and the inter-relationship of the factors used may change over time and may vary in particular cases, in general, they look for:
|_|   Sectors of the U.S. government debt market that they believe offer high relative value,
|_|   Securities that have high income potential to help cushion the
         Portfolio's share price against volatility, and
|_|   Different types of U.S. government and private-issuer securities.

Who Is the Portfolio Designed For? The Portfolio's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking current income from a Portfolio that also has the goal of preserving capital and invests mainly in U.S. government securities.  However, the
Portfolio's share price and income levels will fluctuate.  The Portfolio's share price and distributions are not backed or guaranteed by the U.S.
government.  The Portfolio is intended to be a long-term investment, not a short-term trading vehicle.  The Portfolio is not a complete investment program.

Main Risks of Investing in the Portfolio

      All investments carry risks to some degree.  The Portfolio's investments are subject to changes in their value from a number of factors described below.  There is also the risk that poor security selection by the
Portfolio's investment Manager, OppenheimerFunds, Inc., will cause the
Portfolio to underperform other funds having similar objectives.

      |X| Interest Rate Risks.  Debt securities, including U.S. government securities prior to their maturity, are subject to changes in value when prevailing interest rates change.  When interest rates fall, the values of outstanding debt securities generally rise, and the securities may sell for more than their face amount. When interest rates rise, the values of outstanding debt securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for longer-term debt securities than for short-term debt securities. However, interest rate changes may have different effects on the values of mortgage-related securities because of prepayment risks, discussed below.

      At times, the Portfolio may buy longer-term debt securities to seek higher income. When the average maturity of the Portfolio is longer, its share price may fluctuate more when interest rates change. The Portfolio can buy zero-coupon or "stripped" securities, which are particularly sensitive to interest rate changes and the rate of principal payments (and prepayments), and have prices that may go up or down more than other types of debt securities in response to those changes.  The Portfolio's share prices can go up or down when interest rates change because of the effect of interest rate changes on the value of the Portfolio's investments in debt securities.

      |X| Prepayment Risk.  Prepayment risk occurs when the mortgages underlying a mortgage-related security are prepaid at a rate faster than anticipated (usually when interest rates fall) and the issuer of the security can prepay the principal prior to the security's maturity.  Mortgage-related securities that are subject to prepayment risk, including the mortgage-related securities that the Portfolio buys, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.  Additionally, the
Portfolio can buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

      If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security.  That could cause its value to fluctuate more widely in response to changes in interest rates.  In turn, this could cause the value of the Portfolio's shares to fluctuate more.
      |X| Credit Risk.  Debt securities are subject to credit risk.  Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. While securities directly issued by the U.S. Treasury and certain agencies that are backed by the full faith and credit of the U.S. government have little credit risk and securities issued by other agencies or instrumentalities of the U.S.
government generally have low credit risks, securities issued by private issuers may have greater credit risks. If the issuer fails to pay interest, the Portfolio's income might be reduced and if the issuer fails to repay principal, the value of that security and of the Portfolio's shares might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of the issuer's securities.

      |X|  Special Risks of Derivative Investments. The Portfolio can use
derivatives to seek increased income or to try to hedge investment risks and preserve capital. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, stripped securities, collateralized mortgage obligations, and structured notes are examples of derivatives the Portfolio can use.

      If the issuer of the derivative does not pay the amount due, the
Portfolio can lose money on the investment.  Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expects it to perform.  If that happens, the
Portfolio's share price could decline or the Portfolio could get less income than expected. The Portfolio has limits on the amount of particular types of derivatives it can hold.  However, using derivatives can cause the Portfolio to lose money on its investments and/or increase the volatility of its share prices.

      How Risky is the Portfolio Overall?  The risks described above collectively form the risk profile of the Portfolio, and can affect the value of the Portfolio's investments, its investment performance and its price per share.  These risks mean that you can lose money by investing in the
Portfolio.  When you redeem your shares, they may be worth more or less than what you paid for them.

      Changes in the overall market prices of securities and their yield can occur at any time.  The share price and yield of the Portfolio will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.  There is no assurance that the
Portfolio will achieve its investment objective.  Although U.S. government securities that are backed by the full faith and credit of the U.S.
government have little credit risk, prior to their maturity, their values are subject to interest rate risks.  Collateralized mortgage obligations and other mortgage-related securities are subject to a number of risks, especially prepayment risks, that can reduce their values.  These risks can cause the Portfolio's share price to fluctuate and can affect its yield.  The
Portfolio is generally less aggressive than other types of fixed-income funds, particularly those that invest in lower-grade securities. It has more risks than a money market fund or a portfolio that invests only in U.S.
Treasury securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other government agency.

The Portfolio's Past Performance

The bar chart and table below show one measure of the risks of investing in the Portfolio, by showing changes in the performance of the Portfolio's shares from year to year for the last 10 calendar years and by showing how the average annual total returns of the Portfolio's shares for 1, 5 and 10 years compare to a broad-based market index.  The Portfolio's past investment performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Total Returns (as of December 31 each year)
[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 6.42% (3QTR02) and the lowest return (not annualized) for a calendar quarter was -2.80% (1QTR96).

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Average  Annual Total  Returns
for    the    periods    ended --------------
December 31, 2004                  1 Year        5 Years        10 Years
-----------------------------------------------------------------------------
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Government Securities              4.17%          7.22%          7.10%
Portfolio (inception 5/13/92)
-----------------------------------------------------------------------------
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Merrill Lynch Master               3.42%          7.39%          7.42%1
Government Index (reflects no
deductions for fees, expenses
or taxes)
-----------------------------------------------------------------------------
1. From 12/31/94.
The  Portfolio's  average  annual total returns  measure the  performance of a hypothetical  account  without  deducting  charges  imposed  by  the  separate accounts  that  invest in the  Portfolio  and assume  that all  dividends  and capital  gains  distributions  have  been  reinvested  in  additional  shares.
Because the Portfolio invests  primarily in U.S.  government  securities,  the performance of the Portfolio's  shares is compared to the Merrill Lynch Master
Government  Index,  an  unmanaged  composite  index of both the  Treasury  and
Agency Master Indices. The index performance  includes  reinvestment of income but  does  not  reflect  transaction  costs,  fees,  expenses  or  taxes.  The
Portfolio may have investments that vary from the index.

The Portfolio's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Portfolio

The following table is provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Portfolio. The Portfolio pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Portfolio's assets to calculate the Portfolio's net asset values per share. All shareholders therefore pay those expenses indirectly. The numbers below are based on the Portfolio's expenses during its fiscal year ended
December 31, 2004.

Shareholder Fees.  The Portfolio does not charge any initial sales charge to buy shares or to reinvest dividends.  There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product.  Those charges and fees are not reflected in the table below.

Annual Fund Operating Expenses (deducted from Portfolio assets):
(% of average daily net assets)

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Management Fees                                       0.525%
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Distribution and Service (12b-1) Fees                   N/A
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Other Expenses                                        0.325%
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Total Annual Operating Expenses                        0.85%
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Expenses may vary in future years.  "Other  Expenses"  include  transfer agent fees,  custodial  fees,  and  accounting  and legal  expenses  the
Portfolio  pays. The Portfolio's  transfer agent has voluntarily  agreed to limit  transfer  and  shareholder  servicing  agent fees to 0.35% per fiscal year.  That  undertaking may be amended or withdrawn at any time.
For the  Portfolio's  fiscal year ended  December 31, 2004, the transfer agent fees did not exceed the expense limitation described above.

EXAMPLE.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and reinvest your dividends and distributions.

The example assumes that you redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

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If shares are             1 Year        3 Years       5 Years      10 Years
redeemed:
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                            $87          $272          $473         $1,053
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About the Portfolio's Investments

The Portfolio's Principal Investment Policies and Risks.  The allocation of the Portfolio's investment holdings among different investments will vary over time based upon the Manager's evaluation of economic and market trends.
The Portfolio might not always hold all of the different types of investments described in this Prospectus.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques.
The Portfolio attempts to reduce its exposure to market risks by not investing too great a percentage of the Portfolio's assets in any one type or issue of debt security (other than direct Treasury obligations, which have little credit risk).
      o  Under normal market conditions, the Portfolio invests at least 80%
of its net assets (plus borrowings for investment purposes) in U.S.
government securities and U.S. government-related securities.
      o  U.S. government securities the Portfolio buys are issued or guaranteed by the U.S. government or its agencies or instrumentalities.
      o  The Portfolio can also invest up to 20% of its net assets in investment grade debt obligations of private issuers.

      The Statement of Additional Information contains more detailed information about the Portfolio's investment policies and risks.

U.S. Government Securities.  The Portfolio can invest in a variety of long, medium and short-term securities issued or guaranteed by the U.S. Treasury or
U.S. government agencies or instrumentalities:

      |X|  U.S. Treasury Obligations.  These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from more than one year to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal.  The Portfolio can buy U. S. Treasury securities that have been "stripped" of their interest coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").
Although not rated, Treasury obligations have little credit risk.

      |X| Obligations of U.S. Government Agencies or Instrumentalities. These
include direct obligations, such as notes, and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as
Government National Mortgage Association (called "Ginnie Mae") pass-through mortgage certificates.  Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal
National Mortgage Association ("Fannie Mae") obligations, Federal Home Loan
Mortgage Corporation ("Freddie Mac") obligations and Federal Home Loan Bank
Obligations.

            |_| Mortgage-Related U.S. Government Securities. These include
interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through"
mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal.  They may be issued in different series with different interest rates and maturities.  The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S.
government agency.  The Portfolio can have significant amounts of its assets invested in mortgage-related U.S. government securities.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change.  In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced and the Portfolio might have to reinvest the prepayment proceeds at lower interest rates, which could reduce its yield.  When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value.  These prepayment risks can make the prices of CMOs very volatile when interest rates change.  The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities.  That volatility will affect the Portfolio's share prices.

      |X| Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the
Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers.  The Portfolio's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the
Investment Company Act of 1940 (the "Investment Company Act") that apply to publicly-sold mutual funds.

      Failure by the Portfolio to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Portfolio's investment decisions in a way that could reduce its performance.

      |X| Can the Portfolio's Investment Objective and Policies Change?  The
Board of Directors can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.  The Portfolio's non-fundamental policy of investing at least 80% of its net assets in U.S. government and U.S.
government related securities will not be changed without first giving shareholders 60 days' advance written notice.  Fundamental policies are those that cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares.  The Portfolio's investment objective is not a fundamental policy, but will not be changed by the Board of Directors without advance notice to shareholders.  Investment restrictions that are fundamental policies are listed in the Statement of Additional Information.  An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the Portfolio can also use the investment techniques and strategies described below.  The Portfolio might not always use all of them.  These techniques involve certain risks, although some are designed to help reduce overall investment or market risks.

      |X| Loans of Portfolio Securities.  The Portfolio has entered into a
Securities Lending Agreement with JP Morgan Chase.  Under that agreement, securities of the Portfolio may be loaned to brokers, dealers and other financial institutions.  The Securities Lending Agreement provides that loans must be adequately collateralized and may be made only in conformity with the Portfolio's Securities Lending Guidelines, adopted by the Board of Directors.  The value of the securities loaned may not exceed 25% of the value of the Portfolio's net assets.

      |X| Private-Issuer Debt Securities.  The Portfolio can invest up to 20%
of its assets in debt securities issued by private issuers under normal market conditions. These debt obligations must be "investment-grade", which means that if they are rated, they must be rated within the four highest rating categories of Moody's Investors Service, Inc. or Standard & Poor's
Rating Service or that have a comparable rating by another rating organization.  If they are unrated, the Portfolio can buy them only if they are assigned a rating comparable to investment-grade by the Manager.

      A reduction in the rating of a security after its purchase by the
Portfolio will not automatically require the Portfolio to dispose of that security.  However, the Manager will evaluate those securities to determine whether to keep them in the Portfolio.

            |_| Private-Issuer Mortgage-Backed Securities.  The Portfolio can
invest in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities.  Private issuer securities are subject to the credit risks of the issuers as well as the interest rate risks and prepayment risks of CMO's, discussed above, although in some cases they may be supported by insurance or guarantees.  Primarily, these include multi-class debt or pass-through certificates secured by mortgage loans.  They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.  The Portfolio's investments in privately-issued mortgage-related securities are limited to those rated in the two highest rating categories of a national rating organization (or unrated securities having a comparable rating assigned by the Manager).

            |_| Asset-Backed Securities.  The Portfolio can buy asset-backed securities which are fractional interests in pools of loans collateralized by loans or other assets or receivables.  They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest.  These securities are subject to prepayment risks, and the risks of default by the issuer as well as by the borrowers of the underlying loans in the pool.

      |X|  Zero-Coupon and "Stripped" Securities.  Some of the U.S.
government and corporate debt securities the Portfolio can buy are zero-coupon bonds that pay no interest.  They are issued at a substantial discount from their face value.  "Stripped" securities are the separate income or principal components of a debt security.  Some CMO's or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments.  One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities.  The Portfolio may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently.
Interest-only securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages.  Principal-only securities are also sensitive to changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates.  The market for some of these securities may be limited, making it difficult for the Portfolio to value them or to dispose of its holdings at an acceptable price.

         |X| Repurchase Agreements.  The Portfolio can enter into repurchase agreements.  In a repurchase transaction, the Portfolio buys a security and simultaneously sells it to the vendor for delivery at a future date.
Repurchase agreements must be fully collateralized.  However, if the vendor fails to pay the resale price on the delivery date, the Portfolio could incur costs in disposing of the collateral and might experience losses if there is any delay in its ability to do so. There is no limit on the amount of the
Portfolio's net assets that may be subject to repurchase agreements of seven days or less.

      |X|  Derivative Investments.  The Portfolio can invest in a number of different kinds of "derivative" investments.  In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  In the broadest sense, collateralized mortgage obligations and other mortgage-related securities, as well as exchange-traded options, futures contracts and other hedging instruments the Portfolio can use may be considered "derivative investments."  In addition to using hedging instruments, the Portfolio can use other derivative investments because they offer the potential for increased income.

      Derivatives have risks.  If the issuer of the derivative investment does not pay the amount due, the Portfolio can lose money on the investment.
The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to.  As a result of these risks, the Portfolio could realize less principal or income from the investment than expected or its hedge might be unsuccessful.  As a result, the Portfolio's share prices could fall. Certain derivative investments held by the Portfolio might be illiquid.

      |X|  Hedging.  The Portfolio can buy and sell certain kinds of futures contracts and call options, including options on futures and debt securities indices.  These are all referred to as "hedging instruments."  The Portfolio does not use hedging instruments for speculative purposes, and has limits on its use of them.  The Portfolio is not required to use hedging investments in seeking its goal.

      The Portfolio could buy and sell options and futures for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities.  It might do so to try to manage its exposure to changing interest rates.

      Some of these strategies would hedge the Portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Portfolio's exposure to the securities market.  Writing covered call options might also provide income to the
Portfolio for liquidity purposes or to raise cash to distribute to shareholders.

      Options trading involves the payment of premiums and has special tax effects on the Portfolio. There are also special risks in particular hedging strategies.  If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the
Portfolio's return.  The Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

      |X| Portfolio Turnover.  The Portfolio generally does not, but can engage in active trading to try to achieve its objective.  It might have a turnover rate in excess of 100% annually.  The Financial Highlights table at the end of this Prospectus shows the Portfolio's turnover rates during prior fiscal years.  Increased portfolio turnover creates higher brokerage and transaction costs for the Portfolio (and may reduce performance).  For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account.

      |X| Portfolio Holdings.  The Portfolio's holdings are included in semi-annual and annual reports that are distributed to shareholders of the
Portfolio within 60 days after the close of the period for which such report is being made.  The Portfolio also makes disclosures of its portfolio securities holdings in its Statement of Investments on Form N-Q, which is filed with the Securities and Exchange Commission (the "SEC") no later than
60 days after the close of the first and third fiscal quarters.  These additional quarterly filings are publicly available at the SEC. Therefore, portfolio holdings of the Portfolio are made publicly available no later than
60 days after the close of the Portfolio's fiscal quarter.

      A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the
Portfolio's Statement of Additional Information.

How the Portfolio Is Managed

The Manager.  The Manager chooses the Portfolio's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Board of Directors, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Portfolio pays to the Manager and describes the expenses that the
Portfolio is responsible to pay to conduct its business.

      The Manager has been an investment adviser since January 1960.  The
Manager and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than 7 million shareholder accounts.  The Manager is located at Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10021-1008.

         |X|      Advisory Fees.  Under the investment advisory agreement,
the Portfolio pays the Manager an advisory fee at an annual rate that declines on additional assets as the Portfolio grows: 0.525% of the first
$300 million of average daily net assets of the Portfolio, 0.500% of the next
$100 million, and 0.450% of average daily net assets over $400 million.  The
Portfolio's management fee for its last fiscal year ended December 31, 2004 was 0.525% of average daily net assets.

|X| Portfolio Managers.  The Portfolio is managed by a team of investment professionals including Angelo Manioudakis, Benjamin J. Gord, Geoffrey Caan,
Charles Moon and Antulio Bomfim who are primarily responsible for the day-to-day management of the Portfolio's investments.  Mr. Manioudakis has been a portfolio manager of the Portfolio and a Senior Vice President of the
Manager since April 2002.  He is also a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.  Mr. Manioudakis was an executive director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management from August 1993 through
April 2002.

      Mr. Gord has been a portfolio manager of the Portfolio and a Vice
President of the Manager since April 2002.  He is also a portfolio manager of other portfolios in the OppenheimerFunds complex.  Mr. Gord was an executive director and a senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management from April 1992 through
March 2002.

      Mr. Caan has been a portfolio manager of the Portfolio and a Vice
President of the Manager since August 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Caan was a vice president of ABN AMRO N.A., Inc. from June 2002 through August 2003, and a vice president of Zurich Scudder Investments from January 1999 through June
2002.

      Mr. Moon has been a portfolio manager of the Portfolio and a Vice
President of the Manager since April 2002.  He is also a portfolio manager of other portfolios in the OppenheimerFunds complex.  Mr. Moon was an executive director and a portfolio manager at Miller Anderson & Sherrerd, a division of
Morgan Stanley Investment Management from June 1999 through March 2002.

      Mr. Bomfim has been a portfolio manager of the Portfolio and a Vice
President of the Manager since October 2003.  He is also a portfolio manager of other portfolios in the OppeneheimerFunds complex.  Mr. Bomfim was a
Senior Economist at the Board of Governors of the Federal Reserve System from
June 1992 to October 2003.

      The Statement of Additional Information provides additional information about the portfolio management team's compensation, other accounts they manage and their ownership of Portfolio shares.

|X|   Possible Conflicts of Interest.  The Portfolio offers its shares to separate accounts of different insurance companies as an investment for their variable annuity, variable life and other investment product contracts.
While the Portfolio does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Portfolio through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Board has procedures to monitor the Portfolio for possible conflicts to determine what action should be taken.  If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Portfolio.  That could force the Portfolio to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted.  Also, the Board might refuse to sell shares of the Portfolio to a particular separate account, or could terminate the offering of the Portfolio's shares if required to do so by law or if it would be in the best interests of the shareholders of the Portfolio to do so.

Pending Litigation.   A consolidated amended complaint has been filed as
putative derivative and class actions against the Manager, Distributor and
Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the
"funds") not including the Portfolio, 31 present and former Directors or
Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern
District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Portfolio shareholders under the Investment Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Portfolio or on their ability to perform their respective investment advisory or distribution agreements with the Portfolio.

Investing in the Portfolio

How to Buy and Sell Shares

How Are Shares Purchased?  Shares of the Portfolio may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.  Individual investors cannot buy shares of the Portfolio directly.  Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Portfolio as an investment option for that variable life insurance policy, variable annuity or other investment product.  The Portfolio reserves the right to refuse any purchase order when the Manager believes it would be in the Portfolio's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Portfolio shares may interfere with the Manager's ability to manage the Portfolio's investments efficiently, increase the Portfolio's transaction and administrative costs and/or affect the Portfolio's performance, depending on various factors, such as the size of the Portfolio, the nature of its investments, the amount of Portfolio assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the Portfolio might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the
Portfolio's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. Therefore, the Manager and the Portfolio's
Board of Directors have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
o     The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive.
o     The Transfer Agent will attempt to monitor overall purchase and redemption activity in the accounts of participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the
         participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the Transfer Agent and the Portfolio that appropriate action has been taken to curtail any excessive trading activity.
         However, the Transfer Agent's ability to monitor and deter excessive short-term trading in "omnibus" or "street name" accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

Monitoring the Policies. The Transfer Agent might not be able to detect excessive, short term trading activity facilitated by, or in accounts maintained in, the omnibus or street name accounts of a participating insurance company. The Portfolio has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by investors and their financial advisors. While the Portfolio recognizes that some contract owners may engage in periodic asset allocation and re-balancing of Portfolio investments in their accounts, making an "exchange" out of the Portfolio within 30 days of buying shares (by the sale of the recently purchased Portfolio's shares and the purchase of shares of another Portfolio), or making more than four "round trip exchanges" between funds in a year, may be considered excessive short-term trading activity. Separate accounts under common ownership or control are combined for calculating these limits.

      Furthermore, each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.
      There can be no assurance that the Portfolio, the Transfer Agent or the
Portfolio's participating insurance companies will be successful in curbing abusive short-term exchanges.

------------------------------------------------------------------------------
Information about your investment in the Portfolio through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Portfolio's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Portfolio should be given to your insurance company or its servicing agent, not directly to the
Portfolio or its Transfer Agent.
------------------------------------------------------------------------------

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Portfolio does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Portfolio shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The net asset value per share is determined as of the close of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open for trading (referred to in this Prospectus as a "regular business day").  The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days.  All references to time in this Prospectus mean
"Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day.  To determine net asset values, the Portfolio assets are valued primarily on the basis of current market quotations.  If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Portfolio and has delegated the day-to-day responsibility for fair value pricing determinations to the Manager's Valuation Committee.  Fair value determinations by the
Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Portfolio.  Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).  The Portfolio uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for its portfolio securities, although it may not always be able to do so.

If, after the close of the principal market on which a security held by the
Portfolio is traded and before the time as of which the Portfolio's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.  The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Portfolio's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Portfolio shares on a regular business day, provided that the Portfolio receives the order from the insurance company by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.  The participating insurance company must receive that order before the close of the Exchange.

How Are Shares Redeemed?  As with purchases, only the participating insurance companies that hold Portfolio shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares.  Contract holders and policy holders should not directly contact the Portfolio or its transfer agent to request a redemption of Portfolio shares.  Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Portfolio's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Portfolio receives the order from the insurance company by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado.
The participating insurance company must receive that order before the close of the Exchange (usually 4:00 p.m. Eastern time). The Portfolio normally sends payment by Federal Funds wire to the insurance company's account the day after the Portfolio receives the order (and no later than seven days after the Portfolio's receipt of the order).  Under unusual circumstances determined by the SEC, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends.  The Portfolio intends to declare dividends separately from net investment income on an annual basis. The Portfolio has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Portfolio shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains.  The Portfolio may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Portfolio may make supplemental distributions of dividends and capital gains following the end of its fiscal year.  There can be no assurance that the Portfolio will pay any capital gains distributions in a particular year.

Taxes.  For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company.  Because shares of the Portfolio may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Portfolio from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Portfolio shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Portfolio under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the
Portfolio's financial performance for the past five fiscal years.  Certain information reflects financial results for a single Portfolio share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by
Deloitte & Touche LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                     2004          2003         2002          2001           2000
---------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    1.14     $    1.16     $   1.11     $    1.10     $     1.05
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .03 1         .04          .05           .04            .07
Net realized and unrealized gain (loss)                      .01          (.01)         .06           .04            .05
                                                       --------------------------------------------------------------------
Total from investment operations                             .04           .03          .11           .08            .12
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.04)         (.05)        (.06)         (.07)          (.07)
Distributions from net realized gain                        (.02)           --           --            --             --
                                                       --------------------------------------------------------------------
Total dividends and distributions to shareholders           (.06)         (.05)        (.06)         (.07)          (.07)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    1.12     $    1.14     $   1.16     $    1.11     $     1.10
                                                       ====================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          4.17%         2.58%       10.06%         7.23%         12.36%

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $  18,103     $  19,537     $ 21,946     $  18,984     $   18,904
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $  18,464     $  20,743     $ 20,347     $  18,805     $   18,702
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       2.83%         3.43%        4.42%         3.49%          6.07%
Total expenses                                              0.85% 4       0.84% 4      0.77% 4       0.79% 4        0.74% 4
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       99% 5         43%          25%           19%            31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$121,615,587 and $127,136,434, respectively.

INFORMATION AND SERVICES
For More Information on Government Securities Portfolio
The following additional  information about the Portfolio is available without charge upon request:

STATEMENT  OF  ADDITIONAL  INFORMATION.   This  document  includes  additional
information about the Portfolio's investment policies,  risks, and operations.
It is  incorporated  by  reference  into this  Prospectus  (which  means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS.  Additional  information about the Portfolio's investments  and  performance  is  available  in the  Portfolio's  Annual  and
Semi-Annual  Reports to shareholders.  The Annual Report includes a discussion of market  conditions and investment  strategies that  significantly  affected the Portfolio's performance during its last fiscal year.

How to Get More Information
You can request the  Statement of  Additional  Information,  the Annual and
Semi-Annual  Reports  and the notice  explaining  the  Portfolio's  privacy policy:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.981.2871
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com.
------------------------------------------------------------------------------

Information  about  the  Portfolio   including  the  Statement  of  Additional
Information  can be reviewed and copied at the SEC's Public  Reference Room in
Washington,  D.C.  Information  on the operation of the Public  Reference Room may be  obtained  by  calling  the SEC at  1.202.942.8090.  Reports  and other information  about the Portfolio  are  available on the EDGAR  database on the
SEC's Internet  website at  www.sec.gov.  Copies may be obtained after payment of a  duplicating  fee by  electronic  request  at the SEC's  e-mail  address:
publicinfo@sec.gov  or by  writing  to the  SEC's  Public  Reference  Section,
Washington, D.C. 20549-0102.

No one has been authorized to provide any  information  about the Portfolio or to make any  representations  about the Portfolio other than what is contained in this  Prospectus.  This  Prospectus  is not an offer to sell  shares of the
Portfolio,  nor a solicitation of an offer to buy shares of the Portfolio,  to any person in any state or other  jurisdiction  where it is  unlawful  to make such an offer.

The Portfolio's SEC File No.:  811-3255
PRO613.001.0405
Printed on recycled paper.

                          Appendix to Prospectus of
                          Panorama Series Fund, Inc.
                       Government Securities Portfolio

      Graphic  material  included in the  Prospectus of Government  Securities
Portfolio: "Annual Total Returns (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Government  Securities
Portfolio  depicting the annual total returns of a hypothetical  investment in
the  Portfolio  for  each  of  the  calendar   years  since  the   Portfolio's
inception.  Set forth below are the  relevant  data points that will appear in the bar chart:

      --------------------------------------------------
      Calendar Year Ended 12/31   Annual Total Return
      --------------------------------------------------
      --------------------------------------------------
      1995                              18.91%
      --------------------------------------------------
      --------------------------------------------------
      1996                                1.93%
      --------------------------------------------------
      --------------------------------------------------
      1997                                8.82%
      --------------------------------------------------
      --------------------------------------------------
      1998                                8.14%
      --------------------------------------------------
      --------------------------------------------------
      1999                              -1.73%
      --------------------------------------------------
      --------------------------------------------------
      2000                              12.36%
      --------------------------------------------------
      --------------------------------------------------
      2001                                7.23%
      --------------------------------------------------
      --------------------------------------------------
      2002                              10.06%
      --------------------------------------------------
      --------------------------------------------------
      2003                               2.58%
      --------------------------------------------------
      --------------------------------------------------
      2004                               4.17%
      --------------------------------------------------

Growth Prospectus

Growth Portfolio
A Series of Panorama Series Fund, Inc.

Prospectus dated April 29, 2005

                                                Growth Portfolio is a mutual
                                          fund that seeks high total return.
                                          It invests mainly in common stocks
                                          of domestic large-cap companies.

                                                Shares of the Portfolio are
                                          sold only as the underlying
                                          investment for variable life
                                          insurance policies, variable annuity
                                          contracts and other insurance
                                          company separate accounts.  A
                                          prospectus for the insurance product
                                          you have selected accompanies this
                                          Prospectus and explains how to
                                          select shares of the Portfolio as
                                          the investment under that insurance
                                          product.
As with all mutual funds, the
Securities and Exchange Commission              This Prospectus contains
has not approved or disapproved the       important information about the
Portfolio's securities nor has it         Portfolio's objective, its
determined that this Prospectus is        investment policies, strategies and
accurate or complete. It is a             risks.  Please read this Prospectus
criminal offense to represent             (and your insurance product
otherwise.                                prospectus) carefully before you
                                          invest and keep them for future
                                          reference about your investment.

Contents

            About the Portfolio
------------------------------------------------------------------------------

            The  Portfolio's  Investment  Objective and  Principal  Investment
Strategies

            Main Risks of Investing in the Portfolio

            The Portfolio's Past Performance

            Fees and Expenses of the Portfolio

            About the Portfolio's Investments

            How the Portfolio is Managed

            Investing in the Portfolio
------------------------------------------------------------------------------

            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

About the Portfolio

The Portfolio's Investment Objective and Principal Investment Strategies

What Is the Portfolio's Investment Objective?  The Portfolio seeks high total return.

What Does the Portfolio Mainly Invest In?  The Portfolio currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. The Portfolio can buy other equity investments, including preferred stocks, rights and warrants and securities convertible into common stocks.  The Portfolio can buy securities of U.S. and foreign companies of different capitalization ranges, although the Portfolio's investments in foreign securities are generally limited to no more than 10% of its total assets, as more fully described in the Portfolio's
Statement of Additional Information.

      The Portfolio can also invest (normally, not more than 10% of its net assets) in debt securities.  The Portfolio can also use hedging instruments and certain derivative investments to try to manage investment risks.  These investments are more fully explained in "About the Portfolio's Investments,"
below.

      |X| How Do the Portfolio Managers Decide What Securities to Buy or
Sell?  In selecting securities for purchase or sale by the Portfolio, the portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process involves the use of:

            Multi-factor quantitative models:  These include a group of
"top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve.  These help direct portfolio emphasis by market capitalization (small, mid, or large), value or growth styles and other characteristics.  A group of "bottom up"
models helps to rank stocks in a universe typically including 3,000 stocks, selecting stocks for relative attractiveness by analyzing fundamental stock and company characteristics.
            Fundamental research:  The portfolio managers use internal research and analysis by other market analysts, with emphasis on current company news.
            Judgment:  The portfolio is then regularly rebalanced by the portfolio managers, using all of the tools described above.

Who Is the Portfolio Designed For?  The Portfolio's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking total return.  Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a Portfolio focusing on stock investments.  Since the Portfolio's income level will fluctuate and will likely be small, it is not designed for investors needing current income.  The Portfolio is not a complete investment program.

Main Risks of Investing in the Portfolio

      All investments carry risks to some degree.  The Portfolio's investments in stocks are subject to changes in their value from a number of factors, described below.  There is also the risk that poor security selection by the Portfolio's investment Manager, OppenheimerFunds, Inc., will cause the Portfolio to underperform other funds having a similar objective.

       |X|  Risks of Investing in Stocks.  Stocks fluctuate in price, and their short-term volatility at times can be great.  Because the Portfolio invests primarily in common stocks, the value of the Portfolio's investment holdings will be affected by changes in the stock markets.  Market risk will affect the Portfolio's net asset value per share, which will fluctuate as the values of the Portfolio's investments change.  The prices of individual stocks do not all move in the same direction uniformly or at the same time.
Different stock markets may behave differently from each other.  In particular, because the Portfolio currently emphasizes investments in stocks of U.S. issuers, it will be affected by changes in U.S. stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer.  The Portfolio invests mainly in securities of large companies but it can also buy stocks of small and medium-size companies, which may have more volatile stock prices than stocks of large companies.

      The Manager may increase the relative emphasis of the Portfolio's investments in a particular industry compared to the weighting of that industry in the S&P 500 Index which the Fund uses as a performance benchmark from time to time.  Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.  To the extent that the Portfolio has increased the relative emphasis of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

How Risky is the Portfolio Overall?  In the short term, the stock markets can be volatile, and the price of the Portfolio's shares will go up and down substantially.  The Portfolio does not typically invest to a great extent in income-oriented investments to help cushion the Portfolio's total return from changes in stock prices.  The Portfolio generally may be less volatile than aggressive growth stock funds, but its share price may be more volatile than funds that invest in a mix of stocks and bonds.

      These risks collectively form the risk profile of the Portfolio and can affect the value of the Portfolio's investments, its investment performance and its prices per share.  These risks mean that you can lose money by investing in the Portfolio.  When you redeem your shares, they may be worth more or less than what you paid for them.  There is no assurance that the
Portfolio will achieve its investment objective.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other government agency.

The Portfolio's Past Performance

The bar chart and table below show one measure of the risks of investing in the Portfolio, by showing changes in the performance of the Portfolio's shares from year to year for the last 10 calendar years and by showing how the average annual total returns of the Portfolio's shares for 1, 5 and 10 years compare to a broad-based market index.  The Portfolio's past investment performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Total Returns (as of December 31 each year)

[See  appendix  to  prospectus  for data in bar  chart  showing  annual  total returns]

Charges imposed by the separate  accounts that invest in the Portfolio are not included  in the  calculations  of  return  in this  bar  chart,  and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart,  the highest return (not annualized)
for a  calendar  quarter  was  18.48%  (4QTR98)  and the  lowest  return  (not annualized) for a calendar quarter was -16.35% (3QTR02).

-------------------------------------------------------------------------------

------------------------
Average Annual Total
Returns for the periods       1 Year            5 Years          10 Years
ended December 31, 2004
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Growth Portfolio               9.20%            -2.61%             6.61%
(inception date:
1/21/82)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
S&P 500 Index                  10.87%           -2.30%            12.07%1
-------------------------------------------------------------------------------
1.  From 12/31/94.
The  Portfolio's  average  annual total returns  measure the  performance of a hypothetical  account  without  deducting  charges  imposed  by  the  separate accounts  that  invest in the  Portfolio  and assume  that all  dividends  and capital  gains  distributions  have  been  reinvested  in  additional  shares.
Because  the  Portfolio  invests  primarily  in  stocks,  its  performance  is compared to the S&P 500 Index,  an unmanaged  index of equity  securities that is a measure of the domestic  stock  market.  The index  performance  includes reinvestment of income but does not reflect  transaction costs, fees, expenses or taxes.  The Portfolio may have investments that vary from the index.

The  Portfolio's  total  returns  should not be expected to be the same as the returns of other  Oppenheimer  funds,  even if funds  have the same  portfolio managers and/or similar names.

Fees and Expenses of the Portfolio

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Portfolio. The
Portfolio pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Portfolio's assets to calculate the Portfolio's net asset values per share. All shareholders therefore pay those expenses indirectly. The numbers below are based on the Portfolio's expenses during its fiscal year ended December 31, 2004.

Shareholder Fees.  The Portfolio does not charge any initial sales charge to buy shares or to reinvest dividends.  There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product.  Those charges and fees are not reflected in the table below.

Annual Fund Operating Expenses (deducted from Portfolio assets):
(% of average daily net assets)

----------------------------------------------------------------------------
Management Fees                                        0.625%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                   N/A
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Other Expenses                                         0.035%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Annual Operating Expenses                        0.66%
----------------------------------------------------------------------------
Expenses may vary in future years.  "Other  Expenses" in the table include transfer  agent fees,  custodial  fees,  and accounting and legal expenses the  Portfolio  pays.  The  Portfolio's  transfer  agent  has  voluntarily agreed to limit  transfer and  shareholder  servicing  agent fees to 0.35%
per fiscal  year.  That  undertaking  may be amended or  withdrawn  at any time.  For the  Portfolio's  fiscal  year ended  December  31,  2004,  the transfer  agent  fees did not  exceed  the  expense  limitation  described above.

EXAMPLE.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and reinvest your dividends and distributions.

The example assumes that you redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

------------------------------------------------------------------------------
If shares are redeemed:    1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                            $68           $212          $369         $825
------------------------------------------------------------------------------

About the Portfolio's Investments

The Portfolio's Principal Investment Policies and Risks.  The allocation of the Portfolio's investment holdings among the different investments will vary over time based upon the Manager's evaluation of economic and market trends.
The Portfolio's holdings might not always include all of the different types of investments described below.  The Statement of Additional Information contains more detailed information about the Portfolio's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one issuer.  Also, the Portfolio does not concentrate 25% or more of its investments in any one industry.

      However, changes in the overall market prices of securities and the income they pay can occur at any time.  The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

Stock Investments.  The Portfolio invests primarily in a diversified portfolio of common stocks of issuers that may be of small, medium or large capitalization, to seek total return.  The Portfolio currently focuses on large-cap issuers.  "Market capitalization" refers to the total market value of an issuer's common stock.  The stock prices of large-cap issuers tend to be less volatile than the prices of small-cap and mid-cap companies in the short term, but these companies may not afford the same growth opportunities as small-cap and mid-cap companies.

     Additionally, if the Portfolio invests a significant amount of its assets in foreign securities, it might expose the Portfolio to
     "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of the New York Stock
     Exchange (the "Exchange") that day, when the Portfolio's net asset value is calculated.  If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.  However, the Portfolio's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the
     Manager and the Board believe to be their fair value, may help deter those activities.

Industry and Sector Focus. At times the Portfolio may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more or less than others. To the extent that the Portfolio increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate to a greater degree in response to events affecting that industry or sector.

      |X|  Portfolio Turnover.  The Portfolio can engage in active trading to try to achieve its objective. It might have a turnover rate in excess of 100%
annually.  The Financial Highlights table at the end of this Prospectus shows the Portfolio's portfolio turnover rates during prior fiscal years.
Increased portfolio turnover creates higher brokerage and transaction costs for the Portfolio (and may reduce performance).  For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account.

      |X|  Special Portfolio Diversification Requirements.  To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the
Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers.  The Portfolio's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the
Investment Company Act of 1940 (the "Investment Company Act") that apply to publicly-sold mutual funds.

      Failure by the Portfolio to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Portfolio's investment decisions in a way that could reduce its performance.

      |X| Can the Portfolio's Investment Objective and Policies Change?  The
Board of Directors may change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.  Fundamental policies are those that cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares.  The Portfolio's investment objective is not a fundamental policy, but will not be changed by the Board of Directors without advance notice to shareholders.  Investment restrictions that are fundamental policies are listed in the Statement of Additional Information.  An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the Portfolio can also use the investment techniques and strategies described below.  The Portfolio might not always use all of the different types of techniques and investments described below.  These techniques involve certain risks, although some are designed to help reduce overall investment or market risks.

Loans  of  Portfolio   Securities.   The   Portfolio  has  entered  into  a
Securities  Lending  Agreement with JP Morgan Chase.  Under that agreement, securities  of the  Portfolio  may be loaned to brokers,  dealers and other financial  institutions.  The Securities  Lending  Agreement  provides that loans must be adequately  collateralized and may be made only in conformity
with  the  Portfolio's  Securities  Lending  Guidelines,   adopted  by  the
Portfolio's  Board of  Directors.  The value of the  securities  loaned may not exceed 25% of the value of the Portfolio's net assets.

Other Equity Securities.  While the Portfolio emphasizes investments in common stocks, it can also buy preferred stocks and securities convertible into common stock.

      The Portfolio's investments in convertible securities may include securities rated as low as "B" by Moody's or Standard & Poor's or that have comparable ratings by other national rating organizations or, if unrated, an equivalent rating assigned by the Manager.  Securities rated below "Baa" by
Moody's or "BBB" by Standard & Poor's are below "investment grade" and are subject to greater risk of default by the issuer than investment grade securities.  However, although many convertible securities are debt securities, the Manager considers some of them to be "equity equivalents"
because of the conversion feature, and in that case their rating has less impact on the investment decision than in the case of other debt securities.
These investments are subject to the Portfolio's policy of limiting its debt investments under normal circumstances to not more than 10% of its assets.

      |X|  Debt Securities.  Under normal market conditions, the Portfolio can invest in debt securities, such as securities issued or guaranteed by the
U.S. government or its agencies and federally-chartered corporate entities referred to as "instrumentalities."  The Portfolio can also buy foreign government securities, and foreign and domestic corporate bonds and debentures.  Normally these investments, including convertible debt securities, are limited to not more than 10% of the Portfolio's net assets.

      The Portfolio can buy debt securities of any maturity and typically holds some short-term notes for liquidity purposes.  The Portfolio can buy debt securities that are rated by nationally-recognized rating organizations as well as unrated debt securities assigned an equivalent rating by the
Manager.  The Portfolio's debt investments may be "investment grade" (that is, in the four highest rating categories of a national rating organization)
or may be below-investment grade securities (sometimes called "junk bonds")
rated as low as "B" as described above in "Other Equity Securities."

            |_| Special Credit Risks of Lower-Grade Securities. All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due.  U.S.
government securities are subject to little credit risk.  While investment grade securities are subject to risks of non-payment of interest and principal, generally, higher yielding, lower-grade bonds, whether rated or unrated, have greater risks of default than investment grade securities.

      Lower-grade securities may be subject to greater market fluctuations and risk of loss of income and principal than investment grade securities.
There may be less of a market for them and therefore it may be harder to value or to sell them at an acceptable price when the Portfolio wants to sell them. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds.  These risks mean that the Portfolio's net asset value per share could be reduced by declines in value of these securities.
            |_|  Interest Rate Risks.  The prices of debt securities,
including U.S. government securities, are subject to change when prevailing interest rates change.  When interest rates fall, the values of already-issued debt securities generally rise.  When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities.  The Portfolio's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Portfolio's investments in debt securities.

      |X| Repurchase Agreements.  In a repurchase agreement, the Portfolio buys a security and simultaneously agrees to sell it to the vendor for delivery at a future date.  Delays or losses could occur if the other party to the agreement defaults or becomes insolvent.  These are used primarily for cash management and liquidity purposes.

      |X| Derivative Investments.  The Portfolio can invest in a number of different kinds of "derivative" investments.  In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  In the broadest sense, exchange-traded options, futures contracts, and other hedging instruments the Portfolio might use may be considered "derivative investments."  The Portfolio has limits on the amount of particular types of derivatives it can hold.  Currently the Portfolio does not use those types of investments to a significant degree and is not required to use them in seeking its objective.

      Derivatives have risks.  Markets underlying securities and indices may move in a direction not anticipated by the Manager.  Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives.  Certain derivative investments held by the Portfolio may be illiquid.  If the issuer of the derivative does not pay the amount due, the
Portfolio can lose money on the investment.  If that happens, the Portfolio's share price could decline or the Portfolio could get less income than expected.  Using derivatives could increase the volatility of the Portfolio's share prices.

      |X|  Hedging.  The Portfolio can write exchange-traded covered calls on securities, futures and stock indices, and can buy and sell certain kinds of futures contracts and forward contracts. These are all referred to as
"hedging instruments."  The Portfolio does not use hedging instruments for speculative purposes, and has limits on its use of them.  The Portfolio is not required to use hedging instruments in seeking its goal and currently does not use them to a significant degree.

      Options trading involves the payment of premiums and has special tax effects on the Portfolio.  There are also special risks in particular hedging strategies.  For example, if a covered call written by the Portfolio is exercised on an investment that has increased in value, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Portfolio's return. The Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

      |X|  Temporary Defensive and Interim Investments.  In times of adverse or unstable market, economic, or political conditions, the Portfolio can invest up to 100% of its assets in temporary investments that are inconsistent with the Portfolio's principal investment strategies. Generally they would be high-quality, short-term money market instruments, such as U.S.
government securities, highly-rated commercial paper, short-term corporate debt obligations, bank deposits or repurchase agreements.  The Portfolio may also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or Portfolio securities or to meet anticipated redemptions of Portfolio shares.  To the extent the Portfolio invests defensively in these securities, it may not achieve its investment objective of total return.

      |X|  Portfolio Holdings.  The Portfolio's holdings are included in semi-annual and annual reports that are distributed to shareholders of the
Portfolio within 60 days after the close of the period for which such report is being made.  The Portfolio also makes disclosures of its portfolio securities holdings in its Statement of Investments on Form N-Q, which is filed with the Securities and Exchange Commission (the "SEC") no later than
60 days after the close of the first and third fiscal quarters.  These additional quarterly filings are publicly available at the SEC. Therefore, portfolio holdings of the Portfolio are made publicly available no later than
60 days after the close of the Portfolio's fiscal quarter.

      A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the
Portfolio's Statement of Additional Information.

How the Portfolio Is Managed

The Manager. The Manager chooses the Portfolio's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Directors, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Portfolio pays to the Manager and describes the expenses that the Portfolio is responsible to pay to conduct its business.

      The Manager has been an investment adviser since January 1960.  The
Manager and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than 7 million shareholder accounts.  The Manager is located at Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

      |X|  Advisory Fees.  Under the investment advisory agreement, the
Portfolio pays the Manager an advisory fee at an annual rate that declines on additional assets as the Portfolio grows: 0.625% of the first $300 million of average daily net assets of the Portfolio, 0.500% of the next $100 million, and 0.450% of average daily net assets over $400 million.  The Portfolio's management fee for its last fiscal year ended December 31, 2004 was 0.625% of average annual net assets.

      |X|  Portfolio Managers.  The Portfolio is co-managed by Nikolaos
Monoyios and Marc Reinganum. Mr. Monoyios has been a portfolio manager of the
Portfolio since April 1998.  Mr. Monoyios, a Certified Financial Analyst, is
a Senior Vice President of the Manager and an officer and portfolio manager of other portfolios in the OppenheimerFunds complex.

      Mr.  Reinganum  has been a  portfolio  manager  of the  Portfolio  since
October  2003.  He is a Vice  President  of the  Manager  and an  officer  and portfolio manager of other portfolios in the  OppenheimerFunds  complex. He is also the  Director of  Quantitative  Research  and  Portfolio  Strategist  for
Equities.  Mr.  Reinganum  was formerly the Mary Jo Vaughn  Rauscher  Chair in
Financial   Investments  at  Southern  Methodist  University  since  1995.  At
Southern  Methodist  University  he also served as the Director of the Finance
Institute,  Chairman of the Finance  Department,  President  of the Faculty at
the Cox  School of  Business  and  member of the Board of  Trustee  Investment
Committee.

      The Statement of Additional  Information provides additional information about the portfolio  managers'  compensation,  other  accounts they manage and their ownership of Portfolio shares.

      |X|  Possible Conflicts of Interest.  The Portfolio offers its shares to separate accounts of different insurance companies as an investment for their variable annuity, variable life and other investment product contracts.  While the Portfolio does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Portfolio through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Portfolio's Board of Directors has procedures to monitor the
Portfolio for possible conflicts to determine what action should be taken.
If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the
Portfolio.  That could force the Portfolio to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted.
Also, the Board might refuse to sell shares of the Portfolio to a particular separate account, or could terminate the offering of the Portfolio's shares if required to do so by law or if it would be in the best interests of the shareholders of the Portfolio to do so.

Pending Litigation.  A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and
Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the
"funds") not including the Portfolio, 31 present and former Directors or
Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern
District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Portfolio shareholders under the Investment Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Portfolio or on their ability to perform their respective investment advisory or distribution agreements with the Portfolio.

Investing in the Portfolio

How to Buy and Sell Shares

How Are Shares Purchased?  Shares of the Portfolio may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.  Individual investors cannot buy shares of the Portfolio directly.  Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Portfolio as an investment option for that variable life insurance policy, variable annuity or other investment product.  The Portfolio reserves the right to refuse any purchase order when the Manager believes it would be in the Portfolio's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Portfolio shares may interfere with the Manager's ability to manage the Portfolio's investments efficiently, increase the Portfolio's transaction and administrative costs and/or affect the Portfolio's performance, depending on various factors, such as the size of the Portfolio, the nature of its investments, the amount of Portfolio assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the Portfolio might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the
Portfolio's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. Therefore, the Manager and the Portfolio's
Board of Directors have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
o     The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive.
o     The Transfer Agent will attempt to monitor overall purchase and redemption activity in the accounts of participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the
         participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the Transfer Agent and the Portfolio that appropriate action has been taken to curtail any excessive trading activity.
         However, the Transfer Agent's ability to monitor and deter excessive short-term trading in "omnibus" or "street name" accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

Monitoring the Policies. The Transfer Agent might not be able to detect excessive, short term trading activity facilitated by, or in accounts maintained in, the omnibus or street name accounts of a participating insurance company. The Portfolio has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by investors and their financial advisors. While the Portfolio recognizes that some contract owners may engage in periodic asset allocation and re-balancing of Portfolio investments in their accounts, making an "exchange" out of the Portfolio within 30 days of buying shares (by the sale of the recently purchased Portfolio's shares and the purchase of shares of another Portfolio), or making more than four "round trip exchanges" between funds in a year, may be considered excessive short-term trading activity. Separate accounts under common ownership or control are combined for calculating these limits.

      Furthermore, each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.
      There can be no assurance that the Portfolio,  the Transfer Agent or the
Portfolio's  participating  insurance  companies will be successful in curbing abusive short-term exchanges.

------------------------------------------------------------------------------
Information about your investment in the Portfolio through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Portfolio's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Portfolio should be given to your insurance company or its servicing agent, not directly to the
Portfolio or its Transfer Agent.
------------------------------------------------------------------------------

AT WHAT PRICE ARE SHARES SOLD? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Portfolio does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Portfolio shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value.  The net asset value per share is determined as of the close of the Exchange on each day that the Exchange is open for trading (referred to in this Prospectus as a "regular business day").  The Exchange normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.  All references to time in this Prospectus mean "Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day.  To determine net asset values, the Portfolio assets are valued primarily on the basis of current market quotations.  If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Portfolio and has delegated the day-to-day responsibility for fair value pricing determinations to the Manager's Valuation Committee.  Fair value determinations by the
Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Portfolio.  Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).  The Portfolio uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for its portfolio securities, although it may not always be able to do so.

If, after the close of the principal market on which a security held by the
Portfolio is traded and before the time as of which the Portfolio's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.  The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Portfolio's designated agent to receive purchase orders) receives a purchase order from its contract or policy owners to purchase Portfolio shares on a regular business day, provided that the Portfolio receives the order from the insurance company by
9:30 A.M. on the next regular business day at the offices of its Transfer
Agent in Colorado.

How Are Shares Redeemed?  As with purchases, only the participating insurance companies that hold Portfolio shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Portfolio or its Transfer
Agent to request a redemption of Portfolio shares.  Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Portfolio's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Portfolio receives the order from the insurance company by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado.
The participating insurance company must receive that order before the close of the Exchange (usually 4:00 p.m. Eastern time). The Portfolio normally sends payment by Federal Funds wire to the insurance company's account the day after the Portfolio receives the order (and no later than seven days after the Portfolio's receipt of the order). Under unusual circumstances determined by the SEC, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends.  The Portfolio intends to declare dividends separately from net investment income on an annual basis. The Portfolio has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Portfolio shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains.  The Portfolio may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Portfolio may make supplemental distributions of dividends and capital gains following the end of its fiscal year.  There can be no assurance that the Portfolio will pay any capital gains distributions in a particular year.

Taxes.  For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company.  Because shares of the Portfolio may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Portfolio from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Portfolio shares. You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Portfolio under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the
Portfolio's financial performance for the past five fiscal years.  Certain information reflects financial results for a single Portfolio share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).  This information has been audited by
Deloitte & Touche LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    1.74     $    1.39     $    1.73     $    1.96     $    2.99
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .02 1         .02           .02           .02           .03
Net realized and unrealized gain (loss)                 .14           .35          (.34)         (.23)         (.35)
                                                  --------------------------------------------------------------------
Total from investment operations                        .16           .37          (.32)         (.21)         (.32)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.02)         (.02)         (.02)         (.02)         (.05)
Distributions from net realized gain                     --            --            --            --          (.66)
                                                  --------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.02)         (.02)         (.02)         (.02)         (.71)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    1.88     $    1.74     $    1.39     $    1.73     $    1.96
                                                  ====================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     9.20%        26.81%       (18.97)%      (10.61)%      (12.66)%
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 179,076     $ 187,147     $ 165,493     $ 242,575     $ 333,211
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 179,018     $ 170,217     $ 203,660     $ 273,890     $ 460,272
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  1.39%         1.17%         0.96%         0.75%         0.78%
Total expenses                                         0.66% 4       0.67% 4       0.68% 4       0.64% 4       0.59% 4
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  78%           86%           88%           76%          118%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

For More Information on the Growth Portfolio
The following additional  information about the Portfolio is available without charge upon request:

Statement  of  Additional  Information.   This  document  includes  additional
information about the Portfolio's investment policies,  risks, and operations.
It is  incorporated  by  reference  into this  Prospectus  (which  means it is legally part of this Prospectus).

Annual and Semi-Annual Reports.  Additional  information about the Portfolio's investments  and  performance  is  available  in the  Portfolio's  Annual  and
Semi-Annual  Reports to shareholders.  The Annual Report includes a discussion of market  conditions and investment  strategies that  significantly  affected the Portfolio's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Portfolio's privacy policy:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.981.2871
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com.
------------------------------------------------------------------------------

Information  about  the  Portfolio   including  the  Statement  of  Additional
Information  can be reviewed and copied at the SEC's Public  Reference Room in
Washington,  D.C.  Information  on the operation of the Public  Reference Room may be  obtained  by  calling  the SEC at  1.202.942.8090.  Reports  and other information  about the Portfolio  are  available on the EDGAR  database on the
SEC's Internet  website at  www.sec.gov.  Copies may be obtained after payment of a  duplicating  fee by  electronic  request  at the SEC's  e-mail  address:
publicinfo@sec.gov  or by  writing  to the  SEC's  Public  Reference  Section,
Washington, D.C. 20549-0102.

No one has been authorized to provide any  information  about the Portfolio or to make any  representations  about the Portfolio other than what is contained in this  Prospectus.  This  Prospectus  is not an offer to sell  shares of the
Portfolio,  nor a solicitation of an offer to buy shares of the Portfolio,  to any person in any state or other  jurisdiction  where it is  unlawful  to make such an offer.

The Company's SEC File No.: 811-3255
PR0608.001.0405 Printed on recycled paper.

                          Appendix to Prospectus of
                          Panorama Series Fund, Inc.
                               Growth Portfolio

      Graphic  material  included  in  the  Prospectus  of  Growth  Portfolio:
"Annual Total Returns (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Growth  Portfolio (the
"Portfolio")  depicting the annual total returns of a hypothetical  investment in  non-service  shares  of the  Portfolio  for  each of the ten  most  recent calendar  years.  Set  forth  below are the  relevant  data  points  that will appear in the bar chart:

    ---------------------------------------------------
    Calendar Year Ended 12/31    Annual Total Return
    ---------------------------------------------------
    ---------------------------------------------------
    1995                                38.06%
    ---------------------------------------------------
    ---------------------------------------------------
    1996                                18.87%
    ---------------------------------------------------
    ---------------------------------------------------
    1997                                26.37%
    ---------------------------------------------------
    ---------------------------------------------------
    1998                                 8.43%
    ---------------------------------------------------
    ---------------------------------------------------
    1999                                 -3.76%
    ---------------------------------------------------
    ---------------------------------------------------
    2000                               -12.66%
    ---------------------------------------------------
    ---------------------------------------------------
    2001                               -10.61%
    ---------------------------------------------------
    ---------------------------------------------------
    2002                               -18.97%
    ---------------------------------------------------
    ---------------------------------------------------
    2003                                26.81%
    ---------------------------------------------------
    ---------------------------------------------------
    2004                                9.20%
    ---------------------------------------------------

International Growth

Oppenheimer International Growth Fund/VA
A Series of Panorama Series Fund, Inc.

Prospectus dated April 29, 2005

                                                Oppenheimer International
                                          Growth Fund/VA is a mutual fund that
                                          seeks long-term growth of capital.
                                          It emphasizes investments in common
                                          stocks and securities of foreign
                                          companies.

                                                Shares of the Fund are sold
                                          only as an underlying investment for
                                          variable life insurance policies,
                                          variable annuity contracts and other
                                          insurance company separate
                                          accounts.  A prospectus for the
                                          insurance product you have selected
                                          accompanies this Prospectus and
                                          explains how to select shares of the
                                          Fund as an investment under that
As with all mutual funds, the             insurance product and whether you
Securities and Exchange Commission        are only eligible to purchase
has not approved or disapproved the       Service shares of the Fund.
Fund's securities nor has it
determined that this Prospectus is              This Prospectus contains
accurate or complete. It is a             important information about the
criminal offense to represent             Fund's objective, its investment
otherwise.                                policies, strategies and risks.
                                          Please read this Prospectus (and
                                          your insurance product prospectus)
                                          carefully before you invest and keep
                                          them for future reference about your
                                          investment.

  Contents

            About the Fund
------------------------------------------------------------------------------

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            Investing in the Fund

            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

About the Fund

The Fund's Investment Objective and Principal Investment Strategies

What Is the Fund's Investment Objective?  The Fund seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

What Does the Fund Mainly Invest In?  The Fund currently invests mainly in common stocks of foreign growth companies listed on foreign stock exchanges.
They can include both smaller, less-well-known companies and larger, more established companies that the portfolio manager believes have favorable prospects for capital growth relative to the market.

      The Fund does not limit its investments to issuers within a specific market capitalization range and the Fund's emphasis may change over time.  It can invest up to 25% of its total assets in emerging markets and can invest without limit in developed markets throughout the world.  The Fund may increase the relative emphasis of its investments in one or more industries, countries, or regions from time to time, such as Europe or Asia, for example.

      The Fund can also buy preferred stocks, securities convertible into common stocks and other securities having equity features.  The Fund can invest up to 20% of its total assets in debt securities when the portfolio manager believes that it is appropriate to do so in order to seek the Fund's objective.  The Fund typically does not invest in debt securities to a significant degree.  The Fund can also use hedging instruments and certain derivative investments to try to manage investment risks.  These investments are more fully explained in "About the Fund's Investments," below.

      |X|  How Does the Portfolio Manager Decide What Securities to Buy or
Sell?  In selecting securities for purchase or sales by the Fund, the Fund's portfolio manager evaluates investment opportunities on a company-by-company basis.  The portfolio manager looks primarily for foreign companies with high growth potential using a "bottom up" investment approach - that is, looking at the investment performance of individual stocks before considering the impact of general or industry trends.  This approach includes fundamental analysis of a company's financial statements and management structure, and analysis of the company's operations and product development, as well as the industry of which the issuer is part.

      In seeking diversification of the Fund's investment holdings, the portfolio manager currently focuses on the factors below, which may vary in particular cases and may change over time. The portfolio manager currently searches for:
|_|   Companies that enjoy a strong  competitive  position and high demand for their products and services, and
|_|   Companies with accelerating earnings growth and cash flow.

      In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from global trends. The trends, or "global themes", currently considered include mass affluence, new technologies, restructuring and aging. The portfolio manager does not invest a fixed amount of the Fund's assets according to these themes and this strategy and the themes that are considered may change over time.  The portfolio manager monitors individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

      Who Is the Fund Designed For?  The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term from foreign stocks.
Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for an aggressive fund focusing on growth stock investments, and the special risks of investing in both emerging and developed foreign countries.  The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing income. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments carry risks to some degree.  The Fund's investments in stocks are subject to changes in their value from a number of factors described below.  There is also the risk that poor security selection by the
Fund's investment Manager, OppenheimerFunds, Inc. (the "Manager"), will cause the Fund to underperform other funds having similar objectives.

      Stocks of growth companies may provide greater opportunities for capital appreciation but may be more volatile than other stocks.  That volatility is likely to be even greater for companies with lower capitalizations because their securities may not be widely traded.  The Fund can buy securities of issuers in emerging or developed foreign markets that have special risks not associated with investments in domestic securities, such as the effects of currency fluctuations on relative prices.

      However, changes in the market prices of securities can occur at any time.  The share price of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.  There is no assurance that the Fund will achieve its investment objective.

      |X|  Risks of Investing in Stocks.  Stocks fluctuate in price, and their short-term volatility at times may be great.  Because the Fund invests primarily in common stocks of foreign companies, the value of the Fund's investment holdings will be affected by changes in the foreign stock markets and the special economic and other factors that might primarily affect the prices of securities in particular foreign markets.  Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's investments change.  A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time.  Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.  To the extent that the Fund increases the relative emphasis of its investments in a particular industry, its share values can be expected to fluctuate in response to events affecting that industry.

      |X|  Risks of Foreign Investing. While foreign securities offer special investment opportunities, there are also special risks. The Fund can buy securities of companies (or governments) in any country, including developed countries and emerging markets.  Under normal market conditions (when the
Manager believes that the stock markets are not in an unstable or volatile period) the Fund will invest at least 90% of its total assets in equity securities of issuers located outside the U.S.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.  Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.  The value of foreign investments may be affected by exchange control regulations, currency devaluation, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.  To the extent that the Fund increases the relative emphasis of its investment holdings in companies in a particular country or region, it will be subject to the risks of political or economic events that affect that country or region.

      Additionally, if the Fund invests a significant amount of its assets in foreign securities, it might expose the Fund to "time-zone arbitrage"
attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange (the "Exchange") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the
Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value, and the imposition of redemption fees may help deter those activities.

      |X|   Passive Foreign Investment Companies.  The Fund may purchase the securities of certain foreign investment corporations called passive foreign investment companies ("PFICs"). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds also may be PFICs.

      The Fund is subject to certain percentage limitations under the
Investment Company Act of 1940 (the "Investment Company Act") relating to the purchase of securities of investment companies, and, consequently, the Fund may have to subject any of its investment in other investment companies, including PFICs, to the limitation that no more than 10% of the value of the
Fund's total assets may be invested in such securities. In addition to bearing their proportionate share of a fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

|X|   Special Risks of Emerging Markets.  Securities of issuers in emerging markets may be more difficult to value or to sell at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis.  Emerging countries may have less developed trading markets and exchanges.  They may have less developed legal and accounting systems, and investments in those markets may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes.  Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.  As a result of these risk factors, these investments may be very speculative.

      How Risky is the Fund Overall? The risks described above collectively form the overall risk profile of the Fund, and can affect the value of the
Fund's investments, its investment performance and its price per share.
Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund.  When you redeem your shares, they may be worth more or less than what you paid for them.

      In the short term, foreign stocks can be volatile and the price of the
Fund's shares can go up and down substantially.  The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices, except for defensive or liquidity purposes.  The
Fund is generally an aggressive investment vehicle, designed for investors willing to assume greater risks in the hope of achieving long-term capital appreciation.  It is likely to be subject to greater fluctuations in its share prices than funds that do not invest in foreign securities (especially emerging market securities) or funds that focus on both stocks and bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the performance of the Fund's Non-Service
Shares from year to year for the last ten calendar years and by showing how the average annual total returns of the Fund's shares for 1, 5 and 10 years, or for the life of class, compare to a broad-based market index.  The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Non-Service Shares) (as of 12/31 each year)

[See  appendix  to  prospectus  for data in bar  chart  showing  annual  total returns]

Charges  that  apply  to  separate  accounts  investing  in the  Fund  are not included  in the  calculations  of  return  in this  bar  chart,  and if those charges were  included,  the returns  would be less than those  shown.  During the period  shown in the bar chart for the  Non-Service  Shares,  the  highest return (not  annualized)  for a calendar  quarter was 36.91%  (4QTR99) and the lowest return for a calendar quarter was -29.00% (3QTR02).

-----------------------------                    5 Years          10 Years
Average  Annual Total Returns     1 Year       (or life of      (or life of
for   the    periods    ended                 class if less)   class if less)
December 31, 2004
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oppenheimer International         17.86%          -2.81%           7.71%
Growth Fund/VA Non-Service
Shares (inception 5/13/92)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Morgan    Stanley     Capital
International    EAFE   Index
(reflects  no  deduction  for     20.70%          -0.80%           5.94%1
fees, expenses and taxes)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oppenheimer     International
Growth Fund/VA Service Shares     17.15%          3.51%2            N/A
(inception 3/19/01)
-------------------------------------------------------------------------------
1.    Since 12/31/94.
2.    Since Inception (3/19/01).

The Fund's average  annual total returns in the table measure the  performance of a hypothetical  account without  deducting  charges imposed by the separate accounts  that  invest in the Fund and assume that all  dividends  and capital gains  distributions  have been reinvested in additional  shares.  Because the
Fund invests primarily in foreign stocks,  the Fund's  performance is compared to the Morgan Stanley Capital  International EAFE Index, an unmanaged index of equity  securities  listed on 20 principal  stock markets of Europe,  Asia and
Australia.  The index  performance  includes  reinvestment  of income but does not reflect  transaction  costs,  fees,  expenses or taxes.  The Fund may have investments that vary from the index.

The Fund's total returns  should not be expected to be the same as the returns of other  Oppenheimer  funds,  even if funds have the same portfolio  managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2004.

Shareholder Fees.  The Fund does not charge any initial sales charge to buy shares or to reinvest dividends.  There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product.  Those charges and fees are not reflected in the table below.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

------------------------------------------------------------------------------
                                  Non-Service Shares       Service Shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fees                         1.00%                  1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution     and    Service          N/A                   0.25%
(12b-1) Fees
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses                          0.08%                  0.34%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses         1.08%                  1.59%
------------------------------------------------------------------------------
Expenses may vary in future years.  "Other Expenses"  include transfer agent fees,  custodial  fees, and accounting and legal expenses the Fund pays. The expenses  above for the service  shares  class are based upon  service  fees currently in effect.  The Fund's  transfer agent has  voluntarily  agreed to limit  transfer  and  shareholder  servicing  agent fees to 0.35% per fiscal year,  for both  classes.  That  undertaking  may be amended or withdrawn at any  time.  For  the  Fund's  fiscal  year  ended  December  31,  2004,  the transfer agent fees did not exceed the expense limitation described above.

EXAMPLE.  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest your dividends and distributions.

The example assumes that you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:        1 Year        3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Non-Service Shares              $111          $345         $599       $1,324
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Service Shares                  $237          $427         $739       $1,623
--------------------------------------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies and Risks.  The allocation of the
Fund's investment holdings among the different investments will vary over time based upon the Manager's evaluation of economic and market trends.  The
Fund's portfolio might not always include all of the different types of investments described below.  The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased.  The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a large percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company.  Also, the Fund does not concentrate 25% or more of its total assets in investments in any one industry.

      |X|  Growth Stock Investments.  The Fund emphasizes investments in common stocks of foreign companies that the Manager believes have growth potential.  Growth companies can be new or established companies that may be developing new products or services, that have relatively favorable prospects, or that are expanding into new and growing markets.  Current examples include companies in the fields of telecommunications, pharmaceuticals, computer software, and new consumer products.

      Growth companies may be applying new technology, new or improved distribution techniques or developing new services that might enable them to capture a dominant or important market position.  They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than competitors.

      Growth companies tend to retain a large part of their earnings for research, development or investment in capital assets.  Therefore, they might not emphasize paying dividends, and might not pay any dividends for some time.  They are selected for the Fund's portfolio because the Manager believes the price of the stock will increase over the long term, relative to the overall stock market. However, growth stocks may be more volatile than other stock investments. They may lose favor with investors if the issuer's business plans do not produce the expected results or they may be subject to more volatility because of investor speculation about the issuer's prospects.

      |X|  Risks of Small- and Mid- Cap Stocks.  Stocks of small- and mid-sized companies may have more limited product lines or markets for their products or more limited access to financial resources than larger, more established companies.  Their stocks may be more volatile and/or less liquid than those of larger issuers.  That means the Fund could have greater difficulty selling their securities at an acceptable price, especially in periods of market volatility.  That factor increases the potential for losses to the Fund.

      To the extent that a fund invests significantly in high yield bonds or small-cap equity securities, because those types of securities may be traded infrequently, investors may seek to trade fund shares based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Certain Oppenheimer funds that invest a significant amount of their assets in high yield bonds and/or small-cap equity securities impose a 2% redemption fee in certain circumstances to attempt to deter such price arbitrage. Such price arbitrage, if otherwise successful, might interfere with the efficient management of a fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the Fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity.
Successful price arbitrage activities might also dilute the value of fund shares held by other shareholders.

      |X|  Foreign Securities.  The Fund can buy stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments or sales outside the U.S.  Foreign securities include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets.  The Fund considers securities of foreign issuers that are represented in the U.S. securities markets by American Depository
Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of its investment allocations.  The Fund can also buy debt securities issued by foreign companies, but they would primarily be convertible securities.  It can buy debt securities issued by foreign governments or their agencies, but these are not expected to be a main investment strategy of the Fund.

      The Fund can invest up to 25% of its total assets in securities of companies based in "emerging" markets.  An issuer is considered by the Fund to be located in an emerging market if:
o     the issuer is organized under the law of an emerging country;
o     the issuer's principal securities trading market is in an emerging market; or
o     at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit is derived (directly or indirectly) from assets or activities located in emerging markets.

      |X|  Portfolio Turnover.  The Fund ordinarily does not, but may, engage in active trading to try to achieve its objective.  Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance).  For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account. The Financial Highlights table at the end of this Prospectus shows the Fund's turnover rates during prior fiscal years.

      |X|  Special Fund Diversification Requirements.  To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal
Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers.  The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

      |X| Can the Fund's Investment Objective and Policies Change?  The Board
of Directors may change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.  Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares.  The Fund's investment objective is not a fundamental policy, but will not be changed by the Board of Directors without advance notice to shareholders.  Investment restrictions that are fundamental policies are listed in the Statement of Additional Information.  An investment policy is not fundamental unless this Prospectus or the Statement of Additional
Information says that it is.

Other Investment Strategies.  To seek its objective, the Fund can also use the investment techniques and strategies described below.  The Fund might not always use all of them.  These techniques have certain risks, although some are designed to help reduce overall investment or market risks.

      |X|  Investing in Special Situations.  At times, the Fund might use aggressive investment techniques.  These might include seeking to benefit from what the portfolio manager perceives to be "special situations," such as mergers, reorganizations or other unusual events expected to affect a particular issuer.  However, there is a risk in investing in special situations that the change or event might not occur, which could have a negative impact on the price of the issuer's security.  The Fund's investment might not produce the expected gains or could incur a loss for the Fund.

      |X|  Cyclical Opportunities.  The Fund might also seek to take
advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential.  For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and present long-term growth opportunities.  The Fund focuses on seeking growth over the long term but on occasion might seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.  There is the risk that those securities might lose value when the issuer or industry is out of phase in the business cycle.

      |X|  Debt Securities.  The Fund can also invest up to 20% of its total assets in debt securities when the Manager believes that it is appropriate in seeking the Fund's objective.  The Fund can buy debt securities issued by foreign governments, by supranational organizations such as the World Bank, or by companies.  Those debt securities may be rated or unrated.  The Fund can invest up to 15% of its total assets in debt securities that are below investment grade.  Those lower-rated debt securities are commonly called
"junk bonds," and have greater risks of default than investment-grade securities.  The Fund currently does not intend to invest more than 5% of its total assets in securities rated below investment grade.  The Fund does not expect that its holdings of debt securities, including convertible securities will normally represent more than 5% of its total assets.

            |_| Convertible Securities.  While the Fund emphasizes
investments in common stocks, it can also buy securities convertible into common stock. Although some convertible securities are debt securities, the
Manager considers some of them to be "equity equivalents" because of the conversion feature and in those cases their rating has less impact on the investment decision than in the case of other debt securities.  Nevertheless, convertible debt securities, like other debt securities, are subject to both
"credit risk" (the risk that the issuer will not pay interest or repay principal in a timely manner) and "interest rate risk" (the risk that the prices of the securities will be affected inversely by changes in prevailing interest rates).

      The Fund can buy below-investment-grade convertible debt securities, which are subject to greater risks of default than investment-grade securities.  To the extent the Fund buys debt securities it will focus primarily on investment-grade securities.

      |X|  Investing in Domestic Securities.  The Fund does not expect to invest more than 10% of its assets in securities of U.S. issuers as part of its normal investment program.  However, it can hold common and preferred stocks as well as debt securities of U.S. companies, and can also invest in
U.S. corporate and government debt securities for defensive and liquidity purposes.

      |X|  Illiquid and Restricted Securities.  Investments may be illiquid because there is no active trading market for them.  That might make it difficult to value them or dispose of them promptly at an acceptable price.
A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities
Act of 1933.  The Fund will not invest more than 15% of its net assets in illiquid or restricted securities.  Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit.  The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Repurchase Agreements.  The Fund can enter into repurchase
agreements.  In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date.
Repurchase agreements must be fully collateralized.  However, if the vendor fails to pay the resale price on the delivery date, the Fund could incur costs in disposing of the collateral and might experience losses if there is any delay in its ability to do so.  There is no limit on the amount of the
Fund's net assets that may be subject to repurchase agreements of seven days or less.

      |X|  Derivative Investments.  The Fund can use a number of different kinds of "derivative" investments, although it does not do so currently to a significant degree and is not required to use them to seek its goal.  In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  In the broadest sense, exchange-traded options, futures contracts, forward contracts and other hedging instruments the Fund might use can be considered "derivative" investments.  In addition to using derivatives for hedging, the Fund might use other derivative investments because they offer the potential for increased value.

            |_|  Special Risks of Derivative Investments.  Markets underlying securities and indices may move in a direction not anticipated by the
Manager.  Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives.  If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the
Manager expected it to perform.  If that happens, the Fund's share price could decline.

      The Fund has limits on the amount of particular types of derivatives it can hold.  However, using derivatives can cause the Fund to lose money on its investments and/or increase the volatility of its share prices.  As a result of these risks the Fund could realize less return from the investment than expected.  Certain derivative investments held by the Fund may be illiquid.

      |X|  Hedging.  The Fund can buy and sell certain kinds of futures contracts, forward contracts, currency swaps and exchange-traded call options, including call options on futures contracts, foreign currencies and broadly-based securities indices.  These are all referred to as "hedging instruments."  Although the Fund can use forward contracts, options or futures to hedge foreign currency risks when buying and selling securities, it does not currently use them or other types of hedging extensively and does not use hedging instruments for speculative purposes.  It has limits on its use of hedging.  The Fund is not required to use hedging instruments in seeking its goal.

      Some of these strategies would hedge the portfolio against price fluctuations.  Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.  Forward contracts could be used to try to manage foreign currency risks on the Fund's foreign investments.  Foreign currency options could be used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies.  If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund's return.  The Fund could also experience losses if the price of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive and Interim Investments.  In times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Fund's principal investment strategies.  Generally they would be cash equivalents
(such as commercial paper in the top two rating categories of national rating organizations), money market instruments, short-term debt securities, U.S. or foreign government securities, or repurchase agreements.  They can also include other investment grade debt securities.  The Fund might also hold these types of securities pending the investment of proceeds from the sale of
Fund shares or investment securities or to meet anticipated redemptions of
Fund shares.  To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital growth.

      |X|  Portfolio Holdings.  The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the
Fund within 60 days after the close of the period for which such report is being made.  The Fund also makes disclosures of its portfolio securities holdings in its Statement of Investments on Form N-Q, which is filed with the
Securities and Exchange Commission (the "SEC") no later than 60 days after the close of the first and third fiscal quarters.  These additional quarterly filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of the Fund's fiscal quarter.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolios securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager.  The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Directors, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since January 1960.
The Manager and its subsidiaries and controlled affiliates managed more than
$170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than 7 million shareholder accounts.  The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New
York 10281-1008.

      |X| Portfolio Manager.  The Fund is managed by George R. Evans.  Mr.
Evans is the Fund's portfolio manager and has been the person primarily responsible for the day-to-day management of the Fund since October 1999.  He has also been the Director of International Equities since July 2004.  He is portfolio manager and officer of other funds in the OppenheimerFunds complex.

      The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts he manages and his ownership of Fund shares.

      |X| Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million.  The Fund's management fee for the fiscal year ended
December 31, 2004 was 1.00% of average annual net assets.

Possible Conflicts of Interest.  The Fund offers its shares to separate accounts of different insurance companies as an investment for their variable annuity, variable life and other investment product contracts.  While the
Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict.  For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board has procedures to monitor the portfolio for possible conflicts to determine what action should be taken.  If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted.  Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

Pending Litigation.  A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and
Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the
"funds") not including the Fund, 31 present and former Directors or Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New
York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of
1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds'
investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased?  Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.  Individual investors cannot buy shares of the Fund directly.  Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product.  That prospectus will indicate whether you are only eligible to purchase Service shares of the Fund.  The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the Fund's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. Therefore, the Manager and the Fund's Board of
Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
o     The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive.
o     The Transfer Agent will attempt to monitor overall purchase and redemption activity in the accounts of participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the Transfer Agent and the Fund that
         appropriate action has been taken to curtail any excessive trading activity. However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

Monitoring the Policies. The Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus" or "street name" accounts of a participating insurance company. The Fund has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by investors and their financial advisors. While the Fund recognizes that some contract owners may engage in periodic asset allocation and re-balancing of fund investments in their accounts, making an "exchange" out of the Fund within 30 days of buying shares (by the sale of the recently purchased Fund's shares and the purchase of shares of another fund), or making more than four "round trip exchanges"
between funds in a year, may be considered excessive short-term trading activity. Separate accounts under common ownership or control are combined for calculating these limits.

      Furthermore, each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no  assurance  that the  Fund,  the  Transfer  Agent or the
Fund's  participating  insurance  companies  will  be  successful  in  curbing abusive short-term exchanges.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent.  The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares.  If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value.  The net asset value per share is determined as of the close of the Exchange on each day that the Exchange is open for trading (referred to in this Prospectus as a "regular business day").  The Exchange normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.  All references to time in this Prospectus mean "Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day.  To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations.  If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects the fair value.  Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some or the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value pricing determinations to the
Manager's Valuation Committee.  Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
Fund.  Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).  The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for its portfolio securities, although it may not always be able to do so.

If, after the close of the principal market on which a security held by the
Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.  The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract or policy owners to purchase Fund shares on a regular business day, provided that the Fund receives the order from the insurance company by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

      |X|  Classes of Shares.  The Fund has four classes of shares
authorized.  The Fund offers only two different classes of shares.  The class designated as Service shares are subject to a distribution and service plan.
The impact of the expenses of the Plan on Service shares is described below.
The class of shares that is not subject to a Plan is referenced to as
Non-Service Shares.  The different classes of shares represent investments in the same portfolio of securities but are expected to have different expenses and share prices.

Distribution  and  Service  Plan for  Service  Shares  The Fund has  adopted a
Distribution  and Service Plan for Service shares to pay the  distributor  for distribution  related services,  personal services and account maintenance for the Fund's Service shares.  Under the Plan,  payments are made quarterly at an annual rate of up to 0.25% of the average  annual net assets of Service shares of the  Fund.  Because  these  fees are paid out of the  Fund's  assets  on an on-going  basis,  over  time  these  fees  will  increase  the  cost  of  your investment  and may cost you more than other  types of fees or sales  charges.
The Distributor  currently uses all of those fees to  compensation  sponsor(s)
of the  insurance  product that offers Fund  shares,  for  providing  personal service and  maintenance  of accounts of their variable  contract  owners that hold Service shares.

How Are Shares Redeemed?  As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares.  Contract holders and policy holders should not directly contact the Fund or its Transfer Agent to request a redemption of Fund shares.  Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado.  The participating insurance company must receive that order before the close of the Exchange (normally 4:00 p.m. Eastern time).  The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order).  Under unusual circumstances determined by the
SEC, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends.  The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis.  Dividends and distributions will generally be lower for Service shares, which normally have higher expenses.  The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains.  The Fund may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.  There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes.  For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company.  Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares.  You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since its inception.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES    YEAR ENDED DECEMBER 31,                 2004        2003        2002         2001         2000
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   1.12     $  0.76     $  1.07     $   1.74     $   2.30
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .01 1        -- 2       .01          .01           -- 2
Net realized and unrealized gain (loss)                        .19         .37        (.31)        (.39)        (.11)
                                                          ------------------------------------------------------------
Total from investment operations                               .20         .37        (.30)        (.38)        (.11)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.02)       (.01)       (.01)          -- 2       (.03)
Distributions from net realized gain                            --          --          --         (.29)        (.42)
                                                          ------------------------------------------------------------
Total dividends and/or distributions to shareholders          (.02)       (.01)       (.01)        (.29)        (.45)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   1.30     $  1.12     $  0.76     $   1.07     $   1.74
                                                          ============================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                           17.86%      50.13%     (28.51)%     (24.31)%      (9.43)%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $110,679     $92,027     $62,091     $ 99,831     $144,901
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $ 96,388     $70,042     $83,511     $117,814     $162,028
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                         0.64%       0.37%       1.17%        0.69%        0.24%
Total expenses                                                1.08% 5     1.12% 5     1.12% 5      1.05% 5      1.17% 5
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         30%         71%         40%          44%          72%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES
For More Information on Oppenheimer International Growth Fund/VA
The  following  additional  information  about the Fund is  available  without charge upon request:

STATEMENT  OF  ADDITIONAL  INFORMATION.   This  document  includes  additional
information about the Fund's investment  policies,  risks, and operations.  It is incorporated  by reference into this Prospectus  (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL  REPORTS.  Additional  information  about the  Fund's investments  and performance is available in the Fund's Annual and Semi-Annual
Reports to  shareholders.  The Annual  Report  includes a discussion of market conditions and investment  strategies that  significantly  affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the  Statement of  Additional  Information,  the Annual and
Semi-Annual  Reports,  the notice  explaining the Fund's privacy policy and other information about the Fund or your account:

---------------------------------------------------------------------------
By Telephone:           Call OppenheimerFunds Services toll-free:
---------------------------------------------------------------------------
                        1.800.981.2871

By Mail:                Write to:
                        OppenheimerFunds Services
                        P.O. Box 5270
                        Denver, Colorado 80217-5270
---------------------------------------------------------------------------
On the Internet:        You  can  request  these  documents  by  e-mail  or
                        through  the  OppenheimerFunds   website.  You  may
                        also read or  down-load  certain  documents  on the
                        OppenheimerFunds             website            at:
                        www.oppenheimerfunds.com
---------------------------------------------------------------------------

Information  about the Fund including the Statement of Additional  Information can be reviewed and copied at the SEC's Public  Reference  Room in Washington,
D.C.  Information  on  the  operation  of the  Public  Reference  Room  may be obtained by calling the SEC at  1.202.942.8090.  Reports and other information about the Fund are  available  on the  EDGAR  database  on the SEC's  Internet
website  at   www.sec.gov.   Copies  may  be  obtained   after  payment  of  a
duplicating   fee  by  electronic   request  at  the  SEC's  e-mail   address:
publicinfo@sec.gov  or by  writing  to the  SEC's  Public  Reference  Section,
Washington, D.C. 20549-0102.

No one has been  authorized  to provide any  information  about the Fund or to make any  representations  about the Fund other than what is contained in this
Prospectus.  This  Prospectus is not an offer to sell shares of the Fund,  nor a  solicitation  of an offer to buy  shares of the Fund,  to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Company's SEC File No.: 811-3255
PRO616.001.0405  Printed on recycled paper.

                          Appendix to Prospectus of
                          Panorama Series Fund, Inc.
                   Oppenheimer International Growth Fund/VA

      Graphic   material   included   in   the   Prospectus   of   Oppenheimer
International Growth Fund/VA: "Annual Total Returns (as of 12/31 each year)":

      A  bar  chart  will  be  included  in  the   Prospectus  of  Oppenheimer
International   Growth  Fund/VA  depicting  the  annual  total  returns  of  a hypothetical  investment in shares of the Fund for each of the calendar  years since the Fund's  inception.  Set forth  below are the  relevant  data  points that will appear in the bar chart:

  ----------------------------------------------------
  Calendar Year Ended 12/31    Annual Total Return
  ----------------------------------------------------
  ----------------------------------------------------
  1995                                10.30%
  ----------------------------------------------------
  ----------------------------------------------------
  1996                                13.26%
  ----------------------------------------------------
  ----------------------------------------------------
  1997                                  8.11%
  ----------------------------------------------------
  ----------------------------------------------------
  1998                                19.40%
  ----------------------------------------------------
  ----------------------------------------------------
  1999                                50.37%
  ----------------------------------------------------
  ----------------------------------------------------
  2000                                -9.43%
  ----------------------------------------------------
  ----------------------------------------------------
  2001                               -24.31%
  ----------------------------------------------------
  ----------------------------------------------------
  2002                               -28.51%
  ----------------------------------------------------
  ----------------------------------------------------
  2003                               50.13%
  ----------------------------------------------------
  ----------------------------------------------------
  2004                               17.86%
  ----------------------------------------------------

Total Return

Total Return Portfolio
A Series of Panorama Series Fund, Inc.

Prospectus dated April 29, 2005

                                                Total Return Portfolio is a
                                          mutual fund that seeks to maximize
                                          total investment return by
                                          allocating its assets among
                                          investments in stocks, corporate
                                          bonds, U.S. government securities
                                          and money market instruments.

                                                Shares of the Portfolio are
                                          sold only as an underlying
                                          investment for variable life
                                          insurance policies, variable annuity
                                          contracts and other insurance
                                          company separate accounts. A
                                          prospectus for the insurance product
                                          you have selected accompanies this
                                          Prospectus and explains how to
                                          select shares of the Portfolio as an
As with all mutual funds, the             investment under that insurance
Securities and Exchange Commission        product.
has not approved or disapproved the
Portfolio's securities nor has it               This Prospectus contains
determined that this Prospectus is        important information about the
accurate or complete. It is a             Portfolio's objective, its
criminal offense to represent             investment policies, strategies and
otherwise.                                risks. Please read this Prospectus
                                          (and your insurance product
                                          prospectus) carefully before you
                                          invest and keep them for future
                                          reference about your investment.

Contents

            About the Portfolio
------------------------------------------------------------------------------

            The  Portfolio's  Investment  Objective and  Principal  Investment
Strategies

            Main Risks of Investing in the Portfolio

            The Portfolio's Past Performance

            Fees and Expenses of the Portfolio

            About the Portfolio's Investments

            How the Portfolio is Managed

            Investing in the Portfolio
------------------------------------------------------------------------------

            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

About the Portfolio

The Portfolio's Investment Objective and Principal Investment Strategies

What Is the Portfolio's Investment Objective?  The Portfolio seeks to maximize total investment return (including capital appreciation and income)
principally by allocating its assets among stocks, corporate bonds, U.S.
government securities and money market instruments, according to changing market conditions.

What Does the Portfolio Invest In?  The Portfolio invests mainly in common stocks, corporate bonds, U.S. government securities (including mortgage-related securities), and short-term notes.  The Portfolio's investment Manager, OppenheimerFunds, Inc. (the "Manager"), can allocate the
Portfolio's investments among these different types of securities in different proportions at different times to seek the Portfolio's goal.  That allocation is based on the Manager's judgment of where the best opportunities are after evaluating market and economic conditions.

      Normally, at least 25% of the Portfolio's total assets will be invested in fixed income senior securities.  Otherwise, the Portfolio is not required to allocate its investments among stocks, corporate bonds, U.S. government securities and money market instruments in any fixed proportion and the relative weighting of those asset classes in the Portfolio's holdings will change over time. Therefore, the Portfolio might have some of its assets invested in each asset class or it might not invest in certain asset classes at times.

o     Stocks.  The Portfolio can buy a variety of domestic and foreign stocks and other equity investments, including common and preferred stocks, warrants and securities convertible into common stock.  The Portfolio can buy securities of companies of different market capitalization ranges.
Currently, the Portfolio invests primarily in the securities of domestic large capitalization companies.  There are limits on the Portfolio's investments in foreign securities.

o     Debt Securities.  The Portfolio can invest in a variety of debt securities, including securities issued or guaranteed by the U.S. government and its agencies and federally-chartered corporate entities referred to as
"instumentalities."  The Portfolio can buy mortgage-related securities and collateralized mortgage obligations ("CMOs") issued or guaranteed by the U.S.
government or private issuers.  It can also buy municipal securities, foreign government securities, and domestic and foreign corporate debt obligations.
The Portfolio can buy bonds rated below investment grade (these are commonly called "junk bonds"), but currently limits these investments to not more than
5% of its assets.

o     Money Market Instruments.  The Portfolio can hold money market instruments, such as short-term U.S. government securities, commercial paper and bank instruments as part of its normal investment program, or for cash management purposes, or as a defensive investment when the Manager believes that the securities markets are unstable.

      The Portfolio can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Portfolio's Investments," below.

      |X|  How Do the Portfolio Managers Decide What Securities to Buy or
Sell?  In selecting securities for purchase or sale by the Portfolio, the portfolio managers follow an investment process that uses quantitative tools to analyze market dynamics and economic trends to help determine the allocation of the Portfolio's investments over different asset classes.  In selecting stocks for the Portfolio, the portfolio managers use a systematic and disciplined quantitative investment style.  While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the investment selection process includes the strategies described below:

|_|   In selecting stocks, the portfolio managers use proprietary quantitative valuation techniques, which incorporate data
            derived from qualitative fundamental research, to identify stocks within the S&P 500 Index that they consider to be
            temporarily undervalued by various measures. Individual
            stocks are selected for the Portfolio using a ranking
            process based on those valuation models.
|_|   The portfolio managers use both quantitative and fundamental analytical tools, including internal research and reports by other
            market analysts, to identify stocks within the selected
            universe that may provide growth opportunities, for example, by selecting stocks of issuers that have better earnings,
            cash flow, revenues and/or other favorable characteristics than analysts have expected.  The portfolio managers, in
            essence, seek to choose stocks having prices that are
            relatively low in relation to what they consider to be the stocks' real worth or future prospects with the expectation that these stocks will increase in value when the market
            re-evaluates the issuers.
|_|   Seeking to reduce overall risks, the portfolio managers diversify the
            Portfolio's equity positions by allocating investments among industries within the S&P 500 Index.

      In selecting fixed income securities for purchase or sale by the
Portfolio, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors. The portfolio managers' overall strategy is to build a broadly diversified portfolio of corporate and government bonds.
The portfolio managers currently focus on the factors below (which may vary in particular cases and may change over time), looking for:

|_|   Debt securities in market sectors that offer attractive relative value.
|_|   Investment-grade securities that offer more income than U.S. treasury obligations with a good balance of risk and return.
|_|   High income potential from different types of corporate and government securities.
|_|   Broad portfolio diversification to help reduce the volatility of the
            Portfolio's share prices.

      The portfolio manager monitors individual issuers for changes in the factors above and these changes may trigger a decision to sell a security. Generally, the "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, improving credit fundamentals for a particular sector or security, and managing pre-payment risks associated with
mortgage-related securities, as well as other techniques.
Who Is the Portfolio Designed For?  The Portfolio's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking total investment return over the long term from a flexible portfolio investing in different asset classes, including stocks, bonds and money market instruments.  Because the Portfolio invests a portion of its assets in stocks, those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial stock investments. Since the Portfolio's income level will fluctuate, it is not designed for investors needing an assured level of current income.  The Portfolio is not a complete investment program.

Main Risks of Investing in the Portfolio

      All investments carry risks to some degree.  The Portfolio's investments are subject to changes in their value from a number of factors described below.  There is also the risk that poor security selection by the
Manager will cause the Portfolio to underperform other funds having similar objectives.

|X|   Risks of Investing in Stocks.  Stocks fluctuate in price, and their short-term volatility at times can be great.  Because the Portfolio typically has substantial investments in common stocks, the value of the Portfolio's investment holdings will be affected by changes in the stock markets. Market risk will affect the Portfolio's net asset value per share, which will fluctuate as the values of the Portfolio's investments change.

      A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time.  Different stock markets may behave differently from each other.  In particular, because the Portfolio's stock investments are primarily in U.S. issuers, its share price will be affected by changes in
U.S. stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer.  The Portfolio invests in securities of large companies but it can also buy stocks of small and medium-size companies, which may have more volatile stock prices than stocks of large companies.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.  To the extent that the Portfolio increases the relative emphasis of its investments in a particular industry, its share values can fluctuate in response to events affecting that industry.

      |X| Credit Risk.  Debt securities are subject to credit risk.  Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Portfolio's income may be reduced and if the issuer fails to repay principal, the value of that security and of the Portfolio's shares may be reduced. While the Portfolio's investments in U.S. government securities are subject to little credit risk, the Portfolio's other investments in debt securities, particularly high-yield lower-grade debt securities, are subject to risks of default.

      |X|  Interest Rate Risks.  The prices of debt securities, including
U.S. government securities, are subject to change when prevailing interest rates change.  When interest rates fall, the values of already-issued debt securities generally rise.  When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities.  The Portfolio's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Portfolio's investments in debt securities.

      |X|  Prepayment Risk.  Prepayment risk occurs when the mortgages underlying a mortgage-related security are prepaid at a rate faster than anticipated (usually, when interest rates fall) and the issuer of the security can prepay the principal prior to the security's maturity.
Mortgage-related securities that are subject to prepayment risk, including the CMOs and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss than other debt securities when interest rates rise.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.  The Portfolio might have to reinvest the proceeds of prepaid securities in new securities offering lower yields.  Additionally, the Portfolio can buy mortgage-related securities at a premium.  Accelerated prepayments on those securities could cause the Portfolio to lose the portion of its principal investment represented by the premium the Portfolio paid.

      If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates.  In turn, this could cause the value of the Portfolio's shares to fluctuate more.

      |X| Special Risks of Derivative Investments. The Portfolio can use
derivatives to seek increased returns or to try to hedge investment risks.
In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.
Options, futures, mortgage-related securities and CMOs, asset-backed securities and "stripped" securities are examples of derivatives the
Portfolio can use.

      If the issuer of the derivative does not pay the amount due, the
Portfolio can lose money on the investment.  Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform.  If that happens, the
Portfolio's share price could decline or the Portfolio could get less income than expected.  The Portfolio has limits on the amounts of particular types of derivatives it can hold.  However, using derivatives can cause the
Portfolio to lose money on its investments and/or increase the volatility of its share prices.

      How Risky is the Portfolio Overall?  The risks described above collectively form the risk profile of the Portfolio and can affect the value of the Portfolio's investments, its investment performance and its price per share.  These risks mean that you can lose money by investing in the
Portfolio.  When you redeem your shares, they may be worth more or less than what you paid for them.

      However, changes in the overall market prices of securities and the income they pay can occur at any time.  The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events.  There is no assurance that the Portfolio will achieve its investment objective.  In the short term, the stock markets can be volatile, and the price of the Portfolio's shares will go up and down as a result. The Portfolio's income-oriented investments may help cushion the Portfolio's total return from changes in stock prices, but fixed-income securities have their own risks, such as the risk of default and changes in value when interest rates change.  The Portfolio seeks to reduce the effects of these risks by diversifying its investments over different asset classes.  The Portfolio may be less volatile than funds that invest only in stocks but may be more volatile than funds that invest solely in investment grade bonds.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other government agency.

The Portfolio's Past Performance

The bar chart and table below show one measure of the risks of investing in the Portfolio, by showing changes in the performance of the Portfolio's shares from year to year for the last ten calendar years and by showing how the average annual total returns of the Portfolio's shares for 1, 5 and 10 years compared to broad-based market indices.  The Portfolio's past investment performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Total Returns (as of December 31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 12.35% (4QTR98) and the lowest return (not annualized) for a calendar quarter was -11.40% (3QTR02).

-------------------------------------------------------------------------------
Average Annual Total
Returns for the periods     ----------------
ended December 31, 2004                          5 Years          10 Years
                                 1 Year
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Return Portfolio           9.47%            0.57%            6.24%
(inception 9/30/82)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
S&P 500 Index                    10.87%           -2.30%          12.07%1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Merrill Lynch Corporate          4.15%            7.95%            7.78%1
Gov't Master Index
-------------------------------------------------------------------------------
1. From 12/31/94.
The  Portfolio's  average  annual total returns  measure the  performance of a hypothetical  account  without  deducting  charges  imposed  by  the  separate accounts  that  invest in the  Portfolio  and assume  that all  dividends  and capital  gains  distributions  have  been  reinvested  in  additional  shares.
Because  the  Portfolio  invests  in stocks  and  bonds,  its  performance  is compared to the S&P 500 Index,  an unmanaged  index of equity  securities that is a measure of the general  domestic  stock  market and to the Merrill  Lynch
Corporate  and  Government   Master  Index,   a  broad-based   index  of  debt
securities.  The  indices'  performance  includes  reinvestment  of income but does not reflect  transaction costs, fees,  expenses or taxes. The Portfolio's investments vary from those in the indices.

The Portfolio's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Portfolio

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Portfolio. The
Portfolio pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Portfolio's assets to calculate the Portfolio's net asset values per share. All shareholders therefore pay those expenses indirectly. The numbers below are based on the Portfolio's expenses during its fiscal year ended December 31, 2004.

Shareholder Fees.  The Portfolio does not charge any initial sales charge to buy shares or to reinvest dividends.  There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product.  Those charges and fees are not reflected in the table below.

Annual Portfolio Operating Expenses (deducted from Portfolio assets):
(% of average daily net assets)

-------------------------------------------------------------------------
Management Fees                                      0.625%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                  N/A
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Other Expenses                                       0.035%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Total Annual Operating Expenses                       0.66%
-------------------------------------------------------------------------
Expenses may vary in future years.  "Other  Expenses"  include  transfer agent fees,  custodial  fees,  and  accounting  and legal  expenses  the
Portfolio  pays. The Portfolio's  transfer agent has voluntarily  agreed to limit  transfer  and  shareholder  servicing  agent fees to 0.35% per fiscal year.  That  undertaking may be amended or withdrawn at any time.
For the  Portfolio's  fiscal year ended  December 31, 2004, the transfer agent fees did not exceed the expense limitation described above.

EXAMPLE.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and reinvest your dividends and distributions.

The example assumes that you redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are              1 Year        3 Years       5 Years      10 Years
redeemed:
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                            $68            $212          $369         $825
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About the Portfolio's Investments

The Portfolio's Principal Investment Policies and Risks.  The allocation of the Portfolio's investment holdings among the different investments will vary over time based upon the Manager's evaluation of economic and market trends.
The Portfolio's holdings might not always include all of the different types of investments described below.  The Statement of Additional Information contains more detailed information about the Portfolio's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one issuer.  Also, the Portfolio does not concentrate 25% or more of its investments in any one industry.

      |X|  Stocks and Other Equity Investments.  The Portfolio can invest in the equity securities of issuers that may be of small, medium or large capitalization, to seek total investment return.  The Portfolio's stock investments mainly are common stocks but it can also invest in other equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock.  The Portfolio can buy securities issued by domestic or foreign companies.  However, the Portfolio's investments in stocks are currently focused on those of U.S. issuers.

      The Portfolio's equity investments may be exchange-traded or over-the-counter securities. Over-the-counter securities may have less liquidity than exchange-traded securities, and stocks of companies with smaller capitalizations have a greater risk of volatility than stocks of larger companies.

      |X|  Special Risks of Mid-Cap Stocks.  While stocks of mid-cap
companies may offer greater capital appreciation potential than investments in larger capitalization companies, they may also present greater risks.
Mid-cap stocks tend to be more sensitive to changes in an issuer's earnings expectations.  They tend to have lower trading volumes than large capitalization securities.  As a result, they may experience more abrupt and erratic price movements.  That means the Portfolio could have greater difficulty selling a security at an acceptable price, especially in periods of market volatility.  That factor increases the potential for losses to the
Portfolio.

      |X|  Sector Focus.  At times the Portfolio may increase the relative emphasis of its investments in a particular sector.  The prices of stocks of issuers in a sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others.  To the extent that the Portfolio increases the relative emphasis of its investments in a particular sector, its share values may fluctuate in response to events affecting that sector.

            |_|  Convertible Securities.  Many convertible securities are a form of debt security, but the Manager regards some of them as "equity substitutes" because of their conversion feature. In those cases, their ratings have less impact on the Manager's investment decision than in the case of other debt securities.  The Portfolio's investments in convertible securities may include securities rated as low as "B" by Moody's Investor
Services, Inc. or Standard & Poor's Rating Service or that have comparable ratings by other national rating organizations or, if they are unrated, have an equivalent rating assigned by the Manager.  Those ratings are below
"investment grade" and the securities are subject to greater risk of default by the issuer than investment grade securities.

      |X|  Corporate Bonds and U.S. Government Securities.  The Portfolio can
buy debt securities that are rated by nationally-recognized rating organizations as well as unrated securities assigned an equivalent rating by the Manager.  The Portfolio's debt investments may be "investment grade"
(that is, in the four highest rating categories of a national rating organization) or may be securities that are below investment grade (sometimes called "junk bonds"), rated as low as "B," as described above in "Convertible
Securities."  The Portfolio does not invest more than 10% of its total assets in unrated debt securities.

      While the Portfolio can invest as much as 20% of its total assets in debt securities and preferred stocks rated below investment-grade, currently it does not intend to invest more than 5% of its total assets in these investments.  While the Portfolio is not required to sell a bond that falls below that rating after the Portfolio buys it, the Manager will monitor the
Portfolio's holdings to determine whether to sell these securities.

            |_|  Special Credit Risks of Lower-Grade Securities.  All
corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk.  While investment-grade securities are subject to risks of non-payment of principal and interest, in general higher-yielding, lower-grade bonds, whether rated or unrated, have greater risks of default than investment-grade securities.  U.S. government securities are subject to little credit risk.  Because the Portfolio can invest in securities rated below investment grade to seek high income, the Portfolio's credit risks are greater than those of Portfolios that buy only investment grade bonds.

      Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations.  These securities may be subject to greater market fluctuations than investment grade securities.  There may be less of a market for them and therefore they may be harder to value and to sell at an acceptable price.  There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds.  These risks mean that the Portfolio's net asset value per share could be reduced by declines in value of these securities, and it might not earn the income or return of principal it expects.

            |_|  U.S. Government Securities.  The Portfolio can invest in
securities issued or guaranteed by the U.S. Treasury or other government agencies or instrumentalities. These are referred to as "U.S. government securities" in this Prospectus.  They can include CMOs and other mortgage-related securities.

o     U.S. Treasury Obligations.  These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from more than one year to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued).  Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal.  The Portfolio can buy U.S. Treasury securities that have been "stripped" of the interest coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").
Although not rated, Treasury obligations have little credit risk but prior to maturity are subject to interest rate risk.

o     Obligations of U.S. Government Agencies or Instrumentalities.  These
include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National
Mortgage Association pass-through mortgage certificates (called "Ginnie
Maes").  Some are supported by the right of the issuer to borrow from the
U.S. Treasury under certain circumstances, such as Federal National Mortgage
Association ("Fannie Mae") obligations, Federal Home Loan Mortgage
Corporation ("Freddie Mac") obligations and Federal Home Loan Bank
Obligations.

o     Mortgage-Related U.S. Government Securities. The Portfolio can buy
interests in pools of residential or commercial mortgages, in the form of
CMOs and other "pass-through" mortgage securities. CMOs that are U.S.
government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change.  In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced.  Additionally, the Portfolio may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Portfolio's total return.

      When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value.  These prepayment risks can make the prices of CMOs very volatile when interest rates change.  The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities.  That volatility will affect the Portfolio's share prices.

      |_| Private-Issuer Mortgage-Backed Securities.  The Portfolio can
invest in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities.  Private issuer securities are subject to the credit risks of the issuers as well as the interest rate risks and prepayment risks of CMOs, discussed above, although in some cases they may be supported by insurance or guarantees.  Primarily these include multi-class debt or pass-through certificates secured by mortgage loans.  They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.

            |_|  Asset-Backed Securities.  The Portfolio can buy asset-backed securities, which are fractional interests in pools of loans collateralized by loans or other assets or receivables.  They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest.  These securities are subject to prepayment risks, and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

      |X|  Money Market Instruments and Short-Term Debt Securities.  The
Portfolio can invest in a variety of short-term debt obligations having a maturity of one year or less. These include:
            |_| Money market instruments, which in general are debt
obligations rated in the top two rating categories of national rating organizations (or that are unrated instruments that have equivalent ratings assigned by the Manager).  Examples include commercial paper of domestic issuers or foreign companies (if the foreign issuers have assets of $1 billion or more).
            |_| Short-term debt obligations of the U.S. government or
corporations.
            |_| Obligations of domestic or foreign banks or savings and loan associations, such as certificates of deposit and bankers' acceptances.

      The yields on shorter-term debt obligations tend to be less than on longer-term debt. Therefore, this strategy might help preserve principal but might reduce opportunities to seek growth of capital as part of the
Portfolio's objective of total return.  Under normal market conditions this strategy would be used primarily for cash management or liquidity purposes.
Under abnormal market conditions, the Portfolio could invest up to 100% of its assets in those instruments for defensive purposes.

      |X|  Portfolio Turnover.  The Portfolio can engage in active trading to try to achieve its objective. It might have a turnover rate in excess of 100%
annually.  The Financial Highlights table at the end of this Prospectus shows the Portfolio's turnover rates during prior fiscal years. Increased portfolio turnover creates higher brokerage and transaction costs for the Portfolio
(and may reduce performance).  For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account.

      |X|  Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the
Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Portfolio's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the
Investment Company Act of 1940 (the "Investment Company Act") that apply to publicly-sold mutual funds.

      Failure by the Portfolio to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Portfolio's investment decisions in a way that could reduce its performance.

      |X|  Can the Portfolio's Investment Objective and Policies Change?  The
Board of Directors can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.  Fundamental policies are those that cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares.  The Portfolio's investment objective is not a fundamental policy, but will not be changed by the Board of Directors without advance notice to shareholders.  Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of
Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the Portfolio can also use the investment techniques and strategies described below.  The Portfolio might not always use all of them.  These techniques involve certain risks, although some are designed to help reduce overall investment or market risks.

      |X|  Foreign Investing.  The Portfolio can buy equity or debt
securities of companies and debt securities of governments in any country, developed or underdeveloped.  As a non-fundamental policy, the Portfolio cannot invest more than 10% of its total assets in foreign securities.  As an exception to that restriction the Portfolio can invest up to 25% of its total assets in foreign equity or debt securities that are:

|_|   issued,  assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities,
|_|   assumed  or  guaranteed  by  domestic  issuers   (including   Eurodollar
            securities), or
|_|   issued,  assumed or guaranteed  by foreign  issuers that have a class of
            securities   listed  for  trading  on  The  New  York  Stock
            Exchange (the "Exchange").

      While foreign securities offer special investment opportunities, there are also special risks, such as foreign taxation, risks of delays in settlements of securities transactions, and the effects of a change in value of a foreign currency against the U.S. dollar, which will result in a change in the U.S. dollar value of securities denominated in that foreign currency.
Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.  The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Additionally, if the Portfolio invests a significant amount of its assets in foreign securities, it might expose the Portfolio to "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of the Exchange that day, when the Portfolio's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Portfolio's use of
"fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the
Board believe to be their fair value, and the imposition of redemption fees may help deter those activities.

      |X| "When-Issued" and "Delayed-Delivery" Transactions. The Portfolio
can purchase securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Portfolio if the value of the when-issued security declines prior to the settlement date.
No income accrues to the Portfolio on a when-issued security until the
Portfolio receives the security on settlement of the trade.

      |X| Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market making it difficult to value them or dispose of them promptly at an acceptable price.  Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold
publicly.   That might make it difficult to value them or dispose of them promptly at an acceptable price.  The Portfolio will not invest more than 15%
of its net assets in illiquid or restricted securities.  Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit.  The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Repurchase Agreements.  In a repurchase agreement, the Portfolio buys a security and simultaneously agrees to sell it to the vendor for delivery at a future date.  Delays or losses could occur if the other party to the agreement defaults or becomes insolvent.  These are used primarily for cash management and liquidity purposes.

      |X| Derivative Investments.  The Portfolio can use a number of
different kinds of "derivative" investments, although it does not do so currently to a significant degree and is not required to use them to seek its goal.  In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  In the broadest sense, exchange-traded options, futures contracts, forward contracts and other hedging instruments the
Portfolio might use can be considered "derivative" investments.  In addition to using derivatives for hedging, the Portfolio might use other derivative investments because they offer the potential for increased value.

      Markets underlying securities and indices may move in a direction not anticipated by the Manager.  Interest rate and stock market changes in the
U.S. and abroad may also influence the performance of derivatives.  As a result of these risks, the Portfolio could realize less principal or income from the investment than expected.  Certain derivative investments held by the Portfolio may be illiquid.

      |X| Credit Derivatives. The Portfolio may enter into credit default swaps, both (i) directly and (ii) indirectly in the form of a swap embedded within a structured note to protect against the risk that a debt security will default. The Portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event (for example, the security fails to timely pay interest or principal), the
Portfolio either delivers the defaulted bond (if the Portfolio has bought credit protection) or pays the par amount of the defaulted bond (if the
Portfolio has sold credit protection). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events, and adverse pricing when purchasing bonds to satisfy its delivery obligation where the Portfolio bought credit protection and there has been a credit event.

      |X|  Zero-Coupon and "Stripped" Securities.  Some of the U.S.
government debt securities the Portfolio buys are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value.
"Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities.  The Portfolio may have to pay out the imputed income on zero coupon securities without receiving the actual cash currently.  Stripped securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage related securities are also very sensitive to prepayments of underlying mortgages. When prepayments tend to fall, the timing of the cash flows to principal-only securities increases, making them more sensitive to changes in price. The market for some of these securities may be limited, making it difficult for the Portfolio to value them or to dispose of its holdings at an acceptable price.

      |X|  Hedging.  The Portfolio can write exchange-traded covered call options on securities, futures and stock indices, and can buy and sell certain kinds of futures contracts and forward contracts.  These are all referred to as "hedging instruments."  The Portfolio does not use hedging instruments for speculative purposes, and has limits on its use of them.  The
Portfolio is not required to use hedging instruments in seeking its goal and currently does not use them to a significant degree.

      Options trading involves the payment of premiums and has special tax effects on the Portfolio.  There are also special risks in particular hedging strategies.  For example, if a covered call written by the Portfolio is exercised on an investment that has increased in value, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Portfolio's return. The Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

      |X|  Portfolio Holdings.  The Portfolio's holdings are included in semi-annual and annual reports that are distributed to shareholders of the
Portfolio within 60 days after the close of the period for which such report is being made.  The Portfolio also makes disclosures of its portfolio securities holdings in its Statement of Investments on Form N-Q, which is filed with the Securities and Exchange Commission (the "SEC") no later than
60 days after the close of the first and third fiscal quarters.  These additional quarterly filings are publicly available at the SEC.  Therefore, portfolio holdings of the Portfolio are made publicly available no later than
60 days after the close of the Portfolio's fiscal quarter.

      A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the
Portfolio's Statement of Additional Information.

How the Portfolio Is Managed

The Manager.  The Manager chooses the Portfolio's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Board of Directors, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Portfolio pays to the Manager and describes the expenses that the
Portfolio is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since January 1960.
The Manager and its subsidiaries and controlled affiliates managed more than
$170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than 7 million shareholder accounts.  The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New
York 10281-1008.

      |X| Advisory Fees.  Under the investment advisory agreement, the
Portfolio pays the Manager an advisory fee at an annual rate that declines on additional assets as the Portfolio grows: 0.625% of the first $600 million of average daily net assets of the Portfolio, and 0.450% of average daily net assets in excess of $600 million.  The Portfolio's management fee for its last fiscal year ended December 31, 2004 was 0.625% of average annual net assets.

      |X| Portfolio Managers.  The portfolio manager of the Portfolio's equity component is David Schmidt. He is the person primarily responsible for the day-to-day management of the Portfolio's equity investments.  Mr. Schmidt has been a portfolio manager of the Portfolio since July 2003. He has been the Chief Investment Officer since July 2003, the Deputy Chief Investment
Officer from June 2002 to June 2003 and the Director of Product Development
since December 1999 to present and an analyst from August 1994 to December
1999 of Trinity Investment Management Corporation, a wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp.

Since April 2002, the Portfolio's fixed-income component has been managed by a portfolio management team comprised of Angelo Manioudakis, Benjamin Gord,
Charles Moon, Geoffrey Caan and Antulio Bomfim. This portfolio management team is primarily responsible for the day-to-day management of the fixed-income component of the Portfolio.  Mr. Manioudakis has been a portfolio manager of the Portfolio and a Senior Vice President of the Manager
since April 2002.  He is also a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.  Mr. Manioudakis was an executive director and portfolio manager for Miller, Anderson & Sherrerd, a division of
Morgan Stanley Investment Management from August 1993 through April 2002.

Mr. Gord has been a portfolio manager of the Portfolio and a Vice President of the Manager since April 2002.  He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Gord was an executive director and a senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management from April 1992 through
March 2002.

Mr. Moon has been a portfolio manager of the Portfolio and a Vice President of the Manager since April 2002.  He is also a portfolio manager of other portfolios in the OppenheimerFunds complex.  Mr. Moon was an executive director and a portfolio manager at Miller Anderson & Sherrerd, a division of
Morgan Stanley Investment Management from June 1999 through March 2002.

Mr. Bomfim has been a portfolio manager of the Portfolio and a Vice President of the Manager since October 2003.  He is also a portfolio manager of other portfolios in the OppenheimerFunds complex.  Mr. Bomfim was a Senior
Economist at the Board of Governors of the Federal Reserve System from June
1992 to October 2003.

The Statement of Additional Information provides additional information about the portfolio management team's compensation, other accounts they manage and their ownership of Portfolio shares.

      |X|  Possible Conflicts of Interest.  The Portfolio offers its shares to separate accounts of different insurance companies as an investment for their variable annuity, variable life and other investment product contracts.  While the Portfolio does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Portfolio through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Board has procedures to monitor the Portfolio for possible conflicts to determine what action should be taken.  If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Portfolio.  That could force the Portfolio to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted.  Also, the Board might refuse to sell shares of the Portfolio to a particular separate account, or could terminate the offering of the Portfolio's shares if required to do so by law or if it would be in the best interests of the shareholders of the Portfolio to do so.

      |X| Pending Litigation.  A consolidated amended complaint has been filed as putative derivative and class actions against the Manager,
Distributor and Transfer Agent, as well as 51 of the Oppenheimer funds
(collectively the "funds") not including the Portfolio, 31 present and former
Directors or Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the
Southern District of New York on January 10, 2005 and amended on March 4,
2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Portfolio shareholders under the Investment Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Portfolio or on their ability to perform their respective investment advisory or distribution agreements with the Portfolio.

Investing In The Portfolio

How to Buy and Sell Shares

How Are Shares Purchased?  Shares of the Portfolio may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.  Individual investors cannot buy shares of the Portfolio directly.  Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Portfolio as an investment option for that variable life insurance policy, variable annuity or other investment product.  The Portfolio reserves the right to refuse any purchase order when the Manager believes it would be in the Portfolio's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Portfolio shares may interfere with the Manager's ability to manage the Portfolio's investments efficiently, increase the Portfolio's transaction and administrative costs and/or affect the Portfolio's performance, depending on various factors, such as the size of the Portfolio, the nature of its investments, the amount of Portfolio assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the Portfolio might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the
Portfolio's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. Therefore, the Manager and the Portfolio's
Board of Directors have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
o     The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive.
o     The Transfer Agent will attempt to monitor overall purchase and redemption activity in the accounts of participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the
         participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the Transfer Agent and the Portfolio that appropriate action has been taken to curtail any excessive trading activity.
         However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

Monitoring the Policies. The Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus" or "street name" accounts of a participating insurance company. The Portfolio has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by investors and their financial advisors. While the Portfolio recognizes that some contract owners may engage in periodic asset allocation and re-balancing of fund investments in their accounts, making an "exchange" out of the Portfolio within 30 days of buying shares (by the sale of the recently purchased Portfolio's shares and the purchase of shares of another fund), or making more than four "round trip exchanges" between funds in a year, may be considered excessive short-term trading activity. Separate accounts under common ownership or control are combined for calculating these limits.

      Furthermore, each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no assurance that the Portfolio,  the Transfer Agent or the
Portfolio's  participating  insurance  companies will be successful in curbing abusive short-term exchanges.

------------------------------------------------------------------------------
Information about your investment in the Portfolio through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Portfolio's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Portfolio should be given to your insurance company or its servicing agent, not directly to the
Portfolio or its Transfer Agent.
------------------------------------------------------------------------------

AT WHAT PRICE ARE SHARES SOLD? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Portfolio does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Portfolio shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value.  The Portfolio calculates the net asset value per share as of the close of the Exchange, on each day the Exchange is open for trading
(referred to in this Prospectus as a "regular business day").  The Exchange normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.  All references to time in this Prospectus mean "Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Portfolio net assets attributable to that class by the number of shares of that class outstanding on that day.  To determine net asset values, the Portfolio assets are valued primarily on the basis of current market quotations.  If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Portfolio and has delegated the day-to-day responsibility for fair value determinations to the
Manager's Valuation Committee.  Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
Portfolio.  Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).  The Portfolio uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for its portfolio securities, although it may not always be able to do so.

If, after the close of the principal market on which a security held by the
Portfolio is traded and before the time as of which the Portfolio's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.  The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Portfolio's designated agent to receive purchase orders) receives a purchase order from its contract or owners to purchase Portfolio shares on a regular business day, provided that the Portfolio receives the order from the insurance company, generally by
9:30 a.m. on the next regular business day at the offices of its Transfer
Agent in Colorado.

How Are Shares Redeemed?  As with purchases, only the participating insurance companies that hold Portfolio shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares.  Contract holders and policy holders should not directly contact the Portfolio or its
Transfer Agent to request a redemption of Portfolio shares.  Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Portfolio's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Portfolio receives the order from the insurance company by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado.
The participating insurance company must receive that order before the close of the Exchange (usually 4:00 p.m. Eastern time). The Portfolio normally sends payment by Federal Funds wire to the insurance company's account the day after the Portfolio receives the order (and no later than seven days after the Portfolio's receipt of the order).  Under unusual circumstances determined by the SEC, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends.  The Portfolio intends to declare dividends from net investment income on an annual basis.  The Portfolio has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Portfolio shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains.  The Portfolio may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains each year.  The Portfolio may make supplemental distributions of dividends and capital gains following the end of its fiscal year.  There can be no assurance that the Portfolio will pay any capital gains distributions in a particular year.

Taxes.  For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company.  Because shares of the Portfolio may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Portfolio from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Portfolio shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Portfolio under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the
Portfolio's financial performance for the past five fiscal years.  Certain information reflects financial results for a single Portfolio share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).  This information has been audited by
Deloitte & Touche LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                     2004          2003           2002          2001          2000
----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 1.25       $  1.07       $   1.29       $  1.45       $  1.75
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .03 1         .03            .04           .04           .07
Net realized and unrealized gain (loss)                      .09           .19           (.22)         (.14)         (.10)
                                                          ------------------------------------------------------------------
Total from investment operations                             .12           .22           (.18)         (.10)         (.03)
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.03)         (.04)          (.04)         (.06)         (.08)
Distributions from net realized gain                          --            --             --            --          (.19)
                                                          ------------------------------------------------------------------
Total dividends and/or distributions to shareholders        (.03)         (.04)          (.04)         (.06)         (.27)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 1.34       $  1.25       $   1.07       $  1.29       $  1.45
                                                          ==================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          9.47%        21.10%        (14.45)%       (6.94)%       (2.51)%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $  303       $   328       $    313       $   446       $   606
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                          $  311       $   313       $    370       $   509       $   791
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       2.00%         2.15%          2.79%         2.33%         2.97%
Total expenses                                              0.66% 4       0.67% 4        0.66% 4       0.65% 4       0.61% 4
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      144% 5        292%           149%          108%          123%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$739,617,290 and $758,374,784, respectively.

INFORMATION AND SERVICES
For More Information on Total Return Portfolio
The following additional information about the Portfolio is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION.  This document includes additional information about the Portfolio's investment policies, risks, and operations.
It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS.  Additional information about the Portfolio's investments and performance is available in the Portfolio's Annual and
Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Portfolio's privacy policy:

---------------------------------------------------------------------------
By Telephone:           Call OppenheimerFunds Services toll-free:
---------------------------------------------------------------------------
                        1.800.981.2871

By Mail:                Write to:
                        OppenheimerFunds Services
                        P.O. Box 5270
                        Denver, Colorado 80217-5270
---------------------------------------------------------------------------
On the Internet:        You  can  request  these  documents  by  e-mail  or
                        through  the  OppenheimerFunds   website.  You  may
                        also read or  down-load  certain  documents  on the
                        OppenheimerFunds             website            at:
                        www.oppenheimerfunds.com
Information  about  the  Portfolio   including  the  Statement  of  Additional
Information  can be reviewed and copied at the SEC's Public  Reference Room in
Washington,  D.C.  Information  on the operation of the Public  Reference Room may be  obtained  by  calling  the SEC at  1.202.942.8090.  Reports  and other information  about the Portfolio  are  available on the EDGAR  database on the
SEC's Internet  website at  www.sec.gov.  Copies may be obtained after payment of a  duplicating  fee by  electronic  request  at the SEC's  e-mail  address:
publicinfo@sec.gov  or by  writing  to the  SEC's  Public  Reference  Section,
Washington, D.C. 20549-0102.

No one has been authorized to provide any  information  about the Portfolio or to make any  representations  about the Portfolio other than what is contained in this  Prospectus.  This  Prospectus  is not an offer to sell  shares of the
Portfolio,  nor a solicitation of an offer to buy shares of the Portfolio,  to any person in any state or other  jurisdiction  where it is  unlawful  to make such an offer.

The Company's SEC File No.:  811-3255
PR0609.001.0405  Printed on recycled paper.

                          Appendix to Prospectus of
                          Panorama Series Fund, Inc.
                            Total Return Portfolio

      Graphic material included in the Prospectus of Total Return Portfolio:
"Annual Total Returns (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Total Return
Portfolio (the "Portfolio") depicting the annual total returns of a hypothetical investment in non-service shares of the Portfolio for each of the ten most recent calendar years.  Set forth below are the relevant data points that will appear in the bar chart:

----------------------------------------------------------
Calendar Year Ended 12/31        Annual Total Return
----------------------------------------------------------
----------------------------------------------------------
1995                                   24.66%
----------------------------------------------------------
----------------------------------------------------------
1996                                   10.15%
----------------------------------------------------------
----------------------------------------------------------
1997                                   18.81%
----------------------------------------------------------
----------------------------------------------------------
1998                                   10.90%
----------------------------------------------------------
----------------------------------------------------------
1999                                   -1.54%
----------------------------------------------------------
----------------------------------------------------------
2000                                   -2.51%
----------------------------------------------------------
----------------------------------------------------------
2001                                   -6.94%
----------------------------------------------------------
----------------------------------------------------------
2002                                   -14.45%
----------------------------------------------------------
----------------------------------------------------------
2003                                   21.10%
----------------------------------------------------------
----------------------------------------------------------
2004                                    9.47%
----------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

------------------------------------------------------------------------------
Panorama Series Fund, Inc.
------------------------------------------------------------------------------

6803 S. Tucson Way, Centennial, Colorado 80112-3924
1.888.470.0861

Statement of Additional Information dated April 29, 2005

Panorama Series Fund, Inc. is an investment company with four series, referred to as "Portfolios" in this document.  Each Portfolio is a separate mutual fund having its own objective, investments, strategies and risks.  The
Portfolios are:

|_| Government Securities Portfolio
|_| Growth Portfolio
|_| Oppenheimer International Growth Fund/VA
|_| Total Return Portfolio

------------------------------------------------------------------------------
Shares of the  Portfolios  are sold  only as the  underlying  investments  for variable  life  insurance  policies,  variable  annuity  contracts  and  other products for insurance  company  separate  accounts.  Shares are not available for sale directly to investors.
------------------------------------------------------------------------------

This Statement of Additional Information is not a Prospectus.  This document contains additional information about the Portfolios, and supplements information in the Prospectuses dated April 29, 2005, of the Portfolios.
This document should be read together with the Prospectuses.  You can obtain a Prospectus by writing to the Portfolios' Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the
Transfer Agent at the toll-free number shown above.

Contents
                                                                        Page

About the Portfolios

Investing In the Portfolios

Financial Information About the Portfolios

A B O U T  T H E  P O R T F O L I O S

Additional Information About Investment Policies and Risks

      The investment objectives, the principal investment policies and the main risks of each Portfolio are described in the Prospectus for that
Portfolio.  This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Portfolios' investment Manager, OppenheimerFunds, Inc., can select for the Portfolios.  Additional information is also provided about the strategies that each Portfolio may use to try to achieve its objective.

Investment Policies.  The composition of the investment portfolio of each
Portfolio and the techniques and strategies that the Manager uses in selecting investment securities will vary over time. The Portfolios are not required to use all of the investment techniques and strategies described below at all times in seeking their goal. They may use some of the special investment techniques and strategies at some times or not at all.

      In the discussion of the investment strategies of the Portfolios below, the Portfolios are categorized according to the types of investments they primarily make.  Total Return Portfolio, Growth Portfolio and Oppenheimer
International Growth Fund/VA are referred to as "Equity Portfolios," because they invest mainly or substantially in common stocks and other equity securities. Government Securities Portfolio is referred to as a "Fixed Income
Portfolio," because the main emphasis of its investment program is debt securities.  However a Portfolio is referred to in general, the discussion below of particular investments and strategies indicates which Portfolios can use that investment or technique as part of their investment program.  For example, some investments can be held by only some of the Portfolios and some can be held by all.  Please refer to the Prospectus of a particular Portfolio for an explanation of its principal investment policies and risks.

      |X|  Equity Securities.  The Equity Portfolios invest in equity securities, which include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Certain equity securities may be selected for some of the Portfolios not only for their appreciation possibilities but because they may provide dividend income.

      The capitalization ranges of the issuers of equity securities that particular Portfolios invest in are discussed in the Prospectuses.  Some of the Portfolios may emphasize securities of issuers in one or more capitalization ranges, such as mid-cap and large-cap issuers.
"Capitalization" refers to the market capitalization of a company, which, in general terms, is the value of a company determined by the total market value of its issued and outstanding common stock.  There are no fixed dollar amounts for particular capitalization ranges, and the ranges currently used by the Portfolios may change over time as investors change their views as to what, for example, a "small-cap" company is in relation to "mid-cap" and
"large-cap" as the stock market changes.  Different Portfolios may also have different definitions of what constitutes a small-, mid- or large-cap issuer.

      Small-cap growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies.  However, these securities also involve greater risks than securities of larger companies.  Securities of small capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies.  Therefore, to the degree that a Portfolio has investments in smaller capitalization companies at times of market volatility, that
Portfolio's share price may fluctuate more.  Those investments may be limited to the extent the Manager believes that such investments would be inconsistent with the Portfolio's investment objective.

         |_| Growth Companies (All Equity Portfolios).  The Equity Portfolios
can invest in securities of "growth" companies.  Growth companies are those companies that the Manager believes are entering into a growth cycle in their business, with the expectation that their stock will increase in value.  They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of characteristics that in the view of the portfolio manager of a Portfolio defines them as "growth"
issuers.

      Growth companies may include companies that are generating or applying new technologies, new or improved distribution techniques or new services.
They may own or develop natural resources.  They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry.  In each case, they have prospects that the portfolio manager believes are favorable for the long term.

         |_|   Preferred Stocks (All Equity Portfolios).  Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock.  Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which also have a negative impact on prices when interest rates decline.  The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.  Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation.

         |_| Convertible Securities (All Equity Portfolios).  While some convertible securities are a form of debt security, in some cases their conversion feature (allowing conversion into the issuer's common stock) may cause a portfolio manager to regard them as "equity equivalents."  In those cases, the rating assigned to the security has less impact on the portfolio manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities.  Convertible debt securities are subject to the credit risks and interest rate risks described below in "Debt Securities."

      The value of a convertible security is a function of its "investment value" and its "conversion value."  If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the security will behave more like an equity security.  In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.
      To determine whether convertible securities should be regarded as
"equity equivalents," the portfolio managers typically examine the following factors:
(1)   whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
         (considering the effect of conversion of the convertible
         securities), and
(3)   the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any
         appreciation in the price of the issuer's common stock.

         |_|  Rights and Warrants (All Equity Portfolios). Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  A
Portfolio may invest up to 5% of its total assets in warrants or rights.
That 5% limitation does not apply to warrants a Portfolio has acquired as part of units with other securities or that are attached to other securities.  No more than 2% of a Portfolio's total assets may be invested in warrants that are not listed on either The New York Stock Exchange (the
"Exchange") or The American Stock Exchange.

      |X|  Foreign Securities (All Equity Portfolios).  Each Equity Portfolio
can invest in foreign securities, consistent with any limitations a Portfolio may have on foreign investing set forth in its Prospectus or this Statement of Additional Information.  These may include debt and equity securities issued by companies or governmental issuers in developed countries or emerging market countries.  Growth Portfolio and Total Return Portfolio have non-fundamental policies, described in "Investment Restrictions," below, that limit the percentage of their assets that can be invested in foreign securities.

      The Portfolios can invest in obligations of foreign branches of U.S.
banks and U.S. branches of foreign banks.  These investments are subject to some of the risks of foreign securities and do not offer the protection of
Federal Deposit Insurance Corporation insurance.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers.  They include the opportunity to invest in foreign issuers that appear to offer growth or income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock or bond markets that do not move in a manner parallel to U.S. markets.  In buying foreign securities, a Portfolio may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to use currency for speculative purposes or to hold it as an investment.
Notwithstanding the foregoing, Oppenheimer International Growth Fund/VA may invest up to 10% of its net assets in the euro for investment purposes.

      With respect to each of the Portfolios except Oppenheimer International
Growth Fund/VA, securities of foreign issuers that are represented by
American Depository Receipts (ADRs), or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered
"foreign securities" for the purposes of a Portfolio's investment allocations.  That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Portfolios can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S.
dollar could result in a change in the amount of income a Portfolio has available for distribution.  Because a portion of the Portfolio's investment income may be received in foreign currencies, the Portfolio will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore will absorb the cost of currency fluctuations.  After the Portfolio has distributed income, subsequent foreign currency losses may result in the
Portfolios having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

         |_|  Risks of Foreign Investing.  Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency rates, currency devaluation or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the
         U.S.;
o     less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         |_|  Special Risks of Emerging Markets.  Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe,
Canada, Australia, New Zealand and Japan.  There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays.  They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments.  Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.  The portfolio managers will consider these factors when evaluating securities in these markets, and the Portfolios currently do not expect to invest a substantial portion of their assets in emerging markets.

      |X| Passive Foreign Investment Companies.  Oppenheimer International
Growth Fund/VA may purchase the securities of certain foreign investment corporations called passive foreign investment companies ("PFICs"). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, this portfolio also may be a PFIC.

      The Portfolio is subject to certain percentage limitations under the
Investment Company Act of 1940 (the "Investment Company Act") relating to the purchase of securities of investment companies, and, consequently, the
Portfolio may have to subject any of its investment in other investment companies, including PFICs, to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities. In addition to bearing their proportionate share of a portfolio's expenses
(management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

      |X|  Debt Securities.  The Portfolios can invest in debt securities to seek their objectives. Foreign debt securities are subject to the risks of foreign securities described above.  In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

         |_|  Credit Risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      The portfolios can buy rated and unrated debt securities.  In making investments in debt securities, the portfolio managers may rely to some extent on the ratings of rating organizations or it may use their own research to evaluate a security's credit-worthiness.  If a Portfolio buys unrated debt securities, to consider them part of the Portfolio's holdings of investment-grade securities, they must be judged by the Manager to be of a quality comparable to securities rated as investment grade by a rating organization.

      U.S. government securities, although unrated, are generally considered to be equivalent to securities in the highest rating categories.
Investment-grade securities are securities that are rated at least "Baa" by
Moody's Investors Service, Inc. ("Moody's") or at least "BBB" by Standard &
Poor's Ratings Service ("Standard & Poor's") or that have comparable ratings by another nationally-recognized rating organization.  The Portfolios other than Government Securities Portfolio can also buy non-investment-grade debt securities (commonly referred to as "junk bonds").

         |_|  Interest Rate Risk.  Interest rate risk refers to the
fluctuations in value of debt securities resulting from the inverse relationship between price and yield.  For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value.  In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

      Fluctuations in the market value of debt securities after a Portfolio buys them will not affect the interest income payable on those securities
(unless the security pays interest at a variable rate pegged to interest rate changes).  However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Portfolio's net asset values will be affected by those fluctuations.

      |_| Lower-Grade Securities (All Equity Portfolios). Because lower-grade securities tend to offer higher yields than investment-grade securities, a
Portfolio might invest in lower-grade securities to seek higher income.

      "Lower-grade" debt securities are those rated below "investment grade,"
which means they have a rating lower than "Baa" by Moody's or lower than
"BBB" by Standard & Poor's or similar ratings by other rating organizations.
If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Portfolio's holdings of lower-grade securities.

      Some of the special credit risks of lower-grade securities are discussed below.  There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities.  The issuer's low creditworthiness may increase the potential for its insolvency.  An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn.  An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.  In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed above.

      To the extent they can be converted into stock, convertible securities may be less subject to some of the risks of volatility than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's are investment grade and are not regarded as junk bonds, those securities may be subject to special risks and have some speculative characteristics.
Definitions of the debt security ratings categories of Moody's, Standard &
Poor's, and Fitch, Inc. are included in Appendix A to this Statement of
Additional Information.

         |_|  Mortgage-Related Securities (Government Securities Portfolio
and Total Return Portfolio).  Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government, discussed below under "U.S.
Government Securities," have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates.  Some mortgage-related securities pay interest at rates that move inversely to changes in general interest rates, based on a multiple of a specific index.
Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid.  Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages.  Therefore, it is not possible to predict accurately the security's yield.  The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security.  Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security.  In turn, this can affect the value of a
Portfolio's shares.  If a mortgage-related security has been purchased at a premium, all or part of the premium the Portfolio paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages.  In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Portfolio may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates.  Slower prepayments effectively may lengthen a mortgage-related security's expected maturity.  Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates.  If the prepayments on a Portfolio's mortgage-related securities were to decrease broadly, the sensitivity of the Portfolio's share price to interest rate changes would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them.
Their values may also be affected by changes in government regulations and tax policies.

            o  Collateralized Mortgage Obligations.  Collateralized mortgage obligations or "CMOs," are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates.  They may be collateralized by:
(1)   pass-through certificates issued or guaranteed by Government National
         Mortgage Association (Ginnie Mae), Federal National Mortgage
         Association (Fannie Mae), or Federal Home Loan Mortgage Corporation
         (Freddie Mac),
(2)   unsecuritized mortgage loans insured by the Federal Housing
         Administration or guaranteed by the Department of Veterans' Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of the securities mentioned above.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index.
These are floating rate CMOs, and typically have a cap on the coupon rate.
Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index.  The coupon rate on these CMOs will increase as general interest rates decrease.  These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change.  In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO will be reduced.  Additionally, a Portfolio might have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Portfolio's income.

      When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These are the prepayment risks described above and can make the prices of CMOs very volatile when interest rates change.  The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities.  That volatility will affect the Portfolio's share prices.

            o  Mortgage-Related U.S. Government Securities.  These include interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations  and other "pass-through" mortgage securities.  CMOs that are U.S. government securities have collateral to secure payment of interest and principal.  They may be issued in different series with different interest rates and maturities.  The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S.
government agency.

            o  Commercial (Privately-Issued) Mortgage Related Securities.
Some mortgage-related securities are issued by private entities.  Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.  They are subject to the credit risk of the issuer.  These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans.
They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans.  They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

            o  "Stripped" Mortgage-Related Securities.  These are
mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities.  Each has a specified percentage of the underlying security's principal or interest payments.  They are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal.  However, they may be completely stripped.  In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O."  Strips can be created for pass through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages.  If the underlying mortgages experience greater than anticipated prepayments of principal, a Portfolio might not fully recoup its investment in an I/O based on those assets.  If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

         |_|  U.S. Government Securities (All Portfolios). These are
securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as
"instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Company can invest may or may not be guaranteed or supported by the "full faith and credit" of the United States.
"Full faith and credit" means generally that the taxing power of the U.S.
government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment.  The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

            o  U.S. Treasury Obligations.  These include Treasury bills
(which have maturities of one year or less when issued), Treasury notes
(which have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal.  Other U.S. Treasury obligations the Portfolios can buy include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities
("TIPS").

            o  Obligations of U.S. Government Agencies or Instrumentalities.
These include direct obligations and mortgage-related securities that have different levels of credit support from the government.  Some are supported by the full faith and credit of the U.S. government, such as Government
National Mortgage Association pass-through mortgage certificates (called
"Ginnie Maes").  Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National
Mortgage Association ("Fannie Mae") obligations, Federal Home Loan Mortgage
Corporation ("Freddie Mac") obligations and Federal Home Loan Bank
Obligations.

      |X|  Money Market Instruments (All Portfolios).  The following is a brief description of the types of the money market securities the Portfolios can invest in.  Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities.  They may have fixed, variable or floating interest rates.
         |_| U.S. Government Securities.  These include obligations issued or guaranteed by the U.S. government or any of its agencies or
instrumentalities, described above.

         |_| Bank Obligations.  "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. The Portfolios can buy time deposits, certificates of deposit and bankers' acceptances.  They must be:
               o obligations issued or guaranteed by a domestic bank
                 (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or
o     obligations of a foreign bank with total assets of at least U.S. $1 billion.

         |_|  Commercial Paper.  The Portfolios can invest in commercial paper if it is rated within the top three rating categories of Standard &
Poor's and Moody's or other rating organizations.  If the paper is not rated, it may be purchased if the Manager determines that it is comparable to rated commercial paper in the top three rating categories of national rating organizations.

      The Portfolios can buy commercial paper, including U.S.
dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Portfolios.

         |_| Variable Amount Master Demand Notes.  Master demand notes are corporate obligations that permit the investment of fluctuating amounts at varying rates of interest under direct arrangements between a Portfolio, as lender, and the borrower.  They permit daily changes in the amounts borrowed.  The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may prepay up to the full amount of the note without penalty.  These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them.  There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time.  Accordingly, a Portfolio's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Portfolios have no limitations on the type of issuer from whom these notes will be purchased.  However, in connection with such purchases and on an ongoing basis, the portfolio manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.  Investments in master demand notes are subject to the limitation on investments by the Portfolios in illiquid securities.  Currently, the Portfolios do not intend that their investments in variable amount master demand notes will exceed 5% of a
Portfolio's total assets.
Other Investment Techniques and Strategies.  In seeking their respective objectives, each Portfolio may from time to time use the types of investment strategies and investments described below.  A Portfolio is not required to use all of these strategies at all times, and at times may not use them.

Investment in Other Investment Companies.  The Portfolios can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.  For example, the Portfolios can invest in Exchange-Traded
Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Portfolios might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the
Exchange-Traded Funds' portfolio, at times when the Portfolio may not be able to buy those portfolio securities directly.

   Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.
The Portfolios do not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the Portfolios would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The Portfolios do not anticipate investing a substantial amount of its net assets in shares of other investment companies.

      |X|  Forward Rolls (Total Return Portfolio and Government Securities
Portfolio). In a "forward roll" transaction with respect to mortgage-related securities, a Portfolio sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price.  The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.  Proceeds from the sale are invested in short-term instruments, such as repurchase agreements.  The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Portfolio in excess of the yield on the securities that have been sold.

      A Portfolio will only enter into "covered" rolls.  To assure its future payment of the purchase price, the Portfolio will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks.  During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities that have been sold.  It is possible that the market value of the securities the Portfolio sells might decline below the price at which the Portfolio is obligated to repurchase securities.

      |X|  Asset-Backed Securities (Government Securities Portfolio and Total
Return Portfolio). Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans.  They are issued by trusts or special-purpose corporations.  They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers.  The income from the pool is passed through to the holders of participation interest in the pools.  The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted.  The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers.  As a purchaser of an asset-backed security, a
Portfolio would generally have no recourse to the entity that originated the loans in the event of default by a borrower.  The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above.

      |X|  Zero-Coupon Securities (All Portfolios).  The Portfolios can buy
zero-coupon and delayed-interest securities, and "stripped" securities.
Stripped securities are debt securities whose interest coupons are separated from the security and sold separately.  They can include, among others, foreign debt securities and U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches.  Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      A Portfolio's investment in zero-coupon securities may cause the
Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, the Portfolio might have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

      |X|  "When-Issued" and "Delayed-Delivery" Transactions (All
Portfolios).  The Portfolios can invest in securities on a "when-issued"
basis and can purchase or sell securities on a "delayed-delivery" basis.
When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When these transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date.  The securities are subject to change in value from market fluctuations during the period until settlement.  The value at delivery may be less than the purchase price.  For example, changes in interest rates in a direction other than that expected by the portfolio manager of a Portfolio before settlement will affect the value of such securities and may cause a loss to the Portfolio.
During the period between purchase and settlement, no payment is made by the
Portfolio to the issuer and no interest accrues to the Portfolio from the investment until it receives the security at settlement.

      A Portfolio might engage in when-issued transactions to secure what the portfolio manager considers to be an advantageous price and yield at the time the obligation is entered into.  When a Portfolio enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction.  Its failure to do so may cause the Portfolio to lose the opportunity to obtain the security at a price and yield the portfolio manager considers to be advantageous.

      When a Portfolio engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage.  Although a Portfolio enters into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement.  If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Portfolio's net asset value.  In a sale transaction, it records the proceeds to be received.  The Portfolio will identify on its books liquid assets at least equal in value to the value of the Portfolio's purchase commitments until it pays for the investment.  Growth Portfolio,
Oppenheimer International Growth Fund/VA and Total Return Portfolio
anticipate that a Portfolio's commitment to purchase forward commitments will not exceed 33% of that Portfolio's total assets under normal market conditions.  Government Securities Portfolio can invest in when-issued securities and forward commitments without limitation.  Under normal market conditions, Government Securities Portfolio expects to invest as much as
50% of its total assets in when-issued securities.

      When-issued and delayed-delivery transactions can be used by a
Portfolio as a defensive technique to hedge against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, a
Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X| Repurchase Agreements (All Portfolios).  A Portfolio can acquire securities subject to repurchase agreements.  It might do so for liquidity purposes to meet anticipated redemptions of shares, or pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes.

      In a repurchase transaction, a Portfolio buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date.  The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  Approved vendors include
U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities.  They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase.  Repurchase agreements having a maturity beyond seven days are subject to a Portfolio's limits on holding illiquid investments.  A Portfolio will not enter into a repurchase agreement that causes more than 15% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.  There is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act, are collateralized by the underlying security.  The Portfolios'
repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation.  However, if the vendor fails to pay the resale price on the delivery date, a Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.  The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), the Portfolios, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X|  Illiquid and Restricted Securities (All Portfolios).  Under the
policies and procedures established by the Board of Directors, the Manager determines the liquidity of certain of a Portfolio's investments.  To enable a Portfolio to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Portfolio may have to cause those securities to be registered.  The expenses of registering restricted securities may be negotiated by the Portfolio with the issuer at the time the
Portfolio buys the securities.  When the Portfolio must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it.  The Portfolio would bear the risks of any downward price fluctuation during that period.

      The Portfolios may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions may make it more difficult to value them, and might limit a Portfolio's ability to dispose of the securities and might lower the amount the Portfolio could realize upon the sale.

      Each Portfolio has limitations that apply to purchases of restricted securities, as stated in its Prospectus.  Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of
1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines.  Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, a Portfolio's holdings of that security may be considered to be illiquid.  Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      |X| Municipal Securities (Total Return Portfolio).  These are debt obligations issued by the governments of states and their agencies, instrumentalities and authorities, as well as their political subdivisions
(cities towns and counties, for example), that are used to finance a variety of public and private purposes.  Those purposes include financing state or local governments and financing specific public projects and facilities.  The
Portfolio can invest in them because the portfolio managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

      |X| Floating Rate and Variable Rate Obligations (All Portfolios).  The
interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S.
Treasury Bill rate, or some other standard.  The instrument's rate is adjusted automatically each time the base rate is adjusted.  The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.  The portfolio manager of a Portfolio may determine that an unrated floating rate or variable rate obligation meets the
Portfolio's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice.  The tender may be at par value plus accrued interest, according to the terms of the obligations.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest.  Generally the issuer must provide a specified number of days' notice to the holder.

      Step-coupon bonds have a coupon interest rate that changes periodically during the life of the security on predetermined dates that are set when the security is issued.

      |X| "Structured" Notes (Government Securities Portfolio and Total
Return Portfolio).  "Structured" notes are specially-designed derivative debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity.
The terms of the instrument may be "structured" by the purchaser (the
Portfolio) and the borrower issuing the note.

      The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index.  They are subject to both credit and interest rate risks and therefore a Portfolio could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated.  Their values may be very volatile and they may have a limited trading market, making it difficult for a Portfolio to sell its investment at an acceptable price.

      |X| Inverse Floaters (Government Securities Portfolio and Total Return
Portfolio).  "Inverse floaters" are debt obligations on which the interest rates typically fall as market rates increase and increase as market rates fall.  Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater.  As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change.

      To provide investment leverage, an issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond.
The interest rate on one obligation reflects short-term interest rates.  The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument.  The two portions may be recombined to create a fixed-rate bond. A Portfolio might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities.  This provides a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

      Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates.  As long as the yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates.  If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond.  A Portfolio might invest in inverse floaters to seek higher yields than are available from fixed-rate bonds that have comparable maturities and credit ratings.  In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment.  Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for a Portfolio when the Portfolio has invested in inverse floaters that expose the Portfolio to the risk of short-term interest rate fluctuations. "Embedded" caps might be used to hedge a portion of a
Portfolio's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful.  However, the Portfolio bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment.  Certain derivatives, can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates or other factors that affect the value of securities.  However, these techniques could result in losses to a
Portfolio if the portfolio manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's other investments. These techniques can cause losses if the counterparty does not perform its promises.  An additional risk of investing in securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of  securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Loans of Portfolio Securities (All Portfolios).  Besides using repurchase transactions, Oppenheimer International Growth Fund/VA and Total Return
Portfolio can lend its portfolio securities in amounts up to 10% of the
Portfolio's total assets. Oppenheimer International Growth Fund/VA and
Total Return Portfolio currently do not use this strategy, but if they do so they expect to limit such loans to not more than 5% of their total assets. Loans can be made to brokers, dealers and other types of financial institutions approved by the Board of Directors.

      Growth Portfolio and Government Securities Portfolio may lend their portfolio securities pursuant to the Securities Lending Agreement (the
"Securities Lending Agreement") with JP Morgan Chase, subject to the restrictions stated in their Prospectus.  Both Portfolios will lend such portfolio securities to attempt to increase their income.  Under the
Securities Lending Agreement and applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which both
Portfolios are permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay to JP Morgan Chase, as agent, amounts demanded by each Portfolio if the demand meets the terms of the letter.  Such terms of the letter of credit and the issuing bank must be satisfactory to JP Morgan Chase and each Portfolio.  Both Portfolios will receive, pursuant to the Securities Lending Agreement, 80% of all annual net income (i.e., net of rebates to the Borrower) from securities lending transactions.  JP Morgan Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for expenses relating to securities lending.  Both
Portfolios will be responsible, however, for risks associated with the investment of cash collateral, including the risk that the issuer of the security in which the cash collateral has been invested in defaults.  The
Securities Lending Agreement may be terminated by either JP Morgan Chase or Growth Portfolio or Government Securities Portfolio on 30 days' written notice.  The terms of each Portfolio's loans must also meet applicable tests under the Internal Revenue Code and permit each Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

      There are some risks in connection with securities lending.  A
Portfolio might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.  A Portfolio must receive collateral for a loan.  Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities.  It must consist of cash, bank letters of credit or securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Portfolio is permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Portfolio if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Portfolio.

      When it lends securities, a Portfolio receives amounts equal to the dividends or interest on loaned securities.  It also receives one or more of
(a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on any short-term debt securities purchased with such loan collateral.  Either type of interest may be shared with the borrower.  A
Portfolio may also pay reasonable finder's, custodian and administrative fees in connection with these loans.  The terms of these loans must meet applicable tests under the Internal Revenue Code and must permit a Portfolio to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |    Borrowing.  Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person.  Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.  As a matter of fundamental policy, the Portfolios are authorized to borrow up to 33 1/3% of its total assets.  During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies.  The Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the Investment Company Act (i.e., presently 50% of net assets).  Any such borrowing will be made only pursuant to the requirements of the Investment Company Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.  If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.  Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings.  Since substantially all of a
Portfolio's assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio's assets increase or decrease in value than would otherwise be the case.

         The Portfolio has the ability to borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." The Portfolio may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the
Portfolio, as such statute, rules or regulations may be amended or interpreted from time to time.

      The Portfolio will pay interest on these loans, and that interest expense will raise the overall expenses of the Portfolio and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Portfolio's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Portfolio does not contemplate using this technique, but if it does so, it will not likely do so to a substantial degree.

      |X| Hedging (All Portfolios).  Although the Portfolios can use certain hedging instruments and techniques, they are not obligated to use them in seeking their objectives.  A Portfolio's strategy of hedging with futures and options on futures will be incidental to the Portfolio's activities in the underlying cash market.  The particular hedging instruments each Portfolio can use are described below.

|_|   Put and Call Options.  The Portfolios can buy and sell certain kinds of put options ("puts") and call options ("calls").  The Portfolios can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, commodities options, and options on the other types of futures described above.  The Portfolios can buy and sell exchange-traded currency options and the Oppenheimer International Growth
Fund/VA may also buy and sell currency options over-the-counter.

|_|   Writing Covered Call Options. (All Portfolios).  The Portfolios can
write (that is, sell) covered calls.  If a Portfolio sells a call option, it must be covered.  That means the Portfolio must own the security subject to the call while the call is outstanding, or, for certain calls on indices and currencies, the call may be covered by segregating liquid assets to enable that Portfolio to satisfy its obligations if the call is exercised.  Up to
20% of each Portfolio's total assets may be subject to calls the Portfolio writes.

      When a Portfolio writes a call on a security, it receives cash (a premium).  That Portfolio agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period.  The call period is usually not more than nine months.  The exercise price may differ from the market price of the underlying security.  The
Portfolio shares the risk of loss that the price of the underlying security may decline during the call period.  That risk may be offset to some extent by the premium the Portfolio receives.  If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Portfolio would keep the cash premium and the investment.

      When a Portfolio writes a call on an index, it receives cash (a premium).  If the buyer of the call exercises it, the Portfolio will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Portfolio would keep the cash premium.

      The Portfolios' custodian bank, or a securities depository acting for the Custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which a Portfolio has written calls traded on exchanges or as to other acceptable escrow securities.  In that way, no margin will be required for such transactions.  OCC will release the securities on the expiration of the option or when the Portfolios enter into a closing transaction.

      When the Company writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Company will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Company writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any
OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction."  The
Portfolio will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Portfolio wrote is more or less than the price of the call the
Portfolio purchases to close out the transaction.  The Portfolio may realize a profit if the call expires unexercised, because the Portfolio will retain the underlying security and the premium it received when it wrote the call.
Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls.  If a Portfolio cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Portfolios may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract.
The Portfolios may use call options on futures contracts solely for bona fide hedging purposes.  To do so, at the time the call is written, the Portfolios must cover the call by segregating on its books an equivalent dollar amount of liquid assets.  A Portfolio will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future.  Because of this segregation requirement, in no circumstances would a
Portfolio's receipt of an exercise notice as to that future require the
Portfolios to deliver a futures contract.  It would simply put the Portfolio in a short futures position, which is permitted by the Portfolios' hedging policies.

            |_|  Writing Put Options.  (All Portfolios)  The Portfolios can
also sell put options on futures.  A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.  The
Portfolios will not write puts, if as a result, more than 50% of the
Portfolios net assets would be required to be identified on its books to cover such options.

      If a Portfolio writes a put, the put must be covered by identifying liquid assets on its books.  The premium the Portfolio receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the
Portfolio also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

      If a put a Portfolio has written expires unexercised, the Portfolio realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time.  In that case, the Portfolio may incur a loss if it sells the underlying investment.
That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Portfolio incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security a Portfolio will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities.  The Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as a Portfolio's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold.  That notice will require the Portfolio to take delivery of the underlying security and pay the exercise price.  The Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  That obligation terminates upon expiration of the put.  It may also terminate if, before it receives an exercise notice, the Portfolio effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Portfolio has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      A Portfolio may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put.  Effecting a closing purchase transaction will also permit the Portfolio to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Portfolio will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.  Any profits from writing puts are considered short-term capital gains for federal tax purposes.

      |_|  Purchasing Calls and Puts. (All Portfolios)  The Portfolios can
purchase calls to protect against the possibility that its investment portfolio will not participate in an anticipated rise in the securities market.  When a Portfolio buys a call (other than in a closing purchase transaction), it pays a premium.  The Portfolio then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

      The Portfolio benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Portfolio exercises the call.  If the Portfolio does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case, the Portfolio will have paid the premium but lost the right to purchase the underlying investment.

      When a Portfolio purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on securities or futures a Portfolio owns enables the
Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date.  In that case the Portfolio will have paid the premium but lost the right to sell the underlying investment.  However, the Portfolio may sell the put prior to its expiration.  That sale may or may not be at a profit.

      A Portfolio can buy puts whether or not it holds the underlying investment in its Portfolio.  Buying a put on an investment a Portfolio does not own (such as an index or future) permits the Portfolio either to resell the put or to buy the underlying investment and sell it at the exercise price.  The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When a Portfolio purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Portfolio.  Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      A Portfolio may buy a call or put only if, after the purchase, the value of all call and put options held by the Portfolio will not exceed 5% of the Portfolio's total assets.

            |_|  Buying and Selling Options on Foreign Currencies.  All
Portfolios can sell exchange-traded call options on foreign currencies.
Government Securities Portfolio and Oppenheimer International Growth Fund/VA
can also buy exchange-traded calls on foreign currencies.  Oppenheimer
International Growth Fund/VA can buy call options on currencies in the OTC markets.  A Portfolio could use these calls to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Portfolio wants to acquire.

      If a portfolio manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls on that foreign currency.  If the portfolio manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls on that foreign currency.  However, the currency rates could fluctuate in a direction adverse to the Portfolios' position.
The Portfolio will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call written on a foreign currency is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      A Portfolio could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option.  That decline might be one that occurs due to an expected adverse change in the exchange rate.  This is known as a
"cross-hedging" strategy.  In those circumstances, the Portfolio covers the option by identifying liquid assets on its books in an amount equal to the exercise price of the option.

         |_|  Futures.  The Portfolios have different policies and
limitations on the purchase and sale of futures contracts:
o     Each Portfolio can buy and sell future contracts on stock indices.
o     Each Portfolio can buy and sell futures contracts on individual stocks
               ("single stock futures").
o     Total Return Portfolio, Oppenheimer International Growth Fund/VA and
               Government Securities Portfolio may buy and sell interest rate futures contracts.
o     Each portfolio that can invest in securities denominated in foreign currency can purchase and sell futures on foreign currencies.
o     Total Return Portfolio, Oppenheimer International Growth Fund/VA and
               Government Securities Portfolio can buy and sell futures
               contracts related to financial indices.

      A broadly-based stock index is used as the basis for trading stock index futures.  In some cases, these futures may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks.  A stock index cannot be purchased or sold directly.  Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index.  These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction.
There is no delivery made of the underlying securities to settle the futures obligation.  Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction.  Either party could also enter into an offsetting contract to close out the position.

      Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction.  Either party could also enter into an offsetting contract to close out the position.  Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      No money is paid or received by a Portfolio on the purchase or sale of a future.  Upon entering into a futures transaction, the Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker").  Initial margin payments will be deposited with the Portfolio's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on that Portfolio's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, a Portfolio may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to that Portfolio.  Any loss or gain on the future is then realized by that Portfolio for tax purposes.  All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

         |_|  Forward Contracts (All Equity Portfolios).  Forward contracts are foreign currency exchange contracts.  They are used to buy or sell foreign currency for future delivery at a fixed price. A Portfolio can use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Portfolio has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency.  A Portfolio may also use "cross-hedging" where the
Portfolio hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date.  That date may be any fixed number of days from the date of the contract agreed upon by the parties.  The transaction price is set at the time the contract is entered into.  These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      A Portfolio may use forward contracts to protect against uncertainty in the level of future exchange rates.  The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance.  Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Portfolio might desire to
"lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments.  To do so, the Portfolio could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.  This is called a "transaction hedge."  The transaction hedge will protect the Portfolio against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      A Portfolio could also use forward contracts to lock in the U.S. dollar value of portfolio positions.  This is called a "position hedge."  When a portfolio manager believes that foreign currency might suffer a substantial decline against the U.S. dollar, the Portfolio could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in that foreign currency.  When a portfolio manager believes that the U.S. dollar might suffer a substantial decline against a foreign currency, the Portfolio could enter into a forward contract to buy that foreign currency for a fixed dollar amount.  Alternatively, a Portfolio could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the portfolio manager believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which securities of the Portfolio are denominated. That is referred to as a "cross hedge."

      A Portfolio will cover its short positions in these cases by identifying on its books liquid assets having a value equal to the aggregate amount of the Portfolio's commitment under forward contracts. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, a
Portfolio may maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.  The cover must be at least equal at all times to the amount of that excess.  As one alternative, the Portfolio may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price.
As another alternative, the Portfolio may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.  In some cases the portfolio manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation.  If the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, the Portfolio might have to purchase additional foreign currency on the
"spot" (that is, cash) market to settle the security trade.  If the market value of the security instead exceeds the amount of foreign currency the
Portfolio is obligated to deliver to settle the trade, the Portfolio might have to sell on the spot market some of the foreign currency received upon the sale of the security.  There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and to pay additional transactions costs.
The use of forward contracts in this manner might reduce a Portfolio's performance if there are unanticipated changes in currency prices to a greater degree than if the Portfolio had not entered into such contracts.

      At or before the maturity of a forward contract requiring a Portfolio to sell a currency, the Portfolio might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative it might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract.  Under that contract the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, the Portfolio might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance.  The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.  Because these contracts are not traded on an exchange, the
Company must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although each Portfolio values its assets daily in terms of U.S.
dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  A Portfolio may convert foreign currency from time to time, and will incur costs in doing so.  Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer might offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange if the
Portfolio desires to resell that currency to the dealer.

         |_|  Interest Rate Swap Transactions (Government Securities
Portfolio).  In an interest rate swap, a Portfolio and another party exchange their right to receive or their obligation to pay interest on a security.
For example, they might swap the right to receive floating rate payments for fixed rate payments.  A Portfolio can enter into swaps only on securities that it owns and will not enter into swaps with respect to more than 25% of its total assets. Also, a Portfolio will identify on its books liquid assets
(such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by a Portfolio under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default.  If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual interest payments that the
Portfolio has not yet received.  The Manager will monitor the creditworthiness of counterparties to a Portfolio's interest rate swap transactions on an ongoing basis.

      A Portfolio can enter into swap transactions with certain
counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Portfolio and that counterparty shall be regarded as parts of an integral agreement.  If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate all of the swaps with that party.  Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

|X|   Credit Derivatives (Total Return Portfolio). The Portfolio may buy and
sell credit protection by entering into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note to protect against the risk that a security will default.  The Portfolio may buy and sell credit protection using credit default swaps on a single security, or on a basket of securities. The Portfolio pays a fee to enter into the swap and receives a fixed payment during the life of the swap.

      The Portfolio would buy credit protection to decrease credit exposure to specific high yield issuers. If the Portfolio buys credit protection for a corporate issue, the Portfolio must own that corporate issue. However, if the
Portfolio buys credit protection for sovereign debt, the Portfolio may own either: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

      If the Portfolio buys credit protection and there is a credit event
(including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Portfolio will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds.  An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      Selling credit protection increases the Portfolio's credit exposure to specific high yield corporate issuers.  The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

      If the Portfolio sells credit protection and there is a credit event the Portfolio will pay the par amount of the bonds and the swap counterparty will deliver the bonds.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      The Portfolio will use no more than 25% of its total assets to buy credit protection.  The Portfolio will limit purchases of credit protection to no more than 10% of its total assets.

      Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Portfolio bought or sold credit protection).

         |_| Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Portfolio's return.
A Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      A Portfolio's option activities could affect its portfolio turnover rate, brokerage commissions and transaction costs.  The exercise of calls written by a Portfolio might cause the Portfolio to sell related portfolio securities, thus increasing its turnover rate.  The exercise by a Portfolio of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Portfolio's control, holding a put might cause that Portfolio to sell the related investments for reasons that would not exist in the absence of the put.

      A Portfolio could pay a brokerage commission each time they buy a call or put, sell a call or put, or buy or sell an underlying investment in connection with the exercise of a call or put.  Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by a Portfolio is exercised on an investment that has increased in value, that Portfolio will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.  A
Portfolio might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Portfolio's investment securities.  The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Portfolio's securities.  For example, it is possible that while the Portfolio has used hedging instruments in a short hedge, the market might advance and the value of the securities held by the Portfolio might decline.  If that occurred, the
Portfolio would lose money on the hedging instruments and also experience a decline in the value of its investment securities.  However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of a
Portfolio's investments diverges from the securities included in the applicable index.  To compensate for the imperfect correlation of movements in the price of the investments being hedged and movements in the price of the hedging instruments, a Portfolio might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      A Portfolio can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities.  It is possible that when the
Portfolio does so the market might decline.  If the Portfolio then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Portfolio will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

         |_| Regulatory Aspects of Hedging Instruments.  The Commodities
Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the
Portfolio claims an exclusion from regulation as a commodity pool operator.
The Portfolio has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Portfolio may use
futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Portfolio's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Portfolio's Prospectus or this Statement of Additional Information.

      Transactions in options by the Portfolios are subject to limitations established by the option exchanges.  The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert.  Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the
Portfolio (or an adviser that is an affiliate of the Portfolio's investment advisor).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when a Portfolio purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

         |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Portfolios may invest are treated as
"Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60%
long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss.  In addition, Section 1256 contracts held by the Portfolios at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. An election can be made by the
Portfolios to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Portfolios enter into may result in
"straddles" for Federal income tax purposes.  The straddle rules may affect the character and timing of gains (or losses) recognized by a Portfolio on straddle positions.  Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)   gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pay such liabilities, and
(2)   gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of a Portfolio's investment income available for distribution to its shareholders.

      |X|  Temporary Defensive and Interim Investments.  When market
conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Portfolios can invest in a variety of debt securities for defensive purposes.  The Portfolios can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of
Portfolio shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities.  The Portfolios can buy:
|_|   obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,
|_|   commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,
|_|   short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's or at least BBB by Standard &
          Poor's, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,
|_|   certificates of deposit and bankers' acceptances of domestic and foreign banks  having total assets in excess of U.S. $1 billion,
          and
|_|   repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

      |X| Portfolio Turnover.  "Portfolio turnover" describes the rate at which each Portfolio traded its portfolio securities during its previous fiscal year.  For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%.  Each Portfolio's portfolio turnover rate will fluctuate from year to year, and the Portfolios can have a portfolio turnover rate of 100% or more.  Over the two most recently completed fiscal years, the portfolio turnover rate for Total Return
Portfolio has decreased significantly while the portfolio turnover rate for
Government Securities Portfolio has increased significantly.  These significant variations were caused by a change in the method used by the
Manager to calculate portfolio turnover.  Specifically, the Manager now excludes To-Be-Announced (TBA) mortgage-related securities from the
Portfolios' turnover ratios.

      Increased portfolio turnover creates higher brokerage and transaction costs for the Portfolios, which may reduce its overall performance.
Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Portfolios will normally distribute all of its capital gains realized each year, to avoid excise taxes under the
Internal Revenue Code.

Investment Restrictions

      |X|  What Are "Fundamental Policies?" Fundamental policies are those policies that each Portfolio has adopted to govern its investments that can be changed only by the vote of a "majority" of the Portfolio's outstanding voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
      |_|  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      |_|  more than 50% of the outstanding shares.

      The Portfolios' investment objectives are not fundamental policies, but will not be changed by the Board of Directors without advance notice to shareholders. Other policies described in the Prospectus or this Statement of
Additional Information are "fundamental" only if they are identified as such.  The Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this
Statement of Additional Information, as appropriate. The Portfolios' most significant investment policies are described in the Prospectus.

      |X| Do the Portfolios Have Additional Fundamental Policies?  The
following investment restrictions are fundamental policies of Total Return
Portfolio, Growth Portfolio, Government Securities Portfolio and Oppenheimer
International Growth Fund/VA.

|_|   A Portfolio cannot invest in "senior securities", except to the extent permitted under the Investment Company Act, the rules or
          regulations thereunder or any exemption therefrom that is
          applicable to the Company, as such statute, rules or regulations may be amended or interpreted from time to time.
|_|   Total Return Portfolio and Growth Portfolio cannot concentrate investments.  That means these portfolios cannot invest 25% or more of their total assets in companies in any one industry.  That limit does not apply to securities issued or guaranteed by the U.S.
          government or its agencies and instrumentalities or securities issued by investment companies.
|_|   A Portfolio cannot invest in physical commodities or commodities contracts.  However, a Portfolio can invest in hedging instruments permitted by any of its other investment policies, and can buy or sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities, commodity contracts or currencies.
|_|   A Portfolio cannot invest in real estate or in interests in real estate.  However, a Portfolio can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts) if permitted by its other investment policies.
|_|   A Portfolio may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Company, as such statute, rules or regulations may be amended or interpreted from time to time.
|_|   A Portfolio cannot make loans, except to the extent permitted under the
          Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Portfolio, as such statute, rules or regulations may be amended or interpreted from time to time.
|_|   Total Return Portfolio, Growth Portfolio and Oppenheimer International
          Growth Fund/VA cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities.  This limitation applies to 75% of the Portfolio's total assets.  The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
|_|   A Portfolio cannot underwrite securities of other issuers. A permitted exception is if the Portfolio is deemed to be an underwriter under the 1933 Act in selling its investment securities.

Do the Portfolios Have Other Restrictions that are Not Fundamental Policies?

      The Portfolios have an additional restriction on their investment policies that is not fundamental, which means that it can be changed by the
Board of Directors, without obtaining approval from the Portfolio's outstanding voting securities.

|_|   Total Return Portfolio and Growth Portfolio cannot invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value, would be invested in those securities. However, a Portfolio can invest up to 25% of its total assets in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including
          Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the Exchange.

Disclosure of Portfolio Holdings.  The Portfolios have adopted policies and procedures concerning the dissemination by employees, officers and/or directors of the Investment Advisor, Distributor, and Transfer Agent of
information about the portfolio securities holdings of the Portfolios.  These policies are designed to assure that dissemination of non-public information about portfolio securities is distributed for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Portfolio's investment program or enable third parties to use that information in a manner that is harmful to a Portfolio.

Until publicly disclosed, a Portfolio's holdings are proprietary, confidential business information. While recognizing the importance of providing Portfolio shareholders with information about their Portfolio's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, such need for transparency must be balanced against the risk that third parties who gain access to a Portfolio's holdings information could attempt to use that information to trade ahead of or against the Portfolio, which could negatively affect the prices the Portfolio is able to obtain in portfolio transactions or the availability of the portfolio securities that portfolio managers are trading in on a Portfolio's behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Portfolio or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of a
Portfolio's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and their subsidiaries pursuant to agreements approved by the Portfolio's Board shall not be deemed to be "compensation" or "consideration" for these purposes.  It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Portfolio.

A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than
15 days after month-end.  The top 10 or more holdings also shall be posted on the OppenheimerFunds' website at www.oppenheimerfunds.com in the "Fund
Profiles" section.  Other general information about a Portfolio's investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

Except under special limited circumstances discussed below, month-end lists of a Portfolio's complete portfolio holdings may be disclosed no sooner than
30-days after the relevant month-end, subject to the procedures below. If they have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of
      Portfolio's holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's
      Portfolio and Legal departments must approve the completed request for release of Portfolio's holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep confidential information that is not publicly available regarding a
      Portfolio's holdings and agreeing not to trade directly or indirectly based on the information.

An exception may be made to provide portfolio holdings information on a more current basis to insurance company sponsors that have signed a Participation
Agreement with, and offer series of, Oppenheimer Variable Account Funds or
Panorama Series Fund, Inc. to their separate account contract holders, if such insurance companies require such portfolio holdings information for inclusion in reports to their contract holders, and have contractually undertaken to keep such information confidential. Additionally, such information may be made available to new insurance company sponsors that first sign a confidentiality agreement in connection with evaluating offering such funds under their separate accounts.

Complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or
(2) is subject to fiduciary obligations, as a member of the Companies' Board, or as an employee, officer and/or director of the Manager, Distributor, or
Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Portfolio's Manager, Distributor and Transfer Agent
     who need to have access to such information (as determined by senior officers of such entity),
o     The Portfolio's certified public accountants and auditors,
o     Members of the Portfolio's Board and the Board's legal counsel,
o     The Portfolio's custodian bank,
o     A proxy voting service designated by the Portfolios and their Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Insurance companies having separate accounts invested in Oppenheimer
     Variable Account Funds or Panorama Series Fund, Inc. (to prepare their financial statements or analysis),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations, because securities are not priced by the Portfolio's regular pricing services).

Portfolio holdings information of a Portfolio may be provided, under limited circumstances, to brokers and dealers or others with whom the Portfolio trades and/or entities that provide investment coverage and/or analytical information regarding the portfolio, provided that there is a legitimate investment reason for providing the information to the broker or dealer or other entity.  Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Portfolio.  Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security
Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions
     (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by a Portfolio are not priced by the Portfolio's regular pricing services)
o     Dealers to obtain price quotations where the Portfolio is not identified as the owner

Portfolio holdings information (which may include information on a
Portfolio's entire portfolio or individual securities therein) may be provided by senior officers of the Investment Advisor or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Portfolio may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisors of portfolios (but only pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (if entire portfolio holdings are provided, however, it shall be done only pursuant to a confidentiality agreement),
o     Investment bankers in connection with merger discussions (but only pursuant to confidentiality agreements)

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Portfolio shares or their financial intermediary representatives.

The Portfolio's shareholders may, under unusual circumstances (such as a lack of liquidity in the portfolio to meet redemptions), receive redemption proceeds of their Portfolio shares paid as pro rata shares of securities held in the Portfolio.  In such circumstances, disclosure of the Portfolio's holdings may be made to such shareholders.

The Chief Compliance Officer (the "CCO") of the Portfolio and the Investment
Manager, Distributor, and Transfer Agent shall oversee the compliance by the
Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Companies'
Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Portfolio has been made during the preceding year pursuant to these policies. The CCO shall report to the Companies' Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Companies and to the Boards as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Portfolio have entered into ongoing arrangements to make available information about the Portfolio's holdings.  One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

A.G. Edwards & Sons            Fortis Securities        Nomura Securities
ABG Securities                 Fox-Pitt, Kelton         Pacific Crest
ABN AMRO                       Friedman, Billing,       Pacific Crest
                               Ramsey                   Securities
Advest                         Fulcrum Global Partners  Pacific Growth Equities
AG Edwards                     Garp Research            Petrie Parkman
American Technology Research   George K Baum & Co.      Pictet
Auerbach Grayson               Goldman                  Piper Jaffray Inc.
Banc of America Securities     Goldman Sachs            Plexus
Barclays                       HSBC                     Prager Sealy & Co.
Baseline                       HSBC Securities Inc      Prudential Securities
Bear Stearns                   ING Barings              Ramirez & Co.
Belle Haven                    ISI Group                Raymond James
Bloomberg                      Janney Montgomery        RBC Capital Markets
BNP Paribas                    Jefferies                RBC Dain Rauscher
BS Financial Services          Jeffries & Co.           Research Direct
Buckingham Research Group      JP Morgan                Robert W. Baird
Caris & Co.                    JP Morgan Securities     Roosevelt & Cross
CIBC World Markets             JPP Eurosecurities       Russell Mellon
Citigroup                      Keefe, Bruyette & Woods  Ryan Beck & Co.
Citigroup Global Markets       Keijser Securities       Sanford C. Bernstein
Collins Stewart                Kempen & Co. USA Inc.    Scotia Capital Markets
Craig-Hallum Capital Group LLC Kepler Equities/Julius   SG Cowen & Co.
                               Baer Sec
Credit Agricole Cheuvreux      KeyBanc Capital Markets  SG Cowen Securities
N.A. Inc.
Credit Suisse First Boston     Leerink Swan             Soleil Securities Group
Daiwa Securities               Legg Mason               Standard & Poor's
Davy                           Lehman                   Stone & Youngberg
Deutsche Bank                  Lehman Brothers          SWS Group
Deutsche Bank Securities       Lipper                   Taylor Rafferty
Dresdner Kleinwort Wasserstein Loop Capital Markets     Think Equity Partners
Emmet & Co                     MainFirst Bank AG        Thomas Weisel Partners
Empirical Research             Makinson Cowell US Ltd   UBS
Enskilda Securities            Maxcor Financial         Wachovia
Essex Capital Markets          Merrill                  Wachovia Corp
Exane BNP Paribas              Merrill Lynch            Wachovia Securities
Factset                        Midwest Research         Wescott Financial
Fidelity Capital Markets       Mizuho Securities        William Blair
Fimat USA Inc.                 Morgan Stanley           Yieldbook
First Albany                   Morningstar
First Albany Corporation       Natexis Bleichroeder
Fixed Income Securities        Ned Davis Research Group

How the Portfolios Are Managed

Organization and History.  Panorama Series Fund, Inc., the investment company of which each Portfolio is a series, was incorporated in Maryland on August
17, 1981.  It is referred to as the "Company" in this Statement of Additional
Information. Prior to May 1, 1996, the Company was named Connecticut Mutual
Financial Services Series Fund I, Inc.

      |  Classes of Shares.  The Directors are authorized, without
shareholder approval, to create new series and classes of shares.  The
Directors may reclassify unissued shares of the Portfolios into additional series or classes of shares.  The Directors also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Portfolios.
Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

      Each Portfolio currently has two classes of shares authorized.  All the
Portfolios offer a class with no name designation referred to as "Non-Service shares" and the Oppenheimer International Growth Fund/VA offers a Service
Share Class.  All classes of a particular portfolio invest in the same investment portfolio.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Portfolio represents an interest in the Portfolio proportionately equal to the interest of each other share of the same class.

      Meetings of Shareholders. Although the Portfolio is not required by
Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters or when required to do so by the Investment
Company Act or other applicable law. The shareholders of the Portfolios of the Company have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation or allowable under Maryland law.

      The Portfolio will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Company receives a written request of the record holders of at least 25% of the outstanding shares of the Company's Portfolios eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Director), the
Directors will call a meeting of shareholders for that specified purpose. The
Company has undertaken that it will then either give the applicants access to the Portfolio's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

Board of Directors and Oversight Committees.  The Company is governed by a
Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee each Portfolio's activities, review its performance, and review the actions of the Manager.

      The Board of Directors has an Audit Committee, a Review Committee and a
Governance Committee. The Audit Committee is comprised solely of Independent
Directors. The members of the Audit Committee are Edward L. Cameron
(Chairman), George C. Bowen, Robert J. Malone and F. William Marshall, Jr.
The Audit Committee held seven meetings during the fiscal year ended December
31, 2004. The Audit Committee furnishes the Board with recommendations regarding the selection of the Portfolio's independent registered public accounting firm. Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the
Portfolio's independent registered public account firm regarding the
Portfolio's internal accounting procedures and controls; (iii) reviewing certain reports from and meeting periodically with the Portfolios' Chief
Compliance Officer (iv) reviewing reports from the Manager's Internal Audit
Department; (v) maintaining a separate line of communication between the
Portfolio's independent registered public accounting firm and its Independent
Directors; and (vi) exercise all other functions outlined in the Audit
Committee Charter, including but not limited to reviewing the independence of the Portfolio's independent registered public accounting firm and the pre-approval of the performance by the Portfolio's independent registered public accounting firm of any non-audit service, including tax service, for the Portfolio and the Manager and certain affiliates of the Manager that are not prohibited by the Sarbanes-Oxley Act.

      The members of the Review Committee are Jon S. Fossel (Chairman),
Robert G. Avis, Sam Freedman, and Beverly Hamilton.  The Review Committee
held six meetings during the fiscal year ended December 31, 2004. Among other functions, the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Portfolio's transfer agent and the
Manager and the services provided to the Portfolio by the transfer agent and the Manager.  The Review Committee also reviews the Portfolio's investment performance and policies and procedures adopted by the Portfolio to comply with Investment Company Act and other applicable law.

      The members of the Governance Committee are Robert Malone (Chairman),
William Armstrong, Beverly Hamilton and F. William Marshall, Jr.  Each member of the Committee is independent, meaning each person is not an "interested person" as defined in the Investment Company Act.  The Governance Committee
was established in August 2004 and held two meetings during the Portfolio's fiscal year ended December 31, 2004.  The Governance Committee is expected to consider general governance matters, including a formal process for shareholders to send communications to the Board and the qualifications of candidates for board positions including consideration of any candidate recommended by shareholders.

      The Governance Committee adopted a charter on April 26, 2005.  Among other functions, the Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the
Governance Committee's consideration by mailing such information to the
Committee in care of the Portfolios. The Committee may consider such persons at such time as it meets to consider possible nominees. The Committee, however, reserves sole discretion to determine which candidates for directors and independent directors it will recommend to the Board and/or shareholders and it may identify candidates other than those submitted by Shareholders.
The Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

      Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.opppenheimerfunds.com under the caption "contact us" or by mail to the Portfolio at the address above.  The
Governance Committee will consider if a different process should be recommended to the Board.

Directors and Officers of the Company.  Except for John V. Murphy, each of the Directors is an "Independent Director" under the Investment Company Act.
Mr. Murphy is an "Interested Director," because he is affiliated with the
Manager by virtue of his positions as an officer and Director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a
Director of the Portfolios with the understanding that in the event he ceases to be the Chief Executive Officer of the Manager, he will resign as a
Director of the Company and the other Board II Funds (defined below) for which he is a Trustee or Director. All of the Directors are also Directors or
Trustees of the following Oppenheimer funds (except for Ms. Hamilton and Mr.
Malone, who are not Trustees of Oppenheimer Senior Floating Rate Fund)
(referred to as the "Board II Funds"):

  ----------------------------------------------------------------------------
                                      Oppenheimer    Principal    Protected
 Oppenheimer Cash Reserves             Trust III
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Oppenheimer Champion Income Fund      Oppenheimer Real Asset Fund
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Oppenheimer Capital Income Fund       Oppenheimer Senior Floating Rate Fund
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Oppenheimer Equity Fund, Inc.         Oppenheimer Strategic Income Fund
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Oppenheimer High Yield Fund           Oppenheimer Variable Account Funds
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Oppenheimer International Bond Fund   Panorama Series Fund, Inc.
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Oppenheimer Integrity Funds
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Oppenheimer  Limited-Term  Government
 Fund
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
                                       Centennial   California   Tax  Exempt
 Oppenheimer Main Street Fund, Inc.    Trust
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Oppenheimer  Main Street  Opportunity
 Fund                                  Centennial Government Trust
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Oppenheimer  Main  Street  Small  Cap
 Fund                                  Centennial Money Market Trust
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Oppenheimer Municipal Fund            Centennial New York Tax Exempt Trust
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Oppenheimer Principal Protected Trust Centennial Tax Exempt Trust
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 Oppenheimer    Principal    Protected
 Trust II
 ----------------------------------------------------------------------------

      Present or former officers, directors, Directors and employees (and their immediate family members) of the Portfolios, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Non-Service shares of the Portfolios and the other
Oppenheimer funds at net asset value without sales charge. The sales charge on Non-Service shares is waived for that group because of the economies of sales efforts realized by the Distributor.

      Messrs. Bomfim, Caan, Gillespie, Gord, Evans, Manioudakis, Miao,
Monoyios, Moon, Murphy, Petersen, Reinganum, Schmidt, Vandehey, Vottiero,
Wixted and Zack and Mss. Bloomberg and Ives who are officers of the
Portfolios, hold the same offices with one or more of the other Board II
Funds. As of March 31, 2005 the Directors and officers of the Portfolios, as a group, owned of record or beneficially less than 1% of any class of shares of the Portfolios. The foregoing statement does not reflect ownership of shares of the Portfolios held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Funds listed above. In addition, none of the
Independent Directors (nor any of their immediate family members) own securities of either the Manager or the Distributor of the Board II Funds or
of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

      The Portfolios' Directors and officers, their positions held with the
Company and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The chart also includes information about the Directors'
beneficial share ownership in the Portfolios and in all registered investment companies that a Director oversees in the Oppenheimer family of funds
("Supervised Funds"). The address of each Director in the chart below is 6803
S. Tucson Way, Centennial, CO 80112. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------
                               Independent Directors
-------------------------------------------------------------------------------
------------------------------------------------------------------------------
Name,              Principal  Occupation(s)  During  Past  5 Dollar     Aggregate
                                                                        Dollar
                                                                        Range Of
                                                             Range of   Shares
                   Years;                                    Shares     Beneficially
Position(s) Held   Other  Trusteeships/Directorships Held by BeneficiallOwned in
with Company,      Trustee;                                  Owned in   any of the
Length of Service, Number  of  Portfolios  in  Fund  Complex the        Oppenheimer
Age                Currently Overseen by Director            Portfolios Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                             As of December 31, 2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.         Chairman   of   the   following   private    None        Over
Armstrong,         mortgage banking companies:  Cherry Creek
Chairman of the    Mortgage     Company     (since    1991),
Board since 2003   Centennial  State Mortgage Company (since
and Director       1994)  and The El Paso  Mortgage  Company
since 1999         (since  1993);  Chairman of the following
Age: 68            private   companies:   Ambassador   Media
                   Corporation and Broadway  Ventures (since
                   1984);  and  Director  of  the  following
                   public company:  Helmerich & Payne,  Inc.
                   (since    1992)    (an    oil   and   gas
                   drilling/production     company).     Mr.
                   Armstrong is also a  Director/Trustee  of
                   Campus  Crusade for Christ  (since  1991)
                   and the Bradley  Foundation (since 2002).
                   Chairman  of  the  following:   Transland
                   Financial Services,  Inc.  (1997-2003) (a
                   private mortgage banking company),  Great
                   Frontier  Insurance (an insurance agency)
                   (1995-2000),  Frontier Real Estate,  Inc.
                   (1994-2000)   (residential   real  estate
                   brokerage)     and     Frontier     Title
                   (1995-2000) (a title  insurance  agency);
                   Director of the following:  UNUMProvident
                   (1991-2003)   (an   insurance   company),
                   Storage      Technology       Corporation              $100,000
                   (1991-2003)    (a   computer    equipment
                   company)   and    International    Family
                   Entertainment  (1992-1997)  (a television
                   channel).  Mr. Armstrong is also a former
                   U.S.   Senator   (January    1979-January
                   1991).  Oversees  38  portfolios  in  the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,    Director and  President  of A.G.  Edwards
Director since     Capital,   Inc.   (General   Partner   of
1996               private  equity  funds)  (until  February
Age: 73            2001);  Chairman,   President  and  Chief
                   Executive   Officer   of   A.G.   Edwards
                   Capital,    Inc.   (until   March   2000)
                   (General   Partner  of   private   equity
                   funds);  a Director  (until  March  2000)
                   and a Vice  Chairman  (until  March 1999)
                   of  A.G.  Edwards  &  Sons  (a  brokerage                Over
                   company);  Director  (until  March  2000)    None      $100,000
                   and  Chairman  (until March 1999) of A.G.
                   Edwards  Trust  Company  (an   investment
                   adviser);  a Vice  Chairman  and Director
                   of  A.G.   Edwards,   Inc.  (until  March
                   1999);  and  Chairman  of  A.G.E.   Asset
                   Management   (until   March   1999)   (an
                   investment    adviser).    Oversees    38
                   portfolios   in   the    OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,   Assistant  Secretary  and a  Director  of
Director since     Centennial Asset  Management  Corporation
2002               (December  1991-April  1999);  President,
Age: 68            Treasurer  and a Director  of  Centennial
                   Capital   Corporation   (June  1989-April
                   1999);  Chief  Executive  Officer  and  a
                   Director of  MultiSource  Services,  Inc.    None        Over
                   (March  1996-April  1999).   Until  April              $100,000
                   1999,  Mr. Bowen held  several  positions
                   with the  Manager  and in  subsidiary  or
                   affiliated   companies  of  the  Manager.
                   Oversees    38    portfolios    in    the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron, A  member  of The  Life  Guard  of  Mount
Director since     Vernon    (since   June   2000)   (George
2002               Washington's  home).  Director of Genetic
Age: 66            ID,  Inc.  and  its  subsidiaries  (March
                   2001-May  2002) (a privately held biotech
                   company);       a      partner       with
                   PricewaterhouseCoopers      LLP     (July    None        Over
                   1974-June  1999)  (an  accounting  firm);              $100,000
                   and  Chairman  of  Price  Waterhouse  LLP
                   Global  Investment   Management  Industry
                   Services  Group  (July  1994-June  1998).
                   Oversees    38    portfolios    in    the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,     Director  of  UNUMProvident  (since  June
Director since     2002)  (an  insurance   company)  and  of
1996               Northwestern    Energy    Corp.    (since
Age: 63            November    2004)   (a   public   utility
                   electric  and gas  utility  corporation).
                   Director    of    P.R.    Pharmaceuticals
                   (October  1999-October 2003) (a privately
                   held company) and the Rocky  Mountain Elk
                   Foundation (February  1998-February 2003)
                   (a non-profit  foundation);  Chairman and                Over
                   a  Director   (until  October  1996)  and    None      $100,000
                   President  and  Chief  Executive  Officer
                   (until  October  1995)  of  the  Manager;
                   President,  Chief Executive Officer and a
                   Director   of   Oppenheimer   Acquisition
                   Corp.,  Shareholders  Services  Inc.  and
                   Shareholder   Financial  Services,   Inc.
                   (until   October   1995).   Oversees   38
                   portfolios   in   the    OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,      Director   of  Colorado   Uplift   (since
Director since     September  1984) (a non-profit  charity).
1996               Until  October  1994,  Mr.  Freedman held
Age: 64            several  positions  with the  Manager and    None        Over
                   with  subsidiary or affiliated  companies              $100,000
                   of the  Manager.  Oversees 38  portfolios
                   in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly         L. Trustee   of   Monterey   Institute   for
Hamilton,          International   Studies  (since  February
Director     since 2000) (an  educational  organization);  a
2002               Director    of   the    following:    The
Age: 58            California  Endowment  (since April 2002)
                   (a   philanthropic   organization),   the
                   Community  Hospital of Monterey Peninsula
                   (since  February  2002)  (an  educational
                   organization),    the   American    Funds
                   Emerging   Markets   Growth  Fund  (since
                   October  1991)  (a  mutual  fund).   Mrs.
                   Hamilton   is  also  a   member   of  the
                   investment  committees of The Rockefeller
                   Foundation   and  of  The  University  of
                   Michigan.  Ms.  Hamilton was a Trustee of
                   MassMutual  Select Funds  (1996-May 2004)
                   (an    open-end    investment    company;    None        Over
                   formerly MassMutual  Institutional Funds)              $100,000
                   and a  Director  of  the  following:  MML
                   Series  Investment  Fund (April  1989-May
                   2004)  (an  investment  company)  and MML
                   Services   (April   1987-May   2004)  (an
                   investment  company).  She was an adviser
                   to Credit  Suisse First  Boston's  Sprout
                   venture   capital  unit   (1994-2005)  (a
                   venture  capital  fund);  a Member of the
                   Investment    Committee    of    Hartford
                   Hospital   (2000-2003);   an  adviser  to
                   Unilever    (Holland's)    pension   fund
                   (2000-2003);   and   President   of  ARCO
                   Investment  Management  Company (February
                   1991-April 2000).  Oversees 37 portfolios
                   in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,  Chairman,  Chief  Executive  Officer  and
Director since     Director  of  Steele  Street  State  Bank
2002               (since   August   2003)   (a   commercial
Age: 60            banking  entity);  Director  of  Colorado
                   UpLIFT   (since   1986)   (a   non-profit
                   organization);  Trustee of the  Gallagher
                   Family     Foundation     (since    2000)
                   (non-profit  organization).   Mr.  Malone
                   was Chairman of U.S.  Bank-Colorado (July
                   1996-April  1999) (a  subsidiary  of U.S.    None        Over
                   Bancorp and  formerly  Colorado  National              $100,000
                   Bank) and a  Director  of the  following:
                   Commercial  Assets,  Inc.  (1993-2000) (a
                   REIT), Jones Knowledge,  Inc.  (2001-July
                   2004)  (a  privately  held  company)  and
                   U.S.  Exploration,   Inc.  (1997-February
                   2004)   (oil   and   gas    exploration).
                   Oversees    37    portfolios    in    the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William         Trustee  of  the  following:   MassMutual
Marshall, Jr.,     Select   Funds    (formerly    MassMutual
Director since     Institutional   Funds)   and  MML  Series
2002               Investment   Fund   (since   1996)  (both
Age: 62            open-end   investment   companies),   the
                   Springfield     Library     and    Museum
                   Association  (since 1995)  (museums)  and
                   the    Community    Music    School    of
                   Springfield   (since   1996)   (a   music
                   school);   Chairman  and  Trustee  (since
                   2003)  and  Chairman  of  the  Investment
                   Committee  (since 1994) for the Worcester
                   Polytech     Institute     (a     private
                   university);  and President and Treasurer    None        Over
                   of the SIS Funds (since  January 1999) (a              $100,000
                   private not for profit  charitable fund).
                   A Member of the  Investment  Committee of
                   the   Community   Foundation  of  Western
                   Massachusetts (1998 - 2003);  Chairman of
                   SIS  &  Family  Bank,   F.S.B.   (January
                   1999-July   1999)  (a  commercial   bank;
                   formerly SIS Bank);  and  Executive  Vice
                   President of Peoples  Heritage  Financial
                   Group,  Inc.  (January   1999-July  1999)
                   (commercial     bank).     Oversees    40
                   portfolios   in   the    OppenheimerFunds
                   complex.*
-------------------------------------------------------------------------------------
*  Includes two registered investment companies, MassMutual Select Funds
   (formerly MassMutual Institutional Funds) and MML Series Investment Fund
   (the "MassMutual Funds"), the investment adviser for which is the indirect parent company of the Portfolios' Manager. The Manager also serves as the
   Sub-Advisor to the MassMutual Institutional Equity Fund, a series of
   MassMutual Institutional Funds. In accordance with the instructions for
   Form N-1A, for purposes of this section only, the MassMutual Funds are included in the "Fund Complex." The Manager does not consider the
   MassMutual Funds to be part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

      The address of Mr. Murphy in the chart below is Two World Financial
Center, 225 Liberty Street, New York, NY 10281-1008. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.
-------------------------------------------------------------------------------------
                          Interested Director and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name;              Principal  Occupation(s)  During  Past  5 Dollar     Aggregate
                                                                        Dollar
                                                                        Range of
                                                             Range of   Shares
                   Years;                                    Shares     Beneficially
Position(s) Held   Other  Trusteeships/Directorships Held by BeneficiallOwned in
with Company;      Trustee;                                  Owned in   any of the
Length of Service; Number  of  Portfolios  in  Fund  Complex the        Oppenheimer
Age                Currently Overseen by Director            Portfolios Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                             As of December 31, 2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,    Chairman,  Chief  Executive  Officer  and    None        Over
President and      director  (since June 2001) and President
Director since     (since  September  2000) of the  Manager;
2001               President  and a  director  or trustee of
Age: 55            other Oppenheimer funds;  President and a
                   director    (since    July    2001)    of
                   Oppenheimer    Acquisition   Corp.   (the
                   Manager's  parent holding company) and of
                   Oppenheimer  Partnership  Holdings,  Inc.
                   (a  holding  company  subsidiary  of  the
                   Manager);   a  director  (since  November
                   2001)  of  OppenheimerFunds  Distributor,
                   Inc.  (a   subsidiary  of  the  Manager);
                   Chairman  and  a  director   (since  July
                   2001) of Shareholder  Services,  Inc. and
                   of Shareholder  Financial Services,  Inc.
                   (transfer   agent   subsidiaries  of  the
                   Manager);   President   and  a   director
                   (since  July  2001)  of  OppenheimerFunds
                   Legacy   Program  (a   charitable   trust
                   program  established  by the Manager);  a
                   director  of  the  following   investment
                   advisory  subsidiaries  of  the  Manager:
                   OFI   Institutional   Asset   Management,
                   Inc.,    Centennial    Asset   Management
                   Corporation,      Trinity      Investment
                   Management    Corporation   and   Tremont
                   Capital Management,  Inc. (since November
                   2001),   HarbourView   Asset   Management
                   Corporation and OFI Private  Investments,
                   Inc. (since July 2001);  President (since
                   November  1, 2001) and a director  (since
                   July  2001)  of  Oppenheimer  Real  Asset
                   Management,    Inc.;    Executive    Vice
                   President   (since   February   1997)  of
                   Massachusetts   Mutual   Life   Insurance
                   Company (the Manager's  parent  company);
                   a  director  (since  June  1995)  of  DLB
                   Acquisition    Corporation   (a   holding
                   company  that  owns the  shares of Babson
                   Capital  Management LLC); a member of the
                   Investment  Company  Institute's Board of
                   Governors  (elected to serve from October
                   3,  2003  through  September  30,  2006).
                   Formerly,    Chief   Operating    Officer
                   (September   2000-June   2001)   of   the
                   Manager;  President and trustee (November              $100,000
                   1999-November   2001)   of   MML   Series
                   Investment  Fund  and  MassMutual  Select
                   Funds (open-end investment companies);  a
                   director (September  1999-August 2000) of
                   C.M. Life Insurance  Company;  President,
                   Chief  Executive   Officer  and  director
                   (September  1999-August  2000) of MML Bay
                   State Life Insurance  Company; a director
                   (June  1989-June  1998) of  Emerald  Isle
                   Bancorp  and  Hibernia  Savings  Bank  (a
                   wholly-owned  subsidiary  of Emerald Isle
                   Bancorp).   Oversees  62   portfolios  as
                   Trustee/Director    and   20   additional
                   portfolios     as    Officer    in    the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for Messrs.
Bomfim, Caan, Evans, Gord, Manioudakis, Monoyios, Moon, Reinganum, Schmidt,
Zack, Gillespie, Miao and Ms. Bloomberg, Two World Financial Center, 225 Liberty
Street, New York, NY 10281-1008, for Messrs. Vandehey, Vottiero, Petersen,
Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer
serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                              Officers of the Company
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                    Principal Occupation(s) During Past 5 Years
Position(s) Held with
Company,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Antulio Bomfim,          Vice   President  of  the  Manager   since   October  2003.
Vice President and       Formerly,  a Senior  Economist at the Board of Governors of
Portfolio Manager since  the Federal Reserve System (June 1992 to October 2003).
2003
Age: 37
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Geoffrey Caan,           Vice  President of the Manager since August 2003;  formerly
Vice President and       Vice  President  of ABN AMRO NA,  Inc.  (June 2002 - August
Portfolio Manager since  2003);   Vice  President  of  Zurich  Scudder   Investments
2003                     (January 1999 - June 2002).
Age: 36
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George Evans,            Vice President (since October 1993) and Director of
Vice President and       International Equities (since July 2004) of the Manager.
Portfolio Manager since  Formerly Vice President of HarbourView Asset Management
1999                     Corporation (July 1994-November 2001); an officer of 2
Age: 45                  portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Benjamin Gord,           Vice  President  of the  Manager  (since  April  2002),  of
Vice President and       HarbourView  Asset  Management   Corporation  (since  April
Portfolio Manager since  2002) and of OFI Institutional  Asset Management,  Inc. (as
2003                     of  June  2002);   an  officer  of  1   portfolio   in  the
Age: 42                  OppenheimerFunds  complex.  Formerly an executive  director and  senior  fixed  income  analyst  at Miller  Anderson  &
                         Sherrerd,   a  division   of  Morgan   Stanley   Investment
                         Management (April 1992-March 2002).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Angelo Manioudakis,      Senior Vice  President  of the Manager  (since April 2002),
Vice President and       of HarbourView Asset Management  Corporation  (since April,
Portfolio Manager since  2002  and  of  OFI  Institutional  Asset  Management,  Inc.
2002                     (since  June  2002);  an  officer of 15  portfolios  in the
Age: 38                  OppenheimerFunds  complex.  Formerly Executive Director and portfolio  manager  for  Miller,  Anderson  &  Sherrerd,  a division of Morgan Stanley  Investment  Management  (August
                         1993-April 2002).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Nikolaos D. Monoyios,    Senior Vice President of the Manager since October 2003; a
Vice President and       Certified Financial Analyst. Formerly Vice President of
Portfolio Manager since  the Manager (April 1998-September 2003). An officer of 6
1998                     portfolios in the OppenheimerFunds complex.
Age: 55
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Charles Moon,            Vice  President  of  the  Manager  (since  April  2002,  of
Vice President and       HarbourView  Asset  Management   Corporation  (since  April
Portfolio Manager since  2002)  and  of OFI  Institutional  Asset  Management,  Inc.
2003                     (since  June  2002);  an  officer  of 1  portfolio  in  the
Age: 38                  OppenheimerFunds  complex.  Formerly executive director and
                         portfolio   manager  at  Miller  Anderson  &  Sherrerd,   a
                         division  of Morgan  Stanley  Investment  Management  (June
                         1999-March  2002);  Vice  President of Citicorp  Securities
                         Inc. (June 1993-May 1999).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Dr. Marc Reinganum,      Vice President of the Manager since September 2002; a
Vice President and       Director of Quantitative Research and Portfolio Strategist
Portfolio Manager since  for Equities; an officer of 3 portfolios in the
2003                     OppenheimerFunds complex. Formerly the Mary Jo Vaughn
Age:  51                 Rauscher Chair in Financial Investments at Southern
                         Methodist University since 1995. At Southern Methodist
                         University he also served as the Director of the Finance
                         Institute, Chairman of the Finance Department, President
                         of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
David E. Schmidt,        Chief Investment Officer since July 2003, Deputy Chief
Vice President and       Investment Officer (from June 2002 to June 2003), Director
Portfolio Manager since  of Product Development (from December 1999 to present) and
2003                     an analyst (from August 1994 to December 1999) of Trinity
Age: 42                  Investment Management Corporation, a wholly-owned
                         subsidiary of the Manager's immediate parent, Oppenheimer
                         Acquisition Corp.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,        Senior Vice President and Chief  Compliance  Officer (since
Vice President and       March  2004) of the  Manager;  Vice  President  (since June
Chief Compliance         1983) of  OppenheimerFunds  Distributor,  Inc.,  Centennial
Officer since 2004       Asset  Management  Corporation  and  Shareholder  Services,
Age:  54                 Inc.  Formerly  (until  February  2004) Vice  President and
                         Director of Internal  Audit of the  Manager.  An officer of
                         82 portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,         Senior Vice  President and Treasurer  (since March 1999) of
Treasurer since 1999     the Manager;  Treasurer  of  HarbourView  Asset  Management
Age: 45                  Corporation,    Shareholder   Financial   Services,   Inc.,
                         Shareholder   Services,   Inc.,   Oppenheimer   Real  Asset
                         Management   Corporation,   and   Oppenheimer   Partnership
                         Holdings,   Inc.   (since  March  1999),   of  OFI  Private
                         Investments,  Inc. (since March 2000), of  OppenheimerFunds
                         International  Ltd.  and  OppenheimerFunds  plc  (since May
                         2000), of OFI Institutional  Asset Management,  Inc. (since
                         November 2000), and of  OppenheimerFunds  Legacy Program (a
                         Colorado   non-profit   corporation)   (since  June  2003);
                         Treasurer and Chief  Financial  Officer (since May 2000) of
                         OFI  Trust  Company  (a  trust  company  subsidiary  of the
                         Manager);   Assistant   Treasurer  (since  March  1999)  of
                         Oppenheimer  Acquisition Corp. Formerly Assistant Treasurer
                         of   Centennial   Asset   Management   Corporation   (March
                         1999-October  2003)  and  OppenheimerFunds  Legacy  Program
                         (April  2000-June  2003);  Principal  and  Chief  Operating
                         Officer   (March   1995-March   1999)  at   Bankers   Trust
                         Company-Mutual  Fund  Services  Division.  An officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,          Assistant Vice President of the Manager since August 2002;
Assistant Treasurer      formerly Manager/Financial Product Accounting (November
since 2004               1998-July 2002) of the Manager. An officer of 82
Age: 34                  portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,         Vice President/Fund Accounting of the Manager since March
Assistant Treasurer      2002. Formerly Vice President/Corporate Accounting of the
since 2002               Manager (July 1999-March 2002) prior to which he was Chief
Age:  41                 Financial Officer at Sovlink Corporation (April 1996-June
                         1999). An officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,          Executive Vice President (since January 2004) and General
Vice President &         Counsel (since February 2002) of the Manager; General
Secretary                Counsel and a director (since November 2001) of the
since 2001               Distributor; General Counsel (since November 2001) of
Age:  56                 Centennial Asset Management Corporation; Senior Vice
                         President and General Counsel (since November 2001) of
                         HarbourView Asset Management Corporation; Secretary and
                         General Counsel (since November 2001) of Oppenheimer
                         Acquisition Corp.; Assistant Secretary and a director
                         (since October 1997) of OppenheimerFunds International
                         Ltd. and OppenheimerFunds plc; Vice President and a
                         director (since November 2001) of Oppenheimer Partnership
                         Holdings, Inc.; a director (since November 2001) of
                         Oppenheimer Real Asset Management, Inc.; Senior Vice
                         President, General Counsel and a director (since November
                         2001) of Shareholder Financial Services, Inc., Shareholder
                         Services, Inc., OFI Private Investments, Inc. and OFI
                         Trust Company; Vice President (since November 2001) of
                         OppenheimerFunds Legacy Program; Senior Vice President and
                         General Counsel (since November 2001) of OFI Institutional
                         Asset Management, Inc.; a director (since June 2003) of
                         OppenheimerFunds (Asia) Limited. Formerly Senior Vice
                         President (May 1985-December 2003), Acting General Counsel
                         (November 2001-February 2002) and Associate General
                         Counsel (May 1981-October 2001) of the Manager; Assistant
                         Secretary of Shareholder Services, Inc. (May 1985-November
                         2001), Shareholder Financial Services, Inc. (November
                         1989-November 2001); and OppenheimerFunds International
                         Ltd. (October 1997-November 2001). An officer of 82
                         portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,        Vice President (since June 1998) and Senior Counsel and
Assistant Secretary      Assistant Secretary (since October 2003) of the Manager;
since 2001               Vice President (since 1999) and Assistant Secretary (since
Age:  39                 October 2003) of the Distributor; Assistant Secretary
                         (since October 2003) of Centennial Asset Management
                         Corporation; Vice President and Assistant Secretary (since
                         1999) of Shareholder Services, Inc.; Assistant Secretary
                         (since December 2001) of OppenheimerFunds Legacy Program
                         and of Shareholder Financial Services, Inc.. Formerly an
                         Assistant Counsel (August 1994-October 2003) and Assistant
                         Vice President of the Manager (August 1997-June 1998). An
                         officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,       Vice President and Associate Counsel of the Manager since
Assistant Secretary      May 2004; formerly First Vice President and Associate
since 2004               General Counsel of UBS Financial Services Inc. (formerly,
Age:  37                 PaineWebber Incorporated) (May 1999 - April 2004) prior to which she was an Associate at Skaden, Arps, Slate, Meagher
                         & Flom, LLP (September 1996 - April 1999). An officer of
                         82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,    Senior Vice President and Deputy General Counsel of the
Assistant Secretary      Manager since September 2004. Formerly Mr. Gillespie held
since 2004               the following positions at Merrill Lynch Investment
Age:  41                 Management: First Vice President (2001-September 2004);
                         Director (from 2000) and Vice President (1998-2000). An
                         officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Wayne Miao,              Assistant Vice President and Assistant Counsel of the
Assistant Secretary      Manager since June 2004. Formerly an Associate with Sidley
since 2004               Austin Brown & Wood LLP (September 1999 - May 2004). An
Age:  32                 officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

Remuneration of Directors. The officers of the Company and one Director of the
Company (Mr. Murphy) are affiliated with the Manager and receive no salary or fee from the Company.  The remaining Directors of the Company received the compensation shown below with respect to the Portfolio's fiscal year ended
December 31, 2004.  The compensation from the Portfolios and the total compensation from the Portfolios and the fund complex represent compensation received for serving as a Director or Trustee and member of a committee (if applicable) of the Boards of those funds during the calendar year ended December
31, 2004.

-----------------------------------------------------------------------------------
                                                                         Total
                            Aggregate Compensation from Portfolios1   Compensation
                                                                          from
                                                                       Portfolios
                                                                        and Fund
   Director's Name and                                                  Complex
 Other Position(s) with                                                 Paid to
       the Company                                                     Directors*
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

                                               Oppenheimer
                          Total                InternationaGovernment
                          Return      Growth     Growth    Securities
                          Portfolio Portfolio    Fund/VA   Portfolio
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
William L. Armstrong       $1,484     $1,149     $1,039       $756      $178,000
Chairman of the Board of
Directors and Governance
Committee Member
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Robert G. Avis              $988       $765       $691        $503      $118,500
Review Committee Member
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
George Bowen                $988       $765       $691        $503      $118,500
Audit Committee Member
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Edward L. Cameron          $1,134      $878       $793        $577      $136,000
Audit Committee Chairman
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
John S. Fossel             $1,134      $878       $793        $577      $136,000
Review Committee Chairman
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Sam Freedman                $988       $765       $691        $503      $118,500
Review Committee Member
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Beverly Hamilton2           $9673     $7493       $6773      $4933     $152,3554
Governance Committee
Member and Review
Committee Member
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Robert Malone2
Governance Committee
Member and Audit           $1,0153    $7863       $7103      $5173      $121,726
Committee Member
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
F. William Marshall, Jr.
Governance Committee
Member and Audit            $988       $765       $691        $503     $167,5005
Committee Member
-----------------------------------------------------------------------------------
(1)   Aggregate Compensation from Portfolios includes fees and deferred compensation, if any, for a Director.
(2)   Compensation for Mrs. Hamilton and Mr. Malone was paid by all the Board
   II Funds, with the exception of Oppenheimer Senior Floating Rate Fund for which they currently do not serve as Trustees (total of 37 Oppenheimer funds at December 31, 2004). Mrs. Hamilton and Mr. Malone elected to defer
   100% of their compensation under the Deferred Compensation Plan.
(3)   Includes $967, $749, $677 and $493, respectively deferred for Mrs.
   Hamilton and $1,015, $789, $710, $517, respectively for Mr. Malone under
   Deferred Compensation Plan.
(4)   Includes $36,354 compensation for serving as a trustee by two open-end investment companies (MassMutual Select Funds (formerly MassMutual
   Institutional Funds) and MML Series Investment Fund) the investment adviser for which is the indirect parent company of the Portfolios'
   Manager. The Manager also serves as the Sub-Advisor to the MassMutual
   Premier International Equity Fund, formerly a series of MassMutual Select
   Funds.  Mrs. Hamilton retired as a Trustee of MassMutual Select Funds and
   MML Series Investment Fund in May 2004.
(5)   Includes $49,000 compensation for serving as a trustee by two open-end investment companies (MassMutual Select Funds (formerly MassMutual
   Institutional Funds) and MML Series Investment Fund) the investment adviser for which is the indirect parent company of the Portfolios'
   Manager. The Manager also serves as the Sub-Advisor to the MassMutual
   Premier International Equity Fund, formerly a series of MassMutual Select
   Funds.

   *    For purposes of this section only, "Fund Complex" includes the
   Oppenheimer funds, MassMutual Select Funds and MML Series Investment Fund
   in accordance with the instructions for Form N-1A. The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

      |X|  Deferred Compensation Plan for Directors. The Board of Directors
has adopted a Deferred Compensation Plan for Independent Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Portfolios.  Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director.  The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

      Deferral of Director's fees under the plan will not materially affect the Portfolios' assets, liabilities and net income per share.  The plan will not obligate the Portfolios to retain the services of any Director or to pay any particular level of compensation to any Director.  Pursuant to an Order issued by the Securities and Exchange Commission, the Portfolios may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

      |X|  Major Shareholders.  As of March 31, 2005, all of the outstanding shares of Government Securities Portfolio were held by separate investment accounts of Massachusetts Mutual Life Insurance Company, 1295 State Street,
Springfield, MA  01111, for variable annuity contracts, variable life insurance policies and other investment products owned by its customers.
Massachusetts Mutual Life Insurance Company owned 95.73%, 98.43% and 100.00%, of the outstanding shares, respectively, of Growth Portfolio, Total Return
Portfolio and Government Securities Portfolio.  Massachusetts Mutual Life
Insurance Company owned 99.74% of the outstanding shares of Oppenheimer
International Growth Fund/VA.

The Manager.  OppenheimerFunds, Inc., the Manager, is wholly-owned by
Oppenheimer Acquisition Corporation, a holding company controlled by
Massachusetts Mutual Life Insurance
Company, a global diversified insurance and financial services organization.

      |X|  Code of Ethics.  The Company, the Manager and the Distributor have a Code of Ethics.  It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of a Portfolio's transactions.  Covered persons include persons with knowledge of the investments and investment intentions of a Portfolio and other funds advised by the Manager.  The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Portfolio, subject to a number of restrictions and controls.  Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      Each Company's Code of Ethics is an exhibit to the Company's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The Code of Ethics can also be viewed as part of the Company's registration statement on the SEC's EDGAR database at the SEC's Internet web site at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting.  The Company has adopted Portfolio Proxy Voting
Policies and Procedures under which each Portfolio votes proxies relating to securities ("portfolio proxies") held by the Portfolios. The Portfolios'
primary consideration in voting portfolio proxies is the financial interests of the Portfolios and its shareholders. The Portfolios have retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Portfolios' Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the Portfolios and the
Manager where a directly-controlled affiliate of the Manager manages or administers the assets of a pension plan of a company soliciting the proxy.
The Portfolios' Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Portfolios vote with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of the independent registered public accounting firm, unless circumstances indicate
            otherwise.
o     In general, the Portfolios oppose anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual
            circumstances.
o     The Portfolios support shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Portfolios oppose proposals to classify the board of directors.
o     The Portfolios support proposals to eliminate cumulative voting.
o     The Portfolios oppose re-pricing of stock options.
o     The Portfolios generally consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Portfolios analyze stock option plans, paying particular attention to their dilutive effect. While the
            Portfolios generally support management proposals, the
            Portfolios oppose plans it considers to be excessive.

      The Company is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Portfolio's Form N-PX filing will be available (i) without charge, upon request, by calling the Portfolio toll-free at 1.800.225.7048 and (ii) on the SEC's website at www.sec.gov.

      |X|  The Investment Advisory Agreement.  The Manager provides
investment advisory and management services to each Portfolio under an investment advisory agreement between the Manager and the respective
Portfolio.  The investment advisory agreements require the Manager, at its expense, to provide each Portfolio with adequate office space, facilities and equipment. They also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for each Portfolio. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for the continuous public sale of shares of the Portfolio.

      The Portfolio pays expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's
Agreement are paid by the relevant Portfolio.  The advisory agreements list examples of expenses to be paid by a Portfolio. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal, and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.  The management fees paid by a Portfolio to the
Manager are calculated at the rates listed in the Portfolio's Prospectus, which are applied to the assets of the Portfolio as a whole.  Whenever more than one class of shares is issued, the fees are allocated to each class of shares based upon the relative proportion of a Company's net assets represented by that class.  The management fees paid by the Portfolios to the
Manager during the Portfolio's last three fiscal years are listed below.

-------------------------------------------------------------------------------
Portfolio              Management Fees Paid to OppenheimerFunds, Inc. in the
                                        Fiscal Years Ended:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                            12/31/02           12/31/03          12/31/04
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Return               $2,315,755         $1,954,060        $1,946,204
Portfolio
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Growth Portfolio           $1,274,199         $1,063,482        $1,119,003
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oppenheimer                 $842,180           $721,550         $1,053,887
International Growth
Fund/VA
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Government                  $106,778           $108,936           $96,956
Securities Portfolio
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total (All                 $4,538,912         $3,848,028        $4,216,050
Portfolios)
-------------------------------------------------------------------------------

      The investment advisory agreements state that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Portfolio sustain for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.
         |X|      Annual Approval of Investment Advisory Agreement. Each
year, the Board of Directors, including a majority of the Independent
Directors, is required to approve the renewal of the investment advisory agreement for each Portfolio.  The Investment Company Act requires that the
Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Portfolio pays with respect to Service shares.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreements.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the
            Portfolios and their shareholders;
o     The profitability of the Portfolios to the Manager;
o     The investment performance of the Portfolios in comparison to regular market indices;
o     Economies of scale that may be available to the Portfolios from the
            Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
            Portfolios from its relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Portfolios.  These included services provided by the Distributor and the Transfer Agent, and
            brokerage and soft dollar arrangements permissible under
            Section 28(e) of the Securities Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to each
Portfolio.  The Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Portfolio and its shareholders in adverse times. The Board also considered the investment performance of other mutual funds advised by the Manager.  The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Directors, meeting separately from the full Board with experienced Counsel to the
Portfolios and experienced Counsel to the Independent Directors who assisted the Board in its deliberations.  The Portfolio's Counsel and the Independent
Directors' Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board, including the Independent
Directors, concluded that it was in the best interest of shareholders to continue the investment advisory agreements for another year.  In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the investment advisory agreements, including the investment advisory fee, in light of all of the surrounding circumstances.

Portfolio Managers

Government Securities Portfolio
     The Portfolio is managed by a team of investment professionals comprised of Angelo Manioudakis, Benjamin J. Gord, Charles Moon, Geoffrey Caan and
     Antulio Bomfim (each is referred to as a "portfolio manager" and collectively they are referred to as the "portfolio managers") who are responsible for the day-to-day management of the Portfolio's investments.

Total Return Portfolio
     The Portfolio's equity component is managed by David Schmidt.  Since
     April 2002, the Portfolio's fixed-income component is managed by a team of investment professionals comprised of Angelo Manioudakis, Benjamin J.
     Gord, Charles Moon, Geoffrey Caan and Antulio Bomfim (together with
     David Schmidt, each is referred to as a "portfolio manager" and collectively they are referred to as the "portfolio managers") who are responsible for the day-to-day management of the Portfolio's investments.

International Growth Fund/VA
       The Fund is managed by George R. Evans (referred to as the "portfolio manager").  He is the person responsible for the day-to-day management of the Portfolio's investments.

Growth Portfolio
     The Portfolio is co-managed by Nikolaos Monoyios and Marc Reinganum
     (each is referred to as a "portfolio manager" and collectively they are referred to as the "portfolio managers") who are responsible for the day-to-day management of the Portfolio's investments.

       Other Accounts Managed.  In addition to managing the Portfolios'
investments, the portfolio managers also manage other investment portfolios and accounts.  The following table provides information regarding the other portfolios and accounts managed by the portfolio managers as of December 31,
2004.  No account has a performance-based advisory fee:

   Portfolio       RegistereTotal      Other        Total    Other   Total
                                                  Assets in
                            Assets in               Other
                            Registered Pooled      Pooled             Assets
                   InvestmenInvestment InvestmentInvestment          in Other
                   CompaniesCompanies  Vehicles   Vehicles   AccountsAccounts
   Manager         Managed   Managed*   Managed   Managed*   Managed Managed*
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   George Evans       5      $2,181.2    None        $0       None      $0
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Nikolaos           11     $2,415.7      1        $16.2     None      $0
   Monoyios
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Marc Reinganum     8      $2,358.6    None        $0       None      $0
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   David Schmidt     None       $0        61      $2,423.5     259    $116.0
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Angelo             16     $8,911.4      5       $152.9       1      $38.8
   Manioudakis
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Benjamin J.        16     $8,911.4      5       $152.9       1      $38.8
   Gord
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Geoffrey Caan      16     $8,911.4      5       $152.9       1      $38.8
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Charles Moon       16     $8,911.4      5       $152.9       1      $38.8
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Antulio Bomfim     16     $8,911.4      5       $152.9       1      $38.8
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------

   *  In millions.

      As indicated above, the portfolio managers also manage other funds and accounts.  Potentially, at times, those responsibilities could conflict with the interests of the Portfolios.  That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio's investment objectives and strategies.  For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio.  Not all funds and accounts advised by the Manager have the same management fee.  If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the
Portfolio, the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio's portfolio manager may manage other funds or accounts with investment objectives and strategies similar to those of the Portfolio, or he may manage funds or accounts with different investment objectives and strategies.

     Compensation of the Portfolio Managers.  The portfolio managers are employed and compensated by the Manager, not the Portfolio. Under the
Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors.  The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.  As of
December 31, 2004, the portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent.  Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

      The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent.
The annual discretionary bonus is determined by senior management of the
Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmarks with respect to each of the Portfolios are as follows: for Government Securities Portfolio the
Lipper General - U.S. Government Funds, for Growth Portfolio the Lipper
Large-Cap Core Funds, for Oppenheimer International Growth Fund/VA, the
International Multi-Cap Growth Funds and for Total Return Portfolio the
Lipper Flexible Portfolio Funds.  Other factors include management quality
(such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio manager's compensation is not based on the total value of the Portfolio's assets, although the Portfolio's investment performance may increase those assets.
The compensation structure and methods used to determine portfolio manager compensation of the other funds managed by the portfolio manager is the same as the compensation structure and methods used to determine portfolio manager compensation of the Portfolio, described above.

      Ownership of Portfolio Shares.  As of December 31, 2004, none of the portfolio managers beneficially owned shares of the Portfolios.

Brokerage Policies of the Portfolios

Brokerage Provisions of the Investment Advisory Agreements.  One of the
duties of the Manager under each investment advisory agreement is to arrange the investment securities transactions for each Portfolio. Each advisory agreement contains provisions relating to the employment of broker-dealers
("brokers") to effect a Portfolio's securities transactions.  The Manager is authorized by the advisory agreements to employ broker-dealers, (including
"affiliated" brokers, as that term is defined in the Investment Company
Act).  The Manager may employ broker-dealers that it thinks, in its best judgment based on all relevant factors, will implement the policy of each
Portfolio to obtain, at reasonable expense, the "best execution" of a
Portfolio's transactions.  "Best execution" refers to prompt and reliable execution at the most favorable price obtainable.  The Manager need not seek competitive commission bidding.  However, it is expected to be aware of the current rates of eligible brokers and to minimize the expenses paid to the extent consistent with the interest and policies of a Portfolio as established by the Board of Directors.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Portfolio, the Manager may select brokers
(other than affiliates) that provide brokerage and/or research services to the Portfolio and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commission paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Rule 12b-1 under the Investment Company Act prohibits any Portfolio from compensating a broker or dealer for promoting or selling the Portfolio's shares by (1) directing to that broker or dealer any of the Portfolios'
transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the
Portfolios' transactions, that were effected by another broker or dealer
(these latter arrangements are considered to be a type of "step-out"
transaction). In other words, a Portfolio and its investment advisor cannot use the Portfolio's brokerage for the purpose of rewarding broker-dealers for selling the Portfolio's shares.

However, the Rule permits Portfolios to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures
(and the Company's Board of Directors has approved those procedures) that permit the Portfolio to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Portfolio, subject to the
"best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Portfolio's transactions from taking into account a broker's or dealer's promotion or sales of the Portfolio shares when allocating the Portfolio's transactions, and (2) the Company, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Portfolios' brokerage directly, or indirectly such as through a
"step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Portfolio's shares or the shares of any of the other Oppenheimer funds.

Brokerage Practices Followed by the Manager.  The Manager allocates brokerage for the Portfolio subject to the provisions of the investment advisory agreement and the procedures and rules described above.  Generally the
Manager's portfolio traders allocate brokerage based upon recommendations from the portfolio managers.  In certain instances, portfolio managers may directly place trades and allocate brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers.  In transactions on foreign exchanges, a Portfolio may be required to pay fixed brokerage commissions and would not have the benefit of negotiated commissions available in U.S. markets.  Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed income agency transactions in the secondary market.  Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.  In an option transaction, ordinarily a Portfolio uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the Portfolios.  Those other funds may purchase or sell the same securities as the Portfolios at the same time as the Portfolios, which could affect the supply and price of the securities.  If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      In an option transaction, the Portfolio ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreements permit the Manager to allocate brokerage for research services.  The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates.  Investment research received for the commissions of those other accounts may be useful both to the Portfolios and one or more of the Manager's other accounts.  Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Directors permits the Manager to use stated commissions on secondary fixed-income trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.  The Board of Directors permits the Manager to use commissions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager.  That research provides additional views and comparisons, and helps the Manager obtain market information for the valuation of securities held in a Portfolio's investment portfolio or are being considered for purchase.  The Manager provides information to the Board about the commissions paid to brokers for furnishing these services, together with the Manager's representation that the amount of those commissions was reasonably related to the value or benefit of such services.

      No principal transactions and, except under unusual circumstances, no agency transactions for Government Securities Portfolio will be handled by any affiliated securities dealer.  In the unusual circumstance when that
Portfolio pays brokerage commissions, the above-described brokerage practices and policies are followed.

-------------------------------------------------------------------------------
 Total Brokerage Commissions Paid by the Portfolios1 During the Fiscal Years
                                    Ended:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Portfolio                        12/31/02         12/31/03        12/31/042
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Growth Portfolio                 $444,867         $277,381        $346,984
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Return Portfolio           $695,358         $780,963        $784,911
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oppenheimer International
Growth Fund/VA                   $132,071         $208,237        $116,393
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Government Securities             $1,013           $1,718          $2,666
Portfolio
-------------------------------------------------------------------------------
1.    Amounts do not include spreads or concessions on principal  transactions on a net trade basis.
2.    In the fiscal year ended 12/31/04,  the amount of transactions  directed to brokers for research  services and the amount of the commissions paid to broker-dealers for those serves were as follows:

-------------------------------------------------------------------------------
Portfolio                     Amount of Transactions    Amount of Commissions
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Growth Portfolio                    $20,144,552                $15,367
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Return Portfolio              $38,025,849                $53,453
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oppenheimer International            $319,496                   $544
Growth Fund/VA
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Government Securities                   $0                       $0
Portfolio
-------------------------------------------------------------------------------

Distribution and Service Plans (Service Shares Only)

    Under its General Distributor's Agreements with the Portfolios,
OppenheimerFunds Distributor, Inc. will only act as the principal underwriter of the International Growth Fund/VA's Service shares.

      International Growth Fund/VA has adopted a Distribution and Service
Plan (the "Plan") for its Service shares under Rule 12b-1 of the Investment
Company Act, pursuant to which International Growth Fund/VA will make payments to the Distributor in connection with the distribution and/or servicing of Service shares. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Portfolio under the plan during the period for which the fee is paid. The Distributor will pay insurance company separate account sponsors and other entities that offer and/or provide services to Service shares, as described in the Prospectus.  Each
Plan has been approved by a vote of (i) the Board of Directors of the
Company, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the Manager as the then-sole initial holder of such shares.

      Under the Plan, International Growth Fund/VA currently uses the fees it receives to pay insurance company separate account sponsors or their affiliates (each is referred to as a "Recipient") for personal services and account maintenance services they provide for their customers who hold
Service shares.  The services include, among others, answering customer inquiries about the International Growth Fund/VA, assisting in establishing and maintaining accounts in the International Growth Fund/VA and providing other services at the request of the International Growth Fund/VA.

      Under the Plan, no payment will be made to any Recipient in any quarter if the aggregate net assets of an International Growth Fund/VA's Service shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Company's Independent Directors.  The Plan provides for a fee of 0.25% of average annual net assets and set no minimum amount.

      Insurance companies offering shares of the Fund, financial intermediaries, brokers and dealers may receive other payments from the
Distributor or the Manager from their own resources in connection with the promotion and/or sale of shares of the International Growth Fund/VA, including payments to defray expenses incurred in connection with educational seminars and meetings.  The Manager or Distributor may share expenses incurred by financial intermediaries in conducting training and educational meetings about aspects of the Fund for employees of the intermediaries or for hosting client seminars or meetings at which the Fund is discussed.  In their sole discretion, the Manager and/or the Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Company's Board of Directors and its
Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance.  Any Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding Service shares.  For purposes of voting with respect to the
Plans, Account owners are considered to be shareholders of a Portfolio's shares.  No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by Account owners of the class affected by the amendment.  All material amendments must be approved by the
Board and a majority of the Independent Directors.

      While the plans are in effect and Service shares are outstanding, the
Treasurer of the Company shall provide separate written reports to the
Company's Board of Directors at least quarterly for its review.  The report shall detail the amount of payments made pursuant to each Plan and the purpose for which the payments were made.  These reports are subject to the review and approval of the Independent Directors.

      During calendar year 2004, the Oppenheimer International Growth Fund/VA paid to the Distributor a total of $22,628 under its 12b-1 Plan for Service shares.  The Distributor retained no portion of that amount.  Service shares were not issued during calendar year 2004 for Growth Portfolio, Total Return
Portfolio and Government Securities Portfolio.

Performance of the Portfolios

Explanation of Performance Terminology.  The Portfolios use a variety of terms to illustrate their investment performance.  Those terms include
"standardized yield" and "dividend yield" for the Government Securities
Portfolio and "average annual total return" and "cumulative total return" for all Portfolios. An explanation of how yields and total returns are calculated is set forth below.  The charts below show the performance of the Portfolios as of the most recent fiscal year end.  You can obtain current performance information by calling the Transfer Agent at 1.800.981.2871 or by visiting the Oppenheimerfunds Internet website at www.oppenheimerfunds.com.

      The illustrations of performance data in advertisements must comply with rules of the SEC.  Those rules describe the types of performance data that may be used and how it is to be calculated.  In general, any advertisement by a Portfolio of its performance data must include the average annual total returns for the Portfolio.  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Performance information for Service shares is not shown for the following Portfolios since they were not offered prior to December 31, 2004:
Total Return Portfolio, Growth Portfolio and Government Securities
Portfolio.  Because Service shares are subject to an additional fee, the performance is expected to be lower for any given period.

      The Portfolios are not sold directly to members of the public but are available only as the underlying investments for variable annuities, variable life insurance policies and other investment products through separate investment accounts of different insurance companies that may impose charges and fees.  A Portfolio's investment results, when shown alone, do not deduct those charges and fees.  If those fees and charges were included, the
Portfolio's performance results would be less.

      Use of standardized performance calculations enables an investor to compare a Portfolio's performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using a Portfolio's performance information as a basis for comparison with other investments:

      |_| Yields and total returns measure the performance of a hypothetical account in the Portfolio over various periods and do not show the performance of each investor's account under their respective annuity contract, variable life insurance policy or other product. Your account's performance will vary from the model performance data also if you bought or sold shares during the period, or you bought your shares at a different time and price than the shares used in the model.

      |_| An investment in a Portfolio is not insured by the FDIC or any other government agency.

      |_| The principal value of a Portfolio's shares, and its yields and/or total returns are not guaranteed and normally will fluctuate on a daily basis.

      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.

      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      |X| Yields. The Government Securities Portfolio uses a variety of different yields to illustrate its current returns.

         |_|  Standardized Yield.  The "standardized yield" (sometimes
referred to just as "yield") is shown for a stated 30-day period.  It is not based on actual distributions paid by the Portfolio in the 30-day period, but is a hypothetical yield based upon the net investment income from the
Portfolio's investments for that period.  It may therefore differ from the
"dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

------------------------------------------------------------------------------
                                                    a-b
                             Standardized Yield=2[(----+1)6-1]
                                                    cd
------------------------------------------------------------------------------
      The symbols above represent the following factors:

      a =  dividends and interest earned during the 30-day period.

      b =  expenses accrued for the period (net of any expense assumptions).

      c =  the average  daily number of shares  outstanding  during the 30-day period that were entitled to receive dividends.

      d =  the  maximum  offering  price  per  share  on the  last  day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods.  The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.

         |_|  Dividend Yield.  The Government Securities Portfolio may quote a "dividend yield" for its shares.  Dividend yield is based on the dividends paid during the actual dividend period. To calculate dividend yield, the dividends declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  The formula is shown below:

  Dividend Yield = dividends paid x 12/maximum offering price (payment date)

  -----------------------------------------------------------------------------
                  Yields for the 30-Day Period Ended 12/31/04
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
          Portfolio            Standardized Yield          Dividend Yield
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Government Securities               2.85%                    3.81%
  Portfolio
  -----------------------------------------------------------------------------

      |X|  Total Return Information.  There are different types of "total returns" to measure a Portfolio's performance.  Total return is the change in value of a hypothetical investment in the Portfolio over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period.  The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period.  However, average annual total returns do not show actual year-by-year performance.  Each Portfolio uses standardized calculations for its total returns as prescribed by the
SEC.  The methodology is discussed below.

      |_|  Average Annual Total Return.  The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

------------------------------------------------------------------------------
                              [ERV]1/n
                              (----) - 1 = Average Annual Total
                                P
------------------------------------------------------------------------------
      |_|  Cumulative Total Return.  The "cumulative total return"
calculation measures the change in value of a hypothetical investment of
$1,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:
------------------------------------------------------------------------------
                              ERV-P
                              ------ = Total Return
                                P
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Total Returns for the Periods Ended 12/31/04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Portfolio                 Cumulative         Average Annual Total Returns
                          Total Returns
                          (10 years or
                          life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                           1-Year       5-Year       10-Year
                                                          (or          (or
                                                     life-of-class)life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Growth Portfolio1            89.60%        9.20%        -2.61%        6.61%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Return Portfolio2      83.27%        9.47%         0.57%        6.24%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Government Securities        98.60%        4.17%         7.22%        7.10%
Portfolio3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Oppenheimer                  110.26%       17.86%       -2.81%        7.71%
International Growth
Fund/VA4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Oppenheimer                  13.93%        17.15%        3.51%         N/A
International Growth
Fund/VA Service Shares5
--------------------------------------------------------------------------------
1.    Inception: 1/21/82.
2.    Inception: 9/30/82.
3.    Inception: 5/13/92.
4.    Inception: 5/13/92.
5.    Inception: 3/19/01.

Other Performance Comparisons.  Each Portfolio compares its performance annually to that of an appropriate broadly-based market index in its Annual
Report to shareholders.  You can obtain that information by contacting the
Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information.  A Portfolio may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities.  Examples of these performance comparisons are set forth below.

      |X|  Lipper Rankings.  From time to time a Portfolio may publish the ranking of the performance of its shares by Lipper, Inc. ("Lipper").  Lipper is a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies, including the
Portfolios, and ranks their performance for various periods in categories based on investment styles.  The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.
Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X|  Morningstar Ratings.  From time to time a Portfolio may publish the star rating of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service.  Morningstar rates mutual funds in their specialized market sector.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5%
receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The
Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      A Portfolio may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings.  Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted.  For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |X|  Performance Rankings and Comparisons by Other Entities and
Publications.  From time to time a Portfolio may include in its advertisements and sales literature performance information about the
Portfolio cited in newspapers and other periodicals such as The New York
Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including
Lipper and Morningstar.  The performance of the Portfolio's shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on a Portfolio's shares to the return on fixed-income investments available from banks and thrift institutions.  Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.  However, a Portfolio's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.  Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, a portfolio may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

I N V E S T I N G  I N  T H E  P O R T F O L I O S

How To Buy and Sell Shares

      Insurance companies that hold shares of the Portfolios in their separate accounts for the benefit of their customers' variable annuities, variable life insurance policies and other investment products are the record holders and the owners of shares of beneficial interest in the Portfolios.
The right of those customers of the insurance companies to give directions to the insurance company for the purchase or redemption of shares is determined under the contract between the customer and the insurance company.  Those customers are not "shareholders" of the Portfolios.  The rights of those insurance companies as record holders and owners of shares of a Portfolio are different from the rights of their customers.  The term "shareholder" in this
Statement of Additional Information refers only to the insurance companies whose separate accounts hold shares of the Portfolios, and not to contract holders.

      The sale of shares of the Portfolios is currently limited to Accounts as explained on the cover page of this Statement of Additional Information and the Prospectus.  Such shares are sold at their respective offering prices
(net asset values without sales charges) and redeemed at their respective net asset values as described in the Prospectus. The Company reserves the right to limit the types of separate accounts that may invest in any Portfolio.

|X|   Allocation of Expenses. Each Portfolio pays expenses related to its daily operations, such as custodian bank fees, certain Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of each Portfolio's assets and are not paid directly by shareholders.
However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      For each Portfolio that has more than one class of shares outstanding, the methodology for calculating the net asset value, dividends and distributions of the Portfolio's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of a Portfolio's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share.  The net asset value per share of each Portfolio is determined as of the close of business of the Exchange on each day the Exchange is open.  The calculation is done by dividing the value of a Portfolio's net assets by the number of shares outstanding.  The
Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before or after a U.S. holiday).  All references to time in this
Statement of Additional Information mean "Eastern time". The Exchange's most recent annual announcement (which is subject to change) states that it will close New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.  It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M., on a regular business day.  Because the
Portfolio's net asset values will not be calculated on those days, the
Portfolio's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.  Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the Exchange, will not be reflected in a Portfolio's calculation of its net asset values that day unless the
Manager determines that the event is likely to effect a material change in the value of the security.  The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

      |X| Securities Valuation.  The Company's Board of Directors has
established procedures for the valuation of each Portfolio's securities.  In general those procedures are as follows:

o      Equity securities traded on a U.S. securities exchange or on Nasdaq(R)
are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
               "asked" prices on the valuation date or, if not, at the
               closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
               Board of Directors, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Board of
Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors.  The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity.  Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).  The Manager will monitor the accuracy of the pricing services.  That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      A bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Directors or by the
Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq(R)on the valuation date.  If the put, call or future is not traded on an exchange or on Nasdaq(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers.  In certain cases that may be at the "bid" price if no "asked"
price is available.

      When a Portfolio writes an option, an amount equal to the premium received is included in the Portfolio's Statement of Assets and Liabilities
as an asset.  An equivalent credit is included in the liability section.  The credit is adjusted ("marked-to-market") to reflect the current market value of the option.  In determining the Portfolio's gain on investments, if a call or put written by the Portfolio is exercised, the proceeds are increased by the premium received.  If a call or put written by the Portfolio expires, the
Portfolio has a gain in the amount of the premium.  If the Portfolio enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the Portfolio exercises a put it holds, the amount the
Portfolio receives on its sale of the underlying investment is reduced by the amount of premium paid by the Portfolio.

Dividends, Capital Gains and Taxes

Dividends and Distributions.  The Portfolios have no fixed dividend and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a Portfolio will vary from time to time depending on market conditions, the composition of the
Portfolio's investment portfolio, and expenses borne by the Portfolio or borne separately by a class (if more than one class of shares is outstanding). Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. Dividends on Service shares are expected to be lower because of the additional expenses for those shares.
Dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Taxes. The federal tax treatment of each Portfolio is briefly highlighted in its Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Portfolio. The tax discussion in the
Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional
Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal
Revenue Code described below.

Qualification as a Regulated Investment Company. Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses)
that it distributes to shareholders. That qualification enables a Portfolio to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Internal Revenue Code contains a number of complex tests relating to qualification that the Portfolio might not meet in a particular year. If it did not qualify as a regulated investment company, a Portfolio would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, a Portfolio must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for a taxable year. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions for the taxable year and will therefore count toward satisfaction of this requirement. In addition, a Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      A Portfolio also must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the
Portfolio's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers, as to which a
Portfolio must not have invested more than 5% of the value of its total assets in securities of each such issuer and a it must not hold more than 10%
of the outstanding voting securities of each such issuer. No more than 25% of the value of a Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which a Portfolio controls and which are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S.
government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue
Code, by December 31 each year, a Portfolio must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, a
Portfolio must pay an excise tax on the amounts not distributed. It is presently anticipated that a Portfolio will meet those requirements. To meet this requirement, in certain circumstances a Portfolio might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Portfolios and the Manager might determine in a particular year that it would be in the best interests of shareholders for a Portfolio not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution.

Taxes on Foreign Investments. Investment income received by a Portfolio from sources within certain foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of, or exemption from, taxes on such income.

Additional Information About the Portfolios

The Transfer Agent.  OppenheimerFunds Services, the Company's Transfer Agent,
is a division of the Manager.  It is responsible for maintaining the
Company's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders.  It also handles shareholder servicing and administrative functions.  It serves as the
Transfer Agent for an annual per account fee.  It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

------------------------------------------------------------------------------
Investors under variable annuity  contacts,  variable life insurance  policies and other investment  products  offered by the insurance  companies that offer shares of the  Portfolios  as  investments  for those  products  should direct questions  about their  accounts to the  servicing  agent for their  insurance company, because  OppenheimerFunds  Services does not maintain the records for those annuities, policies or other products.
------------------------------------------------------------------------------

The Custodian Bank.  JPMorgan Chase Bank is the custodian for the Portfolios'
assets.  The custodian's responsibilities include safeguarding and controlling the Portfolios' securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the
Portfolios. It is the practice of the Portfolios to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates.  The Portfolios' cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  Deloitte & Touche LLP serves as the independent registered public accounting firm of the Portfolios.  They audit the Portfolios' financial statements and perform other related audit services.  They also act as independent registered public accounting firm for the Manager and for certain other funds advised by the Manager and its affiliates.  Audit and non-audit services provided to the Portfolios must be pre-approved by the Audit Committee.  Non-audit services provided by Deloitte
& Touche LLP to the Manager and certain related companies must also be pre-approved by the Audit Committee.

                        GOVERNMENT SECURITIES PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF GOVERNMENT SECURITIES PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of
Government Securities Portfolio, a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Government Securities Portfolio as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------
                                                      PRINCIPAL            VALUE
                                                         AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--8.6%
--------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust,
Automobile Mtg.-Backed Nts., Series
2004-2, Cl. A3, 3.58%, 1/15/09                       $   80,000    $      79,900
--------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home
Equity Loan Asset-Backed Certificates:
Series 2003-C, Cl. AF1, 2.14%, 7/25/18                   16,360           16,342
Series 2004-D, Cl. AF1, 2.98%, 4/25/20 1                 36,566           36,448
--------------------------------------------------------------------------------
Chase Funding Mortgage Loan
Asset-Backed Certificates, Home
Equity Mtg. Obligations:
Series 2002-4, Cl. 1A3, 3.44%, 4/25/23                   14,347           14,348
Series 2003-4, Cl. 1A1, 2.538%, 9/25/17 2                10,236           10,241
--------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust,
Automobile Loan Pass-Through
Certificates, Series 2003-B, Cl. A2,
1.28%, 3/15/06                                           11,348           11,342
--------------------------------------------------------------------------------
CitiFinancial Mortgage Securities,
Inc., Home Equity Collateralized
Mtg. Obligations:
Series 2003-2, Cl. AF1, 2.518%, 5/25/33 2                 5,988            5,992
Series 2003-3, Cl. AF1, 2.538%, 8/25/33 2                26,446           26,464
--------------------------------------------------------------------------------
DaimlerChrysler Auto Trust,
Automobile Loan Pass-Through
Certificates:
Series 2003-A, Cl. A2, 1.52%, 12/8/05                    31,454           31,451
Series 2003-A, Cl. A3, 2.12%, 11/8/06                    80,000           79,735
Series 2004-B, Cl. A2, 2.48%, 2/8/07 1                   70,000           69,832
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates:
Series 2002-A, Cl. A4A, 4.36%, 9/15/06                   89,630           90,092
Series 2004-A, Cl. A2, 2.13%, 10/15/06                  150,000          149,416
--------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust,
Motorcycle Receivable Nts., Series
2003-3, Cl. A1, 1.50%, 1/15/08                           68,881           68,637
--------------------------------------------------------------------------------
Honda Auto Receivables Owner
Trust, Automobile Receivable
Obligations, Series 2003-3, Cl. A2,
1.52%, 4/21/06                                           74,116           73,992
--------------------------------------------------------------------------------
Household Automotive Trust,
Automobile Loan Certificates,
Series 2003-2, Cl. A2, 1.56%, 12/18/06                   40,265           40,185
--------------------------------------------------------------------------------
M&I Auto Loan Trust, Automobile
Loan Certificates, Series 2003-1,
Cl. A2, 1.60%, 7/20/06                                    7,733            7,721
--------------------------------------------------------------------------------
Nissan Auto Receivables Owner
Trust, Automobile Receivable Nts.,
Series 2004-A, Cl. A2, 1.40%, 7/17/06                   139,163          138,603
--------------------------------------------------------------------------------
Option One Mortgage Loan Trust,
Home Equity Mtg. Obligations,
Series 2004-3, Cl. A2, 2.568%,
11/25/34 1,2                                             35,308           35,330

                                                      PRINCIPAL            VALUE
                                                         AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Toyota Auto Receivables Owner Trust,
Automobile Mtg.-Backed Obligations:
Series 2002-B, Cl. A3, 3.76%, 6/15/06                $    6,882    $       6,892
Series 2003-B, Cl. A2, 1.43%, 2/15/06                    29,238           29,220
--------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile
Loan Asset-Backed Nts.:
Series 2001-2, Cl. A4, 3.91%, 4/16/07                    15,750           15,782
Series 2002-1, Cl. A3, 2.41%, 10/16/06                   17,041           17,040
Series 2004-1, Cl. A2, 1.43%, 9/15/06                   135,569          135,137
Series 2004-2, Cl. A2, 2.41%, 2/15/07                    80,000           79,747
--------------------------------------------------------------------------------
Volkswagen Auto Lease Trust,
Automobile Lease Asset-Backed
Securities, Series 2004-A, Cl. A2,
2.47%, 1/22/07                                           80,000           79,634
--------------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced
Trust, Automobile Loan Receivable
Certificates, Series 2003-1, Cl. A2,
1.11%, 12/20/05                                          15,031           15,026
--------------------------------------------------------------------------------
Wachovia Auto Owner Trust,
Automobile Receivable Nts.,
Series 2004-B, Cl. A2, 2.40%, 5/21/07                    60,000           59,753
--------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile
Loan Receivable Certificates:
Series 2002-1, Cl. A3, 2.60%, 8/15/06                    88,815           88,824
Series 2003-1, Cl. A2A, 1.40%, 4/15/06                   49,953           49,859
                                                                   -------------
Total Asset-Backed Securities
(Cost $1,566,550)                                                      1,562,985

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--68.4%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--60.3%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--58.4%
Fannie Mae Whole Loan,
Collateralized Mtg. Obligations
Pass-Through Certificates, Trust
2004-W9, Cl. 2A2, 7%, 2/25/44 3                         185,843          197,051
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5%, 1/1/35 3                                          1,271,000        1,262,262
5.50%, 1/1/35 3                                         507,000          515,081
6.50%, 12/1/28                                          162,117          170,487
7%, 3/1/31-11/1/34                                      900,145          954,544
10.50%, 10/1/20                                          12,442           13,948
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Series 2196, Cl. GB, 8%, 3/15/30                         13,394           14,481
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 2046, Cl. G,
6.50%, 4/15/28                                          264,311          274,247

            7 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL            VALUE
                                                         AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp.,
Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through
Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                   $   21,271    $      21,440
Series 2034, Cl. Z, 6.50%, 2/15/28                       28,656           29,761
Series 2053, Cl. Z, 6.50%, 4/15/28                       39,362           41,022
Series 2055, Cl. ZM, 6.50%, 5/15/28                      50,899           52,938
Series 2080, Cl. Z, 6.50%, 8/15/28                       33,498           34,542
Series 2387, Cl. PD, 6%, 4/15/30                         69,857           72,411
Series 2466, Cl. PD, 6.50%, 4/15/30                      18,310           18,399
Series 2498, Cl. PC, 5.50%, 10/15/14                      9,281            9,360
Series 2500, Cl. FD, 2.903%, 3/15/32 2                   25,535           25,635
Series 2526, Cl. FE, 2.803%, 6/15/29 2                   31,488           31,602
Series 2551, Cl. FD, 2.803%, 1/15/33 2                   26,153           26,332
Series 2551, Cl. TA, 4.50%, 2/15/18                       8,303            8,298
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 192, Cl. IO, 3.27%, 2/1/28 4                      15,091            2,805
Series 200, Cl. IO, 2.89%, 1/1/29 4                      18,226            3,494
Series 205, Cl. IO, (0.22)%, 9/1/29 4                   104,908           19,667
Series 2074, Cl. S, 11.86%, 7/17/28 4                    18,898            2,434
Series 2079, Cl. S, 10.47%, 7/17/28 4                    30,051            3,915
Series 2526, Cl. SE, 17.17%, 6/15/29 4                   51,863            4,216
Series 2819, Cl. S, 13.83%, 6/15/34 4                   470,858           45,570
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 1/1/20 3                                         408,000          406,725
5%, 1/1/20-1/1/35 3                                     500,000          503,528
5.50%, 3/1/33-1/1/34                                    634,116          644,669
5.50%, 1/1/35 3                                       1,423,000        1,444,789
6%, 8/1/24                                               64,325           66,950
6%, 1/1/35 3                                          1,015,000        1,049,573
6.50%, 2/1/09-10/1/30                                   223,170          235,089
6.50%, 1/1/35 3                                         557,000          584,154
7%, 11/1/13-8/1/34                                      839,233          891,433
7%, 8/1/28-6/1/32 3                                     279,684          296,842
7.50%, 9/1/22-2/1/27                                     46,514           50,031
8.50%, 7/1/32                                             5,239            5,692
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1998-63, Cl. PG, 6%, 3/25/27                       18,551           18,639
Trust 2001-50, Cl. NE, 6%, 8/25/30                       35,711           36,204
Trust 2001-70, Cl. LR, 6%, 9/25/30                       36,845           37,567
Trust 2001-72, Cl. NH, 6%, 4/25/30                       30,963           31,665
Trust 2001-74, Cl. PD, 6%, 5/25/30                       10,959           11,108
Trust 2002-50, Cl. PD, 6%, 9/25/27                       20,478           20,492
Trust 2002-77, Cl. WF, 2.81%, 12/18/32 2                 41,739           41,986
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                    56,350           56,473
Trust 2003-81, Cl. PA, 5%, 2/25/12                       17,024           17,087
Trust 2004-101, Cl. BG, 5%, 1/25/20                      67,000           67,586

                                                      PRINCIPAL            VALUE
                                                         AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., Gtd
Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Interest-Only
Stripped Mtg.-Backed Security:
Trust 319, Cl. 2, (3.22)%, 2/1/32 4                  $   32,288    $       6,206
Trust 2002-28, Cl. SA, 12.58%, 4/25/32 4                 26,956            2,679
Trust 2002-38, Cl. SO, 19.60%, 4/25/32 4                 66,897            5,379
Trust 2002-39, Cl. SD, 9.37%, 3/18/32 4                  44,234            4,563
Trust 2002-48, Cl. S, 10.91%, 7/25/32 4                  45,399            4,741
Trust 2002-52, Cl. SL, 11.27%, 9/25/32 4                 27,860            2,928
Trust 2002-53, Cl. SK, 9.30%, 4/25/32 4                 154,125           16,250
Trust 2002-56, Cl. SN, 13.38%, 7/25/32 4                 61,900            6,483
Trust 2002-77, Cl. IS, 15.90%, 12/18/32 4               113,973           12,016
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 221, Cl. 2, (1.23)%, 5/1/23 4                      32,891            6,360
Trust 240, Cl. 2, 3.35%, 9/1/23 4                        48,195            9,178
Trust 301, Cl. 2, (3.70)%, 4/1/29 4                      45,930            8,718
Trust 321, Cl. 2, (3.53)%, 3/1/32 4                     141,161           28,052
Trust 324, Cl. 2, (9.51)%, 6/1/32 4                     176,088           35,852
Trust 333, Cl. 2, 2.05%, 3/1/33 4                       111,797           24,178
Trust 2001-63, Cl. SD, 17.40%, 12/18/31 4                41,158            4,355
Trust 2001-68, Cl. SC, 13.63%, 11/25/31 4                30,333            3,300
Trust 2001-81, Cl. S, 13.68%, 1/25/32 4                  36,528            4,455
Trust 2002-9, Cl. MS, 10.62%, 3/25/32 4                  52,245            5,699
Trust 2002-77, Cl. SH, 21.15%, 12/18/32 4                42,918            4,346
                                                                   -------------
                                                                      10,569,962

--------------------------------------------------------------------------------
GNMA/GUARANTEED--1.9%
Government National Mortgage
Assn., 7%, 10/15/23-3/15/26                             291,884          311,802
--------------------------------------------------------------------------------
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 1998-19, Cl. SB, 10.70%, 7/16/28 4                61,484            8,029
Series 2001-21, Cl. SB, 14.94%, 1/16/27 4               312,069           29,847
                                                                   -------------
                                                                         349,678

--------------------------------------------------------------------------------
PRIVATE--8.1%
--------------------------------------------------------------------------------
COMMERCIAL--8.1%
Banc of America Commercial
Mortgage, Inc., Commercial Mtg
Pass-Through Certificates, Series
2004-6, Cl. A3, 4.512%, 12/10/42                         60,000           60,000
--------------------------------------------------------------------------------
Bank of America Mortgage Securities,
Inc., Collateralized Mtg. Obligations
Pass-Through Certificates:
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34                  64,006           64,046
Series 2004-G, Cl. 2A1, 2.469%, 8/25/34                  44,807           44,719
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                  125,899          128,625
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                   92,904           96,533

                                                      PRINCIPAL            VALUE
                                                         AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL Continued
First Union National Bank/Lehman
Brothers/Bank of America Commercial
Mtg. Trust, Pass-Through Certificates,
Series 1998-C2, Cl. A2, 6.56%, 11/18/35              $   50,000    $      53,788
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg. Obligations,
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                  50,000           50,664
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg
Obligations, Series 2004-C3, Cl. A4,
4.547%, 12/10/41                                         40,000           40,105
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg
Pass-Through Certificates, Series
1997-C1, Cl. A3, 6.869%, 7/15/29                         40,886           43,281
--------------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
Commercial Mtg. Pass-Through
Certificates:
Series 2004-C1, Cl. A1, 3.659%,
10/10/28                                                 49,656           49,117
Series 2004-GG2, Cl. A3, 4.602%,
8/10/38                                                  30,000           30,609
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust,
Pass-Through Collateralized Mtg
Obligations, Series 2004-6, Cl. 10A1,
6%, 7/25/34                                             123,341          127,361
--------------------------------------------------------------------------------
Mastr Seasoned Securities Trust,
Collateralized Mtg. Obligations,
Series 2004-2, Cl. PT65, 6.50%, 12/1/34 3               179,000          184,342
--------------------------------------------------------------------------------
Nomura Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                           50,000           54,114
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1,
Cl. A2, 7.306%, 10/6/15                                  96,000          110,663
--------------------------------------------------------------------------------
Washington Mutual Mortgage
Securities Corp., Collateralized Mtg
Pass-Through Certificates, Series
2003-AR12, Cl. A2, 2.446%, 2/25/34 2                      1,226            1,226
--------------------------------------------------------------------------------
Wells Fargo Mortgage Backed
Securities Trust, Collateralized Mtg
Obligations:
Series 2004-DD, Cl. 2 A1, 4.548%,
1/25/35                                                 140,000          140,230
Series 2004-N, Cl. A10, 3.803%,
8/25/34 1                                               116,893          117,278
Series 2004-W, Cl. A2, 4.635%,
11/25/34 2                                               67,248           67,433
                                                                   -------------
                                                                       1,464,134

                                                      PRINCIPAL            VALUE
                                                         AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
OTHER--0.0%
CIT Equipment Collateral, Equipment
Receivable-Backed Nts., Series
2003-EF1, Cl. A2, 1.49%, 12/20/05                    $    6,499    $       6,500
                                                                   -------------
Total Mortgage-Backed Obligations
(Cost $12,330,091)                                                    12,390,274

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--47.3%
--------------------------------------------------------------------------------
Federal Home Loan Bank Bonds,
3.125%, 9/15/06                                       1,910,000        1,908,791
--------------------------------------------------------------------------------
Federal Home Loan Bank Unsec
Bonds, 2.75%, 10/15/06 5                                430,000          426,782
--------------------------------------------------------------------------------
Federal National Mortgage Assn
Unsec. Nts.:
4.25%, 7/15/07                                           40,000           40,863
6%, 5/15/08                                             770,000          829,185
7.25%, 1/15/10-5/15/30                                1,260,000        1,461,565
--------------------------------------------------------------------------------
Resolution Funding Corp. Federal
Book Entry Principal Strips, 5.85%,
1/15/21 6                                               215,000           94,382
--------------------------------------------------------------------------------
Resolution Funding Corp. Strip
Bonds, 6.23%, 7/15/05 6                                 489,000          482,565
--------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
7.125%, 5/1/30                                           40,000           49,918
Series A, 6.79%, 5/23/12                                908,000        1,047,073
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.50%, 8/15/28                                           62,000           67,125
9.25%, 2/15/16                                        1,080,000        1,541,996
STRIPS, 4.41%, 2/15/16 6                                570,000          343,427
--------------------------------------------------------------------------------
U.S. Treasury Nts., 2.75%, 7/31/06                      271,000          270,208
                                                                   -------------
Total U.S. Government Obligations
(Cost $8,530,000)                                                      8,563,880

--------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--1.2%
--------------------------------------------------------------------------------
United States (Government of)
Gtd. Israel Aid Bonds, 5.50%,
12/4/23 (Cost $199,243)                                 200,000          209,650

--------------------------------------------------------------------------------
SHORT-TERM NOTES--2.8%
--------------------------------------------------------------------------------
Federal Home Loan Bank, 1.05%,
1/3/05 (Cost $499,971)                                  500,000          499,971

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--5.2%
--------------------------------------------------------------------------------
Undivided interest of 0.07% in joint repurchase
agreement (Principal Amount/Value $1,443,703,000,
with a maturity value of $1,443,962,867) with
UBS Warburg LLC, 2.16%, dated 12/31/04, to be
repurchased at $945,170 on 1/3/05, collateralized
by Federal National Mortgage Assn., 5%--6%,
4/1/34--10/1/34, with a value of
$1,474,609,071 (Cost $945,000)                          945,000          945,000

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
Total Investments, at Value (excluding
Investments Purchased with Cash
Collateral from Securities Loaned)
(Cost $24,070,855)                                                 $ 24,171,760

--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--1.0%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.0%
Undivided interest of 0.01% in joint repurchase
agreement (Principal Amount/Value $2,800,000,000,
with a maturity value of $2,800,550,669) with
Nomura Securities, 2.36%, dated 12/31/04, to be
repurchased at $171,549 on 1/3/05, collateralized
by U.S. Government Mortgage Agencies,
2.58%-7.50%, 1/15/08-10/15/44, with
a value of $2,908,566,289 7
(Cost $171,515)                                      $  171,515         171,515

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $24,242,370)                                        134.5%     24,343,275
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                     (34.5)     (6,240,099)
                                                     ---------------------------
NET ASSETS                                                100.0%   $ 18,103,176
                                                     ===========================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Illiquid security. The aggregate value of illiquid securities as of December
31, 2004 was $258,888, which represents 1.43% of the Portfolio's net assets. See
Note 7 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. When-issued security or forward commitment to be delivered and settled after
December 31, 2004. See Note 1 of Notes to Financial Statements.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $315,716 or 1.74% of the Portfolio's net assets as of December 31, 2004.

5. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $34,738. See Note 5 of Notes to Financial Statements.

6. Zero coupon bond reflects effective yield on the date of purchase.

7. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8 of Notes to Financial
Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------
Investments, at value (including securities loaned of $3,526,856) (cost $24,242,370)
--see accompanying statement of investments                                                            $   24,343,275
---------------------------------------------------------------------------------------------------------------------
Cash                                                                                                          250,437
---------------------------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                                            3,423,902
---------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                                       2,508
---------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis or forward commitment                                               1,920,200
Interest and principal paydowns                                                                               139,063
Futures margins                                                                                                 5,625
Shares of capital stock sold                                                                                      303
Other                                                                                                           2,911
                                                                                                       --------------
Total assets                                                                                               30,088,224

---------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                  3,595,417
---------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis or forward commitment                                          8,364,297
Shareholder communications                                                                                      6,526
Directors' compensation                                                                                         3,887
Transfer and shareholder servicing agent fees                                                                     833
Shares of capital stock redeemed                                                                                  222
Other                                                                                                          13,866
                                                                                                       --------------
Total liabilities                                                                                          11,985,048

---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $   18,103,176
                                                                                                       ==============

---------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                                   $       16,234
---------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                 16,809,022
---------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                             572,514
---------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                                  587,272
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                    118,134
                                                                                                       --------------
NET ASSETS--applicable to 16,233,860 shares of capital stock outstanding                               $   18,103,176
                                                                                                       ==============

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                               $         1.12

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------
Interest                                                                                               $     676,988
---------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                         2,975
---------------------------------------------------------------------------------------------------------------------
Fee income                                                                                                       158
                                                                                                       --------------
Total investment income                                                                                      680,121

---------------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------------
Management fees                                                                                               96,956
---------------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                                       15,000
---------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                   12,918
---------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                 10,000
---------------------------------------------------------------------------------------------------------------------
Shareholder communications                                                                                     8,477
---------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                    5,486
---------------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                                        5,039
---------------------------------------------------------------------------------------------------------------------
Other                                                                                                          3,230
                                                                                                       --------------
Total expenses                                                                                               157,106
Less reduction to custodian expenses                                                                            (302)
                                                                                                       --------------
Net expenses                                                                                                 156,804

---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                        523,317

---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                                                  927,456
Closing of futures contracts                                                                                    (632)
Swap contracts                                                                                                14,753
                                                                                                       --------------
Net realized gain                                                                                            941,577
---------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                                 (747,341)
Futures contracts                                                                                             26,789
Swap contracts                                                                                                 2,011
                                                                                                       --------------
Net change in unrealized appreciation                                                                       (718,541)

---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $     746,353
                                                                                                       ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                 2004             2003
--------------------------------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income                                                          $     523,317    $     711,878
--------------------------------------------------------------------------------------------------------------
Net realized gain                                                                    941,577          773,367
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                               (718,541)      (1,068,856)
                                                                               -------------------------------
Net increase in net assets resulting from operations                                 746,353          416,389

--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                (685,809)        (899,661)
--------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                (400,683)              --

--------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital stock transactions              (1,093,333)      (1,926,494)

--------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------
Total decrease                                                                    (1,433,472)      (2,409,766)
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                               19,536,648       21,946,414
                                                                               -------------------------------
End of period (including accumulated net investment income
of $572,514 and $684,793, respectively)                                        $  18,103,176    $  19,536,648
                                                                               ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                     2004          2003         2002          2001           2000
---------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    1.14     $    1.16     $   1.11     $    1.10     $     1.05
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .03 1         .04          .05           .04            .07
Net realized and unrealized gain (loss)                      .01          (.01)         .06           .04            .05
                                                       --------------------------------------------------------------------
Total from investment operations                             .04           .03          .11           .08            .12
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.04)         (.05)        (.06)         (.07)          (.07)
Distributions from net realized gain                        (.02)           --           --            --             --
                                                       --------------------------------------------------------------------
Total dividends and distributions to shareholders           (.06)         (.05)        (.06)         (.07)          (.07)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    1.12     $    1.14     $   1.16     $    1.11     $     1.10
                                                       ====================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          4.17%         2.58%       10.06%         7.23%         12.36%

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $  18,103     $  19,537     $ 21,946     $  18,984     $   18,904
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $  18,464     $  20,743     $ 20,347     $  18,805     $   18,702
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       2.83%         3.43%        4.42%         3.49%          6.07%
Total expenses                                              0.85% 4       0.84% 4      0.77% 4       0.79% 4        0.74% 4
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       99% 5         43%          25%           19%            31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$121,615,587 and $127,136,434, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Government Securities Portfolio (the Portfolio) is a series of Panorama Series
Fund, Inc. (the Company) which is registered under the Investment Company Act of
1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 80% of its net assets, plus borrowings for investment purposes, under normal market conditions)
in U.S. government securities and U.S. government-related securities. The
Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual
Life Insurance Co., an affiliate of the investment advisor.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00
P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of
Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the
Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. The Portfolio may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31,
2004, the Portfolio had purchased $8,364,297 of securities on a when-issued basis or forward commitment and sold $1,920,200 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The
Portfolio records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
UNDISTRIBUTED      UNDISTRIBUTED           ACCUMULATED       OTHER INVESTMENTS
NET INVESTMENT         LONG-TERM                  LOSS      FOR FEDERAL INCOME
INCOME                      GAIN    CARRYFORWARD 1,2,3            TAX PURPOSES
------------------------------------------------------------------------------
$808,343                $390,367               $17,893                 $99,747

1. The Portfolio had $17,893 of straddle losses which were deferred.

2. During the fiscal year ended December 31, 2004, the Portfolio did not utilize any capital loss carryforward.

3. During the fiscal year ended December 31, 2003, the Portfolio utilized
$531,781 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
Accordingly, the following amounts have been reclassified for December 31, 2004.
Net assets of the Portfolio were unaffected by the reclassifications.

                                   INCREASE TO               REDUCTION TO
                                   ACCUMULATED            ACCUMULATED NET
      INCREASE TO               NET INVESTMENT              REALIZED GAIN
      PAID-IN CAPITAL                   INCOME           ON INVESTMENTS 4
      -------------------------------------------------------------------
      $28,813                          $50,213                    $79,026

4. $28,813, including $18,145 of long-term capital gain, was distributed in connection with Portfolio share redemptions.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                    YEAR ENDED                YEAR ENDED
                             DECEMBER 31, 2004         DECEMBER 31, 2003
    --------------------------------------------------------------------
    Distributions paid from:
    Ordinary income               $    685,809               $   899,661
    Long-term capital gain             400,683                        --
                                  --------------------------------------
    Total                         $  1,086,492               $   899,661
                                  ======================================

            16 | GOVERNMENT SECURITIES PORTFOLIO

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities            $  24,242,369
            Federal tax cost of other investments        (1,875,458)
                                                      --------------
            Total federal tax cost                    $  22,366,911
                                                      ==============

            Gross unrealized appreciation             $     163,345
            Gross unrealized depreciation                   (63,598)
                                                      --------------
            Net unrealized appreciation               $      99,747
                                                      ==============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the Portfolios selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.
--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                            YEAR ENDED DECEMBER 31, 2004    YEAR ENDED DECEMBER 31, 2003
                                                 SHARES           AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------

Sold                                            258,932     $    284,649         627,258    $    727,437
Dividends and/or distributions reinvested       987,719        1,086,492         796,160         899,661
Redeemed                                     (2,207,520)      (2,464,474)     (3,122,195)     (3,553,592)
                                             ------------------------------------------------------------
Net decrease                                   (960,869)    $ (1,093,333)     (1,698,777)   $ (1,926,494)
                                             ============================================================
--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended
December 31, 2004, were $8,654,450 and $7,831,328, respectively. There were purchases of $8,075,957 and sales of $10,249,676 of U.S. government and government agency obligations for the year ended December 31, 2004. In addition, there were purchases of $121,615,587 and sales of $127,136,434 of To Be
Announced (TBA) mortgage related securities for the year ended December 31,
2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.525% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Portfolio pays the Manager a fee of $1,500 per year for preparing and filing the Portfolio's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The
Portfolio pays OFS a per account fee. For the year ended December 31, 2004, the
Portfolio paid $10,000 to OFS for services to the Portfolio.

      Additionally, Portfolios offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The
Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.

      The Portfolio generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin)
are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2004, the Portfolio had outstanding futures contracts as follows:

                                                                                          UNREALIZED
                                  EXPIRATION     NUMBER OF        VALUATION AS OF       APPRECIATION
CONTRACT DESCRIPTION                   DATES     CONTRACTS      DECEMBER 31, 2004     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Long Bonds                      3/21/05            12           $  1,350,000          $  17,532
                                                                                           ----------
CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.            3/31/05             6              1,257,563                (56)
U.S. Treasury Nts., 5 yr.            3/21/05            18              1,971,563             (2,755)
                                                                                           ----------
                                                                                              (2,811)
                                                                                           ----------
                                                                                           $  14,721
                                                                                          ==========
--------------------------------------------------------------------------------
6. TOTAL RETURN SWAP CONTRACTS
The Portfolio may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Portfolio records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Portfolio at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

As of December 31, 2004, the Portfolio had entered into the following total return swap agreements:

                                              PAID BY            RECEIVED BY
                       NOTIONAL      THE PORTFOLIO AT       THE PORTFOLIO AT      TERMINATION        UNREALIZED
SWAP COUNTERPARTY        AMOUNT     DECEMBER 31, 2004      DECEMBER 31, 2004            DATES      APPRECIATION
----------------------------------------------------------------------------------------------------------------

                                                                    Value of
                                            One-Month        total return of
                                        LIBOR less 50       Lehman Brothers
Deutsche Bank AG       $270,000          basis points             CMBS Index           1/1/05          $  1,345
                                                                    Value of
                                                             total return of
Goldman Sachs                               One-Month        Lehman Brothers
Capital Markets LP      270,000             LIBOR BBA             CMBS Index          3/31/05             1,163
                                                                                                       ---------
                                                                                                       $  2,508
                                                                                                       =========

INDEX ABBREVIATIONS ARE AS FOLLOWS:

CMBS        Commercial Mortgage Backed Securities Markets
LIBOR       London-Interbank Offered Rate
LIBOR BBA   London-Interbank Offered Rate British Bankers Association

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES
As of December 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities.
--------------------------------------------------------------------------------
8. SECURITIES LENDING
The Portfolio lends portfolio securities from time to time in order to earn additional income. In return, the Portfolio receives collateral in the form of
US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The
Portfolio retains a portion of the interest earned from the collateral. The
Portfolio also continues to receive interest or dividends paid on the securities loaned. As of December 31, 2004, the Portfolio had on loan securities valued at
$3,526,856. Cash of $3,595,417 was received as collateral for the loans, of which $171,515 was invested in approved instruments.
-------------------------------------------------------------------------------
9. LITIGATION
A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                       GROWTH PORTFOLIO

EPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Growth
Portfolio, a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Growth Portfolio as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

/s/ DELOITTE & TOUCH LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--99.1%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--12.4%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.2%
ArvinMeritor, Inc.                                        1,100   $      24,607
--------------------------------------------------------------------------------
Autoliv, Inc.                                             3,100         149,730
--------------------------------------------------------------------------------
Dana Corp.                                                7,500         129,975
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. 1                           6,000          87,960
--------------------------------------------------------------------------------
Lear Corp.                                                  200          12,202
--------------------------------------------------------------------------------
Visteon Corp.                                             3,000          29,310
                                                                  --------------
                                                                        433,784

--------------------------------------------------------------------------------
AUTOMOBILES--0.5%
Ford Motor Co.                                           28,911         423,257
--------------------------------------------------------------------------------
General Motors Corp.                                      4,800         192,288
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                     4,700         285,525
--------------------------------------------------------------------------------
Thor Industries, Inc.                                       400          14,820
--------------------------------------------------------------------------------
Winnebago Industries, Inc.                                1,100          42,966
                                                                  --------------
                                                                        958,856

--------------------------------------------------------------------------------
DISTRIBUTORS--0.0%
Genuine Parts Co.                                           900          39,654
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.3%
Applebee's International, Inc.                            1,350          35,708
--------------------------------------------------------------------------------
Aztar Corp. 1                                               300          10,476
--------------------------------------------------------------------------------
Caesars Entertainment, Inc. 1                             5,500         110,770
--------------------------------------------------------------------------------
CBRL Group, Inc.                                          2,200          92,070
--------------------------------------------------------------------------------
CEC Entertainment, Inc. 1                                 2,750         109,918
--------------------------------------------------------------------------------
Choice Hotels International, Inc.                           500          29,000
--------------------------------------------------------------------------------
Darden Restaurants, Inc.                                    900          24,966
--------------------------------------------------------------------------------
International Game Technology                             8,300         285,354
--------------------------------------------------------------------------------
Mandalay Resort Group                                     2,500         176,075
--------------------------------------------------------------------------------
Marriott International, Inc., Cl. A                       5,400         340,092
--------------------------------------------------------------------------------
McDonald's Corp.                                         17,900         573,874
--------------------------------------------------------------------------------
MGM Mirage, Inc. 1                                          800          58,192
--------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc. 1                           300          16,905
--------------------------------------------------------------------------------
Rare Hospitality International, Inc. 1                      750          23,895
--------------------------------------------------------------------------------
Sonic Corp. 1                                               300           9,150
--------------------------------------------------------------------------------
Starbucks Corp. 1                                         2,900         180,844
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                         4,300         202,874
                                                                  --------------
                                                                      2,280,163

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.8%
American Greetings Corp., Cl. A                           2,500          63,375
--------------------------------------------------------------------------------
Beazer Homes USA, Inc.                                      300          43,863
--------------------------------------------------------------------------------
Black & Decker Corp.                                   1,600         141,328
--------------------------------------------------------------------------------
Cavco Industries, Inc. 1                                    160           7,192
--------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                               1,200          48,024

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES Continued
Furniture Brands International, Inc.                        800   $      20,040
--------------------------------------------------------------------------------
Harman International Industries, Inc.                       600          76,200
--------------------------------------------------------------------------------
Hovnanian Enterprises, Inc., Cl. A 1                        200           9,904
--------------------------------------------------------------------------------
KB Home                                                   1,400         146,160
--------------------------------------------------------------------------------
Leggett & Platt, Inc.                                  2,700          76,761
--------------------------------------------------------------------------------
Lennar Corp., Cl. B                                       1,180          61,608
--------------------------------------------------------------------------------
M.D.C. Holdings, Inc.                                     1,543         133,377
--------------------------------------------------------------------------------
Meritage Homes Corp. 1                                      900         101,430
--------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                   7,800         188,682
--------------------------------------------------------------------------------
NVR, Inc. 1                                                 100          76,940
--------------------------------------------------------------------------------
Ryland Group, Inc. (The)                                  1,600          92,064
--------------------------------------------------------------------------------
Stanley Works (The)                                       1,400          68,586
--------------------------------------------------------------------------------
Whirlpool Corp.                                           1,000          69,210
                                                                  --------------
                                                                      1,424,744

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.7%
Amazon.com, Inc. 1                                        2,800         124,012
--------------------------------------------------------------------------------
eBay, Inc. 1                                              7,900         918,612
--------------------------------------------------------------------------------
IAC/InterActiveCorp 1                                    10,600         292,772
                                                                  --------------
                                                                      1,335,396

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Action Performance Cos., Inc.                             5,500          60,445
--------------------------------------------------------------------------------
Eastman Kodak Co.                                         1,900          61,275
--------------------------------------------------------------------------------
Hasbro, Inc.                                              3,900          75,582
--------------------------------------------------------------------------------
Leapfrog Enterprises, Inc. 1                                300           4,080
--------------------------------------------------------------------------------
Marvel Enterprises, Inc. 1                                1,700          34,816
--------------------------------------------------------------------------------
Nautilus Group, Inc. (The)                                  900          21,753
--------------------------------------------------------------------------------
SCP Pool Corp.                                              700          22,330
                                                                  --------------
                                                                        280,281

--------------------------------------------------------------------------------
MEDIA--3.7%
Charter Communications, Inc., Cl. A 1                    19,000          42,560
--------------------------------------------------------------------------------
Clear Channel Communications, Inc.                        8,700         291,363
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 1                                   43,227       1,438,595
--------------------------------------------------------------------------------
EchoStar Communications Corp., Cl. A                      4,400         146,256
--------------------------------------------------------------------------------
Fox Entertainment Group, Inc., A Shares 1                   300           9,378
--------------------------------------------------------------------------------
Gannett Co., Inc.                                           900          73,530
--------------------------------------------------------------------------------
Getty Images, Inc. 1                                        900          61,965
--------------------------------------------------------------------------------
Knight-Ridder, Inc.                                       1,100          73,634
--------------------------------------------------------------------------------
Martha Stewart Living Omnimedia,
Inc., Cl. A 1                                             1,700          49,334
--------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                              4,400         402,776
--------------------------------------------------------------------------------
Pixar, Inc. 1                                               200          17,122
--------------------------------------------------------------------------------
Time Warner, Inc. 1                                      89,100       1,732,104
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B                                      26,804         975,398
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                    45,900       1,276,020

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
Westwood One, Inc. 1                                      2,100   $      56,553
                                                                  --------------
                                                                      6,646,588

--------------------------------------------------------------------------------
MULTILINE RETAIL--0.9%
Dillard's, Inc., Cl. A                                    2,700          72,549
--------------------------------------------------------------------------------
Federated Department Stores, Inc.                         4,900         283,171
--------------------------------------------------------------------------------
J.C. Penney Co., Inc. (Holding Co.)                       9,100         376,740
--------------------------------------------------------------------------------
Kmart Holding Corp. 1                                     1,100         108,845
--------------------------------------------------------------------------------
Kohl's Corp. 1                                              400          19,668
--------------------------------------------------------------------------------
Neiman Marcus Group, Inc. (The), Cl. A                      200          14,308
--------------------------------------------------------------------------------
Nordstrom, Inc.                                           3,100         144,863
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                   3,800         193,914
------------------------------------------------------------------------------
Target Corp.                                              7,700         399,861
                                                                  --------------
                                                                      1,613,919

--------------------------------------------------------------------------------
SPECIALTY RETAIL--3.7%
Abercrombie & Fitch Co., Cl. A                         3,800         178,410
--------------------------------------------------------------------------------
Aeropostale, Inc. 1                                       2,600          76,518
--------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                           3,300         155,430
--------------------------------------------------------------------------------
AnnTaylor Stores Corp. 1                                  2,500          53,825
--------------------------------------------------------------------------------
AutoNation, Inc. 1                                        2,000          38,420
--------------------------------------------------------------------------------
Barnes & Noble, Inc. 1                                 1,700          54,859
--------------------------------------------------------------------------------
bebe stores, inc                                            450          12,141
--------------------------------------------------------------------------------
Bed Bath & Beyond, Inc. 1                              4,200         167,286
--------------------------------------------------------------------------------
Best Buy Co., Inc.                                        4,700         279,274
--------------------------------------------------------------------------------
Blockbuster, Inc., Cl. B                                  6,351          55,952
--------------------------------------------------------------------------------
Borders Group, Inc.                                       5,200         132,080
--------------------------------------------------------------------------------
Children's Place Retail Stores, Inc. 1                      600          22,218
--------------------------------------------------------------------------------
Christopher & Banks Corp.                                400           7,380
--------------------------------------------------------------------------------
Circuit City Stores, Inc./
Circuit City Group                                       10,500         164,220
--------------------------------------------------------------------------------
Claire's Stores, Inc.                                     4,900         104,125
--------------------------------------------------------------------------------
Electronics Boutique Holdings Corp. 1                       600          25,764
--------------------------------------------------------------------------------
Finish Line, Inc. (The), Cl. A                              800          14,640
--------------------------------------------------------------------------------
Gap, Inc. (The)                                          16,000         337,920
--------------------------------------------------------------------------------
Hollywood Entertainment Corp. 1                           1,500          19,635
--------------------------------------------------------------------------------
Home Depot, Inc.                                         49,300       2,107,082
--------------------------------------------------------------------------------
Hot Topic, Inc. 1                                         1,500          25,785
--------------------------------------------------------------------------------
Limited Brands, Inc.                                      8,900         204,878
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                         7,500         431,925
--------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The) 1                               600          19,176
--------------------------------------------------------------------------------
Michaels Stores, Inc.                                     3,700         110,889
--------------------------------------------------------------------------------
Office Depot, Inc. 1                                      8,800         152,768
--------------------------------------------------------------------------------
Pacific Sunwear of California, Inc. 1                     4,925         109,631
--------------------------------------------------------------------------------
Petco Animal Supplies, Inc. 1                               400          15,792
--------------------------------------------------------------------------------
PETsMART, Inc.                                            1,100          39,083

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Pier 1 Imports, Inc.                                        200   $       3,940
--------------------------------------------------------------------------------
Rent-A-Center, Inc. 1                                       500          13,250
--------------------------------------------------------------------------------
Sherwin-Williams Co.                                      2,900         129,427
--------------------------------------------------------------------------------
Staples, Inc.                                            14,300         482,053
--------------------------------------------------------------------------------
Talbots, Inc. (The)                                       2,300          62,629
--------------------------------------------------------------------------------
Tiffany & Co.                                          2,200          70,334
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                     14,700         369,411
--------------------------------------------------------------------------------
Too, Inc. 1                                               1,500          36,690
--------------------------------------------------------------------------------
Toys R Us, Inc. 1                                         7,800         159,666
--------------------------------------------------------------------------------
Urban Outfitters, Inc. 1                                    900          39,960
--------------------------------------------------------------------------------
Zale Corp. 1                                              2,800          83,636
                                                                  -------------
                                                                      6,568,102

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.4%
Coach, Inc. 1                                             2,100         118,440
--------------------------------------------------------------------------------
Deckers Outdoor Corp. 1                                     200           9,398
--------------------------------------------------------------------------------
Jones Apparel Group, Inc.                                 3,300         120,681
--------------------------------------------------------------------------------
Nike, Inc., Cl. B                                         2,100         190,449
--------------------------------------------------------------------------------
Timberland Co., Cl. A 1                                   2,200         137,874
--------------------------------------------------------------------------------
VF Corp.                                                  1,800          99,684
                                                                  --------------
                                                                        676,526

--------------------------------------------------------------------------------
CONSUMER STAPLES--8.8%
--------------------------------------------------------------------------------
BEVERAGES--2.3%
Anheuser-Busch Cos., Inc.                                 5,500         279,015
--------------------------------------------------------------------------------
Brown-Forman Corp., Cl. B                                   300          14,604
--------------------------------------------------------------------------------
Coca-Cola Co. (The)                                      40,200       1,673,526
--------------------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The)                          4,900         132,496
--------------------------------------------------------------------------------
PepsiAmericas, Inc.                                         200           4,248
--------------------------------------------------------------------------------
PepsiCo, Inc.                                            39,320       2,052,504
                                                                  --------------
                                                                      4,156,393

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.3%
BJ's Wholesale Club, Inc. 1                               2,300          66,999
--------------------------------------------------------------------------------
Costco Wholesale Corp.                                    5,300         256,573
--------------------------------------------------------------------------------
Kroger Co. (The) 1                                        4,700          82,438
--------------------------------------------------------------------------------
Rite Aid Corp. 1                                          8,800          32,208
--------------------------------------------------------------------------------
Safeway, Inc. 1                                           3,700          73,038
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                           3,400         117,368
--------------------------------------------------------------------------------
Sysco Corp.                                              12,000         458,040
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                    48,700       2,572,334
--------------------------------------------------------------------------------
Walgreen Co.                                             10,400         399,048
--------------------------------------------------------------------------------
Whole Foods Market, Inc.                                    400          38,140
                                                                  --------------
                                                                      4,096,186

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
Archer-Daniels-Midland Co.                                4,600   $     102,626
--------------------------------------------------------------------------------
ConAgra Foods, Inc.                                       1,300          38,285
--------------------------------------------------------------------------------
Corn Products International, Inc.                           500          26,780
--------------------------------------------------------------------------------
Heinz (H.J.) Co.                                          9,200         358,708
--------------------------------------------------------------------------------
Kellogg Co.                                                 300          13,398
--------------------------------------------------------------------------------
Kraft Foods, Inc., Cl. A 1                                4,100         146,001
--------------------------------------------------------------------------------
Pilgrim's Pride Corp., Cl. B                                400          12,272
--------------------------------------------------------------------------------
Sara Lee Corp.                                           11,900         287,266
--------------------------------------------------------------------------------
Smithfield Foods, Inc. 1                                    100           2,959
--------------------------------------------------------------------------------
Tyson Foods, Inc., Cl. A                                  6,300         115,920
--------------------------------------------------------------------------------
Wm. Wrigley Jr. Co.                                         600          41,514
                                                                  --------------
                                                                      1,145,729

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.8%
Clorox Co. (The)                                            800          47,144
--------------------------------------------------------------------------------
Energizer Holdings, Inc. 1                                1,200          59,628
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                      6,200         408,022
--------------------------------------------------------------------------------
Nu Skin Asia Pacific, Inc., Cl. A                         1,500          38,070
--------------------------------------------------------------------------------
Procter & Gamble Co. (The)                            46,600       2,566,728
--------------------------------------------------------------------------------
Rayovac Corp. 1                                             800          24,448
                                                                  --------------
                                                                      3,144,040

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.5%
Avon Products, Inc.                                       3,600         139,320
--------------------------------------------------------------------------------
Estee Lauder Cos., Inc. (The), Cl. A                      5,800         265,466
--------------------------------------------------------------------------------
Gillette Co.                                              9,100         407,498
--------------------------------------------------------------------------------
NBTY, Inc. 1                                                300           7,203
                                                                  --------------
                                                                        819,487

--------------------------------------------------------------------------------
TOBACCO--1.3%
Altria Group, Inc.                                       36,500       2,230,150
--------------------------------------------------------------------------------
Reynolds American, Inc.                                     700          55,020
--------------------------------------------------------------------------------
UST, Inc.                                                 1,300          62,543
                                                                  --------------
                                                                      2,347,713

--------------------------------------------------------------------------------
ENERGY--7.8%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.5%
Atwood Oceanics, Inc. 1                                     400          20,840
--------------------------------------------------------------------------------
BJ Services Co.                                           1,900          88,426
--------------------------------------------------------------------------------
Cal Dive International, Inc. 1                            1,600          65,200
--------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                           4,000         160,200
--------------------------------------------------------------------------------
Grant Prideco, Inc. 1                                     3,200          64,160
--------------------------------------------------------------------------------
Halliburton Co.                                           3,800         149,112
--------------------------------------------------------------------------------
Hydril Co. 1                                                200           9,102
--------------------------------------------------------------------------------
Lone Star Technologies, Inc. 1                              800          26,768
--------------------------------------------------------------------------------
Oil States International, Inc. 1                          3,300          63,657
--------------------------------------------------------------------------------
Precision Drilling Corp. 1                                  800          50,424

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES Continued
Pride International, Inc. 1                               1,300   $      26,702
--------------------------------------------------------------------------------
Smith International, Inc. 1                                 800          43,528
--------------------------------------------------------------------------------
Universal Compression Holdings, Inc. 1                    1,500          52,365
                                                                  --------------
                                                                        820,484

--------------------------------------------------------------------------------
OIL & GAS--7.3%
Amerada Hess Corp.                                        2,300         189,474
--------------------------------------------------------------------------------
Apache Corp.                                              4,900         247,793
--------------------------------------------------------------------------------
Ashland, Inc.                                             1,100          64,218
--------------------------------------------------------------------------------
Cabot Oil & Gas Corp., Cl. A                            200           8,850
--------------------------------------------------------------------------------
Canadian Natural Resources Ltd.                           7,100         303,697
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                   5,400          89,100
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                      34,088       1,789,961
--------------------------------------------------------------------------------
Cimarex Energy Co. 1                                      1,103          41,804
--------------------------------------------------------------------------------
ConocoPhillips                                            9,846         854,928
--------------------------------------------------------------------------------
Devon Energy Corp.                                        5,500         214,060
--------------------------------------------------------------------------------
El Paso Corp.                                             2,000          20,800
--------------------------------------------------------------------------------
EOG Resources, Inc.                                       2,200         156,992
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                       123,776       6,344,758
--------------------------------------------------------------------------------
Forest Oil Corp. 1                                          900          28,548
--------------------------------------------------------------------------------
Frontier Oil Corp.                                       14,000         373,240
--------------------------------------------------------------------------------
General Maritime Corp. 1                                  1,400          55,930
--------------------------------------------------------------------------------
Houston Exploration Co. 1                                 1,400          78,834
--------------------------------------------------------------------------------
Kerr-McGee Corp.                                          1,400          80,906
--------------------------------------------------------------------------------
Murphy Oil Corp.                                            600          48,270
--------------------------------------------------------------------------------
Newfield Exploration Co. 1                                1,600          94,480
--------------------------------------------------------------------------------
Noble Energy, Inc.                                        1,600          98,656
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                3,100         180,916
--------------------------------------------------------------------------------
OMI Corp.                                                 3,200          53,920
--------------------------------------------------------------------------------
Paramount Resources Ltd. 1                               20,900         469,232
--------------------------------------------------------------------------------
Patina Oil & Gas Corp.                                   800          30,000
--------------------------------------------------------------------------------
Petroleum Development Corp. 1                               600          23,142
--------------------------------------------------------------------------------
Pioneer Natural Resources Co.                             1,000          35,100
--------------------------------------------------------------------------------
Plains Exploration & Production Co. 1                  1,000          26,000
--------------------------------------------------------------------------------
Premcor, Inc.                                               600          25,302
--------------------------------------------------------------------------------
Southwestern Energy Co. 1                                   500          25,345
--------------------------------------------------------------------------------
Sunoco, Inc.                                              2,300         187,933
--------------------------------------------------------------------------------
Talisman Energy, Inc.                                    10,700         288,900
--------------------------------------------------------------------------------
Teekay Shipping Corp.                                     1,600          67,376
--------------------------------------------------------------------------------
Tesoro Corp. 1                                            3,800         121,068
--------------------------------------------------------------------------------
Unocal Corp.                                              4,800         207,552
--------------------------------------------------------------------------------
Valero Energy Corp.                                       2,700         122,580
--------------------------------------------------------------------------------
Vintage Petroleum, Inc.                                     900          20,421
--------------------------------------------------------------------------------
Williams Cos., Inc. (The)                                 3,900          63,531
                                                                  --------------

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
FINANCIALS--21.7%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.3%
Bank of New York Co., Inc. (The)                         11,400   $     380,988
--------------------------------------------------------------------------------
Mellon Financial Corp.                                    3,300         102,663
--------------------------------------------------------------------------------
Northern Trust Corp.                                      3,100         150,598
                                                                  --------------
                                                                        634,249

--------------------------------------------------------------------------------
COMMERCIAL BANKS--6.9%
Associated Banc-Corp.                                       400          13,284
--------------------------------------------------------------------------------
Astoria Financial Corp.                                   1,800          71,946
--------------------------------------------------------------------------------
Bank of America Corp.                                    84,996       3,993,962
--------------------------------------------------------------------------------
Banknorth Group, Inc.                                     4,200         153,720
--------------------------------------------------------------------------------
BB&T Corp.                                             4,100         172,405
--------------------------------------------------------------------------------
Comerica, Inc.                                            5,000         305,100
--------------------------------------------------------------------------------
Compass Bancshares, Inc.                                  1,100          53,537
--------------------------------------------------------------------------------
Fifth Third Bancorp                                       4,400         208,032
--------------------------------------------------------------------------------
First Horizon National Corp.                                600          25,866
--------------------------------------------------------------------------------
Golden West Financial Corp.                               1,800         110,556
--------------------------------------------------------------------------------
Hibernia Corp., Cl. A                                     3,000          88,530
--------------------------------------------------------------------------------
Huntington Bancshares, Inc.                               1,200          29,736
--------------------------------------------------------------------------------
Independence Community Bank Corp.                         1,500          63,870
--------------------------------------------------------------------------------
Indymac Mortgage Holdings, Inc.                             800          27,560
--------------------------------------------------------------------------------
KeyCorp                                                   7,500         254,250
--------------------------------------------------------------------------------
M&T Bank Corp.                                         1,500         161,760
--------------------------------------------------------------------------------
National City Corp.                                       6,000         225,300
--------------------------------------------------------------------------------
North Fork Bancorporation, Inc.                           3,304          95,320
--------------------------------------------------------------------------------
PNC Financial Services Group, Inc.                        4,400         252,736
--------------------------------------------------------------------------------
R&G Financial Corp., Cl. B                               100           3,888
--------------------------------------------------------------------------------
Regions Financial Corp.                                   2,963         105,453
--------------------------------------------------------------------------------
Silicon Valley BancShares 1                                 600          26,892
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                                      4,800         354,624
--------------------------------------------------------------------------------
U.S. Bancorp                                             51,925       1,626,291
--------------------------------------------------------------------------------
UnionBanCal Corp.                                         4,500         290,160
--------------------------------------------------------------------------------
Wachovia Corp.                                           27,300       1,435,980
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                   4,700         198,716
--------------------------------------------------------------------------------
Webster Financial Corp.                                     400          20,256
--------------------------------------------------------------------------------
Wells Fargo & Co.                                     29,500       1,833,425
--------------------------------------------------------------------------------
Zions Bancorp                                             1,200          81,636
                                                                  --------------
                                                                     12,284,791

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--8.5%
Affiliated Managers Group, Inc. 1                         1,300          88,062
--------------------------------------------------------------------------------
American Capital Strategies Ltd.                          1,700          56,695
--------------------------------------------------------------------------------
American Express Co.                                     14,100         794,817
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The)                             3,900         399,009
--------------------------------------------------------------------------------
Capital One Financial Corp.                               2,900         244,209
--------------------------------------------------------------------------------
CIT Group, Inc.                                           3,800         174,116

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICE Continued
Citigroup, Inc.                                         108,177   $   5,211,968
--------------------------------------------------------------------------------
E*TRADE Financial Corp. 1                                 8,200         122,590
--------------------------------------------------------------------------------
Federated Investors, Inc., Cl. B                            600          18,240
--------------------------------------------------------------------------------
Franklin Resources, Inc.                                    900          62,685
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                           1,900         197,676
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                  90,804       3,542,264
--------------------------------------------------------------------------------
Knight Trading Group, Inc. 1                                300           3,285
--------------------------------------------------------------------------------
Legg Mason, Inc.                                            450          32,967
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                            2,900         253,692
--------------------------------------------------------------------------------
MBNA Corp.                                               18,900         532,791
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                             16,700         998,159
--------------------------------------------------------------------------------
Moody's Corp.                                               700          60,795
--------------------------------------------------------------------------------
Morgan Stanley                                           26,400       1,465,728
--------------------------------------------------------------------------------
Principal Financial Group, Inc. (The)                     7,800         319,332
--------------------------------------------------------------------------------
Schwab (Charles) Corp.                                   24,700         295,412
--------------------------------------------------------------------------------
SEI Investments Co.                                         900          37,737
--------------------------------------------------------------------------------
SLM Corp.                                                 1,900         101,441
--------------------------------------------------------------------------------
State Street Corp.                                        2,400         117,888
--------------------------------------------------------------------------------
T. Rowe Price Group, Inc.                                 1,500          93,300
                                                                  --------------
                                                                     15,224,858
--------------------------------------------------------------------------------
INSURANCE--4.0%
ACE Ltd.                                                  3,200         136,800
--------------------------------------------------------------------------------
AFLAC, Inc.                                               9,800         390,432
--------------------------------------------------------------------------------
Allmerica Financial Corp. 1                               1,300          42,679
--------------------------------------------------------------------------------
Allstate Corp.                                           12,000         620,640
--------------------------------------------------------------------------------
AMBAC Financial Group, Inc.                                 400          32,852
--------------------------------------------------------------------------------
American Financial Group, Inc.                            1,300          40,703
--------------------------------------------------------------------------------
American International Group, Inc.                       50,537       3,318,765
--------------------------------------------------------------------------------
AmerUs Group Co.                                            400          18,120
--------------------------------------------------------------------------------
Aon Corp.                                                 7,000         167,020
--------------------------------------------------------------------------------
Chubb Corp.                                               1,400         107,660
--------------------------------------------------------------------------------
Cincinnati Financial Corp.                                1,910          84,537
--------------------------------------------------------------------------------
Fidelity National Financial, Inc.                         4,437         202,638
--------------------------------------------------------------------------------
First American Corp. (The)                                1,100          38,654
--------------------------------------------------------------------------------
Hartford Financial Services Group,
Inc. (The)                                                5,500         381,205
--------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                     1,000          51,960
--------------------------------------------------------------------------------
LandAmerica Financial Group, Inc.                         1,000          53,930
--------------------------------------------------------------------------------
Lincoln National Corp.                                    3,300         154,044
--------------------------------------------------------------------------------
Loews Corp.                                               2,700         189,810
--------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                            3,600         118,440
--------------------------------------------------------------------------------
MBIA, Inc.                                                1,800         113,904
--------------------------------------------------------------------------------
MetLife, Inc.                                             3,800         153,938
--------------------------------------------------------------------------------
Nationwide Financial Services, Inc., Cl. A                  200           7,646
--------------------------------------------------------------------------------
Old Republic International Corp.                          1,200          30,360

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
Progressive Corp.                                           600   $      50,904
--------------------------------------------------------------------------------
Reinsurance Group of America, Inc.                        2,600         125,970
--------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                                 700          36,456
--------------------------------------------------------------------------------
Safeco Corp.                                              2,400         125,376
--------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                       1,900          70,433
--------------------------------------------------------------------------------
StanCorp Financial Group, Inc.                              700          57,750
--------------------------------------------------------------------------------
Torchmark Corp.                                           1,400          79,996
--------------------------------------------------------------------------------
UICI                                                        300          10,170
--------------------------------------------------------------------------------
UnumProvident Corp.                                       6,900         123,786
                                                                  --------------
                                                                      7,137,578

--------------------------------------------------------------------------------
REAL ESTATE--0.0%
St. Joe Co. (The)                                           400          25,680
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.0%
Countrywide Financial Corp.                               8,600         318,286
--------------------------------------------------------------------------------
Fannie Mae                                               21,800       1,552,378
--------------------------------------------------------------------------------
Freddie Mac                                              16,400       1,208,680
--------------------------------------------------------------------------------
Fremont General Corp.                                     3,700          93,166
--------------------------------------------------------------------------------
MGIC Investment Corp.                                     2,800         192,948
--------------------------------------------------------------------------------
Radian Group, Inc.                                        2,600         138,424
                                                                  --------------
                                                                      3,503,882

--------------------------------------------------------------------------------
HEALTH CARE--12.4%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.1%
Amgen, Inc. 1                                            16,200       1,039,230
--------------------------------------------------------------------------------
Applera Corp./Applied
Biosystems Group                                          5,100         106,641
--------------------------------------------------------------------------------
Gen-Probe, Inc. 1                                         1,300          58,773
--------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc. 1                        5,000          60,600
--------------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc. 1                                300           9,717
--------------------------------------------------------------------------------
United Therapeutics Corp. 1                                 900          40,635
--------------------------------------------------------------------------------
Wyeth                                                    16,600         706,994
                                                                  --------------
                                                                      2,022,590

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.4%
Bausch & Lomb, Inc.                                    1,000          64,460
--------------------------------------------------------------------------------
Baxter International, Inc.                                2,100          72,534
--------------------------------------------------------------------------------
Becton, Dickinson & Co.                                5,100         289,680
--------------------------------------------------------------------------------
Biomet, Inc.                                                500          21,695
--------------------------------------------------------------------------------
Boston Scientific Corp. 1                                 3,800         135,090
--------------------------------------------------------------------------------
Dade Behring Holdings, Inc. 1                               200          11,200
--------------------------------------------------------------------------------
Hospira, Inc. 1                                           3,970         132,995
--------------------------------------------------------------------------------
Idexx Laboratories, Inc. 1                                  200          10,918
--------------------------------------------------------------------------------
Inamed Corp. 1                                              200          12,650
--------------------------------------------------------------------------------
Medtronic, Inc.                                          21,400       1,062,938
--------------------------------------------------------------------------------
PerkinElmer, Inc.                                         4,600         103,454
--------------------------------------------------------------------------------
Respironics, Inc. 1                                         200          10,872

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Stryker Corp.                                             7,500   $     361,875
--------------------------------------------------------------------------------
Thermo Electron Corp. 1                                   5,000         150,950
--------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                            1,500          64,860
--------------------------------------------------------------------------------
VISX, Inc. 1                                              1,400          36,218
--------------------------------------------------------------------------------
Wright Medical Group, Inc. 1                                600          17,100
                                                                  --------------
                                                                      2,559,489

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--2.4%
Advisory Board Co. (The) 1                                  300          11,064
--------------------------------------------------------------------------------
Aetna, Inc.                                               3,000         374,250
--------------------------------------------------------------------------------
Amedisys, Inc. 1                                            300           9,717
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                                   2,300         134,964
--------------------------------------------------------------------------------
Andrx Corp. 1                                             1,900          41,477
--------------------------------------------------------------------------------
Caremark Rx, Inc. 1                                       3,300         130,119
--------------------------------------------------------------------------------
Cerner Corp. 1                                              300          15,951
--------------------------------------------------------------------------------
CIGNA Corp.                                               3,300         269,181
--------------------------------------------------------------------------------
Covance, Inc. 1                                           1,900          73,625
--------------------------------------------------------------------------------
Coventry Health Care, Inc. 1                              2,250         119,430
--------------------------------------------------------------------------------
DaVita, Inc. 1                                              200           7,906
--------------------------------------------------------------------------------
eResearch Technology, Inc. 1                                600           9,510
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                                     300          22,932
--------------------------------------------------------------------------------
Gentiva Health Services, Inc. 1                             100           1,672
--------------------------------------------------------------------------------
HCA, Inc.                                                   900          35,964
--------------------------------------------------------------------------------
Humana, Inc. 1                                            4,000         118,760
--------------------------------------------------------------------------------
IMS Health, Inc.                                          1,300          30,173
--------------------------------------------------------------------------------
Laboratory Corp. of America Holdings 1                    1,700          84,694
--------------------------------------------------------------------------------
LCA-Vision, Inc.                                          1,650          38,594
--------------------------------------------------------------------------------
McKesson Corp.                                            2,200          69,212
--------------------------------------------------------------------------------
Medco Health Solutions, Inc. 1                            5,762         239,699
--------------------------------------------------------------------------------
PacifiCare Health Systems, Inc. 1                         3,100         175,212
--------------------------------------------------------------------------------
Pediatrix Medical Group, Inc. 1                           1,400          89,670
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                                   2,100         200,655
--------------------------------------------------------------------------------
Select Medical Corp.                                      1,000          17,600
--------------------------------------------------------------------------------
Sierra Health Services, Inc. 1                              900          49,599
--------------------------------------------------------------------------------
Sunrise Senior Living, Inc. 1                               400          18,544
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                 13,481       1,186,732
--------------------------------------------------------------------------------
WellChoice, Inc. 1                                        1,300          69,420
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                         4,900         563,500
                                                                  --------------
                                                                      4,209,826

--------------------------------------------------------------------------------
PHARMACEUTICALS--7.5%
Abbott Laboratories                                      21,400         998,310
--------------------------------------------------------------------------------
Allergan, Inc.                                            2,000         162,140
--------------------------------------------------------------------------------
Barr Pharmaceuticals, Inc. 1                              1,500          68,310
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                 43,400       1,111,908
--------------------------------------------------------------------------------
Eli Lilly & Co.                                       18,100       1,027,175

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
PHARMACEUTICALS Continued
Endo Pharmaceuticals Holdings, Inc. 1                     4,600   $      96,692
--------------------------------------------------------------------------------
Eon Labs, Inc. 1                                          1,800          48,600
--------------------------------------------------------------------------------
Forest Laboratories, Inc. 1                               7,700         345,422
--------------------------------------------------------------------------------
Johnson & Johnson                                     55,418       3,514,610
--------------------------------------------------------------------------------
Merck & Co., Inc.                                     54,100       1,738,774
--------------------------------------------------------------------------------
Pfizer, Inc.                                            156,765       4,215,411
--------------------------------------------------------------------------------
Schering-Plough Corp.                                     2,500          52,200
                                                                  --------------
                                                                     13,379,552

--------------------------------------------------------------------------------
INDUSTRIALS--10.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.8%
Boeing Co.                                                8,000         414,160
--------------------------------------------------------------------------------
General Dynamics Corp.                                    1,900         198,740
--------------------------------------------------------------------------------
Goodrich Corp.                                              900          29,376
--------------------------------------------------------------------------------
Honeywell International, Inc.                             7,100         251,411
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                     2,900         161,095
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                    6,500         353,340
--------------------------------------------------------------------------------
Precision Castparts Corp.                                   100           6,568
--------------------------------------------------------------------------------
Raytheon Co.                                              3,800         147,554
--------------------------------------------------------------------------------
Rockwell Collins, Inc.                                      300          11,832
--------------------------------------------------------------------------------
United Defense Industries, Inc. 1                         1,200          56,700
--------------------------------------------------------------------------------
United Technologies Corp.                                14,600       1,508,910
                                                                  --------------
                                                                      3,139,686

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.5%
EGL, Inc. 1                                               2,100          62,769
--------------------------------------------------------------------------------
Expeditors International of
Washington, Inc.                                            800          44,704
--------------------------------------------------------------------------------
FedEx Corp.                                               2,400         236,376
--------------------------------------------------------------------------------
United Parcel Service, Inc., Cl. B                        6,300         538,398
                                                                  --------------
                                                                        882,247

--------------------------------------------------------------------------------
AIRLINES--0.2%
Alaska Air Group, Inc. 1                                  1,200          40,188
--------------------------------------------------------------------------------
AMR Corp. 1                                               8,000          87,600
--------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B 1                       4,000          54,160
--------------------------------------------------------------------------------
Delta Air Lines, Inc. 1                                   9,000          67,320
--------------------------------------------------------------------------------
Northwest Airlines Corp., Cl. A 1                         2,400          26,232
                                                                  --------------
                                                                        275,500

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.2%
American Standard Cos., Inc. 1                            1,800          74,376
--------------------------------------------------------------------------------
Masco Corp.                                               3,800         138,814
--------------------------------------------------------------------------------
USG Corp. 1                                               1,800          72,486
                                                                  --------------
                                                                        285,676

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.6%
Brink's Co. (The)                                           400   $      15,808
--------------------------------------------------------------------------------
Cendant Corp.                                            19,100         446,558
--------------------------------------------------------------------------------
Cintas Corp.                                              1,700          74,562
--------------------------------------------------------------------------------
Copart, Inc. 1                                            1,800          47,376
--------------------------------------------------------------------------------
Corporate Executive Board Co.                               500          33,470
--------------------------------------------------------------------------------
Dun & Bradstreet Corp. 1                                 700          41,755
--------------------------------------------------------------------------------
Equifax, Inc.                                             2,000          56,200
--------------------------------------------------------------------------------
Gevity HR, Inc.                                             300           6,168
--------------------------------------------------------------------------------
ITT Educational Services, Inc. 1                            800          38,040
--------------------------------------------------------------------------------
Miller (Herman), Inc.                                       500          13,815
--------------------------------------------------------------------------------
Pitney Bowes, Inc.                                        1,000          46,280
--------------------------------------------------------------------------------
Republic Services, Inc.                                   1,900          63,726
--------------------------------------------------------------------------------
Resources Connection, Inc. 1                                300          16,293
--------------------------------------------------------------------------------
Robert Half International, Inc.                           3,800         111,834
--------------------------------------------------------------------------------
Sotheby's Holdings, Inc., Cl. A 1                           900          16,344
--------------------------------------------------------------------------------
Waste Management, Inc.                                    4,400         131,736
                                                                  --------------
                                                                      1,159,965

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.0%
Shaw Group, Inc. (The) 1                                  1,500          26,775
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.4%
American Power Conversion Corp.                           2,800          59,920
--------------------------------------------------------------------------------
Cooper Industries Ltd., Cl. A                             1,100          74,679
--------------------------------------------------------------------------------
Emerson Electric Co.                                      4,900         343,490
--------------------------------------------------------------------------------
Hubbell, Inc., Cl. B                                        100           5,230
--------------------------------------------------------------------------------
Molex, Inc., Cl. A                                        3,391          90,370
--------------------------------------------------------------------------------
Rockwell Automation, Inc.                                 2,100         104,055
                                                                  --------------
                                                                        677,744

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--5.0%
3M Co.                                                   16,800       1,378,776
--------------------------------------------------------------------------------
General Electric Co.                                    206,300       7,529,950
--------------------------------------------------------------------------------
Tyco International Ltd.                                   2,600          92,924
                                                                  --------------
                                                                      9,001,650

--------------------------------------------------------------------------------
MACHINERY--1.2%
Briggs & Stratton Corp.                                  200           8,316
--------------------------------------------------------------------------------
Caterpillar, Inc.                                         3,700         360,787
--------------------------------------------------------------------------------
Cummins, Inc.                                             1,400         117,306
--------------------------------------------------------------------------------
Danaher Corp.                                             1,600          91,856
--------------------------------------------------------------------------------
Deere & Co.                                            4,000         297,600
--------------------------------------------------------------------------------
Dover Corp.                                               1,500          62,910
--------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                 4,000         370,720
--------------------------------------------------------------------------------
Ingersoll-Rand Co., Cl. A                                 2,800         224,840
--------------------------------------------------------------------------------
Mueller Industries, Inc.                                    700          22,540
--------------------------------------------------------------------------------
Navistar International Corp. 1                            2,100          92,358

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
MACHINERY Continued
Paccar, Inc.                                              2,550   $     205,224
--------------------------------------------------------------------------------
Pall Corp.                                                1,900          55,005
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                     1,200          90,888
--------------------------------------------------------------------------------
SPX Corp.                                                 3,800         152,228
--------------------------------------------------------------------------------
Terex Corp. 1                                               300          14,295
--------------------------------------------------------------------------------
Toro Co. (The)                                              600          48,810
--------------------------------------------------------------------------------
Wabash National Corp. 1                                   1,000          26,930
                                                                  --------------
                                                                      2,242,613

--------------------------------------------------------------------------------
ROAD & RAIL--0.2%
Burlington Northern Santa Fe Corp.                        1,000          47,310
--------------------------------------------------------------------------------
CNF Transportation, Inc.                                  2,000         100,200
--------------------------------------------------------------------------------
CSX Corp.                                                   600          24,048
--------------------------------------------------------------------------------
Hunt (J.B.) Transport Services, Inc.                      2,200          98,670
--------------------------------------------------------------------------------
Norfolk Southern Corp.                                      900          32,571
--------------------------------------------------------------------------------
Ryder Systems, Inc.                                       1,900          90,763
--------------------------------------------------------------------------------
Swift Transportation Co., Inc. 1                          2,600          55,848
                                                                  -------------
                                                                        449,410

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.0%
W.W. Grainger, Inc.                                       1,000          66,620
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--19.0%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.4%
ADTRAN, Inc.                                              2,800          53,592
--------------------------------------------------------------------------------
Avaya, Inc. 1                                            11,000         189,200
--------------------------------------------------------------------------------
Brocade Communications Systems, Inc. 1                    8,100          61,884
--------------------------------------------------------------------------------
Ciena Corp. 1                                            16,500          55,110
--------------------------------------------------------------------------------
Cisco Systems, Inc. 1                                   140,400       2,709,720
--------------------------------------------------------------------------------
CommScope, Inc. 1                                           600          11,340
--------------------------------------------------------------------------------
Comverse Technology, Inc. 1                               6,700         163,815
--------------------------------------------------------------------------------
Ditech Communications Corp. 1                               400           5,980
--------------------------------------------------------------------------------
Extreme Networks, Inc. 1                                  3,000          19,650
--------------------------------------------------------------------------------
Harris Corp.                                                700          43,253
--------------------------------------------------------------------------------
Juniper Networks, Inc. 1                                 16,200         440,478
--------------------------------------------------------------------------------
Lucent Technologies, Inc. 1                              72,400         272,224
--------------------------------------------------------------------------------
Motorola, Inc.                                           29,100         500,520
--------------------------------------------------------------------------------
Polycom, Inc. 1                                           1,400          32,648
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                           32,800       1,390,720
--------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                  4,400         145,244
--------------------------------------------------------------------------------
Sonus Networks, Inc. 1                                    2,300          13,179
--------------------------------------------------------------------------------
Tellabs, Inc. 1                                           3,600          30,924
                                                                  --------------
                                                                      6,139,481

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.9%
Apple Computer, Inc. 1                                    2,500         161,000
--------------------------------------------------------------------------------
Avid Technology, Inc. 1                                     400          24,700

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS Continued
Dell, Inc. 1                                             58,300   $   2,456,762
--------------------------------------------------------------------------------
Electronics for Imaging, Inc. 1                             700          12,187
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                      82,900       1,738,413
--------------------------------------------------------------------------------
International Business Machines Corp.                    32,900       3,243,282
--------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1                      3,700         314,500
--------------------------------------------------------------------------------
Maxtor Corp. 1                                            8,000          42,400
--------------------------------------------------------------------------------
NCR Corp. 1                                               2,000         138,460
--------------------------------------------------------------------------------
Storage Technology Corp. 1                                3,400         107,474
--------------------------------------------------------------------------------
Sun Microsystems, Inc. 1                                 73,800         397,044
--------------------------------------------------------------------------------
Western Digital Corp. 1                                   3,800          41,192
                                                                  --------------
                                                                      8,677,414

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Agilent Technologies, Inc. 1                             10,100         243,410
--------------------------------------------------------------------------------
Amphenol Corp., Cl. A 1                                   3,600         132,264
--------------------------------------------------------------------------------
Arrow Electronics, Inc. 1                                   100           2,430
--------------------------------------------------------------------------------
CDW Corp.                                                 1,000          66,350
--------------------------------------------------------------------------------
Cognex Corp.                                                600          16,740
--------------------------------------------------------------------------------
Diebold, Inc.                                               100           5,573
--------------------------------------------------------------------------------
Electro Scientific Industries, Inc. 1                       100           1,976
--------------------------------------------------------------------------------
Ingram Micro, Inc., Cl. A 1                               4,200          87,360
--------------------------------------------------------------------------------
Jabil Circuit, Inc. 1                                     4,400         112,552
--------------------------------------------------------------------------------
Littlefuse, Inc. 1                                          300          10,248
--------------------------------------------------------------------------------
Sanmina-SCI Corp. 1                                      11,900         100,793
--------------------------------------------------------------------------------
Symbol Technologies, Inc.                                   600          10,380
--------------------------------------------------------------------------------
Tech Data Corp. 1                                         2,200          99,880
--------------------------------------------------------------------------------
Trimble Navigation Ltd. 1                                   800          26,432
--------------------------------------------------------------------------------
UNOVA, Inc. 1                                               400          10,116
                                                                  --------------
                                                                        926,504

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.6%
DoubleClick, Inc. 1                                       2,900          22,562
--------------------------------------------------------------------------------
EarthLink, Inc. 1                                         5,700          65,664
--------------------------------------------------------------------------------
InfoSpace, Inc. 1                                         1,600          76,080
--------------------------------------------------------------------------------
Internet Security Systems, Inc. 1                         2,500          58,125
--------------------------------------------------------------------------------
MicroStrategy, Inc., Cl. A 1                                500          30,125
--------------------------------------------------------------------------------
Openwave Systems, Inc. 1                                  1,200          18,552
--------------------------------------------------------------------------------
United Online, Inc. 1                                     4,750          54,768
--------------------------------------------------------------------------------
ValueClick, Inc. 1                                        2,400          31,992
--------------------------------------------------------------------------------
VeriSign, Inc. 1                                          1,900          63,688
--------------------------------------------------------------------------------
WebEx Communications, Inc. 1                                400           9,512
--------------------------------------------------------------------------------
Websense, Inc. 1                                          1,300          65,936
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                           15,900         599,112
                                                                  --------------
                                                                      1,096,116

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES--1.0%
Acxiom Corp.                                              2,900   $      76,270
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc., Cl. A 1               3,400         204,646
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.                          10,000         443,500
--------------------------------------------------------------------------------
BISYS Group, Inc. (The) 1                                   200           3,290
--------------------------------------------------------------------------------
CheckFree Corp. 1                                         3,800         144,704
--------------------------------------------------------------------------------
Computer Sciences Corp. 1                                 4,200         236,754
--------------------------------------------------------------------------------
Convergys Corp. 1                                         3,300          49,467
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                             8,800         203,280
--------------------------------------------------------------------------------
First Data Corp.                                          5,600         238,224
--------------------------------------------------------------------------------
Sabre Holdings Corp.                                      4,600         101,936
                                                                  --------------
                                                                      1,702,071

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.8%
Advanced Micro Devices, Inc. 1                            9,300         204,786
--------------------------------------------------------------------------------
Agere Systems, Inc., Cl. A 1                             17,900          24,523
--------------------------------------------------------------------------------
Altera Corp. 1                                            7,100         146,970
--------------------------------------------------------------------------------
Analog Devices, Inc.                                     10,100         372,892
--------------------------------------------------------------------------------
Applied Materials, Inc. 1                                28,700         490,770
--------------------------------------------------------------------------------
Applied Micro Circuits Corp. 1                            9,100          38,311
--------------------------------------------------------------------------------
Atmel Corp. 1                                            32,200         126,224
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                                     800          25,824
--------------------------------------------------------------------------------
Cabot Microelectronics Corp. 1                            1,600          64,080
--------------------------------------------------------------------------------
Cree, Inc. 1                                              4,000         160,320
--------------------------------------------------------------------------------
Cymer, Inc. 1                                               500          14,770
--------------------------------------------------------------------------------
Freescale Semiconductor, Inc., Cl. A 1                    4,000          71,280
--------------------------------------------------------------------------------
Freescale Semiconductor, Inc., Cl. B 1                    3,213          58,991
--------------------------------------------------------------------------------
Integrated Circuit Systems, Inc. 1                          100           2,092
--------------------------------------------------------------------------------
Integrated Device Technology, Inc. 1                      2,800          32,368
--------------------------------------------------------------------------------
Intel Corp.                                             126,100       2,949,479
--------------------------------------------------------------------------------
International Rectifier Corp. 1                             100           4,457
--------------------------------------------------------------------------------
Intersil Corp., Cl. A                                     6,100         102,114
--------------------------------------------------------------------------------
KLA-Tencor Corp. 1                                        2,200         102,476
--------------------------------------------------------------------------------
Lam Research Corp. 1                                      3,900         112,749
--------------------------------------------------------------------------------
Linear Technology Corp.                                   9,300         360,468
--------------------------------------------------------------------------------
LSI Logic Corp. 1                                         9,500          52,060
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                           4,200         178,038
--------------------------------------------------------------------------------
Micrel, Inc. 1                                            1,800          19,836
--------------------------------------------------------------------------------
Microchip Technology, Inc.                                3,900         103,974
--------------------------------------------------------------------------------
Micron Technology, Inc. 1                                16,900         208,715
--------------------------------------------------------------------------------
National Semiconductor Corp. 1                           10,700         192,065
--------------------------------------------------------------------------------
PMC-Sierra, Inc. 1                                          400           4,500
--------------------------------------------------------------------------------
Rambus, Inc. 1                                            2,200          50,600
--------------------------------------------------------------------------------
Semtech Corp. 1                                           1,900          41,553
--------------------------------------------------------------------------------
Silicon Image, Inc. 1                                     1,700          27,982
--------------------------------------------------------------------------------
Teradyne, Inc. 1                                          1,500          25,605

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
Texas Instruments, Inc.                                  18,300   $     450,546
--------------------------------------------------------------------------------
Xilinx, Inc.                                              1,700          50,405
                                                                  --------------
                                                                      6,871,823

--------------------------------------------------------------------------------
SOFTWARE--4.8%
Activision, Inc. 1                                        3,300          66,594
--------------------------------------------------------------------------------
Adobe Systems, Inc.                                       2,300         144,302
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                             2,600          68,250
--------------------------------------------------------------------------------
Autodesk, Inc.                                            4,600         174,570
--------------------------------------------------------------------------------
BEA Systems, Inc. 1                                       5,800          51,388
--------------------------------------------------------------------------------
BMC Software, Inc. 1                                      5,500         102,300
--------------------------------------------------------------------------------
Computer Associates International, Inc.                   4,500         139,770
--------------------------------------------------------------------------------
Compuware Corp. 1                                           700           4,529
--------------------------------------------------------------------------------
Electronic Arts, Inc. 1                                   3,600         222,048
--------------------------------------------------------------------------------
FactSet Research Systems, Inc.                              500          29,220
--------------------------------------------------------------------------------
Fair Isaac Corp.                                          1,400          51,352
--------------------------------------------------------------------------------
FileNet Corp. 1                                           1,000          25,760
--------------------------------------------------------------------------------
Macrovision Corp. 1                                         800          20,576
--------------------------------------------------------------------------------
McAfee, Inc. 1                                            4,500         130,185
--------------------------------------------------------------------------------
MICROS Systems, Inc. 1                                      100           7,806
--------------------------------------------------------------------------------
Microsoft Corp.                                         200,900       5,366,039
--------------------------------------------------------------------------------
Oracle Corp. 1                                           95,600       1,311,632
--------------------------------------------------------------------------------
Quest Software, Inc. 1                                      300           4,785
--------------------------------------------------------------------------------
RSA Security, Inc. 1                                      3,000          60,180
--------------------------------------------------------------------------------
Siebel Systems, Inc. 1                                    7,000          73,500
--------------------------------------------------------------------------------
Sybase, Inc. 1                                            5,900         117,705
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                          3,500          68,670
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                     1,700          59,143
--------------------------------------------------------------------------------
THQ, Inc. 1                                               2,500          57,350
--------------------------------------------------------------------------------
TIBCO Software, Inc. 1                                    8,500         113,390
--------------------------------------------------------------------------------
Veritas Software Corp. 1                                  4,200         119,910
                                                                  --------------
                                                                      8,590,954
--------------------------------------------------------------------------------
MATERIALS--2.6%
--------------------------------------------------------------------------------
CHEMICALS--1.1%
Cabot Corp.                                               2,000          77,360
--------------------------------------------------------------------------------
Dow Chemical Co.                                          4,400         217,844
--------------------------------------------------------------------------------
E.I. DuPont de Nemours & Co.                          12,000         588,600
--------------------------------------------------------------------------------
Eastman Chemical Co.                                      1,500          86,595
--------------------------------------------------------------------------------
Engelhard Corp.                                           1,400          42,938
--------------------------------------------------------------------------------
FMC Corp. 1                                                 700          33,810
--------------------------------------------------------------------------------
Georgia Gulf Corp.                                        2,000          99,600
--------------------------------------------------------------------------------
Lyondell Chemical Co.                                     3,400          98,328
--------------------------------------------------------------------------------
Monsanto Co.                                              8,600         477,730
--------------------------------------------------------------------------------
OM Group, Inc. 1                                          1,500          48,630
--------------------------------------------------------------------------------
PPG Industries, Inc.                                      1,400          95,424

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
CHEMICALS Continued
Praxair, Inc.                                             1,100   $      48,565
--------------------------------------------------------------------------------
Rohm & Haas Co.                                        2,100          92,883
--------------------------------------------------------------------------------
Scotts Co. (The), Cl. A 1                                   400          29,408
--------------------------------------------------------------------------------
W.R. Grace & Co. 1                                     2,800          38,108
                                                                  --------------
                                                                      2,075,823

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.1%
Eagle Materials, Inc., Cl. B                                923          77,809
--------------------------------------------------------------------------------
Florida Rock Industries, Inc.                               200          11,906
--------------------------------------------------------------------------------
Texas Industries, Inc.                                      400          24,952
--------------------------------------------------------------------------------
Vulcan Materials Co.                                        800          43,688
                                                                  --------------
                                                                        158,355
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.1%
Ball Corp.                                                  400          17,592
--------------------------------------------------------------------------------
Bemis Co., Inc.                                             300           8,727
--------------------------------------------------------------------------------
Crown Holdings, Inc. 1                                    2,800          38,472
--------------------------------------------------------------------------------
Owens-Illinois, Inc. 1                                    4,200          95,130
--------------------------------------------------------------------------------
Smurfit-Stone Container Corp.                             1,600          29,888
                                                                  --------------
                                                                        189,809
--------------------------------------------------------------------------------
METALS & MINING--0.8%
AK Steel Holding Corp. 1                                  3,500          50,645
--------------------------------------------------------------------------------
Alcoa, Inc.                                              15,900         499,578
--------------------------------------------------------------------------------
Carpenter Technology Corp.                                  400          23,384
--------------------------------------------------------------------------------
Cleveland-Cliffs, Inc.                                      600          62,316
--------------------------------------------------------------------------------
Inco Ltd. 1                                                 600          22,068
--------------------------------------------------------------------------------
Massey Energy Co.                                         2,800          97,860
--------------------------------------------------------------------------------
Nucor Corp.                                               2,000         104,680
--------------------------------------------------------------------------------
Phelps Dodge Corp.                                        3,000         296,760
--------------------------------------------------------------------------------
Schnitzer Steel Industries, Inc.                            500          16,965
--------------------------------------------------------------------------------
Southern Peru Copper Corp.                                  700          33,047
--------------------------------------------------------------------------------
Steel Dynamics, Inc.                                        800          30,304
--------------------------------------------------------------------------------
United States Steel Corp.                                 3,700         189,625
--------------------------------------------------------------------------------
Worthington Industries, Inc.                              1,700          33,286
                                                                  --------------
                                                                      1,460,518

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.5%
Georgia-Pacific Corp.                                     8,600         322,328
--------------------------------------------------------------------------------
International Paper Co.                                   1,600          67,200
--------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                   5,900         157,766
--------------------------------------------------------------------------------
MeadWestvaco Corp.                                        5,900         199,951
--------------------------------------------------------------------------------
Neenah Paper, Inc. 1                                        230           7,498
--------------------------------------------------------------------------------
Potlatch Corp.                                            1,200          60,696
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                          1,200          80,664
                                                                  --------------
                                                                        896,103

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.9%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.4%
Alltel Corp.                                              2,200   $     129,272
--------------------------------------------------------------------------------
BellSouth Corp.                                          36,500       1,014,335
--------------------------------------------------------------------------------
CenturyTel, Inc.                                          3,500         124,145
--------------------------------------------------------------------------------
Citizens Communications Co.                              17,200         237,188
--------------------------------------------------------------------------------
Qwest Communications
International, Inc. 1                                     2,800          12,432
--------------------------------------------------------------------------------
SBC Communications, Inc.                                 86,800       2,236,836
--------------------------------------------------------------------------------
Sprint Corp.                                              5,200         129,220
--------------------------------------------------------------------------------
Verizon Communications, Inc.                             56,000       2,268,560
                                                                  --------------
                                                                      6,151,988

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
Alamosa Holdings, Inc. 1                                  2,700          33,669
--------------------------------------------------------------------------------
AT&T Corp.                                             5,300         101,018
--------------------------------------------------------------------------------
Nextel Communications, Inc., Cl. A 1                     20,900         627,000
--------------------------------------------------------------------------------
Telephone & Data Systems, Inc.                           400          30,780
                                                                  --------------
                                                                        792,467

--------------------------------------------------------------------------------
UTILITIES--0.4%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.4%
American Electric Power Co., Inc.                         6,700         230,073
--------------------------------------------------------------------------------
Calpine Corp. 1                                           7,800          30,732
--------------------------------------------------------------------------------
CMS Energy Corp. 1                                        3,300          34,485
--------------------------------------------------------------------------------
Edison International, Inc.                                3,100          99,293
--------------------------------------------------------------------------------
Exelon Corp.                                              2,150          94,751
--------------------------------------------------------------------------------
FPL Group, Inc.                                           1,200          89,700
--------------------------------------------------------------------------------
PG&E Corp. 1                                           2,700          89,856
                                                                --------------
                                                                        668,890

--------------------------------------------------------------------------------
GAS UTILITIES--0.0%
ONEOK, Inc.                                                 700          19,894
                                                                  --------------
Total Common Stocks
(Cost $163,317,362)                                                 177,530,253

--------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
Wachovia Corp., Dividend
Equalization Preferred Shares 1, 2
(Cost $0)                                                 2,000               2

                              16 | GROWTH PORTFOLIO

                                                      PRINCIPAL            VALUE
                                                         AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.3%
--------------------------------------------------------------------------------
Undivided interest of 0.03% in joint repurchase
agreement (Principal Amount/Value $1,443,703,000,
with a maturity value of $1,443,962,867) with UBS
Warburg LLC, 2.16%, dated 12/31/04, to be
repurchased at $425,077 on 1/3/05, collateralized
by Federal National Mortgage Assn., 5%--6%,
4/1/34--10/1/34, with a value of
$1,474,609,071 (Cost $425,000)                      $    425,000   $     425,000
--------------------------------------------------------------------------------
Total Investments, at Value (excluding
Investments Purchased with Cash
Collateral from Securities Loaned)
(Cost $163,742,362)                                                 177,955,255

--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--5.3%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--5.3%
Undivided interest of 0.34% in joint repurchase
agreement (Principal Amount/Value $2,800,000,000,
with a maturity value of $2,800,550,669) with
Nomura Securities, 2.36%, dated 12/31/04, to be
repurchased at $9,497,171 on 1/3/05,
collateralized by U.S. Government Mortgage
Agencies, 2.58%-7.50%, 1/15/08-10/15/44, with
a value of $2,908,566,289 (Cost $9,495,304)           9,495,304       9,495,304

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $173,237,666)                                       104.7%    187,450,559
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                            (4.7)     (8,374,138)
                                                    ----------------------------
NET ASSETS                                                100.0%  $ 179,076,421
                                                    ============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Illiquid security. The aggregate value of illiquid securities as of December
31, 2004 was $2, which represents less than 0.005% of the Portfolio's net assets. See Note 6 of Notes to Financial Statements.

3. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of Notes to Financial
Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------------
Investments, at value (including securities loaned of $9,292,124) (cost $173,237,666)
--see accompanying statement of investments                                                                   $ 187,450,559
----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                549,905
----------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                  2,403,945
Interest and dividends                                                                                              227,074
Shares of capital stock sold                                                                                          3,835
Other                                                                                                                 4,458
                                                                                                              --------------
Total assets                                                                                                    190,639,776

----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                        9,495,304
----------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                             2,003,761
Shares of capital stock redeemed                                                                                     25,045
Shareholder communications                                                                                            6,403
Directors' compensation                                                                                               6,041
Transfer and shareholder servicing agent fees                                                                           833
Other                                                                                                                25,968
                                                                                                              --------------
Total liabilities                                                                                                11,563,355

----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                    $ 179,076,421
                                                                                                              ==============

----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                                          $      95,067
----------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                      251,491,753
----------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                                 2,620,822
----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                                  (89,344,125)
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
currencies                                                                                                       14,212,904
                                                                                                              --------------
NET ASSETS--applicable to 95,067,387 shares of capital stock outstanding                                      $ 179,076,421
                                                                                                              ==============

----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                                      $        1.88

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $1,744)                                                        $   3,640,802
----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                             24,926
----------------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                               18,783
                                                                                                              --------------
Total investment income                                                                                           3,684,511

----------------------------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------------------
Management fees                                                                                                   1,119,003
----------------------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                                              15,000
----------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                        10,000
----------------------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                                               7,594
----------------------------------------------------------------------------------------------------------------------------
Shareholder communications                                                                                            5,697
----------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                           3,128
----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                35,297
                                                                                                              --------------
Total expenses                                                                                                    1,195,719
Less reduction to custodian expenses                                                                                   (702)
                                                                                                              --------------
Net expenses                                                                                                      1,195,017
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                             2,489,494
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                                                      22,379,978
Foreign currency transactions                                                                                        81,840
Net increase from payment by affiliate                                                                              136,369
                                                                                                              --------------
Net realized gain                                                                                                22,598,187
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                                                      (8,737,411)
Translation of assets and liabilities denominated in foreign currencies                                             (61,545)
                                                                                                              --------------
Net change in unrealized appreciation                                                                            (8,798,956)

----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $  16,288,725
                                                                                                              ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                             2004            2003
---------------------------------------------------------------------------------------------------------

OPERATIONS
---------------------------------------------------------------------------------------------------------
Net investment income                                                      $   2,489,494   $   1,989,146
---------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                      22,598,187      (8,664,881)
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                          (8,798,956)     47,484,782
                                                                           ------------------------------
Net increase in net assets resulting from operations                          16,288,725      40,809,047

---------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
Dividends from net investment income                                          (1,953,565)     (1,952,550)

---------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
---------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital stock transactions         (22,405,815)    (17,202,781)

---------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                     (8,070,655)     21,653,716
---------------------------------------------------------------------------------------------------------
Beginning of period                                                          187,147,076     165,493,360
                                                                           ------------------------------
End of period (including accumulated net investment income of $2,620,822
and $1,948,913, respectively)                                              $ 179,076,421   $ 187,147,076
                                                                           ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    1.74     $    1.39     $    1.73     $    1.96     $    2.99
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .02 1         .02           .02           .02           .03
Net realized and unrealized gain (loss)                 .14           .35          (.34)         (.23)         (.35)
                                                  --------------------------------------------------------------------
Total from investment operations                        .16           .37          (.32)         (.21)         (.32)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.02)         (.02)         (.02)         (.02)         (.05)
Distributions from net realized gain                     --            --            --            --          (.66)
                                                  --------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.02)         (.02)         (.02)         (.02)         (.71)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    1.88     $    1.74     $    1.39     $    1.73     $    1.96
                                                  ====================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     9.20%        26.81%       (18.97)%      (10.61)%      (12.66)%
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 179,076     $ 187,147     $ 165,493     $ 242,575     $ 333,211
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 179,018     $ 170,217     $ 203,660     $ 273,890     $ 460,272
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  1.39%         1.17%         0.96%         0.75%         0.78%
Total expenses                                         0.66% 4       0.67% 4       0.68% 4       0.64% 4       0.59% 4
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  78%           86%           88%           76%          118%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc. (the
Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek high total return. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are
sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00
P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of
Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Portfolio's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED    ACCUMULATED          OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM           LOSS         FOR FEDERAL INCOME
      INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
      ------------------------------------------------------------------------

      $ 2,617,272               $ --   $ 85,789,959               $ 10,666,475

1. As of December 31, 2004, the Portfolio had $85,789,959 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows:

                        EXPIRING
                        -----------------------
                        2008       $ 12,182,871
                        2009         38,285,188
                        2010         28,419,014
                        2011          6,902,886
                                   ------------
                        Total      $ 85,789,959
                                   ============

2. During the fiscal year ended December 31, 2004, the Portfolio utilized
$20,716,065 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2003, the Portfolio did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
Accordingly, the following amounts have been reclassified for December 31, 2004.
Net assets of the Portfolio were unaffected by the reclassifications.

          INCREASE TO          INCREASE TO
          ACCUMULATED      ACCUMULATED NET
          NET INVESTMENT     REALIZED LOSS
          INCOME            ON INVESTMENTS
          --------------------------------
          $ 135,980              $ 135,980

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                            YEAR ENDED          YEAR ENDED
                                     DECEMBER 31, 2004   DECEMBER 31, 2003
          ----------------------------------------------------------------
          Distributions paid from:
          Ordinary income                  $ 1,953,565         $ 1,952,550

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                              23 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

          Federal tax cost of securities   $ 176,784,095
                                           ==============

          Gross unrealized appreciation    $  15,143,047
          Gross unrealized depreciation       (4,476,572)
                                           --------------
          Net unrealized appreciation      $  10,666,475
                                           ==============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                           YEAR ENDED DECEMBER 31, 2004   YEAR ENDED DECEMBER 31, 2003
                                SHARES          AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------

Sold                         1,366,755   $   2,401,090       3,194,708   $   4,737,879
Dividends and/or
distributions reinvested     1,116,323       1,953,565       1,501,961       1,952,550
Redeemed                   (15,194,087)    (26,760,470)    (16,129,625)    (23,893,210)
                           ------------------------------------------------------------
Net decrease               (12,711,009)  $ (22,405,815)    (11,432,956)  $ (17,202,781)
                           ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were
$137,854,390 and $157,795,565, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.625% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Portfolio pays the Manager a fee of $1,500 per year for preparing and filing the Portfolio's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The
Portfolio pays OFS a per account fee. For the year ended December 31, 2004, the
Portfolio paid $10,000 to OFS for services to the Portfolio.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The
Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Portfolio's Manager terminated that practice in July 2003. Subsequently, the
Manager paid the Portfolio $136,369, an amount equivalent to certain of such commissions incurred in prior years.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Portfolio may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Portfolio include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

      The Portfolio may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of December 31, 2004, the Portfolio had no outstanding foreign currency contracts.
--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES
As of December 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities.
--------------------------------------------------------------------------------
7. SECURITIES LENDING
The Portfolio lends portfolio securities from time to time in order to earn additional income. In return, the Portfolio receives collateral in the form of
US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The
Portfolio retains a portion of the interest earned from the collateral. The
Portfolio also continues to receive interest or dividends paid on the securities loaned. As of December 31, 2004, the Portfolio had on loan securities valued at
$9,292,124. Cash of $9,495,304 was received as collateral for the loans, all of which was invested in approved instruments.
--------------------------------------------------------------------------------
8. LITIGATION
A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

               OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER INTERNATIONAL GROWTH
FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer International Growth Fund/VA, a series of Panorama Series Fund,
Inc., including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer International Growth Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------
                                                                           VALUE
                                                       SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--96.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--19.2%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.4%
Continental AG                                         27,640   $      1,756,382
--------------------------------------------------------------------------------
AUTOMOBILES--1.4%
Porsche AG, Preferred                                   1,752          1,111,402
--------------------------------------------------------------------------------
Toyota Motor Corp.                                     14,100            575,855
                                                                ----------------
                                                                       1,687,257

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.5%
Carnival Corp.                                         18,100          1,043,103
--------------------------------------------------------------------------------
William Hill plc                                       78,510            850,126
                                                                ----------------
                                                                       1,893,229

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.8%
Daito Trust Construction Co. Ltd.                      17,703            841,355
--------------------------------------------------------------------------------
Groupe SEB SA                                           4,452            477,454
--------------------------------------------------------------------------------
Sharp Corp.                                            81,000          1,322,465
--------------------------------------------------------------------------------
Sony Corp.                                             21,500            837,131
                                                                ----------------
                                                                       3,478,405

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--2.1%
LG Home Shopping, Inc.                                 23,190          1,433,694
--------------------------------------------------------------------------------
Next plc                                               38,200          1,210,114
                                                                ----------------
                                                                       2,643,808

--------------------------------------------------------------------------------
MEDIA--5.7%
British Sky Broadcasting Group plc                     22,431            242,027
--------------------------------------------------------------------------------
Gestevision Telecinco SA 1                             22,069            455,359
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                       15,300            925,650
--------------------------------------------------------------------------------
Mediaset SpA                                           71,200            902,944
--------------------------------------------------------------------------------
News Corp., Inc., Chess Depositary
Interest, Cl. B                                        45,292            870,213
--------------------------------------------------------------------------------
Societe Television Francaise 1                         30,970          1,008,198
--------------------------------------------------------------------------------
Sogecable SA 1                                          5,300            235,283
--------------------------------------------------------------------------------
Vivendi Universal SA 1                                 37,860          1,214,290
--------------------------------------------------------------------------------
Zee Telefilms Ltd.                                    284,500          1,119,806
                                                                ----------------
                                                                       6,973,770

--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.5%
Hennes & Mauritz AB, B Shares                     55,100          1,919,471
-------------------------------------------------------------------------------
New Dixons Group plc                                  375,680          1,096,328
                                                                ----------------
                                                                       3,015,799
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.8%
Compagnie Financiere Richemont AG,
A Shares                                               19,150            637,435
--------------------------------------------------------------------------------
Luxottica Group SpA                                    62,900          1,280,742
--------------------------------------------------------------------------------
LVMH Moet Hennessey Louis Vuitton                       4,200            321,694
                                                                ----------------
                                                                       2,239,871

                                                                           VALUE
                                                       SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
CONSUMER STAPLES--5.6%
--------------------------------------------------------------------------------
BEVERAGES--2.9%
Foster's Group Ltd.                                   229,469   $      1,041,509
--------------------------------------------------------------------------------
Heineken NV                                            29,600            986,935
--------------------------------------------------------------------------------
Pernod-Ricard SA                                        9,780          1,498,173
                                                                ----------------
                                                                       3,526,617

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.5%
Carrefour SA                                            6,490            309,106
--------------------------------------------------------------------------------
Woolworths Ltd.                                        28,764            338,447
                                                                ----------------
                                                                         647,553
--------------------------------------------------------------------------------
FOOD PRODUCTS--1.4%
Cadbury Schweppes plc                                  66,230            616,702
--------------------------------------------------------------------------------
Nestle SA                                               2,068            541,052
--------------------------------------------------------------------------------
Unilever plc                                           63,900            627,517
                                                                ----------------
                                                                       1,785,271
--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.8%
L'Oreal SA                                             13,020            988,402
--------------------------------------------------------------------------------
ENERGY--4.5%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.9%
Technip SA                                             12,660          2,340,302
--------------------------------------------------------------------------------
OIL & GAS--2.6%
BP plc, ADR                                            18,200          1,062,880
--------------------------------------------------------------------------------
Total SA, B Shares                                      7,420          1,626,158
--------------------------------------------------------------------------------
Tsakos Energy Navigation Ltd.                          12,900            461,691
                                                                ----------------
                                                                       3,150,729
--------------------------------------------------------------------------------
FINANCIALS--19.2%
--------------------------------------------------------------------------------
COMMERCIAL BANKS--10.2%
ABN Amro Holding NV                                    33,700            892,773
--------------------------------------------------------------------------------
Anglo Irish Bank Corp.                                124,922          3,039,431
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                         82,625          1,664,894
--------------------------------------------------------------------------------
Joyo Bank Ltd. (The)                                  182,000            888,065
--------------------------------------------------------------------------------
Mitsubishi Tokyo Financial Group, Inc.                    263          2,669,269
--------------------------------------------------------------------------------
National Australia Bank Ltd.                           15,500            350,176
--------------------------------------------------------------------------------
Royal Bank of Scotland Group plc (The)                 54,197          1,823,007
--------------------------------------------------------------------------------
Societe Generale, Cl. A                                12,270          1,241,677
                                                                ----------------
                                                                      12,569,292
--------------------------------------------------------------------------------
CONSUMER FINANCE--0.5%
Mediobanca SpA                                         37,600            608,694
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.6%
3i Group plc                                          125,210          1,601,003
--------------------------------------------------------------------------------
Collins Stewart Tullett plc                           208,165          1,578,643
--------------------------------------------------------------------------------
MLP AG                                                 63,293          1,252,611
                                                                ----------------
                                                                       4,432,257

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                                           VALUE
                                                       SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE--2.8%
Alleanza Assicurazioni SpA                             45,200   $        630,969
--------------------------------------------------------------------------------
Allianz AG                                              4,930            651,012
--------------------------------------------------------------------------------
AMP Ltd.                                              217,376          1,237,112
--------------------------------------------------------------------------------
Skandia Forsakrings AB                                182,800            910,507
                                                                ----------------
                                                                       3,429,600
--------------------------------------------------------------------------------
REAL ESTATE--1.7%
Solidere, GDR 1,2                                      82,820            621,150
--------------------------------------------------------------------------------
Solidere, GDR 1                                        19,680            147,600
--------------------------------------------------------------------------------
Sumitomo Realty & Development
Co. Ltd.                                              104,000          1,355,948
                                                                ----------------
                                                                       2,124,698
-------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.4%
Housing Development Finance
Corp. Ltd.                                             30,000            528,709
--------------------------------------------------------------------------------
HEALTH CARE--12.4%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.9%
Art Advanced Research
Technologies, Inc. 1                                   42,800             37,508
--------------------------------------------------------------------------------
Essilor International SA                               16,680          1,307,057
--------------------------------------------------------------------------------
Ortivus AB, Cl. B 1                                    80,000            297,349
--------------------------------------------------------------------------------
Terumo Corp.                                           22,000            592,564
--------------------------------------------------------------------------------
William Demant Holding AS 1                             1,400             65,746
                                                                ----------------
                                                                       2,300,224
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.7%
Nicox SA 1                                            148,670            842,672
--------------------------------------------------------------------------------
PHARMACEUTICALS--9.8%
AstraZeneca plc                                         4,680            169,729
--------------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.,
Sponsored ADR                                          18,500            366,855
--------------------------------------------------------------------------------
Fujisawa Pharmaceutical Co. Ltd.                       17,000            466,811
--------------------------------------------------------------------------------
GlaxoSmithKline plc                                    15,662            368,737
--------------------------------------------------------------------------------
H. Lundbeck AS                                         47,800          1,065,609
--------------------------------------------------------------------------------
NeuroSearch AS 1                                       28,900          1,241,012
--------------------------------------------------------------------------------
Novogen Ltd. 1                                        705,800          3,186,873
--------------------------------------------------------------------------------
Roche Holdings AG                                       7,982            918,867
--------------------------------------------------------------------------------
Sanofi-Synthelabo SA                                   22,505          1,798,687
--------------------------------------------------------------------------------
Schering AG                                             8,153            609,286
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                                22,000            304,226
--------------------------------------------------------------------------------
SkyePharma plc 1                                      373,660            467,842
--------------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.                         13,000            654,631
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.,
Sponsored ADR                                          16,200            483,732
                                                                ----------------
                                                                      12,102,897

                                                                           VALUE
                                                       SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
INDUSTRIALS--10.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.7%
Empresa Brasileira de Aeronautica SA,
Preference                                            401,126   $      3,352,785
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.8%
BTG plc 1                                             243,744            382,561
--------------------------------------------------------------------------------
Capita Group plc                                      130,160            913,989
--------------------------------------------------------------------------------
Prosegur Compania de Seguridad SA                      23,200            456,621
--------------------------------------------------------------------------------
Randstad Holding NV                                    12,300            484,008
                                                                ----------------
                                                                       2,237,179
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.2%
Koninklijke Boskalis Westminster NV                     7,900            267,378
--------------------------------------------------------------------------------
Leighton Holdings Ltd.                                 62,185            601,048
--------------------------------------------------------------------------------
Vinci                                                   4,810            645,954
                                                                ----------------
                                                                       1,514,380
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.2%
Ushio, Inc.                                            76,000          1,420,318
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.6%
Aalberts Industries NV                                 44,838          2,175,774
--------------------------------------------------------------------------------
Siemens AG                                             12,853          1,089,456
                                                                ----------------
                                                                       3,265,230
--------------------------------------------------------------------------------
MACHINERY--0.8%
Hyundai Heavy Industries Co. Ltd.                      28,963            963,848
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--17.9%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.8%
Nokia Oyj                                              40,200            631,536
--------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson,
B Shares 1                                            894,900          2,854,889
                                                                ----------------
                                                                       3,486,425
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.6%
Logitech International SA 1                            11,245            685,003
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--6.7%
Electrocomponents plc                                 133,080            727,538
--------------------------------------------------------------------------------
Epcos AG 1                                             40,090            601,541
--------------------------------------------------------------------------------
Keyence Corp.                                           4,200            941,075
--------------------------------------------------------------------------------
Nidec Corp.                                             9,600          1,170,138
--------------------------------------------------------------------------------
Nippon Electric Glass Co. Ltd.                         38,000            975,083
--------------------------------------------------------------------------------
Omron Corp.                                            46,686          1,113,958
--------------------------------------------------------------------------------
Tandberg ASA                                          178,700          2,220,233
--------------------------------------------------------------------------------
TDK Corp.                                               6,900            511,086
                                                                ----------------
                                                                       8,260,652

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.8%
Yahoo Japan Corp. 1                                       212          1,017,898
--------------------------------------------------------------------------------
IT SERVICES--2.9%
Amadeus Global Travel Distribution SA                  90,800            934,288

                                                                           VALUE
                                                       SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES Continued
Infosys Technologies Ltd.                              39,988   $      1,921,669
--------------------------------------------------------------------------------
NIIT Ltd.                                              49,800            205,982
--------------------------------------------------------------------------------
NIIT Technologies Ltd. 1                               74,700            259,139
--------------------------------------------------------------------------------
United Internet AG                                     10,067            273,398
                                                                ----------------
                                                                       3,594,476
--------------------------------------------------------------------------------
OFFICE ELECTRONICS--2.2%
Canon, Inc.                                            31,000          1,678,863
--------------------------------------------------------------------------------
Konica Minolta Holdings, Inc.                          76,000          1,008,685
                                                                ----------------
                                                                       2,687,548
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.2%
ASM International NV 1                                 59,000            968,190
--------------------------------------------------------------------------------
Samsung Electronics Co.                                 1,100            478,700
                                                                ----------------
                                                                       1,446,890
--------------------------------------------------------------------------------
SOFTWARE--0.7%
Autonomy Corp. plc 1                                  108,238            349,634
--------------------------------------------------------------------------------
Business Objects SA 1                                  12,880            326,344
--------------------------------------------------------------------------------
UBISoft Entertainment SA 1                              6,325            228,601
                                                                ----------------
                                                                         904,579

--------------------------------------------------------------------------------
MATERIALS--3.4%
--------------------------------------------------------------------------------
CHEMICALS--0.4%
Sika AG 1                                                 889            533,197
--------------------------------------------------------------------------------
METALS & MINING--3.0%
Companhia Vale do Rio Doce,
Sponsored ADR                                          69,000          1,682,220
--------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                          12,900          1,096,801
--------------------------------------------------------------------------------
Rio Tinto plc                                          28,720            845,290
                                                                ----------------
                                                                       3,624,311
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.2%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--4.2%
KDDI Corp.                                                266          1,432,927
--------------------------------------------------------------------------------
SK Telecom Co. Ltd., ADR                               26,030            579,164
--------------------------------------------------------------------------------
Vodafone Group plc                                  1,180,811          3,202,195
                                                                ----------------
                                                                       5,214,286
                                                                ----------------
Total Common Stocks (Cost $84,673,457)                               119,275,443

                                                    PRINCIPAL              VALUE
                                                       AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.4%
--------------------------------------------------------------------------------
Undivided interest of 0.21% in joint
repurchase agreement (Principal Amount/Value
$1,443,703,000, with a maturity value of
$1,443,962,867) with UBS Warburg LLC, 2.16%,
dated 12/31/04, to be repurchased at
$2,972,535 on 1/3/05, collateralized by
Federal National Mortgage Assn., 5%--6%,
4/1/34--10/1/34, with a value of
$1,474,609,071 (Cost $2,972,000)                 $  2,972,000   $      2,972,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $87,645,457)                                       99.1%       122,247,443
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                           0.9          1,113,944
                                                 -------------------------------
NET ASSETS                                              100.0%  $    123,361,387
                                                 ===============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Directors. These securities amount to $621,150 or 0.50% of the Fund's net assets as of December 31, 2004.
--------------------------------------------------------------------------------
GEOGRAPHIC HOLDINGS / Unaudited
--------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF
TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                     VALUE           PERCENT
--------------------------------------------------------------------------------
Japan                                            $ 21,778,351              17.8%
United Kingdom                                     18,135,862              14.9
France                                             16,174,769              13.2
Germany                                             7,345,088               6.0
Australia                                           6,755,165               5.5
India                                               6,067,054               5.0
Sweden                                              5,982,216               4.9
The Netherlands                                     5,775,058               4.7
Brazil                                              5,035,005               4.1
United States                                       4,885,316               4.0
Korea, Republic of South                            3,455,406               2.8
Italy                                               3,423,349               2.8
Switzerland                                         3,315,554               2.7
Ireland                                             3,039,431               2.5
Norway                                              2,681,924               2.2
Denmark                                             2,372,367               2.0
Spain                                               2,081,551               1.7
South Africa                                        1,096,801               0.9
Mexico                                                925,650               0.8
Lebanon                                               768,750               0.6
Finland                                               631,536               0.5
Israel                                                483,732               0.4
Canada                                                 37,508               0.0
                                                 -------------------------------
Total                                            $122,247,443             100.0%
                                                 ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------
Investments, at value (cost $87,645,457)--see accompanying statement of investments                   $   122,247,443
----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                          300,936
----------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                                           2,302
----------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                            1,079,237
Interest and dividends                                                                                        218,826
Shares of capital stock sold                                                                                  214,562
Other                                                                                                           3,811
                                                                                                      ----------------
Total assets                                                                                              124,067,117
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                                           2,097
----------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                         610,775
Foreign capital gains tax                                                                                      36,153
Shares of capital stock redeemed                                                                               11,027
Shareholder communications                                                                                      9,620
Distribution and service plan fees                                                                              6,955
Directors' compensation                                                                                         5,306
Transfer and shareholder servicing agent fees                                                                   1,685
Other                                                                                                          22,112
                                                                                                      ----------------
Total liabilities                                                                                             705,730
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $   123,361,387
                                                                                                      ================
----------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                                  $        94,874
----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                137,407,745
----------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                              (699,203)
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                            (48,015,948)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated in
foreign currencies                                                                                         34,573,919
                                                                                                      ----------------
NET ASSETS                                                                                            $   123,361,387
                                                                                                      ================
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based
on net assets of $110,679,293 and 85,433,624 shares of capital stock outstanding)                     $          1.30
----------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based
on net assets of $12,682,094 and 9,440,138 shares of capital stock outstanding)                       $          1.34

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $176,952)                                              $     1,739,829
----------------------------------------------------------------------------------------------------------------------
Interest                                                                                                       68,365
                                                                                                      ----------------
Total investment income                                                                                     1,808,194
----------------------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------------
Management fees                                                                                             1,053,887
----------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                             22,628
----------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                             10,047
Service shares                                                                                                  1,736
----------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                              7,539
Service shares                                                                                                  1,131
----------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                    34,967
----------------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                                         7,050
----------------------------------------------------------------------------------------------------------------------
Other                                                                                                          22,058
                                                                                                      ----------------
Total expenses                                                                                              1,161,043
Less reduction to custodian expenses                                                                             (707)
                                                                                                      ----------------
Net expenses                                                                                                1,160,336
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                         647,858
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                                                (1,550,015)
Foreign currency transactions                                                                               3,566,320
                                                                                                      ----------------
Net realized gain                                                                                           2,016,305
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments (net of foreign capital gains tax of $36,153)                                                  13,397,512
Translation of assets and liabilities denominated in foreign currencies                                     2,032,733
                                                                                                      ---------------
Net change in unrealized appreciation                                                                      15,430,245
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $    18,094,408
                                                                                                      ================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                 2004              2003
---------------------------------------------------------------------------------------------------------------
OPERATIONS

---------------------------------------------------------------------------------------------------------------
Net investment income                                                           $    647,858   $       260,368
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                           2,016,305       (14,696,098)
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                              15,430,245        46,634,261
                                                                                -------------------------------
Net increase in net assets resulting from operations                              18,094,408        32,198,531
---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                (1,405,673)         (996,174)
Service shares                                                                      (111,488)          (14,103)
---------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions:
Non-Service shares                                                                 3,594,655          (148,956)
Service shares                                                                     5,579,673         3,569,304
---------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------
Total increase                                                                    25,751,575        34,608,602
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                               97,609,812        63,001,210
                                                                                -------------------------------
End of period (including accumulated net investment loss of $699,203 and
$16,939, respectively)                                                          $123,361,387   $    97,609,812
                                                                                ===============================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
NON-SERVICE SHARES    YEAR ENDED DECEMBER 31,                 2004        2003        2002         2001         2000
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   1.12     $  0.76     $  1.07     $   1.74     $   2.30
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .01 1        -- 2       .01          .01           -- 2
Net realized and unrealized gain (loss)                        .19         .37        (.31)        (.39)        (.11)
                                                          ------------------------------------------------------------
Total from investment operations                               .20         .37        (.30)        (.38)        (.11)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.02)       (.01)       (.01)          -- 2       (.03)
Distributions from net realized gain                            --          --          --         (.29)        (.42)
                                                          ------------------------------------------------------------
Total dividends and/or distributions to shareholders          (.02)       (.01)       (.01)        (.29)        (.45)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   1.30     $  1.12     $  0.76     $   1.07     $   1.74
                                                          ============================================================
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                           17.86%      50.13%     (28.51)%     (24.31)%      (9.43)%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $110,679     $92,027     $62,091     $ 99,831     $144,901
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $ 96,388     $70,042     $83,511     $117,814     $162,028
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                         0.64%       0.37%       1.17%        0.69%        0.24%
Total expenses                                                1.08% 5     1.12% 5     1.12% 5      1.05% 5      1.17% 5
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         30%         71%         40%          44%          72%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------
SERVICE SHARES  YEAR ENDED DECEMBER 31,                                 2004          2003         2002         2001 1
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  1.16       $  0.81     $   1.08     $   1.22
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                     -- 2,3       .01          .01           -- 3
Net realized and unrealized gain (loss)                                  .20           .35         (.27)        (.14)
                                                                     -------------------------------------------------
Total from investment operations                                         .20           .36         (.26)        (.14)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    (.02)         (.01)        (.01)          --
Distributions from net realized gain                                      --            --           --           --
                                                                     -------------------------------------------------
Total dividends and/or distributions to shareholders                    (.02)         (.01)        (.01)          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  1.34       $  1.16     $   0.81     $   1.08
                                                                     =================================================
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                                     17.15%        45.53%      (24.51)%     (11.48)%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                             $12,682       $ 5,583     $    910     $    103
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                    $ 9,071       $ 2,205     $    603     $     36
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                                            0.37%         0.03%       (0.03)%       0.28%
Total expenses                                                          1.34%         1.36%        1.41%        1.20%
Expenses after payments and waivers and reduction to
 custodian expenses                                                      N/A 6         N/A 6       1.34%         N/A 6
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   30%           71%          40%          44%

1. For the period from March 19, 2001 (inception of offering) to December 31,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods of less than one full year.

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Growth Fund/VA (the Fund) is a series of Panorama
Series Fund, Inc. (the Company), which is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Fund's investment objective is to seek long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment advisor is OppenheimerFunds,
Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED     OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                   LOSS    FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3,4          TAX PURPOSES
    ---------------------------------------------------------------------------
    $1,058,567                 $--            $47,197,184           $32,001,144

1. As of December 31, 2004, the Fund had $47,195,203 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows:

                      EXPIRING
                      -------------------------
                      2009        $  14,880,581
                      2010           12,564,594
                      2011           19,750,028
                                  -------------
                      Total       $  47,195,203
                                  =============

2. The Fund had $1,981 of post-October foreign currency losses which were deferred.

3. During the fiscal year ended December 31, 2004, the Fund utilized $1,649,468 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                   REDUCTION TO           INCREASE TO
                   ACCUMULATED        ACCUMULATED NET
                   NET INVESTMENT       REALIZED LOSS
                   LOSS                ON INVESTMENTS
                   ----------------------------------
                   $187,039                  $187,039

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                            YEAR ENDED               YEAR ENDED
                                     DECEMBER 31, 2004        DECEMBER 31, 2003
    ---------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                         $1,517,161               $1,010,277

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

    Federal tax cost of securities            $  90,218,232
    Federal tax cost of other investments          (468,605)
                                              --------------
    Total federal tax cost                    $  89,749,627
                                              ==============
    Gross unrealized appreciation             $  34,214,126
    Gross unrealized depreciation                (2,212,982)
                                              --------------
    Net unrealized appreciation               $  32,001,144
                                              ==============

Certain foreign countries impose a tax on capital gains which is accrued by the
Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 180 million shares of $0.001 par value capital stock.
Transactions in shares of capital stock were as follows:

                                              YEAR ENDED DECEMBER 31, 2004     YEAR ENDED DECEMBER 31, 2003
                                                    SHARES          AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                            15,850,324    $ 17,947,088     186,946,297    $ 155,106,738
Dividends and/or distributions reinvested        1,277,885       1,405,673       1,556,521          996,174
Redeemed                                       (13,971,244)    (15,758,106)   (188,023,694)    (156,251,868)
                                               -------------------------------------------------------------
Net increase (decrease)                          3,156,965    $  3,594,655         479,124    $    (148,956)
                                               =============================================================
-----------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                             7,869,095    $  9,330,160       8,997,299    $   8,513,130
Dividends and/or distributions reinvested           96,945         111,488          20,739           14,103
Redeemed                                        (3,333,307)     (3,861,975)     (5,340,145)      (4,957,929)
                                               -------------------------------------------------------------
Net increase                                     4,632,733    $  5,579,673       3,677,893    $   3,569,304
                                               =============================================================
--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were
$41,771,683 and $30,056,090, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million.
--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2004, the Fund paid
$10,939 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the
Statement of Operations.
--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

As of December 31, 2004, the Fund had outstanding foreign currency contracts as follows:

                                         CONTRACT                VALUATION AS OF
                                       EXPIRATION      AMOUNT       DECEMBER 31,     UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION                        DATES       (000S)              2004   APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Euro (EUR)                                 1/4/05   449,347EUR          $610,790         $   --         $1,856
                                                                                         ---------------------
CONTRACTS TO SELL
British Pound Sterling (GBP)               1/4/05   122,494GBP           235,108            766             --
Euro (EUR)                          1/3/05-1/5/05   620,975EUR           844,082          1,536            241
                                                                                         ---------------------
                                                                                          2,302            241
                                                                                         ---------------------
Total unrealized appreciation and depreciation                                           $2,302         $2,097
                                                                                         =====================
--------------------------------------------------------------------------------
6. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6. LITIGATION Continued

Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

Total Return Portfolio Financials

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TOTAL RETURN PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Total
Return Portfolio, a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Total Return Portfolio as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

Denver, Colorado
February 11, 2005

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------
                                                                     VALUE
                                                   SHARES       SEE NOTE 1
---------------------------------------------------------------------------
COMMON STOCKS--61.5%
---------------------------------------------------------------------------
CONSUMER DISCRETIONARY--9.1%
---------------------------------------------------------------------------
AUTOMOBILES--1.0%
Ford Motor Co.                                    212,000   $    3,103,680
---------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.6%
Carnival Corp.                                     17,300          996,999
---------------------------------------------------------------------------
Yum! Brands, Inc.                                  15,200          717,136
                                                            ---------------
                                                                 1,714,135

---------------------------------------------------------------------------
HOUSEHOLD DURABLES--3.1%
Centex Corp.                                       55,500        3,306,690
---------------------------------------------------------------------------
Leggett & Platt, Inc.
                                                   129,000        3,667,470
---------------------------------------------------------------------------
Stanley Works (The)                                49,800        2,439,702
                                                            ---------------
                                                                 9,413,862
---------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--1.0%
Brunswick Corp.                                    58,000        2,871,000
---------------------------------------------------------------------------
MEDIA--1.7%
Dow Jones & Co., Inc.                            5,800          249,748
---------------------------------------------------------------------------
Gannett Co., Inc.                                   8,200          669,940
---------------------------------------------------------------------------
Meredith Corp.                                     17,100          926,820
---------------------------------------------------------------------------
Time Warner, Inc. 1                               109,600        2,130,624
---------------------------------------------------------------------------
Viacom, Inc., Cl. B                                21,200          771,468
---------------------------------------------------------------------------
Walt Disney Co. (The)                              15,900          442,020
                                                            ---------------
                                                                 5,190,620
---------------------------------------------------------------------------
MULTILINE RETAIL--0.4%
Nordstrom, Inc.                                    28,100        1,313,113
---------------------------------------------------------------------------
SPECIALTY RETAIL--1.1%
Limited Brands, Inc.                              136,700        3,146,834
---------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.2%
Jones Apparel Group, Inc.                          19,100          698,487
---------------------------------------------------------------------------
CONSUMER STAPLES--5.1%
---------------------------------------------------------------------------
BEVERAGES--1.1%
Anheuser-Busch Cos., Inc.                          27,200        1,379,856
---------------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The)                   39,000        1,054,560
---------------------------------------------------------------------------
PepsiCo, Inc.                                      17,700          923,940
                                                            ---------------
                                                                 3,358,356

---------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.3%
Safeway, Inc. 1                                    34,500          681,030
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              62,000        3,274,840
                                                            ---------------
                                                                 3,955,870

---------------------------------------------------------------------------
FOOD PRODUCTS--0.5%
Heinz (H.J.) Co.                                   24,000          935,760
---------------------------------------------------------------------------
Sara Lee Corp.                                     27,100          654,194
                                                            ---------------
                                                                 1,589,954

                                                                     VALUE
                                                   SHARES       SEE NOTE 1
---------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.4%
Procter & Gamble Co. (The)                      22,200   $    1,222,776
---------------------------------------------------------------------------
PERSONAL PRODUCTS--1.6%
Alberto-Culver Co., Cl. B                          18,000          874,260
---------------------------------------------------------------------------
Avon Products, Inc.                               102,500        3,966,750
                                                            ---------------
                                                                 4,841,010
---------------------------------------------------------------------------
TOBACCO--0.2%
Reynolds American, Inc.                             6,900          542,340
---------------------------------------------------------------------------
ENERGY--3.6%
---------------------------------------------------------------------------
OIL & GAS--3.6%
Apache Corp.                                       20,200        1,021,514
---------------------------------------------------------------------------
ChevronTexaco Corp.                                85,600        4,494,856
---------------------------------------------------------------------------
ConocoPhillips                                     45,200        3,924,716
---------------------------------------------------------------------------
Exxon Mobil Corp.                                  16,500          845,790
---------------------------------------------------------------------------
Marathon Oil Corp.                                 19,500          733,395
                                                            ---------------
                                                                11,020,271
---------------------------------------------------------------------------
FINANCIALS--17.2%
---------------------------------------------------------------------------
COMMERCIAL BANKS--6.7%
Bank of America Corp.                             153,200        7,198,868
---------------------------------------------------------------------------
National City Corp.                               100,700        3,781,285
---------------------------------------------------------------------------
Sovereign Bancorp, Inc.                           100,700        2,270,785
---------------------------------------------------------------------------
U.S. Bancorp                                      164,500        5,152,140
---------------------------------------------------------------------------
Wells Fargo & Co.                               28,500        1,771,275
                                                            ---------------
                                                                20,174,353
---------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.7%
Citigroup, Inc.                                   141,500        6,817,470
---------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                     6,600          686,664
---------------------------------------------------------------------------
JPMorgan Chase & Co.                           136,900        5,340,469
---------------------------------------------------------------------------
MBNA Corp.                                        155,100        4,372,269
                                                            ---------------
                                                                17,216,872
---------------------------------------------------------------------------
INSURANCE--3.3%
ACE Ltd.                                           19,400          829,350
---------------------------------------------------------------------------
AMBAC Financial Group, Inc.                        31,800        2,611,734
---------------------------------------------------------------------------
American International Group, Inc.                 75,000        4,925,250
---------------------------------------------------------------------------
Chubb Corp.                                         3,100          238,390
---------------------------------------------------------------------------
Lincoln National Corp.                             13,900          648,852
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                24,600          911,922
                                                            ---------------
                                                                10,165,498

---------------------------------------------------------------------------
REAL ESTATE--0.2%
Equity Office Properties Trust                     21,900          637,728
---------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.3%
Fannie Mae                                         56,100        3,994,881

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                                     VALUE
                                                   SHARES       SEE NOTE 1
---------------------------------------------------------------------------
HEALTH CARE--6.2%
---------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
Stryker Corp.                                      15,300   $      738,225
---------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--5.3%
AmerisourceBergen Corp.                            61,500        3,608,820
---------------------------------------------------------------------------
Caremark Rx, Inc. 1                               133,700        5,271,791
---------------------------------------------------------------------------
Express Scripts, Inc. 1                            59,600        4,555,824
---------------------------------------------------------------------------
McKesson Corp.                                     86,700        2,727,582
                                                            ---------------
                                                                16,164,017

---------------------------------------------------------------------------
PHARMACEUTICALS--0.7%
Johnson & Johnson                               11,500          729,330
---------------------------------------------------------------------------
Schering-Plough Corp.                              59,300        1,238,184
                                                            ---------------
                                                                 1,967,514

---------------------------------------------------------------------------
INDUSTRIALS--5.2%
---------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.4%
Honeywell International, Inc.                     120,300        4,259,823
---------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.3%
United Parcel Service, Inc., Cl. B                  8,800          752,048
---------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.2%
Avery-Dennison Corp.                               11,600          695,652
---------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.4%
3M Co.                                             40,900        3,356,663
---------------------------------------------------------------------------
General Electric Co.                               78,900        2,879,850
---------------------------------------------------------------------------
Tyco International Ltd.                            23,800          850,612
                                                            ---------------
                                                                 7,087,125

---------------------------------------------------------------------------
MACHINERY--0.7%
Illinois Tool Works, Inc.                          23,500        2,177,980
---------------------------------------------------------------------------
ROAD & RAIL--0.2%
Ryder Systems, Inc.                                13,800          659,226
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY--7.5%
---------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.8%
Motorola, Inc.                                    131,800        2,266,960
---------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--2.8%
Dell, Inc. 1                                      123,900        5,221,146
---------------------------------------------------------------------------
Hewlett-Packard Co.                                72,900        1,528,713
---------------------------------------------------------------------------
International Business Machines Corp.               7,700          759,066
---------------------------------------------------------------------------
NCR Corp. 1                                        12,600          872,298
                                                            ---------------
                                                                 8,381,223

---------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.9%
Sanmina-SCI Corp. 1                               234,900        1,989,603
---------------------------------------------------------------------------
Solectron Corp. 1                                 160,600          855,998
                                                            ---------------
                                                                 2,845,601

---------------------------------------------------------------------------
IT SERVICES--0.4%
Affiliated Computer Services, Inc.,
Cl. A 1                                            11,600          698,204

                                                                     VALUE
                                                   SHARES       SEE NOTE 1
---------------------------------------------------------------------------
IT SERVICES Continued
Computer Sciences Corp. 1                           7,500   $      422,775
                                                            ---------------
                                                                 1,120,979

---------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.3%
Altera Corp. 1                                    143,200        2,964,240
---------------------------------------------------------------------------
Intel Corp.                                        43,300        1,012,787
                                                            ---------------
                                                                 3,977,027

---------------------------------------------------------------------------
SOFTWARE--1.3%
Microsoft Corp.                                   149,700        3,998,487
---------------------------------------------------------------------------
MATERIALS--1.8%
---------------------------------------------------------------------------
CHEMICALS--0.1%
Rohm & Haas Co.                                  7,900          349,417
---------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.9%
Ball Corp.                                         28,200        1,240,236
---------------------------------------------------------------------------
Pactiv Corp. 1                                     32,300          816,867
---------------------------------------------------------------------------
Temple-Inland, Inc.                                 9,900          677,160
                                                            ---------------
                                                                 2,734,263

---------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.8%
MeadWestvaco Corp.                                 67,500        2,287,575
---------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.9%
---------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.5%
Sprint Corp.                                      147,700        3,670,345
---------------------------------------------------------------------------
Verizon Communications, Inc.                      171,800        6,959,618
                                                            ---------------
                                                                10,629,963

---------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
AT&T Corp.                                      58,700        1,118,822
---------------------------------------------------------------------------
UTILITIES--1.9%
---------------------------------------------------------------------------
ELECTRIC UTILITIES--1.9%
Constellation Energy Group, Inc.                   28,200        1,232,622
---------------------------------------------------------------------------
Edison International, Inc.                         72,200        2,312,566
---------------------------------------------------------------------------
TXU Corp.                                          36,700        2,369,352
                                                            ---------------
                                                                 5,914,540
                                                            ---------------
Total Common Stocks (Cost $169,720,552)                        186,298,107

                                                PRINCIPAL
                                                   AMOUNT
---------------------------------------------------------------------------
ASSET-BACKED SECURITIES--5.8%
---------------------------------------------------------------------------
Bank One Auto Securitization Trust,
Automobile Receivable Certificates,
Series 2003-1, Cl. A2, 1.29%, 8/21/06       $     195,473          195,125
---------------------------------------------------------------------------
Capital Auto Receivables Asset Trust,
Automobile Mtg.-Backed Nts., Series
2004-2, Cl. A3, 3.58%, 1/15/09                    530,000          529,338
---------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home
Equity Loan Asset-Backed Certificates:
Series 2003-C, Cl. AF1, 2.14%, 7/25/18             57,692           57,628
Series 2004-A, Cl. AF1, 2.03%, 6/25/19            153,358          152,768
Series 2004-D, Cl. AF1, 2.98%, 4/25/20 2          265,105          264,245

                                                PRINCIPAL            VALUE
                                                   AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
---------------------------------------------------------------------------
Chase Funding Mortgage Loan
Asset-Backed Certificates, Home Equity
Mtg. Obligations:
Series 2002-4, Cl. 1A3, 3.44%, 4/25/23      $      86,084   $       86,090
Series 2003-1, Cl. 1A3, 3.14%, 7/25/23            256,642          256,509
Series 2003-4, Cl. 1A1, 2.538%, 9/25/17 3          53,227           53,255
Series 2003-4, Cl. 1A2, 2.138%, 7/25/18           200,000          199,328
Series 2004-1, Cl. 2A1, 2.528%, 9/25/21 3         439,573          439,856
---------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust,
Automobile Loan Pass-Through
Certificates:
Series 2002-A, Cl. A4, 4.24%, 9/15/08             135,291          136,138
Series 2003-B, Cl. A2, 1.28%, 3/15/06              56,741           56,710
---------------------------------------------------------------------------
CIT Equipment Collateral, Equipment
Receivable-Backed Nts., Series
2004-DFS, Cl. A2, 2.66%, 11/20/06 2               420,000          418,212
---------------------------------------------------------------------------
Citibank Credit Card Issuance Trust,
Credit Card Receivable Nts., Series
2002-A3, Cl. A3, 4.40%, 5/15/07                   520,000          523,592
---------------------------------------------------------------------------
CitiFinancial Mortgage Securities, Inc.,
Home Equity Collateralized Mtg.
Obligations:
Series 2003-2, Cl. AF1, 2.518%,
5/25/33 3                                          31,736           31,756
Series 2003-3, Cl. AF1, 2.538%,
8/25/33 3                                         132,229          132,318
---------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.,
Home Equity Mtg. Obligations,
Series 2004-OPT1, Cl. A1B, 2.388%,
9/1/34 2                                          474,435          473,841
---------------------------------------------------------------------------
Countrywide Asset-Backed
Certificates, Inc., Home Equity
Asset-Backed Certificates, Series
2002-4, Cl. A1, 2.788%, 2/25/33 3                 106,720          107,323
---------------------------------------------------------------------------
DaimlerChrysler Auto Trust,
Automobile Loan Pass-Through
Certificates:
Series 2003-A, Cl. A2, 1.52%, 12/8/05             165,546          165,529
Series 2003-B, Cl. A2, 1.61%, 7/10/06             746,410          745,156
Series 2004-B, Cl. A2, 2.48%, 2/8/07 2            250,000          249,400
Series 2004-C, Cl. A2, 2.62%, 6/8/07              750,000          747,698
---------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates, Series 2004-A, Cl. A2,
2.13%, 10/15/06                                 1,160,000        1,155,483
---------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust,
Motorcycle Receivable Nts., Series
2003-3, Cl. A1, 1.50%, 1/15/08                    354,735          353,482
---------------------------------------------------------------------------
Honda Auto Receivables Owner
Trust, Automobile Receivable
Obligations:
Series 2003-3, Cl. A2, 1.52%, 4/21/06             395,287          394,625
Series 2003-4, Cl. A2, 1.58%, 7/17/06             612,400          611,034

                                                PRINCIPAL            VALUE
                                                   AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
---------------------------------------------------------------------------
Household Automotive Trust,
Automobile Loan Certificates,
Series 2003-2, Cl. A2, 1.56%,
12/18/06                                    $     255,010   $      254,507
---------------------------------------------------------------------------
Litigation Settlement Monetized
Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31 2        1,389,439        1,435,429
---------------------------------------------------------------------------
M&I Auto Loan Trust, Automobile
Loan Certificates:
Series 2002-1, Cl. A3, 2.49%, 10/22/07            270,086          270,048
Series 2003-1, Cl. A2, 1.60%, 7/20/06             413,693          413,096
---------------------------------------------------------------------------
National City Auto Receivables Trust,
Automobile Receivable Obligations,
Series 2004-A, Cl. A2, 1.50%, 2/15/07             423,288          421,798
---------------------------------------------------------------------------
Nissan Auto Lease Trust, Automobile
Lease Obligations, Series 2003-A,
Cl. A2, 1.69%, 12/15/05                            41,671           41,671
---------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust,
Automobile Receivable Nts.:
Series 2002-A, Cl. A4, 4.28%, 10/16/06            107,335          107,876
Series 2004-A, Cl. A2, 1.40%, 7/17/06             491,162          489,188
---------------------------------------------------------------------------
Option One Mortgage Loan Trust,
Home Equity Mtg. Obligations,
Series 2004-3, Cl. A2, 2.568%,
11/25/34 2,3                                      255,980          256,145
---------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust, Home Equity Pass-Through
Certificates, Series 2004-5, Cl. A F2,
3.735%, 11/10/34 2                                140,000          139,534
---------------------------------------------------------------------------
Toyota Auto Receivables Owner
Trust, Automobile Mtg.-Backed
Obligations:
Series 2002-B, Cl. A3, 3.76%, 6/15/06              35,557           35,608
Series 2003-B, Cl. A2, 1.43%, 2/15/06             150,368          150,276
---------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile
Loan Asset-Backed Nts.:
Series 2002-1, Cl. A3, 2.41%, 10/16/06            112,896          112,892
Series 2004-1, Cl. A2, 1.43%, 9/15/06           1,132,396        1,128,791
Series 2004-2, Cl. A2, 2.41%, 2/15/07             520,000          518,357
Series 2004-3, Cl. A2, 2.79%, 6/15/07             360,000          359,290
---------------------------------------------------------------------------
Volkswagen Auto Lease Trust,
Automobile Lease Asset-Backed
Securities, Series 2004-A, Cl. A2,
2.47%, 1/22/07                                    490,000          487,761
---------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced
Trust, Automobile Loan Receivable
Certificates:
Series 2003-1, Cl. A2, 1.11%, 12/20/05             22,805           22,798
Series 2003-2, Cl. A2, 1.55%, 6/20/06             335,564          334,912
---------------------------------------------------------------------------
Wachovia Auto Owner Trust,
Automobile Receivable Nts.,
Series 2004-B, Cl. A2, 2.40%, 5/21/07             360,000          358,518

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                PRINCIPAL            VALUE
                                                   AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
---------------------------------------------------------------------------
Wells Fargo Home Equity Trust,
Collateralized Mtg. Obligations,
Series 2004-2, Cl. AI1B, 2.94%,
9/25/18                                     $     751,451   $      747,978
---------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile
Loan Receivable Certificates:
Series 2003-1, Cl. A2A, 1.40%, 4/15/06            348,983          348,329
Series 2004-1, Cl. A2A, 2.59%, 5/15/07            450,000          448,344
                                                            ---------------
Total Asset-Backed Securities (Cost $17,423,515)                17,419,585

---------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--26.1%
---------------------------------------------------------------------------
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series
2004-6, Cl. A3, 4.512%, 12/10/42                  410,000          410,000
---------------------------------------------------------------------------
Bank of America Mortgage Securities,
Inc., Collateralized Mtg. Obligations
Pass-Through Certificates:
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32            822,543          840,352
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32            608,101          631,855
Series 2004-E, Cl. 2A9, 3.712%,
6/25/34                                           448,042          448,324
Series 2004-G, Cl. 2A1, 2.469%,
8/25/34                                           308,671          308,063
---------------------------------------------------------------------------
CIT Equipment Collateral, Equipment
Receivable-Backed Nts., Series 2003-EF1,
Cl. A2, 1.49%, 12/20/05                            35,095           35,102
---------------------------------------------------------------------------
Countrywide Alternative Loan Trust,
Collateralized Mtg. Obligations, Series
2004-J9, Cl. 1A1, 2.598%, 10/25/34 3              551,947          552,582
---------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5%, 1/1/35 4                                    6,445,000        6,400,691
5.50%, 1/1/35 4                                 4,169,000        4,235,446
6.50%, 7/1/28-4/1/34                              340,790          358,246
7%, 3/1/31-11/1/34                              4,105,757        4,353,912
7%, 4/1/32-1/1/35 4                               909,000          962,972
8%, 4/1/16                                        314,881          334,344
9%, 8/1/22-5/1/25                                  91,237          101,641
---------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through
Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                143,578          144,721
Series 2055, Cl. ZM, 6.50%, 5/15/28               356,290          370,567
Series 2080, Cl. Z, 6.50%, 8/15/28                227,788          234,885
Series 2387, Cl. PD, 6%, 4/15/30                  467,983          485,092
Series 2498, Cl. PC, 5.50%, 10/15/14               64,966           65,523
Series 2500, Cl. FD, 2.903%, 3/15/32 3            130,866          131,380
Series 2526, Cl. FE, 2.803%, 6/15/29 3            168,556          169,162
Series 2551, Cl. FD, 2.803%, 1/15/33 3            134,789          135,713
Series 2551, Cl. TA, 4.50%, 2/15/18                57,636           57,599

                                                PRINCIPAL            VALUE
                                                   AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
---------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 176, Cl. IO, (0.21)%, 6/1/26 5       $     252,311   $       47,108
Series 183, Cl. IO, (1.41)%, 4/1/27 5             406,601           78,830
Series 184, Cl. IO, 1.83%, 12/1/26 5              410,788           76,386
Series 192, Cl. IO, 3.27%, 2/1/28 5               105,059           19,524
Series 200, Cl. IO, 2.89%, 1/1/29 5               128,451           24,626
Series 2130, Cl. SC, 12.38%, 3/15/29 5            298,292           31,161
Series 2796, Cl. SD, 19.10%, 7/15/26 5            424,458           42,905
---------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 176,
Cl. PO, 6.97%, 6/1/26 6                           103,300           90,123
---------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 1/1/20 4                                 2,828,000        2,819,163
5%, 1/1/20-1/1/35 4                             7,099,000        7,092,278
5.50%, 3/1/33-1/1/34                            3,031,730        3,081,434
5.50%, 1/1/35 4                                 6,158,000        6,252,291
6%, 8/1/24                                      1,945,596        2,024,994
6%, 1/1/35 4                                    4,906,000        5,073,108
6.50%, 4/1/24-10/1/30                             603,088          634,179
6.50%, 1/1/35 4                                 7,995,000        8,384,756
7%, 2/25/22-8/1/34                              4,305,361        4,535,237
7%, 8/1/28-6/1/32 4                             1,871,677        1,986,492
7.50%, 5/1/07-12/1/08                             103,275          108,049
8%, 3/1/17-6/1/17                                  32,336           35,242
8.50%, 7/1/32                                      31,434           34,149
---------------------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Trust 2002-T1, Cl. A2, 7%, 11/25/31               653,932          693,370
---------------------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23              603,057          633,238
Trust 1998-63, Cl. PG, 6%, 3/25/27                128,000          128,610
Trust 2001-50, Cl. NE, 6%, 8/25/30                245,513          248,905
Trust 2001-70, Cl. LR, 6%, 9/25/30                247,386          252,237
Trust 2001-72, Cl. NH, 6%, 4/25/30                196,100          200,547
Trust 2001-74, Cl. PD, 6%, 5/25/30                 82,196           83,311
Trust 2002-50, Cl. PD, 6%, 9/25/27                135,154          135,244
Trust 2002-77, Cl. WF, 2.81%,
12/18/32 3                                        215,956          217,232
Trust 2002-94, Cl. MA, 4.50%,
8/25/09                                           379,080          379,910
Trust 2003-81, Cl. PA, 5%, 2/25/12                123,425          123,879
Trust 2004-101, Cl. BG, 5%, 1/25/20               452,000          455,955
---------------------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 319, Cl. 2, (3.08)%, 2/1/32 5               201,591           38,748
Trust 2002-47, Cl. NS, 9.28%, 4/25/32 5           547,910           57,427
Trust 2002-51, Cl. S, 9.56%, 8/25/32 5            503,114           52,785

                                                PRINCIPAL            VALUE
                                                   AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS  Continued
---------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 222, Cl. 2, (2.29)%, 6/1/23 5         $     790,698   $      147,319
Trust 240, Cl. 2, (1.13)%, 9/1/23 5               894,036          170,261
Trust 252, Cl. 2, (3.44)%, 11/1/23 5              620,633          121,916
Trust 254, Cl. 2, (0.11)%, 1/1/24 5               312,702           64,617
Trust 273, Cl. 2, 0.09%, 7/1/26 5                 183,186           33,846
Trust 321, Cl. 2, (8.78)%, 3/1/32 5             2,284,022          453,893
Trust 333, Cl. 2, 1.60%, 3/1/33 5               1,321,951          285,900
Trust 334, Cl. 17, (16.18)%, 2/1/33 5             372,268           74,630
Trust 1993-223, Cl. PM, 0.73%,
10/25/23 5                                        362,450           37,700
Trust 2001-81, Cl. S, 13.68%, 1/25/32 5           237,430           28,958
Trust 2002-52, Cl. SD, 8.85%, 9/25/32 5           646,401           66,835
Trust 2002-77, Cl. SH, 21.15%,
12/18/32 5                                        283,634           28,723
Trust 2004-54, Cl. DS, 20.40%,
11/25/30 5                                        508,440           46,334
---------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184, Cl. M, 9.71%,
9/25/23 6                                         228,962          198,286
---------------------------------------------------------------------------
First Union National Bank/Lehman
Brothers/Bank of America Commercial
Mtg. Trust, Pass-Through Certificates,
Series 1998-C2, Cl. A2, 6.56%, 11/18/35           340,000          365,759
---------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg. Obligations,
Series 2004-C3, Cl. A2, 4.433%, 7/10/39           320,000          324,250
---------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. A3,
6.869%, 7/15/29                                   261,670          276,996
---------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
Commercial Mtg. Pass-Through
Certificates:
Series 2004-C1, Cl. A1, 3.659%,
10/10/28                                          297,939          294,700
Series 2004-GG2, Cl. A3, 4.602%,
8/10/38                                           200,000          204,057
---------------------------------------------------------------------------
GSR Mortgage Loan Trust,
Collateralized Mtg. Obligations,
Series 04-12, Cl. 3A1, 4.593%,
12/25/34 2,3                                      850,791          851,962
---------------------------------------------------------------------------
General Motors Acceptance Corp.
Commercial Mtg. Securities, Inc.,
Commercial Mtg. Obligations,
Series 2004-C3, Cl. A4, 4.547%,
12/10/41                                          260,000          260,684
---------------------------------------------------------------------------
Government National Mortgage Assn.:
7%, 11/15/08-1/15/24                              257,724          273,775
7.50%, 1/15/09-6/15/24                            482,837          517,232
8%, 5/15/17                                       114,290          125,163
8.50%, 8/15/17-12/15/17                           112,301          123,705

                                                PRINCIPAL            VALUE
                                                   AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS  Continued
---------------------------------------------------------------------------
Government National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 2001-21, Cl. SB, 14.94%,
1/16/27 5                                   $     473,833   $       45,318
Series 2002-15, Cl. SM, 9.39%,
2/16/32 5                                         532,302           51,321
Series 2002-76, Cl. SY, 9.35%,
12/16/26 5                                      1,061,387          108,270
Series 2004-11, Cl. SM, 10.64%,
1/17/30 5                                         422,200           37,963
---------------------------------------------------------------------------
Mastr Alternative Loan Trust,
Pass-Through Collateralized Mtg.
Obligations, Series 2004-6, Cl. 10A1,
6%, 7/25/34                                       820,483          847,225
---------------------------------------------------------------------------
Mastr Asset Securitization Trust,
Pass-Through Collateralized Mtg.
Obligations, Series 2004-9, Cl. A3,
4.70%, 8/25/34                                  1,326,445        1,327,519
---------------------------------------------------------------------------
Mastr Seasoned Securities Trust,
Collateralized Mtg. Obligations,
Series 2004-2, Cl. PT65, 6.50%,
12/1/34 4                                       1,189,000        1,224,484
---------------------------------------------------------------------------
Nomura Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                    380,000          411,268
---------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1,
Cl. A2, 7.306%, 10/6/15                           251,000          289,339
---------------------------------------------------------------------------
Washington Mutual Mortgage
Securities Corp., Collateralized Mtg.
Pass-Through Certificates, Series
2003-AR12, Cl. A2, 2.446%, 2/25/34 3                8,580            8,585
---------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities Trust, Collateralized Mtg.
Obligations:
Series 2004-DD, Cl. 2A1,
4.548%, 1/25/35                                   600,000          600,984
Series 2004-N, Cl. A10,
3.803%, 8/25/34 2                                 802,667          805,307
                                                            ---------------
Total Mortgage-Backed Obligations
(Cost $78,823,613)                                              79,076,689

---------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--4.3%
---------------------------------------------------------------------------
Federal Home Loan Bank Bonds,
3.125%, 9/15/06                                   915,000          914,421
---------------------------------------------------------------------------
Federal Home Loan Bank Unsec.
Bonds, 2.75%, 10/15/06                            755,000          749,350

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                PRINCIPAL            VALUE
                                                   AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS Continued
---------------------------------------------------------------------------
Federal National Mortgage Assn.
Unsec. Nts.:
4.25%, 7/15/07                              $     195,000   $      199,206
6%, 5/15/08                                     3,500,000        3,769,021
7.25%, 1/15/10-5/15/30                          1,785,000        2,097,979
---------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
7.125%, 5/1/30                                    509,000          635,200
Series A, 6.79%, 5/23/12                        3,937,000        4,540,007
---------------------------------------------------------------------------
U.S. Treasury Nts., 4.25%, 11/15/14               170,000          170,498
                                                            ---------------
Total U.S. Government Obligations
(Cost $13,120,960)                                              13,075,682

---------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.1%
---------------------------------------------------------------------------
United Mexican States Nts., 7.50%,
1/14/12 (Cost $302,559)                           300,000          340,950

---------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--12.8%
---------------------------------------------------------------------------
Aetna, Inc., 7.375% Sr. Unsec. Nts.,
3/1/06                                            595,000          619,579
---------------------------------------------------------------------------
Allied Waste North America, Inc.,
8.875% Sr. Nts., Series B, 4/1/08                 285,000          306,375
---------------------------------------------------------------------------
Allstate Financial Global Funding
LLC, 4.25% Nts., 9/10/08 7                        120,000          121,515
---------------------------------------------------------------------------
Allstate Life Global Funding II,
3.50% Nts., 7/30/07                               160,000          159,422
---------------------------------------------------------------------------
American Express Centurion Bank,
4.375% Nts., 7/30/09                              250,000          254,242
---------------------------------------------------------------------------
American Honda Finance Corp.,
3.85% Nts., 11/6/08 7                             360,000          359,314
---------------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.50%
Sr. Unsec. Nts., 5/1/07 8                         475,000          516,202
---------------------------------------------------------------------------
AXA, 8.60% Unsec. Sub. Nts., 12/15/30             520,000          685,002
---------------------------------------------------------------------------
Bank of America Corp., 4.875% Sr.
Unsec. Nts., 1/15/13                                7,000            7,133
---------------------------------------------------------------------------
Bankers Trust Corp., 7.375% Unsec.
Sub. Nts., 5/1/08                                  50,000           55,503
---------------------------------------------------------------------------
Beazer Homes USA, Inc., 8.625% Sr.
Unsec. Nts., 5/15/11                              295,000          323,025
---------------------------------------------------------------------------
Boeing Capital Corp., 5.65% Sr.
Unsec. Nts., 5/15/06                               45,000           46,417
---------------------------------------------------------------------------
British Telecommunications plc:
7.875% Nts., 12/15/05                             375,000          391,210
8.125% Nts., 12/15/10                             240,000          288,553
---------------------------------------------------------------------------
Canadian National Railway Co.,
4.25% Nts., 8/1/09                                 82,000           82,738
---------------------------------------------------------------------------
CenterPoint Energy, Inc.:
5.875% Sr. Nts., 6/1/08                           315,000          329,866
8.125% Unsec. Nts., Series B, 7/15/05             195,000          200,162
---------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr.
Unsec. Nts., 11/1/08                              580,000          651,757

                                                PRINCIPAL            VALUE
                                                   AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
---------------------------------------------------------------------------
Chesapeake Energy Corp., 7.50% Sr.
Nts., 6/15/14                               $     320,000   $      351,200
---------------------------------------------------------------------------
CIGNA Corp., 7.40% Unsec. Nts.,
5/15/07                                           700,000          752,435
---------------------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec.
Unsub. Nts., 4/2/12                               330,000          391,178
---------------------------------------------------------------------------
Citizens Communications Co.,
9.25% Sr. Nts., 5/15/11                           171,000          200,925
---------------------------------------------------------------------------
ConAgra Foods, Inc., 6% Nts.,
9/15/06                                           300,000          312,486
---------------------------------------------------------------------------
Conectiv, Inc., 5.30% Unsec. Unsub.
Nts., Series B, 6/1/05                             87,000           87,715
---------------------------------------------------------------------------
Cox Communications, Inc., 7.875%
Unsec. Nts., 8/15/09                              390,000          443,076
---------------------------------------------------------------------------
CSX Corp., 6.25% Unsec. Nts.,
10/15/08                                          305,000          329,121
---------------------------------------------------------------------------
D.R. Horton, Inc., 6.125% Nts.,
1/15/14                                           295,000          305,325
---------------------------------------------------------------------------
DaimlerChrysler North America
Holding Corp., 4.75% Unsec. Nts.,
1/15/08                                           590,000          603,020
---------------------------------------------------------------------------
Delphi Automotive Systems Corp.,
6.50% Nts., 5/1/09                                355,000          365,224
---------------------------------------------------------------------------
Deutsche Telekom International
Finance BV, 8.50% Unsub. Nts.,
6/15/10                                           420,000          500,935
---------------------------------------------------------------------------
Dominion Resources, Inc., 8.125%
Sr. Unsub. Nts., 6/15/10                          365,000          430,100
---------------------------------------------------------------------------
DTE Energy Co., 6.45% Sr. Unsub.
Nts., 6/1/06                                      270,000          281,165
---------------------------------------------------------------------------
Duke Capital LLC, 5.668% Nts.,
8/15/14                                           310,000          320,465
---------------------------------------------------------------------------
Federated Department Stores, Inc.,
6.625% Sr. Unsec. Nts., 9/1/08                    405,000          441,257
---------------------------------------------------------------------------
FedEx Corp., 2.65% Unsec. Nts.,
4/1/07                                            655,000          641,869
---------------------------------------------------------------------------
FirstEnergy Corp.:
5.50% Sr. Unsub. Nts., Series A,
11/15/06                                          225,000          232,376
7.375% Sr. Unsub. Nts., Series C,
11/15/31                                          260,000          297,848
---------------------------------------------------------------------------
Food Lion, Inc., 7.55% Nts., 4/15/07              400,000          434,619
---------------------------------------------------------------------------
Ford Holdings, Inc., 9.30% Unsec.
Unsub. Debs., 3/1/30                              100,000          117,591
---------------------------------------------------------------------------
Ford Motor Credit Co., 7.375% Nts.,
10/28/09                                          110,000          118,774
---------------------------------------------------------------------------
France Telecom SA:
7.95% Sr. Unsec. Nts., 3/1/06                     230,000          241,559
8.50% Sr. Unsec. Nts., 3/1/11                     325,000          388,171
9.25% Sr. Unsec. Nts., 3/1/31 3                    75,000          101,970

                                                PRINCIPAL            VALUE
                                                   AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
---------------------------------------------------------------------------
Franklin Resources, Inc., 3.70% Nts.,
4/15/08                                     $     215,000   $      214,656
---------------------------------------------------------------------------
Gap, Inc. (The):
6.90% Nts., 9/15/07 2                             171,000          184,680
10.55% Unsub. Nts., 12/15/08                       69,000           84,353
---------------------------------------------------------------------------
General Mills, Inc., 3.875% Nts.,
11/30/07                                          470,000          471,824
---------------------------------------------------------------------------
General Motors Acceptance Corp.,
7.25% Nts., 3/2/11                              1,090,000        1,142,601
---------------------------------------------------------------------------
General Motors Corp., 8.375% Sr.
Unsec. Debs., 7/15/33                              15,000           15,584
---------------------------------------------------------------------------
Hartford Financial Services Group,
Inc. (The), 2.375% Nts., 6/1/06                   175,000          171,859
--------------------------------------------------------------------------
Hertz Corp. (The), 6.35% Nts., 6/15/10            665,000          682,329
---------------------------------------------------------------------------
Hilton Hotels Corp., 7.95% Sr. Nts.,
4/15/07                                           225,000          244,857
---------------------------------------------------------------------------
Household Finance Corp., 8.875% Sr.
Unsec. Nts., 2/15/06                              335,000          354,720
---------------------------------------------------------------------------
Hutchison Whampoa International
Ltd., 7.45% Sr. Bonds, 11/24/33 7                 250,000          278,144
---------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr.
Sec. Nts., 11/14/08 2,3                           265,000          299,450
---------------------------------------------------------------------------
iStar Financial, Inc.:
4.875% Sr. Unsec. Nts., Series B,
1/15/09                                           270,000          274,304
8.75% Sr. Unsec. Nts., 8/15/08                    195,000          222,538
---------------------------------------------------------------------------
J.C. Penney Co., Inc., 8% Nts., 3/1/10            585,000          671,288
---------------------------------------------------------------------------
John Hancock Global Funding II,
7.90% Nts., 7/2/10 7                              288,000          337,595
---------------------------------------------------------------------------
Kinder Morgan, Inc., 6.50% Sr.
Unsec. Nts., 9/1/12                               365,000          401,810
---------------------------------------------------------------------------
Kraft Foods, Inc., 5.25% Nts., 6/1/07             725,000          751,434
---------------------------------------------------------------------------
Kroger Co. (The), 7.80% Sr. Nts.,
8/15/07                                           445,000          488,317
---------------------------------------------------------------------------
Lear Corp., 8.11% Sr. Unsec. Nts.,
Series B, 5/15/09                                 495,000          561,926
---------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.,
7% Nts., 2/1/08                                   375,000          410,005
---------------------------------------------------------------------------
Lehman Brothers, Inc., 6.625% Sr.
Sub. Nts., 2/15/08                                 60,000           64,827
---------------------------------------------------------------------------
Lennar Corp., 5.95% Sr. Unsec. Nts.,
3/1/13                                            285,000          302,303
---------------------------------------------------------------------------
Liberty Media Corp., 3.50% Nts.,
9/25/06                                           265,000          263,637
---------------------------------------------------------------------------
Liberty Property Trust, 5.65% Sr.
Nts., 8/15/14                                     300,000          308,807
---------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.,
5.375% Nts., 7/15/14                              115,000          112,569
---------------------------------------------------------------------------
May Department Stores Co., 3.95%
Nts., 7/15/07                                      41,000           41,094

                                                PRINCIPAL            VALUE
                                                   AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
---------------------------------------------------------------------------
MBNA America Bank NA, 5.375%
Nts., 1/15/08                               $     470,000   $      491,228
---------------------------------------------------------------------------
McDonnell Douglas Corp., 6.875%
Unsec. Unsub. Nts., 11/1/06                        81,000           85,775
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 4.125%
Nts., 9/10/09                                     625,000          625,232
---------------------------------------------------------------------------
MidAmerican Energy Holdings Co.,
5.875% Sr. Unsec. Nts., 10/1/12                   655,000          695,146
---------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12                430,000          480,285
---------------------------------------------------------------------------
National City Bank, 6.20% Sub. Nts.,
12/15/11                                           40,000           44,037
---------------------------------------------------------------------------
Nationwide Financial Services, Inc.,
5.90% Nts., 7/1/12                                345,000          364,859
---------------------------------------------------------------------------
NiSource Finance Corp.:
3.20% Nts., 11/1/06                                45,000           44,616
7.875% Sr. Unsec. Nts., 11/15/10                  475,000          559,070
---------------------------------------------------------------------------
Northrop Grumman Corp., 7.125%
Sr. Nts., 2/15/11                                 390,000          448,132
---------------------------------------------------------------------------
Petroleos Mexicanos, 9.50% Sr. Sub.
Nts., 9/15/27                                     200,000          251,500
---------------------------------------------------------------------------
PF Export Receivables Master Trust,
3.748% Sr. Nts., Series B, 6/1/13 7               224,249          217,740
---------------------------------------------------------------------------
Prudential Holdings LLC, 8.695%
Bonds, Series C, 12/18/23 7                       510,000          649,296
---------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25 7                              730,000          934,766
---------------------------------------------------------------------------
PSEG Energy Holdings LLC, 7.75%
Unsec. Nts., 4/16/07 2                            315,000          334,688
---------------------------------------------------------------------------
Safeway, Inc., 4.80% Sr. Unsec. Nts.,
7/16/07                                           575,000          588,967
---------------------------------------------------------------------------
Spieker Properties LP, 6.75% Unsec.
Unsub. Nts., 1/15/08                              485,000          526,033
---------------------------------------------------------------------------
Sprint Capital Corp.:
7.125% Sr. Unsec. Nts., 1/30/06                   300,000          312,115
8.75% Nts., 3/15/32                               270,000          360,831
---------------------------------------------------------------------------
Starwood Hotels & Resorts
Worldwide, Inc., 7.375% Nts., 5/1/07              190,000          203,538
---------------------------------------------------------------------------
SunTrust Banks, Inc.:
4% Nts., 10/15/08                                 315,000          318,180
7.75% Unsec. Sub. Nts., 5/1/10                     28,000           32,556
---------------------------------------------------------------------------
TCI Communications, Inc., 9.80% Sr.
Unsec. Debs., 2/1/12                              560,000          722,807
---------------------------------------------------------------------------
TECO Energy, Inc., 10.50% Sr. Unsec.
Nts., 12/1/07                                     255,000          295,163
---------------------------------------------------------------------------
Telefonos de Mexico SA de CV,
4.50% Nts., 11/19/08                              255,000          257,337
---------------------------------------------------------------------------
Time Warner Cos., Inc., 9.125%
Debs., 1/15/13                                    375,000          482,801
---------------------------------------------------------------------------
Time Warner Entertainment Co. LP,
10.15% Sr. Nts., 5/1/12                           185,000          243,035

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------
                                                PRINCIPAL            VALUE
                                                   AMOUNT       SEE NOTE 1
---------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
---------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts.,
12/1/11                                     $     295,000   $      327,450
---------------------------------------------------------------------------
TXU Corp., 4.80% Nts., 11/15/09 7                 275,000          275,782
---------------------------------------------------------------------------
Tyco International Group SA:
6.375% Sr. Unsec. Unsub. Nts., 2/15/06            420,000          434,111
6.75% Sr. Unsub. Nts., 2/15/11                    203,000          227,808
---------------------------------------------------------------------------
Univision Communications, Inc.:
2.875% Sr. Unsec. Nts., 10/15/06                   81,000           79,961
3.50% Sr. Unsec. Nts., 10/15/07                   425,000          420,260
---------------------------------------------------------------------------
Volkswagen Credit, Inc., 2.33% Nts.,
7/21/05 3,7                                       615,000          615,052
---------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec.
Unsub. Nts., 6/15/07                              590,000          612,903
---------------------------------------------------------------------------
Walt Disney Co. (The), 5.375% Sr.
Unsec. Nts., 6/1/07                               395,000          410,836
---------------------------------------------------------------------------
Waste Management, Inc.:
7% Sr. Nts., 7/15/28                              105,000          118,790
7.125% Sr. Unsec. Nts., 10/1/07                   350,000          380,371
7.75% Sr. Unsec. Nts., 5/15/32                    100,000          124,237
---------------------------------------------------------------------------
Weyerhaeuser Co., 5.50% Unsec.
Unsub. Nts., 3/15/05                              132,000          132,614
---------------------------------------------------------------------------
Yum! Brands, Inc., 8.50% Sr. Unsec.
Nts., 4/15/06                                     610,000          648,194
                                                            ---------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $37,554,698)                              38,824,032

---------------------------------------------------------------------------
STRUCTURED NOTES--0.9%
---------------------------------------------------------------------------
Deutsche Bank AG, COUNTS Corp.
Sec. Credit Linked Nts., Series 2003-1,
3.78%, 1/7/05 2,3 (Cost $2,650,000)             2,650,000        2,642,050

---------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--1.7%
---------------------------------------------------------------------------
Undivided interest of 0.35% in joint
repurchase agreement (Principal Amount/
Value $1,443,703,000, with a maturity
value of $1,443,962,867) with UBS Warburg
LLC, 2.16%, dated 12/31/04, to be
repurchased at $5,091,916 on 1/3/05,
collateralized by Federal National Mortgage
Assn., 5%-6%, 4/1/34-10/1/34, with a value
of $1,474,609,071 (Cost $5,091,000)             5,091,000        5,091,000

---------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $324,686,897)                                 113.2%     342,768,095
---------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                     (13.2)     (39,879,357)
                                            -------------------------------
NET ASSETS                                          100.0%  $  302,888,738
                                            ===============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Illiquid security. The aggregate value of illiquid securities as of December
31, 2004 was $8,354,943, which represents 2.76% of the Portfolio's net assets.
See Note 7 of Notes to Financial Statements.

3. Represents the current interest rate for a variable or increasing rate security.

4. When-issued security or forward commitment to be delivered and settled after
December 31, 2004. See Note 1 of Notes to Financial Statements.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,273,304 or 0.75% of the Portfolio's net assets as of December 31, 2004.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
These securities amount to $288,409 or 0.10% of the Portfolio's net assets as of
December 31, 2004.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Directors. These securities amount to $3,789,204 or 1.25% of the Portfolio's net assets as of December 31, 2004.

8. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $217,348. See Note 5 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value (cost $324,686,897)--see
accompanying statement of investments                       $ 342,768,095
--------------------------------------------------------------------------
Cash                                                              385,399
--------------------------------------------------------------------------
Unrealized appreciation on swap contracts                          17,277
--------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $16,794,250 sold on a
when-issued basis or forward commitment)                       17,063,444
Interest, dividends and principal paydowns                      1,383,257
Futures margins                                                    75,595
Shares of capital stock sold                                        9,968
Other                                                               5,883
                                                            --------------
Total assets                                                  361,708,918
-------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $58,400,150 purchased on
a when-issued basis or forward commitment)                     58,638,128
Shares of capital stock redeemed                                  126,980
Directors' compensation                                             8,450
Shareholder communications                                          7,454
Transfer and shareholder servicing agent fees                         833
Other                                                              38,335
                                                            --------------
Total liabilities                                              58,820,180
--------------------------------------------------------------------------
NET ASSETS                                                  $ 302,888,738
                                                            ==============
--------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------
Par value of shares of capital stock                        $     225,982
--------------------------------------------------------------------------
Additional paid-in capital                                    408,536,428
--------------------------------------------------------------------------
Accumulated net investment income                               6,831,311
--------------------------------------------------------------------------
Accumulated net realized loss on investments                 (130,956,643)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                     18,251,660
                                                            --------------
NET ASSETS--applicable to 225,982,201 shares of capital
stock outstanding                                           $ 302,888,738
                                                            ==============
--------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING
PRICE PER SHARE                                             $        1.34

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------
Dividends                                                   $   4,344,881
--------------------------------------------------------------------------
Interest                                                        3,915,063
                                                            --------------
Total investment income                                         8,259,944

--------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------
Management fees                                                 1,946,204
--------------------------------------------------------------------------
Custodian fees and expenses                                        16,329
--------------------------------------------------------------------------
Accounting service fees                                            15,000
--------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                      10,000
--------------------------------------------------------------------------
Directors' compensation                                             9,389
--------------------------------------------------------------------------
Shareholder communications                                          6,335
--------------------------------------------------------------------------
Other                                                              40,159
                                                            --------------
Total expenses                                                  2,043,416
Less reduction to custodian expenses                               (1,616)
                                                            --------------
Net expenses                                                    2,041,800

--------------------------------------------------------------------------
NET INVESTMENT INCOME                                           6,218,144
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------
Net realized gain on:
Investments                                                    16,963,515
Closing of futures contracts                                      865,398
Swap contracts                                                    100,462
                                                            --------------
Net realized gain                                              17,929,375
--------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                     3,478,148
Futures contracts                                                  71,764
Swap contracts                                                     13,871
                                                            --------------
Net change in unrealized appreciation                           3,563,783

--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $  27,711,302
                                                            ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                 2004             2003
--------------------------------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income                                                          $   6,218,144    $   6,718,387
--------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 17,929,375        9,754,056
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                               3,563,783       43,445,647
                                                                               -------------------------------
Net increase in net assets resulting from operations                              27,711,302       59,918,090

--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                              (6,755,713)     (10,318,915)

--------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital stock transactions             (45,988,217)     (34,252,980)

--------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                        (25,032,628)      15,346,195
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                              327,921,366      312,575,171
                                                                               -------------------------------
End of period (including accumulated net investment income of $6,831,311
and $6,746,126, respectively)                                                  $ 302,888,738    $ 327,921,366
                                                                               ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                     2004          2003           2002          2001          2000
----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 1.25       $  1.07       $   1.29       $  1.45       $  1.75
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .03 1         .03            .04           .04           .07
Net realized and unrealized gain (loss)                      .09           .19           (.22)         (.14)         (.10)
                                                          ------------------------------------------------------------------
Total from investment operations                             .12           .22           (.18)         (.10)         (.03)
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.03)         (.04)          (.04)         (.06)         (.08)
Distributions from net realized gain                          --            --             --            --          (.19)
                                                          ------------------------------------------------------------------
Total dividends and/or distributions to shareholders        (.03)         (.04)          (.04)         (.06)         (.27)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 1.34       $  1.25       $   1.07       $  1.29       $  1.45
                                                          ==================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          9.47%        21.10%        (14.45)%       (6.94)%       (2.51)%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $  303       $   328       $    313       $   446       $   606
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                          $  311       $   313       $    370       $   509       $   791
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       2.00%         2.15%          2.79%         2.33%         2.97%
Total expenses                                              0.66% 4       0.67% 4        0.66% 4       0.65% 4       0.61% 4
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      144% 5        292%           149%          108%          123%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$739,617,290 and $758,374,784, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc.
(the Company), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are
sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00
P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of
Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Portfolio invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Portfolio records a realized gain or loss when a structured note is sold or matures. As of December 31, 2004, the market value of these securities comprised 0.9% of the Portfolio's net assets and resulted in unrealized cumulative losses of $7,950.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the
Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. The Portfolio may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31,
2004, the Portfolio had purchased $58,400,150 of securities on a when-issued basis or forward commitment and sold $16,794,250 of securities issued on a when-issued basis or forward commitment.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

      In connection with its ability to purchase or sell securities on a when-issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The
Portfolio records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
  UNDISTRIBUTED     UNDISTRIBUTED             ACCUMULATED      OTHER INVESTMENTS
  NET INVESTMENT        LONG-TERM                    LOSS     FOR FEDERAL INCOME
  INCOME                     GAIN      CARRYFORWARD 1,2,3           TAX PURPOSES
  ------------------------------------------------------------------------------
  $7,030,445                  $--            $130,781,491            $17,882,995

1. As of December 31, 2004, the Portfolio had $130,781,491 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows:

                    EXPIRING
                    -------------------------
                    2009        $  60,757,600
                    2010           70,023,891
                                -------------
                    Total       $ 130,781,491
                                =============

2. During the fiscal year ended December 31, 2004, the Portfolio utilized
$17,313,646 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2003, the Portfolio utilized
$3,339,911 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio. Accordingly, the followingamounts have been reclassified for December 31, 2004. Net assets of the
Portfolio were unaffected by the reclassifications.

           INCREASE TO              INCREASE TO
           ACCUMULATED          ACCUMULATED NET
           NET INVESTMENT         REALIZED LOSS
           INCOME                ON INVESTMENTS
           ------------------------------------
           $622,754                    $622,754

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                              YEAR ENDED           YEAR ENDED
                                       DECEMBER 31, 2004    DECEMBER 31, 2003
           ------------------------------------------------------------------
           Distributions paid from:
           Ordinary income                    $6,755,713          $10,318,915

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities          $ 324,877,127
           Federal tax cost of other investments     (13,993,906)
                                                   --------------
           Total federal tax cost                  $ 310,883,221
                                                   ==============
           Gross unrealized appreciation           $  20,816,100
           Gross unrealized depreciation              (2,933,105)
                                                   --------------
           Net unrealized appreciation             $  17,882,995
                                                   ==============
--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                            YEAR ENDED DECEMBER 31, 2004    YEAR ENDED DECEMBER 31, 2003
                                                  SHARES          AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------

Sold                                           1,689,841    $  2,138,861       4,700,517    $  5,228,306
Dividends and/or distributions reinvested      5,404,571       6,755,713      10,318,915      10,318,915
Redeemed                                     (43,457,996)    (54,882,791)    (44,620,806)    (49,800,201)
                                            -------------------------------------------------------------
Net decrease                                 (36,363,584)   $(45,988,217)    (29,601,374)   $(34,252,980)
                                            =============================================================
--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended
December 31, 2004, were $402,615,479 and $430,957,763, respectively. There were purchases of $24,680,167 and sales of $26,403,162 of U.S. government and government agency obligations for the year ended December 31, 2004. In addition, there were purchases of $739,617,290 and sales of $758,374,784 of To Be
Announced (TBA) mortgage-related securities.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.625% of the first $600 million of average daily net assets of the Portfolio and 0.45% of average daily net assets in excess of $600 million.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Portfolio pays the Manager a fee of $1,500 per year for preparing and filing the Portfolio's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The
Portfolio pays OFS a per account fee. For the year ended December 31, 2004, the
Portfolio paid $10,000 to OFS for services to the Portfolio.

      Additionally, Portfolios offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The
Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.

      The Portfolio generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin)
are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2004, the Portfolio had outstanding futures contracts as follows:

                                                                                   UNREALIZED
                              EXPIRATION     NUMBER OF       VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION               DATES     CONTRACTS     DECEMBER 31, 2004    (DEPRECIATION)
----------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Long Bonds                  3/21/05           131          $147,737,500    $     147,218
U.S. Treasury Nts., 10 yr.       3/21/05            19             2,126,813            2,288
                                                                                --------------
                                                                                      149,506
                                                                                --------------
CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.        3/31/05            93            19,492,219           18,951
U.S. Treasury Nts., 5 yr.        3/21/05           104            11,391,250          (15,273)
                                                                                --------------
                                                                                        3,678
                                                                                --------------
                                                                                $     153,184
                                                                                ==============

--------------------------------------------------------------------------------
6. TOTAL RETURN SWAP CONTRACTS

The Portfolio may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Portfolio records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Portfolio at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

            23 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. TOTAL RETURN SWAP CONTRACTS Continued

As of December 31, 2004, the Portfolio had entered into the following total return swap agreements:

                                                           PAID BY          RECEIVED BY
                                      NOTIONAL    THE PORTFOLIO AT     THE PORTFOLIO AT      TERMINATION     UNREALIZED
SWAP COUNTERPARTY                       AMOUNT   DECEMBER 31, 2004    DECEMBER 31, 2004            DATES   APPRECIATION
-----------------------------------------------------------------------------------------------------------------------

                                                                               Value of
                                                         One-Month      total return of
                                                     LIBOR less 50      Lehman Brothers
Deutsche Bank AG                    $1,860,000        basis points           CMBS Index           1/1/05   $      9,266
                                                                               Value of
                                                                        total return of
                                                         One-Month      Lehman Brothers
Goldman Sachs Capital Markets LP     1,860,000           LIBOR BBA           CMBS Index          3/31/05          8,011
                                                                                                           ------------
                                                                                                           $     17,277
                                                                                                           ============

Index abbreviations are as follows:

CMBS          Commercial Mortgage Backed Securities Markets
LIBOR         London-Interbank Offered Rate
LIBOR BBA     London-Interbank Offered Rate British Bankers Association

--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES

As of December 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
Defendants") excluding the Fund, 31 present and former Directors or Trustees and
9 present and former officers of the funds. This complaint, filed in the U.S.
District Court for the Southern District of New York on January 10, 2005,
consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

            24 | TOTAL RETURN PORTFOLIO

                                  Appendix A

                             RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa"
securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.
Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation  rated "AAA" have the highest rating assigned by Standard &
Poor's.  The  obligor's  capacity  to meet  its  financial  commitment  on the obligation is extremely strong.

AA: An obligation  rated "AA" differ from the highest rated  obligations  only in small degree.  The obligor's  capacity to meet its financial  commitment on the obligation is very strong.

A: An  obligation  rated "A" are  somewhat  more  susceptible  to the  adverse effects of changes in circumstances  and economic  conditions than obligations in  higher-rated  categories.  However,  the  obligor's  capacity  to meet its financial commitment on the obligation is still strong.

BBB:  An  obligation  rated  "BBB"  exhibit  adequate  protection  parameters.
However,  adverse  economic  conditions  or  changing  circumstances  are more likely to lead to a weakened  capacity  of the  obligor to meet its  financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation  rated "BB" are less  vulnerable  to  nonpayment  than other
speculative  issues.   However,  they  face  major  ongoing  uncertainties  or
exposure to adverse business,  financial,  or economic  conditions which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

B: An obligation  rated "B" are more vulnerable to nonpayment than obligations rated "BB",  but the obligor  currently has the capacity to meet its financial commitment  on  the  obligation.  Adverse  business,  financial,  or  economic conditions  will likely impair the obligor's  capacity or  willingness to meet its financial commitment on the obligation.

CCC: An obligation  rated "CCC" are currently  vulnerable to  nonpayment,  and are dependent upon favorable business,  financial, and economic conditions for the obligor to meet its financial  commitment on the obligation.  In the event of adverse business,  financial,  or economic  conditions,  the obligor is not likely  to  have  the  capacity  to  meet  its  financial  commitment  on  the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C:  Subordinated  debt or preferred stock  obligations rated "C" are currently highly  vulnerable  to  nonpayment.  The "C"  rating  may be  used to  cover a situation where a bankruptcy  petition has been filed or similar action taken, but  payments  on this  obligation  are  being  continued.  A "C" also will be assigned to a preferred  stock issue in arrears on  dividends  or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default.  The "D" rating category is used when payments on an  obligation  are not made on the date due even if the applicable  grace period has not expired,  unless  Standard & Poor's  believes that such payments will be made during such grace period.  The "D" rating also will be used  upon the  filing of a  bankruptcy  petition  or the  taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o     Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                  Appendix B

                           Industry Classifications

Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

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Panorama Series Fund, Inc.
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Internet Website:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP (225.5677)

Custodian Bank
      JPMorgan Chase Bank
      4 Chase Metro Tech Center
      Brooklyn, New York, 11245

Independent Registered Public Accounting Firm
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Directors
      Bell, Boyd & Lloyd LLC
      70 West Madison Street, Suite 3100
      Chicago, Illinois 60602

1234

PX.PAN.001.0405